UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

Annual Report December 31, 2019

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Government Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Beginning on or after January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail unless you specifically request paper copies of the reports from us at (888) 455-2232, free of charge. Instead, your Fund annual and semi- annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically, and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at NorthwesternMutal.com/Paperless.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (888) 455-2232. Your election to receive reports in paper will apply to all future shareholder reports.

Letter to Contract Holders

December 31, 2019

The decade of the 2010’s ended on a high note for investors, as nearly every asset class delivered strong returns in 2019. This represented a notable turnaround from late 2018, when many analysts and pundits saw a looming recession coming for the U.S. Not only did a feared recession fail to materialize, but the U.S. officially registered its longest economic expansion on record and a new bull market for stocks emerged. Bonds also had a standout year, boosted by lower interest rates and solid corporate cash flows.

Looking at U.S. equities, large capitalization stocks, as represented by the S&P 500® Index1, were the top performers, while the S&P MidCap 400® and S&P SmallCap 600® Indices also posted strong returns amid optimism about the resilience of the U.S. economy. While global economic growth slowed, international stocks nearly matched U.S. equity returns. Emerging market equities trailed developed economies somewhat, but still showed strength in rebounding from a difficult 2018.

Also helping to drive performance for the period was a wave of central bank monetary easing. The U.S. Federal Reserve (the “Fed”) had raised interest rates four times in 2018 and signaled further tightening even as growth began to slow. In January 2019, however, the Fed changed course and indicated a more accommodative stance. Three interest rate cuts followed throughout 2019, which encouraged investors and boosted markets. Other central banks around the globe followed the Fed’s lead and either cut rates or strengthened monetary stimulus programs, supporting equities worldwide.

The bond market, as represented by various Bloomberg Barclays® Indices, also benefited from lower interest rates, with most bond classes up substantially for the year. This simultaneous bull market for both stocks and bonds is somewhat unusual, as bond returns ordinarily have a slightly negative correlation with equity returns. Sustained low inflation and the Fed’s decision to respond to the early signs of economic weakness with lower interest rates both contributed to this reversal of the usual pattern.

Among bonds, high quality corporate bonds had the highest returns, followed closely by high yield corporate bonds. As interest rates fell, investors hungry for yield moved towards corporate bonds, compressing the spread, or difference in yield, between corporate bonds and U.S. Treasurys. U.S. Treasurys and mortgage-backed securities also continued to deliver solid returns and risk reduction for equity investors.

The U.S. dollar strengthened for much of the year due to comparatively high interest rates, but declined with the Fed’s rate cuts, ending the year nearly flat against most major currencies. While yields on bonds in the U.S. decreased, they remained competitive in comparison to much of the developed world, particularly Europe and Japan.

U.S. economic growth slowed somewhat in 2019, but the economy impressed investors with its resilience and durability. While GDP growth of 2.4% through the third quarter wasn’t high by historical standards, it defied the pessimistic forecasts of late 2018, when many investors were concerned about slowing global growth and a possible recession. Instead, the U.S. economy expanded for its 126th consecutive month as of December 2019, marking the longest period of sustained economic growth in the nation’s history.

The economic expansion continued to lift the labor market, where unemployment hit a 50-year low of 3.5% in 2019. Wages also increased, albeit at a moderate pace, as inflation remained tame. Despite a slight uptick in December 2019, inflation remained below the Fed’s inflation target of 2% for most of the year. Persistently low inflation allowed the Fed to extend the business cycle with lower interest rates.

Despite the strong performance of most asset classes, there were a number of concerning developments. The environment for global trade deteriorated in 2019, partially due to the trade dispute between the U.S. and China. While the two countries reached a “phase one” deal at the end of 2019, a number of disagreements remained, and global trade growth stalled. In addition, Middle East tensions flared up, raising tensions between the U.S. and Iran. Although global growth remained positive, economic activity continued to slow in China, a country that has been an engine of growth for the world economy.

For investors looking ahead to the new decade, it’s worth recalling where we were 10 years ago. The 2000s saw very modest equity and bond returns, one of the worst decades on record, and recovery from the financial crisis had only just begun. Some pundits at the time were predicting a period of secular stagnation and persistently low GDP growth and investment returns. Instead, we saw uninterrupted growth and perhaps the most impressive bull market in modern history, with remarkable returns for both bonds and equities.

This is a valuable reminder that as much as we may analyze markets, the future is difficult to predict. Investors who backed away from markets in 2009 missed out on substantial returns. The best way to be positioned for whatever the next decade might bring is with a properly diversified portfolio. As with all financial decisions, we recommend consulting with a financial professional to explore the right mix of securities for your portfolio. We encourage you to work closely with your financial professional to navigate the financial markets so that you will be prepared for the years and decades to come.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

EXAMPLE

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $l,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period July 1, 2019 to December 31, 2019*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,072.85	$2.19	0.42%
Hypothetical (5% return before expenses)	1,000.00	1,023.09	2.14	0.42

Focused Appreciation Portfolio
Actual	1,000.00	1,081.30	3.30	0.63
Hypothetical (5% return before expenses)	1,000.00	1,022.03	3.21	0.63

Large Cap Core Stock Portfolio
Actual	1,000.00	1,099.26	2.38	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29	0.45

Large Cap Blend Portfolio
Actual	1,000.00	1,063.71	4.27	0.82
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18	0.82

Index 500 Stock Portfolio
Actual	1,000.00	1,108.00	1.06	0.20
Hypothetical (5% return before expenses)	1,000.00	1,024.20	1.02	0.20

Expense Examples (unaudited)

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period July 1, 2019 to December 31, 2019*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,096.69	$4.02	0.76%
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.87	0.76

Domestic Equity Portfolio
Actual	1,000.00	1,085.10	2.79	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70	0.53

Equity Income Portfolio
Actual	1,000.00	1,093.43	3.22	0.61
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11	0.61

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,054.93	2.80	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Index 400 Stock Portfolio
Actual	1,000.00	1,068.02	1.36	0.26
Hypothetical (5% return before expenses)	1,000.00	1,023.89	1.33	0.26

Mid Cap Value Portfolio
Actual	1,000.00	1,101.54	3.97	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,096.57	3.01	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.33	2.91	0.57

Index 600 Stock Portfolio
Actual	1,000.00	1,078.51	1.62	0.31
Hypothetical (5% return before expenses)	1,000.00	1,023.64	1.58	0.31

Small Cap Value Portfolio
Actual	1,000.00	1,072.17	4.60	0.88
Hypothetical (5% return before expenses)	1,000.00	1,020.77	4.48	0.88

International Growth Portfolio
Actual	1,000.00	1,112.58	3.46	0.65
Hypothetical (5% return before expenses)	1,000.00	1,021.93	3.31	0.65

Research International Core Portfolio
Actual	1,000.00	1,092.94	4.06	0.77
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.92	0.77

International Equity Portfolio
Actual	1,000.00	1,052.68	2.85	0.55
Hypothetical (5% return before expenses)	1,000.00	1,022.43	2.80	0.55

Emerging Markets Equity Portfolio
Actual	1,000.00	1,045.79	5.16	1.00
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00

Expense Examples (unaudited)

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period July 1, 2019 to December 31, 2019*	Annualized Expense Ratio

Government Money Market Portfolio
Actual	$1,000.00	$1,008.68	$1.72	0.34%
Hypothetical (5% return before expenses)	1,000.00	1,023.49	1.73	0.34

Short-Term Bond Portfolio
Actual	1,000.00	1,013.38	2.03	0.40
Hypothetical (5% return before expenses)	1,000.00	1,023.19	2.04	0.40

Select Bond Portfolio
Actual	1,000.00	1,023.86	1.58	0.31
Hypothetical (5% return before expenses)	1,000.00	1,023.64	1.58	0.31

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,029.62	7.37	1.44
Hypothetical (5% return before expenses)	1,000.00	1,017.95	7.32	1.44

Inflation Protection Portfolio
Actual	1,000.00	1,021.92	2.85	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.38	2.85	0.56

High Yield Bond Portfolio
Actual	1,000.00	1,043.38	2.32	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29	0.45

Multi-Sector Bond Portfolio
Actual	1,000.00	1,038.26	3.85	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Balanced Portfolio
Actual	1,000.00	1,053.01	0.31	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	1,062.49	0.47	0.09
Hypothetical (5% return before expenses)	1,000.00	1,024.75	0.46	0.09

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the direct expenses of the Portfolio and do not include the effect of the underlying Portfolios’ expenses which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in the Prospectus.

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. T. Rowe Price was appointed sub-adviser to the Portfolio effective November 14, 2019. Prior to that time, the Portfolio was sub-advised by Mellon Investments Corporation (“Mellon”). The Portfolio invests in “blue chip” growth companies, which are companies that are well established in their industries and have the potential for above-average earnings growth. The Portfolio looks for companies with leading market positions, seasoned management, and strong financial fundamentals. The Portfolio’s investment approach reflects the belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong investment performance. The Portfolio may look for companies with good prospects for dividend growth.

MARKET OVERVIEW

U.S. stocks surged in 2019, with several major indices hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment throughout the year. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, although occasional tensions seemed to reduce its likelihood. A preliminary “phase one” trade deal was finally agreed upon in December, supporting investor enthusiasm into the end of the year. As part of the agreement, the U.S. would plan to lower or cancel the scheduled tariff rate on various Chinese goods. The agreement would also require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services and currency and foreign exchange”.

The Russell 1000® Growth Index posted positive returns during the twelve-month period ended December 31, 2019. As measured by various Russell U.S. indices, large-cap shares outperformed their smaller peers. Growth stocks soundly outperformed value across all market capitalizations.

PORTFOLIO RESULTS

The Portfolio returned 29.68% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 36.39%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Upper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Large Cap Growth Funds peer group was 33.19%.

As noted above, prior to November 14, 2019, the Portfolio was managed by Mellon. With respect to the period prior to November 14, 2019, the Portfolio’s underperformance was largely attributable to stock selection in the Communication Services sector. Pinterest fell on negative sentiment from slowing advertising demand. Twitter declined due to transitory technical issues, while key metrics such as “daily active users” showed improvement. The Portfolio’s lack of exposure to Facebook, Inc. detracted from relative results as the company reported better-than-expected earnings. Stock selection in the Health Care sector also weighed on relative performance this year. Varian Medical Systems, Inc. moved lower on concerns around margin leverage and slowing Asia Pacific ex-China orders. Align Technology, Inc. declined as investors responded negatively to disappointing China growth numbers.

The following performance attribution comments relate to the period November 14, 2019 through December 31, 2019, during which time T. Rowe Price acted as the Portfolio’s sub-adviser.

Stock selection in the Consumer Discretionary sector contributed to strong relative results during the period, led by Alibaba Group Holding. Shares of the company traded higher as continued user growth, particularly in lower-tier cities, fueled better-than-expected topline results in its core e-commerce business. Shares received an additional boost following strong demand for its Hong Kong IPO, with proceeds expected to be deployed strategically to fund cloud and entertainment initiatives, as well as fend off domestic e-commerce competitors. The Communication Services sector also aided relative returns, mainly due to stock picks, such as Tencent Holdings.

Growth Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

T. Rowe Price managers believe that the long duration of the current bull market is not a particular concern. Rather than dying of old age, bull markets often succumb to one of four ills: an economic downturn, regulatory or policy uncertainty, Federal Reserve policy errors, or valuation excess. On balance, current signals suggest slightly positive returns for the market in 2020, with a highly accommodative Federal Reserve likely to offset significant volatility caused by the regulatory and political environment. Nevertheless, the possibility of extreme outcomes in either a negative or positive direction appears higher than in recent years.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Growth Stock Portfolio	29.68%	12.13%	12.64%
Russell 1000® Growth Index	36.39%	14.63%	15.22%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	33.19%	13.73%	14.18%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Amazon.com, Inc.	8.8%
Alphabet, Inc., Various	6.5%
Facebook, Inc. - Class A	6.4%
Microsoft Corp.	5.0%
Alibaba Group Holding, Ltd., ADR	4.3%
Visa, Inc. - Class A	3.7%
Mastercard, Inc. - Class A	3.3%
Apple, Inc.	2.5%
Tencent Holdings, Ltd.	2.3%
The Boeing Co.	2.2%

Growth Stock Portfolio (unaudited)

   Sector Allocation 12/31/19

Sector	% of Net Assets
Information Technology	33.4%
Consumer Discretionary	22.3%
Communication Services	16.4%
Health Care	15.6%
Industrials	6.2%
Financials	4.4%
Materials	0.6%
Short-Term Investments & Other Net Assets	0.5%
Energy	0.3%
Utilities	0.3%
Consumer Staples	0.0%
Real Estate	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (99.5%)	Shares/ Par +	Value $ (000’s)

Communication Services (16.4%)
Alphabet, Inc. - Class A*	10,090	13,515
Alphabet, Inc. - Class C*	42,498	56,821
Electronic Arts, Inc.*	23,945	2,574
Facebook, Inc. - Class A*	337,679	69,309
IAC/InterActiveCorp*	27,001	6,726
Match Group, Inc.*	21,328	1,751
Spotify Technology SA*	15,616	2,335
Tencent Holdings, Ltd.	511,400	24,650

Total		177,681

Consumer Discretionary (22.3%)
Alibaba Group Holding, Ltd., ADR*	221,277	46,933
Amazon.com, Inc.*	51,725	95,579
Aptiv PLC	64,804	6,154
Booking Holdings, Inc.*	7,999	16,428
Chipotle Mexican Grill, Inc.*	800	670
Dollar General Corp.	81,367	12,692
Dollar Tree, Inc.*	23,809	2,239
Ferrari NV	6,761	1,119
Hilton Worldwide Holdings, Inc.	52,276	5,798
Lululemon Athletica, Inc.*	20,579	4,768
Marriott International, Inc. - Class A	30,150	4,566
Netflix, Inc.*	48,963	15,843
NIKE, Inc. - Class B	61,801	6,261
Restaurant Brands International, Inc.	28,734	1,832
Ross Stores, Inc.	84,967	9,892
Royal Caribbean Cruises, Ltd.	18,882	2,521
The TJX Cos., Inc.	26,524	1,620
Trip.com Group, Ltd.*	49,500	1,660
VF Corp.	16,280	1,622
Wynn Resorts, Ltd.	18,162	2,522
Yum! Brands, Inc.	9,217	928

Total		241,647

Consumer Staples (0.0%)
Constellation Brands, Inc. - Class A	496	94
Philip Morris International, Inc.	395	34

Total		128

Common Stocks (99.5%)	Shares/ Par +	Value $ (000’s)

Energy (0.3%)
Concho Resources, Inc.	13,895	1,217
Pioneer Natural Resources Co.	13,677	2,070

Total		3,287

Financials (4.4%)
American International Group, Inc.	27,654	1,419
The Charles Schwab Corp.	85,385	4,061
Chubb, Ltd.	14,139	2,201
Citigroup, Inc.	4,123	329
The Goldman Sachs Group, Inc.	3,673	845
Intercontinental Exchange, Inc.	66,789	6,181
JPMorgan Chase & Co.	1,604	224
Marsh & McLennan Cos., Inc.	35,460	3,951
Morgan Stanley	79,896	4,084
S&P Global, Inc.	23,273	6,355
State Street Corp.	17,996	1,423
TD Ameritrade Holding Corp.	124,693	6,197
Willis Towers Watson PLC	50,045	10,106

Total		47,376

Health Care(15.6%)
Abbott Laboratories	7,761	674
Agilent Technologies, Inc.	2,436	208
Alexion Pharmaceuticals, Inc.*	36,288	3,925
Amgen, Inc.	347	84
Anthem, Inc.	36,780	11,109
Becton Dickinson and Co.	55,352	15,054
Boston Scientific Corp.*	147	7
Centene Corp.*	75,222	4,729
Cigna Corp.	93,077	19,033
Danaher Corp.	81,825	12,558
Exact Sciences Corp.*	17,561	1,624
HCA Healthcare, Inc.	33,074	4,889
Intuitive Surgical, Inc.*	27,372	16,181
Seattle Genetics, Inc.*	4,971	568
Stryker Corp.	92,114	19,338
Teleflex, Inc.	884	333
Thermo Fisher Scientific, Inc.	39,905	12,964
UnitedHealth Group, Inc.	71,199	20,931
Veeva Systems, Inc. - Class A*	7,993	1,124

Common Stocks (99.5%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Vertex Pharmaceuticals, Inc.*	83,166	18,209
WellCare Health Plans, Inc.*	11,042	3,646
Zoetis, Inc.	12,412	1,643

Total		168,831

Industrials (6.2%)
The Boeing Co.	73,728	24,018
Canadian Pacific Railway, Ltd.	9,874	2,517
Cintas Corp.	4,484	1,207
CoStar Group, Inc.*	7,743	4,633
Equifax, Inc.	13,008	1,823
Fortive Corp.	5,956	455
Honeywell International, Inc.	18,866	3,339
IHS Markit, Ltd.*	17,622	1,328
Kansas City Southern	8,046	1,232
L3Harris Technologies, Inc.	16,869	3,338
Norfolk Southern Corp.	9,128	1,772
Northrop Grumman Corp.	15,713	5,405
Roper Technologies, Inc.	19,768	7,002
Union Pacific Corp.	18,411	3,328
United Continental Holdings, Inc.*	65,726	5,790
United Parcel Service, Inc. - Class B	1,255	147

Total		67,334

Information Technology (33.4%)
Advanced Micro
Devices, Inc.*	68,900	3,160
Apple, Inc.	93,389	27,424
Applied Materials, Inc.	72,720	4,439
Atlassian Corp. PLC*	7,230	870
Automatic Data Processing, Inc.	8,902	1,518
Broadcom, Inc.	871	275
DocuSign, Inc.*	26,953	1,998
Fidelity National Information Services, Inc.	128,834	17,920
Fiserv, Inc.*	152,767	17,664
FleetCor Technologies, Inc.*	19,411	5,585
Global Payments, Inc.	111,447	20,346
Intuit, Inc.	77,430	20,281
KLA-Tencor Corp.	18,118	3,228
Lam Research Corp.	10,256	2,999
Marvell Technology Group, Ltd.	172,107	4,571

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Common Stocks (99.5%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Mastercard, Inc. - Class A	119,452	35,667
Maxim Integrated Products, Inc.	19,049	1,172
Microchip Technology, Inc.	6,143	643
Microsoft Corp.	345,923	54,552
Motorola Solutions, Inc.	568	92
NVIDIA Corp.	30,034	7,067
Paycom Software, Inc.*	10,373	2,746
PayPal Holdings, Inc. *	160,182	17,327
QUALCOMM, Inc.	23,690	2,090
salesforce.com, Inc. *	125,154	20,355
ServiceNow, Inc. *	74,031	20,900
Splunk, Inc. *	56,705	8,493
Synopsys, Inc. *	7,726	1,076
Texas Instruments, Inc.	10,954	1,405
Visa, Inc.- Class A	212,626	39,952
VMware, Inc. - Class A*	33,925	5,150
Workday, Inc. - Class A *	65,919	10,840
Xilinx, Inc.	1,344	131

Total		361,936

Materials (0.6%)
Air Products and Chemicals, Inc.	3,376	793
Linde PLC	17,083	3,637
The Sherwin-Williams Co.	4,883	2,850

Total		7,280

Real Estate (0.0%)
American Tower Corp.	252	58

Total		58

Utilities (0.3%)
NextEra Energy, Inc.	437	106
Sempra Energy	19,295	2,922

Total		3,028

Total Common Stocks
(Cost: $893,803)		1,078,586

Short-Term Investments (0.4%)

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540% #	4,100,735	4,101

Total		4,101

Total Short-Term Investments
(Cost: $4,101)		4,101

Short-Term Investments (0.4%)	Shares/ Par +	Value $ (000’s)

Money Market Funds continued

Total Investments (99.9%)
(Cost: $897,904)@		1,082,687

Other Assets, Less
Liabilities (0.1%)		637

Net Assets (100.0%)		1,083,324

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $898,098 and the net unrealized appreciation of investments based on that cost was $184,589 which is comprised of $189,899 aggregate gross unrealized appreciation and $5,310 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,078,586	$-	$-
Short-Term Investments	4,101	-	-
Total Assets:	$1,082,687	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$1.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities, but may exceed this range.

MARKET OVERVIEW

U.S. equity market returns were very strong during the reporting period as asset prices rebounded from depressed valuations following market turmoil in late 2018. Growth strategies continued to outperform value strategies, consistent with the three- and five-year trends. Large- and small-cap stocks performed roughly in line with each other.

PORTFOLIO RESULTS

The Portfolio returned 31.97% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 36.39%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Large Cap Growth Funds peer group was 33.19%.

Main drivers of the Portfolio’s underperformance included stock selection in the Information Technology and Industrials sectors as well as positioning in the Information Technology, Consumer Staples and Energy sectors. From an individual security perspective, the decision to not own Apple Inc. was significant in holding back relative returns.

On the positive side, Facebook, Inc., Alibaba Group Holding Ltd. and Visa, Inc. were among the top contributors to the Portfolio’s relative returns. Stock selection in the Consumer Discretionary and Communication Services sectors as well as positioning in the Industrials sector also contributed to relative performance.

During the period, the portfolio manager took advantage of price weakness to take positions in NVIDIA Corporation and Roche Holding AG, and add to several of the high quality growth companies in the Portfolio, including Monster Beverage Corporation, Novartis AG, Regeneron Pharmaceuticals, Inc. and Schlumberger, Ltd. The purchases were funded by reducing positions in Alcon, Inc., American Express Company, Danone SA, FactSet Research Systems, Inc., Procter & Gamble Company, Qualcomm Incorporated, Starbucks Corporation and Varian Medical Systems, Inc. A position in United Parcel Service, Inc. was exited as it approached the portfolio manager’s estimate of intrinsic value.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

We believe that markets are efficient in the long run. In the near term, however, we believe that innate behavioral biases, such as herding, overconfidence and loss aversion influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is therefore dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to determine intrinsic value and exploit the long-term difference between this value and the market’s current perception. We look to invest in those few high quality businesses with sustainable competitive advantages and profitable growth when they trade significantly below intrinsic value.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses in order to take advantage of meaningful price dislocations when they occur. The nature of the process leads to lower turnover based on stock selection. Relative to the Russell 1000® Growth Index, we are

Focused Appreciation Portfolio (unaudited)

currently overweight in the Consumer Staples, Consumer Discretionary, Health Care, Energy, Financials and Communication Services sectors. We are underweight in the Information Technology and Industrials sectors. We hold no positions in the Real Estate or Materials sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	31.97%	15.69%	13.69%
Russell 1000® Growth Index	36.39%	14.63%	15.22%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	33.19%	13.73%	14.18%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Visa, Inc. - Class A	6.9%
Amazon.com, Inc.	6.1%
Alibaba Group Holding, Ltd., ADR	6.0%
Facebook, Inc. - Class A	6.0%
Alphabet, Inc., Various	5.8%
Oracle Corp.	4.6%
Autodesk, Inc.	4.3%
Microsoft Corp.	4.0%
Monster Beverage Corp.	3.4%
Regeneron Pharmaceuticals, Inc.	3.1%

Sector Allocation 12/31/19

Sector	% of Net Assets
Information Technology	29.3%
Consumer Discretionary	17.5%
Health Care	17.3%
Consumer Staples	12.6%
Communication Services	11.8%
Industrials	5.1%
Financials	3.9%
Energy	1.7%
Short-Term Investments & Other Net Assets	0.8%

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (99.2%)	Shares/ Par+	Value $ (000’s)

Communication Services (11.8%)
Alphabet, Inc. - Class A*	21,961	29,414
Alphabet, Inc. - Class C*	22,005	29,421
Facebook, Inc. - Class A*	293,607	60,263

Total		119,098

Consumer Discretionary (17.5%)
Alibaba Group Holding, Ltd., ADR*	285,416	60,537
Amazon.com, Inc.*	33,504	61,910
Starbucks Corp.	272,918	23,995
Yum China Holdings, Inc.	292,250	14,031
Yum! Brands, Inc.	169,359	17,059

Total		177,532

Consumer Staples (12.6%)
The Coca-Cola Co.	454,036	25,131
Colgate-Palmolive Co.	250,640	17,254
Danone SA, ADR	1,360,798	22,440
Monster Beverage Corp.*	538,613	34,229
The Procter & Gamble Co.	230,396	28,776

Total		127,830

Energy (1.7%)
Schlumberger, Ltd.	432,383	17,382

Total		17,382

Common Stocks (99.2%)	Shares/ Par+	Value $ (000’s)

Financials (3.9%)
American Express Co.	3,920	488
FactSet Research Systems, Inc.	62,022	16,641
SEI Investments Co.	347,302	22,741

Total		39,870

Health Care (17.3%)
Alcon, Inc.*	2,511	142
Amgen, Inc.	76,025	18,327
Cerner Corp.	305,694	22,435
Merck & Co., Inc.	130,886	11,904
Novartis AG, ADR	228,684	21,654
Novo Nordisk A/S, ADR	496,150	28,717
Regeneron Pharmaceuticals, Inc.*	84,781	31,834
Roche Holding AG, ADR	747,496	30,393
Varian Medical Systems, Inc.*	66,797	9,486

Total		174,892

Industrials (5.1%)
Deere & Co.	148,235	25,683
Expeditors International of Washington, Inc.	334,692	26,113

Total		51,796

Common Stocks (99.2%)	Shares/ Par+	Value $ (000’s)

Information Technology (29.3%)
Autodesk, Inc.*	238,220	43,704
Automatic Data Processing, Inc.	54,932	9,366
Cisco Systems, Inc.	524,004	25,131
Microsoft Corp.	255,632	40,313
NVIDIA Corp.	132,093	31,081
Oracle Corp.	871,809	46,188
QUALCOMM, Inc.	352,158	31,071
Visa, Inc. - Class A	371,429	69,792

Total		296,646

Total Common Stocks
(Cost: $613,176)		1,005,046

Short-Term Investments (0.8%)

Money Market Funds (0.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	7,807,833	7,808

Total		7,808

Total Short-Term Investments
(Cost: $7,808)		7,808

Total Investments (100.0%)
(Cost: $620,984)@		1,012,854

Other Assets, Less
Liabilities (0.0%)		(230)

Net Assets (100.0%)		1,012,624

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $621,851 and the net unrealized appreciation of investments based on that cost was $391,003 which is comprised of $404,402 aggregate gross unrealized appreciation and $13,399 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,005,046	$-	$-
Short-Term Investments	7,808	-	-
Total Assets:	$1,012,854	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. companies.	$633 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio allocates its assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted positive results for the twelve months ended December 31, 2019. U.S. equities rose as the U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were volatile in the absence of meaningful compromises on key structural issues. The U.S. Federal Reserve (the “Fed”) lowered its benchmark interest rate in July and September by a combined 0.50% to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. U.S. equities surged in the fourth quarter of 2019 as stocks benefited from waning recession fears, accommodative Fed policies, including another 0.25% rate cut in October, and improved U.S.-China trade sentiment in December.

Returns during the period varied by market capitalization. Large cap stocks, as measured by the S&P® 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400® Index and Russell 2000® Index.

PORTFOLIO RESULTS

The Large Cap Core Stock Portfolio returned 31.19% for the twelve months ended December 31, 2019. By comparison, the S&P 500® Index (the “Index”) returned 31.49% for the year. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper ® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2019 for the Large Cap Core Funds peer group was 28.86%.

The Portfolio’s relative performance during the period was helped by strong stock selection in the Information Technology and Industrials sectors, offset by weak stock selection in the Consumer Discretionary and Consumer Staples sectors.

Top individual relative detractors included Apple Inc., TD Ameritrade and Anthem Inc. The Portfolio’s underweight to Apple Inc. weighed on performance as the Information Technology giant’s shares rose after second quarter earnings results beat expectations. Relatively favorable iPhone results and strong services and wearables revenue supported Apple’s stock price. The Portfolio’s position in out-of-benchmark Financials company TD Ameritrade, an online brokerage company, also hindered relative results. Shares fell sharply in September after market leader Charles Schwab announced plans to eliminate commission charges for trading in U.S. stocks, ETFs and options. Shares later rebounded on news that Charles Schwab agreed to acquire TD Ameritrade for a premium. The Portfolio’s overweight to Anthem, a U.S.-based managed Health Care company, detracted from relative performance. Anthem shares declined as the company continued to face political headwinds.

Leading contributors to relative performance during the period included two stocks from the Information Technology sector, Advanced Micro Devices (“AMD”) and Global Payments Inc. The Portfolio’s overweight to semiconductor maker AMD was the largest contributor to relative performance. The company’s shares rose toward the end of the reporting period following Microsoft’s unveiling of several new Surface laptops using AMD central processing unit chips. Investors viewed this development favorably in terms of AMD’s competitive positioning against its rival, Intel. The Portfolio’s overweight to Global Payments, a company whose products help merchants accept multiple kinds of payments to improve efficiency, also bolstered relative results. The company reported a series of positive quarterly earnings results and announced their acquisition of Total System Services. Not holding Johnson & Johnson, a developer of medical devices, pharmaceuticals and consumer packaged goods, was also a strong contributor to relative performance. Concerns about lawsuits regarding its talc-based baby powder and its alleged role in the opioid crisis weighed on the company’s stock.

Large Cap Core Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

We believe that the U.S. manufacturing economy is being pulled in opposite directions by easier financial conditions on the one hand and the uncertainty about the trade dispute with China on the other. Ultimately, we think President Donald Trump will likely choose the economy (his greatest strength in the polls) over being tough on China as a result of political considerations. Meanwhile, consumers continue to enjoy solid job gains and a strong housing market. Therefore, we expect uncertainty to diminish and for the economy to maintain its solid, if unspectacular, growth.

For 2020, our U.S. macroeconomic team is encouraged by improving leading economic indicators, receding tail risks and the fact that markets are no longer pricing in much central bank support. We continue to hold a moderately bullish view on U.S. equities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	31.19%	9.93%	10.81%
S&P 500® Index	31.49%	11.69%	13.55%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	28.86%	10.23%	12.22%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Amazon.com, Inc.	4.6%
Microsoft Corp.	4.2%
Apple, Inc.	4.2%
Alphabet, Inc. - Class A	3.7%
Bank of America Corp.	2.9%
The Coca-Cola Co.	2.1%
The Procter & Gamble Co.	2.0%
Facebook, Inc. - Class A	1.8%
AstraZeneca PLC, ADR	1.6%
United Technologies Corp.	1.5%

Large Cap Core Stock Portfolio (unaudited)

Sector Allocation 12/31/19

Sector	% of Net Assets
Information Technology	21.3%
Health Care	14.0%
Financials	11.5%
Communication Services	11.1%
Consumer Discretionary	11.0%
Industrials	10.7%
Consumer Staples	5.3%
Energy	4.3%
Utilities	4.3%
Materials	3.0%
Real Estate	3.0%
Short-Term Investments & Other Net Assets	0.3%
Investment Companies	0.2%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (99.5%)	Shares/ Par+	Value $ (000’s)

Communication Services (11.1%)
Alphabet, Inc. - Class A*	17,606	23,581
Charter Communications, Inc. - Class A*	9,064	4,397
Comcast Corp. - Class A	210,681	9,474
Electronic Arts, Inc.*	49,107	5,280
Facebook, Inc. - Class A*	55,008	11,290
Liberty Media Corp. - Liberty Formula One - Class C*	21,591	993
Spotify Technology SA*	7,049	1,054
Verizon Communications, Inc.	156,319	9,598
The Walt Disney Co.	30,209	4,369

Total		70,036

Consumer Discretionary (11.0%)
Amazon.com, Inc.*	15,724	29,055
D.R. Horton, Inc.	80,741	4,259
Lennar Corp. - Class A	124,140	6,926
Lowe’s Companies, Inc.	67,602	8,096
Marriott International, Inc. - Class A	17,157	2,598
McDonald’s Corp.	29,856	5,900
Netflix, Inc.*	11,048	3,575
The TJX Cos., Inc.	154,610	9,441

Total		69,850

Consumer Staples (5.3%)
The Coca-Cola Co.	234,235	12,965
Mondelez International, Inc.	146,217	8,054
The Procter & Gamble Co.	101,380	12,662

Total		33,681

Energy (4.3%)
BP PLC, ADR	39,098	1,476
Chevron Corp.	33,514	4,039
Concho Resources, Inc.	9,700	849
Diamondback Energy, Inc.	12,610	1,171
Encana Corp.	244,961	1,149
Exxon Mobil Corp.	110,799	7,732
Marathon Petroleum Corp.	55,297	3,332
Noble Energy, Inc.	62,932	1,563
Pioneer Natural Resources Co.	6,972	1,055
Schlumberger, Ltd.	70,902	2,850

Common Stocks (99.5%)	Shares/ Par+	Value $ (000’s)

Energy continued
TC Energy Corp.	43,729	2,331

Total		27,547

Financials (11.5%)
American Express Co.	28,189	3,509
American International Group, Inc.	100,612	5,164
Athene Holding, Ltd. - Class A*	78,438	3,689
AXA Equitable Holdings, Inc.	126,600	3,137
Bank of America Corp.	521,552	18,369
Berkshire Hathaway, Inc. - Class B*	19,694	4,461
The Blackstone Group, Inc. - Class A	131,182	7,338
The Hartford Financial Services Group, Inc.	68,082	4,137
JPMorgan Chase & Co.	31,718	4,422
Marsh & McLennan Cos., Inc.	47,412	5,282
The Progressive Corp.	27,709	2,006
Prudential Financial, Inc.	35,486	3,327
Raymond James Financial, Inc.	22,106	1,978
S&P Global, Inc.	11,130	3,039
TD Ameritrade Holding Corp.	60,089	2,986

Total		72,844

Health Care (14.0%)
Abbott Laboratories	100,353	8,717
Alnylam Pharmaceuticals, Inc.*	5,447	627
Anthem, Inc.	31,861	9,623
AstraZeneca PLC, ADR	196,250	9,785
Baxter International, Inc.	46,238	3,866
Biogen, Inc.*	6,379	1,893
Bristol-Myers Squibb Co.	121,740	7,815
Danaher Corp.	37,635	5,776
Edwards Lifesciences Corp.*	15,402	3,593
Eli Lilly & Co.	41,171	5,411
HCA Healthcare, Inc.	25,629	3,788
lncyte Corp.*	9,768	853
Pfizer, Inc.	239,270	9,375
Regeneron Pharmaceuticals, Inc.*	1,211	455
Seattle Genetics, Inc. *	14,398	1,645
Thermo Fisher Scientific, Inc.	20,429	6,637

Common Stocks (99.5%)	Shares/ Par+	Value $ (000’s)

Health Care continued
UnitedHealth Group, Inc.	22,190	6,523
Vertex Pharmaceuticals, Inc.*	10,303	2,256

Total		88,638

Industrials (10.7%)
3M Co.	9,448	1,667
AMETEK, Inc.	2,910	290
The Boeing Co.	16,404	5,344
Caterpillar, Inc.	4,889	722
Dover Corp.	12,333	1,422
Emerson Electric Co.	31,959	2,437
Equifax, Inc.	12,460	1,746
FedEx Corp.	16,617	2,513
Fortive Corp.	39,988	3,055
General Electric Co.	86,369	964
IHS Markit, Ltd.*	63,294	4,769
Illinois Tool Works, Inc.	11,727	2,107
Ingersoll-Rand PLC	28,237	3,753
J.B. Hunt Transport Services, Inc.	33,355	3,895
Jacobs Engineering Group, Inc.	5,333	479
Lockheed Martin Corp.	20,843	8,116
Norfolk Southern Corp.	20,158	3,913
PACCAR, Inc.	35,668	2,821
Rockwell Automation, Inc.	8,717	1,767
Southwest Airlines Co.	16,920	913
Uber Technologies, Inc.*	114,260	3,398
United Technologies Corp.	65,307	9,780
Wabtec Corp.	25,531	1,986

Total		67,857

Information Technology (21.3%)
Adobe Systems, Inc.*	7,949	2,622
Advanced Micro Devices, Inc.*	125,388	5,750
Apple, Inc.	90,589	26,601
FleetCor Technologies, Inc.*	20,536	5,909
Global Payments, Inc.	53,011	9,678
GoDaddy, Inc.*	23,359	1,587
Intel Corp.	42,948	2,570
KLA-Tencor Corp.	18,129	3,230
Marvell Technology Group, Ltd.	136,816	3,634
Micron Technology, Inc.*	76,468	4,112
Microsoft Corp.	169,603	26,746
PayPal Holdings, Inc.*	34,979	3,784
salesforce.com, Inc.*	26,940	4,381
ServiceNow, Inc.*	3,842	1,085

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Common Stocks (99.5%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Slack Technologies, Inc. - Class A*	21,085	474
Splunk, Inc.*	6,248	936
SS&C Technologies Holdings, Inc.	100,978	6,200
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	50,979	2,962
Texas Instruments, Inc.	40,874	5,244
VeriSign, Inc.*	18,252	3,517
Visa,Inc. - Class A	51,594	9,694
Western Digital Corp.	34,674	2,201
Workday, Inc. - Class A*	10,571	1,738

Total		134,655

Materials (3.0%)
Ball Corp.	39,535	2,557
Celanese Corp. - Class A	26,043	3,206
Crown Holdings, Inc.*	24,211	1,756
Dow, Inc.	23,053	1,262
FMC Corp.	27,527	2,748
International Paper Co.	34,830	1,604
Linde PLC	12,930	2,753
Nucor Corp.	8,647	486
PPG Industries, Inc.	20,464	2,732

Total		19,104

Real Estate (3.0%)
Alexandria Real Estate Equities, Inc.	20,839	3,367
American Tower Corp.	28,986	6,662
Equinix, Inc.	7,401	4,320
Healthpeak Properties, Inc.	62,245	2,146
Prologis, Inc.	27,390	2,441

Total		18,936

Utilities (4.3%)
Duke Energy Corp.	30,631	2,794
Edison International	15,789	1,191
Exelon Corp.	173,624	7,915
National Grid PLC	22,404	1,404
NRG Energy, Inc.	108,598	4,317
PPL Corp.	78,036	2,800
Sempra Energy	44,840	6,792

Total		27,213

Total Common Stocks
(Cost: $514,865)		630,361

Investment Companies (0.2%)

Investment Companies (0.2%)
SPDR S&P 500 ETF Trust	2,968	955

Total		955

Total Investment Companies
(Cost: $879)		955

Short-Term Investments (0.4%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540% #	2,826,346	2,826

Total		2,826

Total Short-Term Investments
(Cost: $2,826)		2,826

Total Investments (100.1%)
(Cost: $518,570)@		634,142

Other Assets, Less
Liabilities (-0.1%)		(934)

Net Assets (100.0%)		633,208

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $519,574 and the net unrealized appreciation of investments based on that cost was $114,568 which is comprised of $122,940 aggregate gross unrealized appreciation and $8,372 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$630,361	$-	$-
Investment Companies	955	-	-
Short-Term Investments	2,826	-	-
Total Assets:	$634,142	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$175 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and American Depositary Receipts.

MARKET OVERVIEW

The U.S. equity market, as measured by the S&P 500® Index, produced a robust gain of more than 31% this year, despite slowing worldwide growth along with weak industrial production and investment. Furthermore, U.S. earnings growth declined for three straight quarters. In 2019, central bankers responded to the increasingly fragile and uncertain outlook as they have historically, by easing monetary policy. Equity valuations were elevated by historical standards, suggesting that investors believed that extremely low interest rates would persist in the long term.

Corporate pretax profits as measured by the Bureau of Economic Analysis were down 13% from five years ago. However, lower tax rates and large multinational companies’ ability to reduce their tax burdens helped to drive S&P 500® Index profits up 31% during this time. On a pretax basis, S&P 500® Index earnings have grown modestly over the past five years, yet the Index has risen by 75% since the end of 2014.

PORTFOLIO RESULTS

The Portfolio returned 23.97% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”) returned 31.49%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Large Cap Core Funds peer group was 28.86%.

Most stocks gained for the reporting period but high-multiple growth stocks generally posted the strongest advances. Given this market dynamic, the Portfolio’s valuation-sensitive investment approach led to underperformance relative to the broad market. For example, Apple Inc. (which the Portfolio does not own) gained 29% in the fourth quarter of 2019 and 89% for the full year.

The Portfolio’s significant underweight exposure in the Information Technology sector hurt relative performance. Not owning Apple Inc. was a leading detractor. Other detractors included HD Supply Holdings Inc. and Berkshire Hathaway, Inc. Positive contributors for the year included Masco Corporation, Accenture PLC, Dollar General Stores and Cerner Corporation.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

We believe that stock markets that depend on multiple expansion to deliver performance are dangerous. Fundamentals should drive stock performance over time; everything else is speculation. People are fixated on tropes such as, “interest rates and inflation will never be a problem” and “investors should own the most popular growth stocks and we are in a new valuation era.” There are no new eras in finance and investing. Excesses always evaporate.

We view the current environment as the exception, not the rule. For example, while markets regard easy money as a bullish signal, we view it as a sign of desperation. In the long run, we expect to see a reversion to the mean, not only for interest rates and asset valuations, but also for value versus growth. We are currently finding the most value in cyclical businesses that have lagged in such a strong market. As the valuation spread between what is working and what is left behind continues to widen, we expect a higher level of Portfolio activity.

Large Cap Blend Portfolio (unaudited)

We do not follow the herd and are working diligently to prepare for the inevitable change that comes to all markets.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Large Cap Blend Portfolio	23.97%	9.52%	11.56%
S&P 500® Index	31.49%	11.69%	13.55%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	28.86%	10.23%	12.22%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Berkshire Hathaway, Inc. - Class B	6.2%
UnitedHealth Group, Inc.	5.3%
JPMorgan Chase & Co.	4.9%
Dollar General Corp.	4.6%
Masco Corp.	4.3%
Honeywell International, Inc.	4.2%
Quest Diagnostics, Inc.	3.8%
Chubb, Ltd.	3.4%
Omnicom Group, Inc.	3.4%
Accenture PLC - Class A	3.4%

Sector Allocation 12/31/19

Sector	% of Net Assets
Industrials	20.3%
Financials	19.0%
Health Care	14.7%
Consumer Discretionary	13.2%
Consumer Staples	9.2%
Short-Term Investments & Other Net Assets	6.3%
Information Technology	5.7%
Communication Services	4.9%
Materials	3.9%
Energy	2.8%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Communication Services (4.9%)
Comcast Corp. - Class A	59,465	2,674
Omnicom Group, Inc.	73,285	5,938

Total		8,612

Consumer Discretionary (13.2%)
Booking Holdings, Inc.*	1,845	3,789
Dollar General Corp.	51,900	8,095
Dollar Tree, Inc.*	59,250	5,572
The TJX Cos., Inc.	93,295	5,697

Total		23,153

Consumer Staples (9.2%)
Nestle SA, ADR	52,330	5,665
PepsiCo, Inc.	39,065	5,339
Unilever PLC, ADR	88,240	5,045

Total		16,049

Energy (2.8%)
Schlumberger, Ltd.	119,820	4,817

Total		4,817

Financials (19.0%)
Berkshire Hathaway, Inc. - Class B*	47,575	10,776
The Charles Schwab Corp.	94,290	4,484
Chubb, Ltd.	38,705	6,025
JPMorgan Chase & Co.	61,205	8,532

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
Northern Trust Corp.	32,245	3,426

Total		33,243

Health Care (14.7%)
Cerner Corp.	58,495	4,293
Quest Diagnostics, Inc.	62,670	6,692
Smith & Nephew PLC, ADR	113,500	5,456
UnitedHealth Group, Inc.	31,644	9,303

Total		25,744

Industrials (20.3%)
Eaton Corp. PLC	28,705	2,719
Expeditors International of Washington, Inc.	60,900	4,751
HD Supply Holdings, Inc.*	101,750	4,092
Honeywell International, Inc.	41,820	7,402
Masco Corp.	155,625	7,468
PACCAR, Inc.	58,505	4,628
Southwest Airlines Co.	45,495	2,456
Stanley Black & Decker, Inc.	12,590	2,087

Total		35,603

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Information Technology (5.7%)
Accenture PLC - Class A	27,995	5,895
TE Connectivity, Ltd.	41,670	3,994

Total		9,889

Materials (3.9%)
Nutrien, Ltd.	50,135	2,402
PPG Industries, Inc.	33,355	4,452

Total		6,854

Total Common Stocks
(Cost: $118,731)		163,964

Short-Term Investments (6.7%)

Money Market Funds (6.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540% #	11,720,687	11,721

Total		11,721

Total Short-Term Investments
(Cost: $11,721)		11,721

Total Investments (100.4%)
(Cost: $130,452)@		175,685

Other Assets, Less
Liabilities (-0.4%)		(732)

Net Assets (100.0%)		174,953

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $131,069 and the net unrealized appreciation of investments based on that cost was $44,616 which is comprised of $48,440 aggregate gross unrealized appreciation and $3,824 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$163,964	$-	$-
Short-Term Investments	11,721	-	-
Total Assets:	$175,685	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$3.9 billion

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained sharply during the reporting period, accelerating to record highs by the end of 2019. The markets’ strong performance was driven in part by solid domestic economic growth amid rising wages, historically low unemployment and strong consumer spending. Diminishing concerns about the state of the global economy and trade landscape also bolstered equities, as progress was made on trade agreements between the U.S. and China and between the U.S. and its North American trade partners. Equity markets got a substantial boost from a more accommodative interest rate policy, as the U.S. Federal Reserve cut interest rates three times during the second half of 2019, the first decrease in more than a decade.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 31.49%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 22.78% and 26.20%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 8.72%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 14.32%.

PORTFOLIO RESULTS

The Index 500 Stock Portfolio delivered a total return of 31.18% for the twelve months ended December 31, 2019, slightly trailing the S&P 500® Index (the “Index”), which returned 31.49%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. According to Upper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the S&P 500 Index Funds peer group was 31.10%.

All of the Portfolio’s sectors advanced for the reporting period. The Information Technology sector was the leading driver of the Portfolio’s return, posting its largest annual gain in over a decade. The sector’s companies, many of which depend heavily on sales to China, benefited from an improving outlook for easing trade tensions between the U.S. and China at the end of the 2019. The communications equipment and software industries advanced on robust sales growth driven by rising demand for wearable technology, as well as internet services such as streaming entertainment, subscription software and services and cloud computing. Semiconductor companies were helped by increasing demand due to the expansion of new technologies such as 5G telecommunications networks and higher microchip sales used for gaming and data centers.

The Financials sector also bolstered the Portfolio, led by banks, which profited early in the reporting period from a supportive interest rate environment before the Fed’s interest rate cuts during the second half of 2019. Consumer finance companies were also an area of strength, driven by increasing demand for credit services and rising electronic payments amid technological advances in digital finance, especially block chain.

Communication Services stocks advanced on rising online advertising revenues and increasing demand for cloud computing. The sector also benefited from continued social media user growth and diminishing investor concerns about regulatory intervention.

Solid consumer spending amid historically low unemployment and rising wages drove the Consumer Discretionary sector’s gains, while Health Care stocks were helped by strong sales of medical equipment and medicines, supported by rising research funding. The Industrials sector’s contribution to the Portfolio’s return was led by aerospace and defense stocks, which benefited from higher government expenditures on defense contracts.

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	31.18%	11.45%	13.32%
S&P 500® Index	31.49%	11.69%	13.55%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	31.10%	11.23%	13.15%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®” “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments, such as futures and, to a lesser extent, swap agreements, to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Apple, Inc.	4.5%
Microsoft Corp.	4.4%
Alphabet, Inc., Various	3.0%
Amazon.com, Inc.	2.8%
Facebook, Inc. - Class A	1.8%
Berkshire Hathaway, Inc. - Class B	1.6%
JPMorgan Chase & Co.	1.6%
Johnson & Johnson	1.4%
Visa, Inc. - Class A	1.2%
The Procter & Gamble Co.	1.2%

Sector Allocation 12/31/19

Sector	% of Net Assets
Information Technology	22.9%
Health Care	14.0%
Financials	12.8%
Communication Services	10.3%
Consumer Discretionary	9.6%
Industrials	8.9%
Consumer Staples	7.1%
Energy	4.3%
Utilities	3.3%
Real Estate	2.9%
Materials	2.6%
Short-Term Investments & Other Net Assets	1.3%

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Communication Services (10.3%)
Activision Blizzard, Inc.	109,613	6,513
Alphabet, Inc. - Class A*	42,750	57,259
Alphabet, Inc. - Class C*	42,645	57,017
AT&T, Inc.	1,042,255	40,732
CenturyLink, Inc.	139,994	1,849
Charter Communications, Inc. - Class A*	22,370	10,851
Comcast Corp. - Class A	647,726	29,128
Discovery Communications, Inc. - Class A*	22,563	739
Discovery Communications, Inc. - Class C*	47,857	1,459
DISH Network Corp. - Class A*	36,381	1,291
Electronic Arts, Inc.*	41,659	4,479
Facebook, Inc. - Class A*	343,348	70,472
Fox Corp. - Class A	50,581	1,875
Fox Corp. - Class B	23,166	843
The Interpublic Group of Companies, Inc.	55,321	1,278
Live Nation Entertainment, Inc.*	20,106	1,437
Netflix, Inc.*	62,528	20,232
News Corp. - Class A	55,439	784
News Corp. - Class B	17,374	252
Omnicom Group, Inc.	31,066	2,517
Take-Two Interactive Software, Inc.*	16,148	1,977
T-Mobile US, Inc.*	45,166	3,542
Twitter, Inc.*	110,769	3,550
Verizon Communications, Inc.	590,081	36,231
ViacomCBS, Inc.	77,103	3,236
The Walt Disney Co.	257,161	37,193

Total		396,736

Consumer Discretionary (9.6%)
Advance Auto Parts, Inc.	9,882	1,583
Amazon.com, Inc.*	59,421	109,800
Aptiv PLC	36,424	3,459
AutoZone, Inc.*	3,400	4,050
Best Buy Co., Inc.	32,491	2,853
Booking Holdings, Inc.*	5,972	12,265
BorgWarner, Inc.	29,462	1,278
Capri Holdings, Ltd.*	21,635	825
CarMax, Inc.*	23,461	2,057
Carnival Corp.	57,151	2,905

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Chipotle Mexican Grill, Inc.*	3,648	3,054
D.R. Horton, Inc.	47,844	2,524
Darden Restaurants, Inc.	17,492	1,907
Dollar General Corp.	36,326	5,666
Dollar Tree, Inc.*	33,766	3,176
eBay, Inc.	109,107	3,940
Expedia, Inc.	19,938	2,156
Ford Motor Co.	555,591	5,167
The Gap, Inc.	30,359	537
Garmin, Ltd.	20,614	2,011
General Motors Co.	179,392	6,566
Genuine Parts Co.	20,730	2,202
H&R Block, Inc.	27,857	654
Hanesbrands, Inc.	51,607	766
Harley-Davidson, Inc.	22,013	819
Hasbro, Inc.	18,156	1,917
Hilton Worldwide Holdings, Inc.	40,258	4,465
The Home Depot, Inc.	155,637	33,988
Kohl’s Corp.	22,338	1,138
L Brands, Inc.	33,135	600
Las Vegas Sands Corp.	48,216	3,329
Leggett & Platt, Inc.	18,777	954
Lennar Corp. - Class A	39,932	2,228
LKQ Corp.*	43,725	1,561
Lowe’s Companies, Inc.	109,358	13,097
Macy’s, Inc.	44,086	749
Marriott International, Inc. - Class A	38,717	5,863
McDonald’s Corp.	107,449	21,233
MGM Resorts International	73,477	2,445
Mohawk Industries, Inc.*	8,482	1,157
Newell Brands, Inc.	54,368	1,045
NIKE, Inc. - Class B	177,780	18,011
Nordstrom, Inc.	15,284	626
Norwegian Cruise Line Holdings, Ltd.*	30,356	1,773
NVR, Inc.*	496	1,889
O’Reilly Automotive, Inc.*	10,795	4,731
PulteGroup, Inc.	36,345	1,410
PVH Corp.	10,579	1,112
Ralph Lauren Corp.	7,096	832
Ross Stores, Inc.	51,611	6,009
Royal Caribbean Cruises, Ltd.	24,526	3,274
Starbucks Corp.	168,502	14,815
Tapestry, Inc.	39,370	1,062
Target Corp.	72,300	9,270
Tiffany & Co.	15,402	2,058
The TJX Cos., Inc.	173,020	10,565

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Tractor Supply Co.	16,891	1,578
Ulta Beauty, Inc.*	8,156	2,065
Under Armour, Inc. - Class A*	26,852	580
Under Armour, Inc. - Class C*	27,762	532
VF Corp.	46,725	4,657
Whirlpool Corp.	9,017	1,330
Wynn Resorts, Ltd.	13,785	1,914
Yum! Brands, Inc.	43,154	4,347

Total		372,429

Consumer Staples (7.1%)
Altria Group, Inc.	266,538	13,303
Archer-Daniels-Midland Co.	79,426	3,681
Brown-Forman Corp. - Class B	25,995	1,757
Campbell Soup Co.	24,102	1,191
Church & Dwight Co., Inc.	35,013	2,463
The Clorox Co.	17,907	2,749
The Coca-Cola Co.	550,168	30,452
Colgate-Palmolive Co.	122,280	8,418
Conagra Brands, Inc.	69,435	2,377
Constellation Brands, Inc. - Class A	23,898	4,535
Costco Wholesale Corp.	63,032	18,526
Coty, Inc. - Class A	42,172	474
The Estee Lauder Cos., Inc. - Class A	31,753	6,558
General Mills, Inc.	86,233	4,619
The Hershey Co.	21,160	3,110
Hormel Foods Corp.	39,673	1,790
The J.M. Smucker Co.	16,273	1,695
Kellogg Co.	35,527	2,457
Kimberly-Clark Corp.	48,911	6,728
The Kraft Heinz Co.	88,858	2,855
The Kroger Co.	114,426	3,317
Lamb Weston Holdings, Inc.	20,840	1,793
McCormick & Co., Inc.	17,631	2,993
Molson Coors Brewing Co. - Class B	26,803	1,445
Mondelez International, Inc.	205,430	11,315
Monster Beverage Corp.*	54,468	3,461
PepsiCo, Inc.	198,954	27,191
Philip Morris International, Inc.	221,988	18,889
The Procter & Gamble Co.	355,810	44,441
Sysco Corp.	72,798	6,227
Tyson Foods, Inc. - Class A	42,116	3,834

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Consumer Staples continued
Walgreens Boots Alliance, Inc.	106,970	6,307
Walmart, Inc.	202,400	24,053

Total		275,004

Energy (4.3%)
Apache Corp.	53,652	1,373
Baker Hughes	92,722	2,376
Cabot Oil & Gas Corp.	58,202	1,013
Chevron Corp.	269,784	32,512
Cimarex Energy Co.	14,526	762
Concho Resources, Inc.	28,682	2,512
ConocoPhillips	156,555	10,181
Devon Energy Corp.	55,216	1,434
Diamondback Energy, Inc.	22,991	2,135
EOG Resources, Inc.	83,004	6,952
Exxon Mobil Corp.	603,682	42,125
Halliburton Co.	125,243	3,065
Helmerich & Payne, Inc.	15,473	703
Hess Corp.	36,954	2,469
HollyFrontier Corp.	21,185	1,074
Kinder Morgan, Inc.	277,917	5,884
Marathon Oil Corp.	114,131	1,550
Marathon Petroleum Corp.	92,643	5,582
National Oilwell Varco, Inc.	55,050	1,379
Noble Energy, Inc.	68,243	1,695
Occidental Petroleum Corp.	127,456	5,252
ONEOK, Inc.	58,938	4,460
Phillips 66	63,400	7,063
Pioneer Natural Resources Co.	23,634	3,578
Schlumberger, Ltd.	197,521	7,940
TechnipFMC PLC	59,959	1,286
Valero Energy Corp.	58,591	5,487
The Williams Cos., Inc.	172,932	4,102

Total		165,944

Financials (12.8%)
AFLAC, Inc.	104,728	5,540
The Allstate Corp.	46,221	5,198
American Express Co.	95,734	11,918
American International Group, Inc.	124,122	6,371
Ameriprise Financial, Inc.	18,077	3,011
Aon PLC	33,406	6,958
Arthur J. Gallagher & Co.	26,612	2,534
Assurant, Inc.	8,651	1,134
Bank of America Corp.	1,155,055	40,681
The Bank of New York Mellon Corp.	119,735	6,026
Berkshire Hathaway, Inc. - Class B*	279,082	63,212
BlackRock, Inc.	16,826	8,458

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
Capital One Financial Corp.	66,448	6,838
CBOE Holdings, Inc.	15,817	1,898
The Charles Schwab Corp.	163,119	7,758
Chubb, Ltd.	64,661	10,065
Cincinnati Financial Corp.	21,678	2,279
Citigroup, Inc.	311,492	24,885
Citizens Financial Group, Inc.	62,024	2,519
CME Group, Inc.	51,130	10,263
Comerica, Inc.	20,567	1,476
Discover Financial Services	44,725	3,794
E*TRADE Financial Corp.	32,233	1,462
Everest Re Group, Ltd.	5,819	1,611
Fifth Third Bancorp	101,253	3,113
First Republic Bank	24,044	2,824
Franklin Resources, Inc.	39,796	1,034
Globe Life, Inc.	14,214	1,496
The Goldman Sachs Group, Inc.	45,468	10,455
The Hartford Financial Services Group, Inc.	51,424	3,125
Huntington Bancshares, Inc.	147,350	2,222
Intercontinental Exchange, Inc.	79,450	7,353
Invesco, Ltd.	53,103	955
JPMorgan Chase & Co.	447,504	62,382
KeyCorp	140,532	2,844
Lincoln National Corp.	28,297	1,670
Loews Corp.	36,496	1,916
M&T Bank Corp.	18,828	3,196
MarketAxess Holdings, Inc.	5,411	2,051
Marsh & McLennan Cos., Inc.	72,005	8,022
MetLife, Inc.	111,529	5,685
Moody’s Corp.	23,166	5,500
Morgan Stanley	175,512	8,972
MSCI, Inc.	12,086	3,120
Nasdaq, Inc.	16,371	1,753
Northern Trust Corp.	30,231	3,212
People’s United Financial, Inc.	63,365	1,071
PNC Financial Services Group, Inc.	62,517	9,980
Principal Financial Group, Inc.	36,844	2,026
The Progressive Corp.	83,413	6,038
Prudential Financial, Inc.	57,356	5,377
Raymond James Financial, Inc.	17,615	1,576
Regions Financial Corp.	137,631	2,362
S&P Global, Inc.	34,870	9,521

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
State Street Corp.	51,880	4,104
SVB Financial Group*	7,358	1,847
Synchrony Financial	84,821	3,054
T. Rowe Price Group, Inc.	33,340	4,062
The Travelers Cos., Inc.	36,827	5,044
Truist Financial Corp.	191,339	10,776
U.S. Bancorp	202,786	12,023
Unum Group	29,429	858
W.R. Berkley Corp.	20,703	1,431
Wells Fargo & Co.	549,123	29,543
Willis Towers Watson PLC	18,344	3,704
Zions Bancorporation	24,321	1,263

Total		494,449

Health Care (14.0%)
Abbott Laboratories	252,167	21,903
AbbVie, Inc.	210,994	18,681
ABIOMED, Inc.*	6,443	1,099
Agilent Technologies, Inc.	44,154	3,767
Alexion Pharmaceuticals, Inc.*	31,573	3,415
Align Technology, Inc.*	10,233	2,855
Allergan PLC	46,838	8,954
AmerisourceBergen Corp.	21,448	1,824
Amgen, Inc.	84,776	20,437
Anthem, Inc.	36,178	10,927
Baxter International, Inc.	72,845	6,091
Becton Dickinson and Co.	38,588	10,495
Biogen, Inc.*	25,745	7,639
Boston Scientific Corp.*	198,866	8,993
Bristol-Myers Squibb Co.	334,461	21,469
Cardinal Health, Inc.	41,731	2,111
Centene Corp.*	59,039	3,712
Cerner Corp.	44,815	3,289
Cigna Corp.	53,279	10,895
The Cooper Cos., Inc.	7,073	2,273
CVS Health Corp.	185,618	13,790
Danaher Corp.	91,209	13,999
DaVita, Inc.*	12,795	960
DENTSPLY SIRONA, Inc.	31,733	1,796
Edwards Lifesciences Corp.*	29,758	6,942
Eli Lilly & Co.	120,550	15,844
Gilead Sciences, Inc.	180,507	11,729
HCA Healthcare, Inc.	37,747	5,579
Henry Schein, Inc.*	20,936	1,397
Hologic, Inc.*	38,258	1,997
Humana, Inc.	18,894	6,925
IDEXX Laboratories, Inc.*	12,239	3,196

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Illumina, Inc.*	20,974	6,958
Incyte Corp.*	25,508	2,227
Intuitive Surgical, Inc.*	16,490	9,748
IQVIA Holdings, Inc.*	25,747	3,978
Johnson & Johnson	375,508	54,775
Laboratory Corp. of America Holdings*	13,854	2,344
McKesson Corp.	25,709	3,556
Medtronic PLC	191,241	21,696
Merck & Co., Inc.	363,253	33,038
Mettler-Toledo International, Inc.*	3,475	2,757
Mylan NV*	73,640	1,480
PerkinElmer, Inc.	15,852	1,539
Perrigo Co. PLC	19,420	1,003
Pfizer, Inc.	789,592	30,936
Quest Diagnostics, Inc.	19,218	2,052
Regeneron Pharmaceuticals, Inc.*	11,397	4,279
ResMed, Inc.	20,515	3,179
STERIS PLC	12,097	1,844
Stryker Corp.	45,940	9,645
Teleflex, Inc.	6,605	2,486
Thermo Fisher Scientific, Inc.	57,212	18,587
UnitedHealth Group, Inc.	135,174	39,738
Universal Health Services, Inc. - Class B	11,460	1,644
Varian Medical Systems, Inc.*	12,969	1,842
Vertex Pharmaceuticals, Inc.*	36,689	8,033
Waters Corp.*	9,193	2,148
WellCare Health Plans, Inc.*	7,177	2,370
Zimmer Biomet Holdings, Inc.	29,346	4,393
Zoetis, Inc.	67,957	8,994

Total		542,252

Industrials (8.9%)
3M Co.	82,047	14,475
A.O. Smith Corp.	19,555	932
Alaska Air Group, Inc.	17,574	1,191
Allegion PLC	13,257	1,651
American Airlines Group, Inc.	55,626	1,595
AMETEK, Inc.	32,615	3,253
Arconic, Inc.	55,269	1,701
The Boeing Co.	76,282	24,850
C.H. Robinson Worldwide, Inc.	19,297	1,509
Caterpillar, Inc.	78,852	11,645
Cintas Corp.	11,961	3,218
Copart, Inc.*	29,186	2,654
CSX Corp.	110,951	8,028
Cummins, Inc.	21,859	3,912

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Deere & Co.	44,925	7,784
Delta Air Lines, Inc.	82,125	4,803
Dover Corp.	20,726	2,389
Eaton Corp. PLC	58,983	5,587
Emerson Electric Co.	86,912	6,628
Equifax, Inc.	17,276	2,421
Expeditors International of Washington, Inc.	24,298	1,896
Fastenal Co.	81,829	3,024
FedEx Corp.	34,248	5,179
Flowserve Corp.	18,671	929
Fortive Corp.	42,162	3,221
Fortune Brands Home & Security, Inc.	19,854	1,297
General Dynamics Corp.	33,435	5,896
General Electric Co.	1,246,077	13,906
Honeywell International, Inc.	101,947	18,045
Huntington Ingalls Industries, Inc.	5,836	1,464
IDEX Corp.	10,852	1,867
IHS Markit, Ltd.*	57,212	4,311
Illinois Tool Works, Inc.	41,730	7,496
Ingersoll-Rand PLC	34,185	4,544
J.B. Hunt Transport Services, Inc.	12,165	1,421
Jacobs Engineering Group, Inc.	19,332	1,737
Johnson Controls International PLC	110,064	4,481
Kansas City Southern	14,142	2,166
L3Harris Technologies, Inc.	31,541	6,241
Lockheed Martin Corp.	35,416	13,790
Masco Corp.	40,534	1,945
Nielsen Holdings PLC	50,765	1,030
Norfolk Southern Corp.	37,203	7,222
Northrop Grumman Corp.	22,363	7,692
Old Dominion Freight Line, Inc.	9,111	1,729
PACCAR, Inc.	49,348	3,903
Parker Hannifin Corp.	18,329	3,772
Pentair PLC	23,983	1,100
Quanta Services, Inc.	20,302	826
Raytheon Co.	39,733	8,731
Republic Services, Inc.	30,053	2,694
Robert Half International, Inc.	16,773	1,059
Rockwell Automation, Inc.	16,486	3,341
Rollins, Inc.	20,089	666
Roper Technologies, Inc.	14,847	5,259
Snap-on, Inc.	7,825	1,326
Southwest Airlines Co.	67,578	3,648
Stanley Black & Decker, Inc.	21,689	3,595
Textron, Inc.	32,568	1,452
TransDigm Group, Inc.	7,105	3,979

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Union Pacific Corp.	99,046	17,906
United Continental Holdings, Inc.*	31,049	2,735
United Parcel Service, Inc. - Class B	99,982	11,704
United Rentals, Inc.*	10,723	1,788
United Technologies Corp.	115,756	17,336
Verisk Analytics, Inc.	23,381	3,492
W.W. Grainger, Inc.	6,225	2,107
Wabtec Corp.	25,981	2,021
Waste Management, Inc.	55,687	6,346
Xylem, Inc.	25,693	2,024

Total		345,565

Information Technology (22.9%)
Accenture PLC - Class A	90,609	19,080
Adobe Systems, Inc.*	69,067	22,779
Advanced Micro Devices, Inc.*	158,889	7,287
Akamai Technologies, Inc.*	23,057	1,992
Alliance Data Systems Corp.	5,848	656
Amphenol Corp. - Class A	42,303	4,578
Analog Devices, Inc.	52,548	6,245
ANSYS, Inc.*	12,210	3,143
Apple, Inc.	595,915	174,990
Applied Materials, Inc.	131,798	8,045
Arista Networks, Inc.*	7,739	1,574
Autodesk, Inc.*	31,394	5,760
Automatic Data Processing, Inc.	61,736	10,526
Broadcom, Inc.	56,596	17,885
Broadridge Financial Solutions, Inc.	16,358	2,021
Cadence Design Systems, Inc.*	40,034	2,777
CDW Corp.	20,500	2,928
Cisco Systems, Inc.	605,273	29,029
Citrix Systems, Inc.	17,465	1,937
Cognizant Technology Solutions Corp. - Class A	78,125	4,845
Corning, Inc.	109,735	3,194
DXC Technology Co.	36,525	1,373
F5 Networks, Inc.*	8,674	1,211
Fidelity National Information Services, Inc.	87,689	12,197
Fiserv, Inc.*	81,484	9,422
FleetCor Technologies, Inc.*	12,382	3,563
FLIR Systems, Inc.	19,140	997
Fortinet, Inc.*	20,254	2,162
Gartner, Inc.*	12,763	1,967
Global Payments, Inc.	42,881	7,828

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Hewlett Packard Enterprise Co.	184,624	2,928
HP, Inc.	211,436	4,345
Intel Corp.	620,645	37,146
International Business Machines Corp.	126,360	16,937
Intuit, Inc.	37,140	9,728
IPG Photonics Corp.*	5,073	735
Jack Henry & Associates, Inc.	10,977	1,599
Juniper Networks, Inc.	47,755	1,176
Keysight Technologies, Inc.*	26,763	2,747
KLA-Tencor Corp.	22,514	4,011
Lam Research Corp.	20,699	6,052
Leidos Holdings, Inc.	18,986	1,859
Mastercard, Inc. - Class A	126,659	37,819
Maxim Integrated Products, Inc.	38,610	2,375
Microchip Technology, Inc.	34,097	3,571
Micron Technology, Inc.*	157,951	8,495
Microsoft Corp.	1,088,456	171,649
Motorola Solutions, Inc.	24,446	3,939
NetApp, Inc.	32,563	2,027
NortonLifeLock, Inc.	81,809	2,088
NVIDIA Corp.	87,318	20,546
Oracle Corp.	309,104	16,376
Paychex, Inc.	45,453	3,866
PayPal Holdings, Inc.*	167,530	18,122
Qorvo, Inc. *	16,575	1,926
QUALCOMM, Inc.	162,915	14,374
salesforce.com, Inc.*	126,555	20,583
Seagate Technology PLC	32,985	1,963
ServiceNow, Inc.*	26,909	7,597
Skyworks Solutions, Inc.	24,308	2,938
Synopsys, Inc.*	21,449	2,986
TE Connectivity, Ltd.	47,722	4,574
Texas Instruments, Inc.	133,371	17,110
VeriSign, Inc.*	14,741	2,840
Visa, Inc. - Class A	244,240	45,893
Western Digital Corp.	42,433	2,693
Western Union Co.	59,819	1,602
Xerox Holdings Corp.	26,527	978
Xilinx, Inc.	35,878	3,508
Zebra Technologies Corp. - Class A*	7,693	1,965

Total		885,657

Materials (2.6%)
Air Products and Chemicals, Inc.	31,451	7,391
Albemarle Corp.	15,128	1,105
Amcor PLC	231,158	2,506
Avery Dennison Corp.	11,914	1,559
Ball Corp.	46,674	3,018

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Materials continued
Celanese Corp. - Class A	17,246	2,123
CF Industries Holdings, Inc.	31,022	1,481
Corteva, Inc.	106,780	3,156
Dow, Inc.	105,794	5,790
DuPont de Nemours, Inc.	105,696	6,786
Eastman Chemical Co.	19,401	1,538
Ecolab, Inc.	35,779	6,905
FMC Corp.	18,493	1,846
Freeport-McMoRan, Inc.	207,011	2,716
International Flavors & Fragrances, Inc.	15,235	1,966
International Paper Co.	55,946	2,576
Linde PLC	76,643	16,317
LyondellBasell Industries NV - Class A	36,629	3,461
Martin Marietta Materials, Inc.	8,917	2,494
The Mosaic Co.	49,885	1,079
Newmont Mining Corp.	116,972	5,082
Nucor Corp.	43,262	2,435
Packaging Corp. of America	13,505	1,512
PPG Industries, Inc.	33,738	4,504
Sealed Air Corp.	22,046	878
The Sherwin-Williams Co.	11,722	6,840
Vulcan Materials Co.	18,884	2,719
WestRock Co.	36,796	1,579

Total		101,362

Real Estate (2.9%)
Alexandria Real Estate Equities, Inc.	16,430	2,655
American Tower Corp.	63,197	14,524
Apartment Investment & Management Co. - Class A	21,242	1,097
AvalonBay Communities, Inc.	19,927	4,179
Boston Properties, Inc.	20,517	2,828
CBRE Group, Inc.*	47,762	2,927
Crown Castle International Corp.	59,321	8,432
Digital Realty Trust, Inc.	29,780	3,566
Duke Realty Corp.	52,444	1,818
Equinix, Inc.	12,167	7,102
Equity Residential	49,805	4,030
Essex Property Trust, Inc.	9,428	2,836
Extra Space Storage, Inc.	18,478	1,952
Federal Realty Investment Trust	10,021	1,290
Healthpeak Properties, Inc.	70,619	2,434

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
Host Hotels & Resorts, Inc.	102,325	1,898
Iron Mountain, Inc.	40,969	1,306
Kimco Realty Corp.	60,242	1,248
Mid-America Apartment Communities, Inc.	16,275	2,146
Prologis, Inc.	90,136	8,035
Public Storage	21,434	4,565
Realty Income Corp.	46,501	3,424
Regency Centers Corp.	23,907	1,508
SBA Communications Corp.	16,066	3,872
Simon Property Group, Inc.	43,782	6,522
SL Green Realty Corp.	11,630	1,068
UDR, Inc.	41,812	1,953
Ventas, Inc.	53,181	3,071
Vornado Realty Trust	22,601	1,503
Welltower, Inc.	57,893	4,734
Weyerhaeuser Co.	106,314	3,211

Total		111,734

Utilities (3.3%)
The AES Corp.	94,722	1,885
Alliant Energy Corp.	34,293	1,876
Ameren Corp.	35,103	2,696
American Electric Power Co., Inc.	70,476	6,661
American Water Works Co., Inc.	25,793	3,169
Atmos Energy Corp.	17,028	1,905
CenterPoint Energy, Inc.	71,658	1,954
CMS Energy Corp.	40,498	2,545
Consolidated Edison, Inc.	47,430	4,291
Dominion Resources, Inc.	117,436	9,726
DTE Energy Co.	27,409	3,560
Duke Energy Corp.	104,016	9,487
Edison International	51,164	3,858
Entergy Corp.	28,407	3,403
Evergy, Inc.	32,517	2,117
Eversource Energy	46,193	3,930
Exelon Corp.	138,698	6,323
FirstEnergy Corp.	77,090	3,747
NextEra Energy, Inc.	69,737	16,887
NiSource, Inc.	53,296	1,484
NRG Energy, Inc.	35,897	1,427
Pinnacle West Capital Corp.	16,038	1,442
PPL Corp.	103,160	3,701
Public Service Enterprise Group, Inc.	72,156	4,261
Sempra Energy	40,220	6,093
The Southern Co.	149,630	9,531
WEC Energy Group, Inc.	45,005	4,151

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.7%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Xcel Energy, Inc.	74,818	4,750

Total		126,860

Total Common Stocks
(Cost: $1,593,643)		3,817,992

Short-Term Investments (1.2%)

Commercial Paper (0.7%)
General Mills, Inc. 0.000%, 1/14/20 144A	1,000,000	999
Marriott International, Inc.
0.000%, 1/24/20	1,200,000	1,199
0.000%, 2/12/20 144A	1,500,000	1,496
Mondelez International, Inc.
0.000%, 1/2/20 144A	1,500,000	1,500
0.000%, 1/8/20 144A	2,000,000	1,999
ONEOK, Inc. 0.000%, 1/6/20	1,500,000	1,499
Pfizer, Inc.
0.000%, 1/23/20 144A	3,000,000	2,997
0.000%, 3/5/20 144A	2,000,000	1,994
Societe Generale SA 0.000%, 3/27/20 144A	5,000,000	4,978
The Southern Co. 0.000%, 1/27/20 144A	1,700,000	1,697
Walgreens Boots Alliance, Inc.
0.000%, 1/7/20 144A	1,715,000	1,715
0.000%, 2/18/20	2,000,000	1,994
The Walt Disney Co.
0.000%, 1/31/20 144A	3,000,000	2,996
0.000%, 2/21/20	2,000,000	1,995

Total		29,058

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	14,135,093	14,135

Total		14,135

US Government & Agencies (0.1%)
Federal Home Loan Bank 0.000%, 2/10/20ß	3,000,000	2,995

Total		2,995

Total Short-Term Investments
(Cost: $46,187)		46,188

Short-Term Investments (1.2%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies continued

Total Investments (99.9%)
(Cost: $1,639,830)@		3,864,180

Other Assets, Less
Liabilities (0.1%)		3,100

Net Assets (100.0%)		3,867,280

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-Mini S&P 500 Futures	Long	USD	14	286	3/20	$46,205	$348	$109

							$348	$109

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or	$-	$109	$109	$-	$-	$-	$-
Centrally Cleared Derivatives

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $22,371 representing 0.6% of the net assets.

#	7-Day yield as of 12/31/2019.

b

Cash or securities with an aggregate value of $2,995 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,642,141 and the net unrealized appreciation of investments based on that cost was $2,222,388 which is comprised of $2,291,308 aggregate gross unrealized appreciation and $68,920 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$3,817,992	$-	$-
Short-Term Investments
Money Market Funds	14,135	-	-
All Others	-	32,053	-
Other Financial Instruments^
Futures	348	-	-
Total Assets:	$3,832,475	$32,053	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$206 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

MARKET OVERVIEW

Resilient U.S. economic growth and positive earnings fueled strong stock market performance during 2019 despite periods of volatility sparked by trade tensions and global economic uncertainty. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during the second half of 2019 in response to global economic risks, but central bank policymakers signaled a pause in interest rate reductions in the fourth quarter on improving economic data. Stocks advanced at the end of the year as news of a potential trade deal between the U.S. and China reduced trade-related uncertainty. All the sector returns within the Russell 1000® Value Index posted positive returns, led by Information Technology. The Energy sector turned in the weakest results.

According to the Russell family of U.S. indices, large- and mid-cap stocks outperformed small-cap stocks. Growth stocks outperformed value stocks by a significant margin for the year.

PORTFOLIO RESULTS

The Portfolio returned 27.66% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 26.54%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Large Cap Value Funds peer group was 26.47%.

Stock selection in the Energy sector contributed to the Portfolio’s outperformance. Key relative contributors included Anadarko Petroleum, a global exploration and production company whose stock rose after Chevron agreed to acquire the company at a premium. The stock appreciated further after Occidental Petroleum made two higher acquisition offers. The portfolio managers exited the position on stock price appreciation. The Portfolio’s lack of exposure to ExxonMobil was also beneficial as that company continued to struggle with execution.

Health Care was another area of relative strength. Performance drivers included medical device maker Zimmer Biomet Holdings, which gained on solid financial results. The company also reported positive updates on its early ROSA robot placements and improvements in supply constraints related to Food and Drug Administration (“FDA”) approvals. The portfolio managers’ analysis points to upside potential from 2019 product launches, final remediation of issues raised by the FDA and the potential to recapture market share in 2020.

Applied Materials was a leading contributor in the Information Technology sector. Although the macro environment remained uncertain, this semiconductor equipment company outperformed after reporting solid financial results. The portfolio managers believe the company remains well positioned, supported by greenfield investments and market share gains from its new tool offerings.

On the other hand, the Portfolio’s lack of exposure to several stocks in the Communication Services sector, including AT&T, weighed on returns. The stock of the communications giant outperformed when Elliott Management, an activist shareholder firm, took a position in the company. Elliott encouraged AT&T to sell non-core assets and accelerate cost cutting and expense reduction.

While the Portfolio’s Energy holdings contributed to performance, exposure to TOTAL, a large integrated energy company, weighed on relative results. The company’s stock price declined as lower oil and gas prices reduced potential generation of free cash flow and return on invested capital. Consequently, TOTAL’s management lowered its near-term free cash flow guidance.

Large Company Value Portfolio (unaudited)

Not owning Citigroup, a multinational investment banking and financial services corporation, also weighed on performance. The company’s second-quarter results exceeded expectations due to lower expenses and credit provisions. The Portfolio’s position in The Bank of New York Mellon (“BNY Mellon”), a global financial firm, was another key detractor. BNY Mellon underperformed after reporting worse-than-expected quarterly results and guidance, due in part to lower interest rates.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

The Portfolio seeks to invest in companies for which we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection; however, some broad themes have emerged.

We finished the year with a notable overweight position in the Health Care sector. According to our analysis, the Portfolio’s Health Care holdings offer compelling valuations and risk/reward profiles, particularly in the pharmaceuticals and healthcare equipment and supplies industries.

On the other hand, we have found limited opportunities in Communication Services, leading to an underweight position in the sector. Our analysis shows that many stocks in the sector have volatile business models and significant leverage.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Large Company Value Portfolio	27.66%	7.69%	10.92%
Russell 1000® Value Index	26.54%	8.29%	11.80%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	26.47%	7.85%	10.94%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Large Company Value Portfolio (unaudited)

  Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Johnson & Johnson	4.2%
Medtronic PLC	4.1%
Berkshire Hathaway, Inc. - Class B	3.8%
PNC Financial Services Group, Inc.	3.4%
Verizon Communications, Inc.	3.3%
Pfizer, Inc.	3.2%
Zimmer Biomet Holdings, Inc.	3.2%
Total SA, ADR	2.5%
JPMorgan Chase & Co.	2.5%
Chubb, Ltd.	2.3%

  Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	23.4%
Health Care	19.8%
Consumer Staples	10.2%
Industrials	9.4%
Energy	8.1%
Information Technology	7.1%
Utilities	5.5%
Consumer Discretionary	3.5%
Communication Services	3.3%
Real Estate	3.0%
Short-Term Investments & Other Net Assets	2.9%
Investment Companies	2.2%
Materials	1.6%

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (94.9%)	Shares/ Par+	Value $ (000’s)

Communication Services (3.3%)
Verizon Communications, Inc.	110,800	6,803

Total		6,803

Consumer Discretionary (3.5%)
Advance Auto Parts, Inc.	16,700	2,675
Carnival Corp.	30,360	1,543
Honda Motor Co., Ltd., ADR	63,370	1,794
PulteGroup, Inc.	29,300	1,137

Total		7,149

Consumer Staples (10.2%)
Colgate-Palmolive Co.	61,680	4,246
Conagra Brands, Inc.	26,410	904
Kimberly-Clark Corp.	19,510	2,684
Koninklijke Ahold Delhaize NV	73,920	1,849
Mondelez International, Inc.	47,490	2,616
PepsiCo, Inc.	23,740	3,244
The Procter & Gamble Co.	28,220	3,525
Walmart, Inc.	16,960	2,015

Total		21,083

Energy (8.1%)
Baker Hughes	57,120	1,464
Chevron Corp.	34,090	4,108
ConocoPhillips	36,940	2,402
Schlumberger, Ltd.	88,680	3,565
Total SA, ADR	93,450	5,168

Total		16,707

Financials (23.4%)
AFLAC, Inc.	30,280	1,602
Ameriprise Financial, Inc.	16,990	2,830
Bank of America Corp.	54,830	1,931
The Bank of New York Mellon Corp.	87,650	4,411
Berkshire Hathaway, Inc. - Class B*	34,530	7,821
Chubb, Ltd.	30,850	4,802
JPMorgan Chase & Co.	36,940	5,150
PNC Financial Services Group, Inc.	43,770	6,987
Truist Financial Corp.	75,500	4,252
U.S. Bancorp	75,030	4,449
Wells Fargo & Co.	71,600	3,852

Total		48,087

Health Care (19.8%)
Cerner Corp.	42,950	3,152
Gilead Sciences, Inc.	23,220	1,509
Hologic, Inc.*	59,250	3,093

Common Stocks (94.9%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Johnson & Johnson	59,130	8,625
Medtronic PLC	73,350	8,322
Pfizer, Inc.	169,770	6,652
Quest Diagnostics, Inc.	25,810	2,756
Zimmer Biomet Holdings, Inc.	43,740	6,547

Total		40,656

Industrials (9.4%)
Cummins, Inc.	8,140	1,457
Eaton Corp. PLC	18,460	1,748
Emerson Electric Co.	56,110	4,279
Johnson Controls International PLC	50,140	2,041
Siemens AG	23,900	3,124
Southwest Airlines Co.	57,070	3,081
Textron, Inc.	34,610	1,544
United Parcel Service, Inc. - Class B	17,120	2,004

Total		19,278

Information Technology (7.1%)
Applied Materials, Inc.	16,520	1,008
Cisco Systems, Inc.	62,040	2,976
Intel Corp.	43,330	2,593
Maxim Integrated Products, Inc.	21,840	1,343
Oracle Corp.	38,290	2,029
TE Connectivity, Ltd.	23,830	2,284
Texas Instruments, Inc.	17,810	2,285

Total		14,518

Materials (1.6%)
DuPont de Nemours, Inc.	20,170	1,295
Mondi PLC	88,890	2,087

Total		3,382

Real Estate (3.0%)
Welltower, Inc.	38,780	3,171
Weyerhaeuser Co.	99,060	2,992

Total		6,163

Utilities (5.5%)
Eversource Energy	42,050	3,577
Pinnacle West Capital Corp.	42,680	3,838
Xcel Energy, Inc.	60,600	3,848

Total		11,263

Total Common Stocks
(Cost: $170,592)		195,089

Investment Companies (2.2%)	Shares/ Par+	Value $ (000’s)

Investment Companies (2.2%)
iShares Russell 1000 Value Index Fund	32,870	4,486

Total		4,486

Total Investment Companies
(Cost: $4,132)		4,486

Short-Term Investments (2.8%)

Money Market Funds (2.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	5,734,266	5,734

Total		5,734

Total Short-Term Investments
(Cost: $5,734)		5,734

Total Investments (99.9%)
(Cost: $180,458)@		205,309

Other Assets, Less
Liabilities (0.1%)		241

Net Assets (100.0%)		205,550

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services	EUR	7,764	8,757	3/20	$-	$(44)		$(44)
Buy	Morgan Stanley Capital Services	GBP	66	88	3/20	1	-		1
Sell	Morgan Stanley Capital Services	GBP	1,388	1,844	3/20	15	-		15
Buy	Morgan Stanley Capital Services	JPY	6,372	59	3/20	-	-	p	-	p
Sell	Morgan Stanley Capital Services	JPY	172,092	1,591	3/20	-	(12)		(12)

						$16	$(56)		$(40)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$16	-	$16	$(56)	-	-	$(56)

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $183,318 and the net unrealized appreciation of investments based on that cost was $21,952 which is comprised of $25,364 aggregate gross unrealized appreciation and $3,412 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Industrials	$16,154	$3,124	$-
All Others	175,811	-	-
Investment Companies	4,486	-	-
Short-Term Investments	5,734	-	-
Other Financial Instruments^
Forward Currency Contracts	-	16	-
Total Assets:	$202,185	$3,140	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(56)	-
Total Liabilities:	$-	$(56)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and	Invest primarily in equity securities of U.S. issuers that are	$921 million
income.	selling at attractive prices relative to their intrinsic value.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large capitalization companies, but may also invest in mid-capitalization companies, that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio invests in a core group of 30-40 securities.

MARKET OVERVIEW

Rebounding from the stock market correction that occurred in late 2018, the broad market S&P 500® Index posted a return of 31.49%, reaching an all-time high in December 2019. Notably, there was little earnings growth to support the year’s robust gains, as aggregate earnings for the S&P 500® Index were lower than the prior year’s in each of the first three quarters and are expected to be down again in the fourth quarter. Following the U.S. Federal Reserve’s (the “Fed”) December 2018 interest rate increase, the Fed pivoted toward a more accommodative stance in early 2019, enacting three interest rate cuts of 0.25% during the second half of the year and sparking the 2019 stock market rally.

PORTFOLIO RESULTS

The Portfolio returned 20.77% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 26.54%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Large Cap Value Funds peer group was 26.47%.

The Portfolio’s underperformance was driven primarily by stock selection, although sector allocation also held back returns. Investments in the Energy and Materials sectors hindered relative returns the most. In Energy, exploration and production company Occidental Petroleum Corporation was the largest detractor. The company’s shares declined following its acquisition of Anadarko Petroleum Corporation on investor frustration with the negotiated price and financing terms. The Portfolio management team believes the deal could create an attractive long-term investment if Occidental follows through with its asset sales and deleveraging plan. In the Materials sector, diversified chemicals manufacturer DuPont de Nemours, Inc., was a major detractor. The company’s shares were down in response to shareholder impatience with the pace of divestitures of certain businesses, challenges posed by international trade tensions and investor concern about potential liability related to the chemical PFOA, often used as a non-stick cookware coating. Elsewhere, pharmaceutical maker Pfizer Inc. was a notable Health Care sector detractor, after announcing that its off-patent drug business would be combined with drug maker Mylan N.V. to form a new company. The price of the combination was lower than expected and management provided conservative guidance for the remaining Pfizer business.

In contrast, investments in the Industrials and Consumer Staples sectors were leading contributors to relative performance. In Industrials, the Portfolio benefited from a position in defense contractor Raytheon Company, which agreed to a “merger of equals” with United Technologies Corporation, potentially creating a larger, more diversified competitor in the aerospace and defense industry. In the Consumer Staples sector, global snack and beverage maker Mondelez International, Inc. was a strong contributor to relative returns. The company has been executing well and generating solid organic sales growth. AT&T Inc. was a notable Communications Services sector contributor. The company’s wireless business has been improving and the integration of Time Warner appears to be on track. AT&T raised its full-year free cash flow guidance and has been reducing its debt.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

Last year’s large market gains were driven by expanding valuation multiples. The price/earnings ratio for the S&P 500® Index, based on next fiscal year’s earnings, rose from 15.7 to 20.0 in 2019. We think elevated valuation levels could lead to lower equity market returns in the coming years. Another concern is that global debt is near record levels in both absolute

Domestic Equity Portfolio (unaudited)

terms and as a percentage of global gross domestic product. High debt has the potential to crowd out future investment and slow economic growth. Given our muted expectations for the economy and U.S. stock market, we think a defensive tilt is appropriate for the Portfolio. This means lower cyclicality, generally, and an emphasis on higher-quality companies that offer good long-term value. An exception with respect to lower cyclicality is our position in the Energy sector, where we believe investors have been overly punitive and are mispricing these holdings.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	20.77%	8.93%	11.97%
Russell 1000® Value Index	26.54%	8.29%	11.80%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	26.47%	7.85%	10.94%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of$10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Conagra Brands, Inc.	3.5%
Halliburton Co.	3.4%
Marsh & McLennan Cos., Inc.	3.3%
Intel Corp.	3.2%
Lowe’s Companies, Inc.	3.2%
Raytheon Co.	3.2%
AT&T, Inc.	3.2%
Broadcom, Inc.	3.1%
The Allstate Corp.	3.1%
Edison International	3.1%

   Sector Allocation 12/31/19

Sector	% of Net Assets
Health Care	17.8%
Financials	15.0%
Consumer Staples	12.5%
Information Technology	12.0%
Energy	11.7%
Industrials	9.0%
Communication Services	6.3%
Consumer Discretionary	6.0%
Utilities	3.1%
Real Estate	3.0%
Materials	2.5%
Short-Term Investments & Other Net Assets	1.1%

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (98.9%)	Shares/ Par+	Value $ (000’s)

Communication Services (6.3%)
AT&T, Inc.	745,500	29,134
Verizon Communications, Inc.	462,600	28,404

Total		57,538

Consumer Discretionary (6.0%)
Dollar Tree, Inc. *	278,300	26,174
Lowe’s Companies, Inc.	243,700	29,186

Total		55,360

Consumer Staples (12.5%)
Archer-Daniels-Midland Co.	576,600	26,725
Conagra Brands, Inc.	945,433	32,372
CVS Health Corp.	385,700	28,654
Mondelez International, Inc.	501,300	27,611

Total		115,362

Energy (11.7%)
ConocoPhillips	401,700	26,123
Halliburton Co.	1,282,200	31,375
Marathon Oil Corp.	1,924,945	26,141
Occidental Petroleum Corp.	590,500	24,334

Total		107,973

Common Stocks (98.9%)	Shares/ Par+	Value $ (000’s)

Financials (15.0%)
The Allstate Corp.	256,700	28,866
American International Group, Inc.	505,400	25,942
The Bank of New York Mellon Corp.	509,100	25,623
Marsh & McLennan Cos., Inc.	269,000	29,969
Truist Financial Corp.	493,500	27,794

Total		138,194

Health Care (17.8%)
Abbott Laboratories	304,600	26,457
Cardinal Health, Inc.	529,300	26,772
Cigna Corp.	139,103	28,445
Johnson & Johnson	191,000	27,861
Merck & Co., Inc.	302,800	27,540
Pfizer, Inc.	685,700	26,866

Total		163,941

Industrials (9.0%)
Northrop Grumman Corp.	77,400	26,623
Raytheon Co.	132,700	29,160
Waste Management, Inc.	238,300	27,157

Total		82,940

Information Technology (12.0%)
Broadcom, Inc.	91,400	28,884
Cisco Systems, Inc.	561,800	26,944
Intel Corp.	493,000	29,506
Oracle Corp.	472,500	25,033

Total		110,367

Common Stocks (98.9%)	Shares/ Par+	Value $ (000’s)

Materials (2.5%)
DuPont de Nemours, Inc.	351,484	22,565

Total		22,565

Real Estate (3.0%)
Equity Residential	335,495	27,148

Total		27,148

Utilities (3.1%)
Edison International	381,300	28,754

Total		28,754

Total Common Stocks
(Cost: $652,510)		910,142

Short-Term Investments (1.0%)

Money Market Funds (1.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540% #	9,383,675	9,384

Total		9,384

Total Short-Term Investments
(Cost: $9,384)		9,384

Total Investments (99.9%)
(Cost: $661,894)@		919,526

Other Assets, Less
Liabilities (0.1%)		1,250

Net Assets (100.0%)		920,776

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Dayyieldasofl2/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $661,894 and the net unrealized appreciation of investments based on that cost was $257,632 which is comprised of$284,491 aggregate gross unrealized appreciation and $26,859 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

Description	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$910,142	$-	$-
Short-Term Investments	9,384	-	-
Total Assets:	$919,526	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$814 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield and enterprise value to sales, among other metrics and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

MARKET OVERVIEW

U.S. stocks surged in 2019, with several major indices hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s decision to keep interest rates steady in the first half of the year and then reduce rates three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment throughout the year. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, although occasional tensions seemed to reduce its likelihood. A preliminary “phase one” trade deal was finally agreed upon in December, supporting investor enthusiasm into the end of the year. As part of the agreement, the U.S. would lower or cancel the scheduled tariff rate on various Chinese goods. The agreement would also require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services and currency and foreign exchange”. Large cap shares outperformed their smaller peers, as measured by various Russell U.S. indices, and growth stocks soundly outperformed value across all market capitalizations.

PORTFOLIO RESULTS

The Portfolio returned 26.61% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 26.54%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Equity Income Funds peer group was 24.47%.

The Portfolio performed in line with its benchmark during the reporting period, with strong gains driven by security selection. Stock selection in the Consumer Staples sector was the leading contributor to relative results. Shares of Tyson Foods benefited from the ongoing effects of an outbreak of African swine fever, which caused global protein prices to rise. The reopening of the Chinese market to U.S. poultry sales later in the year supported the company’s stock price.

The Information Technology sector also contributed to relative returns, due to strong stock selection. Shares of Qualcomm advanced after the chip manufacturer reached a multibillion-dollar settlement with Apple in the second quarter. Stronger-than-expected revenues, driven by robust microchip shipments, also supported the company’s stock price.

On the downside, stock selection in the Communication Services sector was the largest detractor from relative results. Shares of Telefonica underperformed during the year, resulting from structural foreign exchange risk pertaining to Argentina and Great Britain and less-than-favorable performance of the broader Spanish telecommunications sector due to an increasingly competitive landscape.

Stock selection in the Materials sector also weighed on relative returns. Shares of DuPont de Nemours traded lower as a result of falling commodity chemical input prices, slowing demand in end markets and the announced merger of DuPont’s Nutrition & Biosciences segment with IFF.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Equity Income Portfolio (unaudited)

We believe the current balance of risks in the marketplace suggests caution is warranted. While a strong consumer and more accommodative monetary policy provide support for economic growth, we believe regulatory and political risks will be elevated in 2020. Given neutral valuations, we expect positive but muted returns for the equity market in 2020 coupled with the potential for more extreme outcomes. Attractive investment opportunities are more difficult to find as a result of recent increases in share prices. Despite this challenging environment, we have identified attractively-valued investment opportunities through bottom-up, fundamental analysis and we continue to maintain a disciplined, longer-term approach while also taking advantage of volatility to selectively add shares of high-quality companies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Equity Income Portfolio	26.61%	8.20%	10.74%
Russell 1000® Value Index	26.54%	8.29%	11.80%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	24.47%	7.88%	10.91%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual. com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The

Portfolio may underperform similar funds that invest without an emphasis on dividend-paying stocks. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Wells Fargo & Co.	3.8%
JPMorgan Chase & Co.	3.3%
The Southern Co., Various	2.8%
QUALCOMM, Inc.	2.5%
Total SA, ADR	2.3%
Johnson & Johnson	2.2%
Morgan Stanley	1.9%
Chubb, Ltd.	1.9%
Tyson Foods, Inc. - Class A	1.9%
General Electric Co.	1.8%

Equity Income Portfolio (unaudited)

Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	23.5%
Health Care	11.6%
Industrials	11.4%
Consumer Staples	9.5%
Energy	8.6%
Utilities	8.3%
Information Technology	8.0%
Communication Services	6.1%
Materials	4.5%
Real Estate	3.5%
Consumer Discretionary	2.8%
Short-Term Investments & Other Net Assets	2.0%
Convertible Corporate Bonds	0.2%

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Communication Services (6.1%)
AT&T, Inc.	49,962	1,952
CenturyLink, Inc.	78,413	1,036
Comcast Corp. - Class A	204,985	9,218
Fox Corp. - Class B	253,101	9,213
News Corp. - Class A	501,645	7,093
Telefonica SA	448,121	3,130
Verizon Communications, Inc.	229,608	14,098
The Walt Disney Co.	26,936	3,896

Total		49,636

Consumer Discretionary (2.8%)
Kohl’s Corp.	78,359	3,992
L Brands, Inc.	114,300	2,071
Las Vegas Sands Corp.	119,515	8,251
Mattel, Inc.*	281,603	3,816
MGM Resorts International	45,300	1,507
Snap-on, Inc.	21,000	3,558

Total		23,195

Consumer Staples (9.5%)
Bunge, Ltd.	66,800	3,844
Conagra Brands, Inc.	332,258	11,376
CVS Health Corp.	179,538	13,338
Kellogg Co.	24,800	1,715
Kimberly-Clark Corp.	92,700	12,751
Philip Morris International, Inc.	164,589	14,005
Tyson Foods, Inc. - Class A	166,593	15,167
Walmart, Inc.	46,700	5,550

Total		77,746

Energy (8.6%)
Chevron Corp.	22,200	2,675
Equitrans Midstream Corp.	62,152	830
Exxon Mobil Corp.	201,600	14,068
Hess Corp.	34,700	2,318
Occidental Petroleum Corp.	235,100	9,689
Pioneer Natural Resources Co.	31,300	4,738
Targa Resources Corp.	55,200	2,254
TC Energy Corp.	274,956	14,658
Total SA, ADR	343,399	18,990

Total		70,220

Financials (23.5%)
American International Group, Inc.	259,860	13,339
AXA Equitable Holdings, Inc.	179,428	4,446
Bank of America Corp.	15,723	554

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Financials continued
The Bank of New York Mellon Corp.	48,400	2,436
Chubb, Ltd.	99,300	15,457
Citigroup, Inc.	26,187	2,092
Fifth Third Bancorp	398,487	12,249
Franklin Resources, Inc.	151,900	3,946
JPMorgan Chase & Co.	193,146	26,925
Loews Corp.	129,361	6,790
Marsh & McLennan Cos., Inc.	32,247	3,593
MetLife, Inc.	221,300	11,280
Morgan Stanley	305,291	15,606
Northern Trust Corp.	25,400	2,698
PNC Financial Services Group, Inc.	57,500	9,179
Raymond James Financial, Inc.	37,800	3,382
State Street Corp.	165,700	13,107
U.S. Bancorp	147,600	8,751
Wells Fargo & Co.	578,273	31,111
Willis Towers Watson PLC	20,916	4,224

Total		191,165

Health Care (10.8%)
AbbVie, Inc.	73,200	6,481
Allergan PLC	37,900	7,245
Anthem, Inc.	37,949	11,462
Becton Dickinson and Co.	10,364	2,819
Bristol-Myers Squibb Co.	55,100	3,537
Gilead Sciences, Inc.	122,100	7,934
GlaxoSmithKline PLC	123,665	2,914
Johnson & Johnson	124,346	18,138
Medtronic PLC	105,245	11,940
Pfizer, Inc.	319,926	12,535
Zimmer Biomet Holdings, Inc.	18,600	2,784

Total		87,789

Industrials (11.4%)
Alaska Air Group, Inc.	91,755	6,216
The Boeing Co.	39,900	12,998
Delta Air Lines, Inc.	53,893	3,152
Emerson Electric Co.	62,000	4,728
Flowserve Corp.	9,281	462
General Electric Co.	1,324,100	14,777
Johnson Controls International PLC	156,398	6,367
L3Harris Technologies, Inc.	61,252	12,120
Nielsen Holdings PLC	292,556	5,939
nVent Electric PLC	88,700	2,269
PACCAR, Inc.	35,200	2,784
Southwest Airlines Co.	30,500	1,646

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Stericycle, Inc.*	87,999	5,615
United Parcel Service, Inc. - Class B	102,800	12,034
United Technologies Corp.	10,200	1,528

Total		92,635

Information Technology (8.0%)
Applied Materials, Inc.	102,600	6,263
Cisco Systems, Inc.	196,300	9,414
Cognizant Technology Solutions Corp. - Class A	69,700	4,323
Microsoft Corp.	78,722	12,414
NXP Semiconductors NV	17,186	2,187
QUALCOMM, Inc.	232,481	20,512
TE Connectivity, Ltd.	15,200	1,457
Texas Instruments, Inc.	55,000	7,056
Western Digital Corp.	23,900	1,517

Total		65,143

Materials (4.5%)
Akzo Nobel NV, ADR	40,177	1,368
CF Industries Holdings, Inc.	163,684	7,814
Corteva, Inc.	102,234	3,022
Dow, Inc.	119,434	6,537
DuPont de Nemours, Inc.	120,434	7,732
International Paper Co.	155,437	7,158
Nucor Corp.	28,100	1,581
PPG Industries, Inc.	8,200	1,095

Total		36,307

Real Estate (3.5%)
Equity Residential	90,800	7,347
Rayonier, Inc.	186,806	6,120
SL Green Realty Corp.	55,744	5,122
Weyerhaeuser Co.	325,844	9,840

Total		28,429

Utilities (7.1%)
CenterPoint Energy, Inc.	132,900	3,624
Edison International	141,694	10,685
Evergy, Inc.	4,977	324
NextEra Energy, Inc.	34,422	8,336
NiSource, Inc.	416,591	11,598
Sempra Energy	25,007	3,788
The Southern Co.	300,692	19,154

Total		57,509

Total Common Stocks
(Cost: $637,528)		779,774

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio

Preferred Stocks (0.4%)	Shares/ Par+	Value $ (000’s)

Utilities (0.4%)
The Southern Co., The Southern Co., 6.750%, 8/1/22	62,483	3,368

Total		3,368

Total Preferred Stocks
(Cost: $3,135)		3,368

Convertible Corporate Bonds (0.2%)

Financial (0.2%)
AXA SA, 7.250%,
5/15/21 144A	1,561,000	1,800

Total		1,800

Total Convertible Corporate Bonds
(Cost: $1,561)		1,800

Convertible Preferred Stocks (1.6%)	Shares/ Par+	Value $ (000’s)

Health Care (0.8%)
Becton Dickinson and Co., 6.125%, 5/1/20	100,450	6,576

Total		6,576

Utilities (0.8%)
Aqua America, Inc., 6.000%, 4/30/22	20,428	1,274
Sempra Energy, 6.750%, 7/15/21	11,107	1,324
Sempra Energy, 6.000%, 1/15/21	36,037	4,325

Total		6,923

Total Convertible Preferred Stocks
(Cost: $10,763)		13,499

Short-Term Investments (1.8%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (1.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	14,405,452	14,405

Total		14,405

Total Short-Term Investments
(Cost: $14,405)		14,405

Total Investments (99.8%)
(Cost: $667,392)@		812,846

Other Assets, Less
Liabilities (0.2%)		1,406

Net Assets (100.0%)		814,252

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $1,800 representing 0.2% of the net assets.

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $668,443 and the net unrealized appreciation of investments based on that cost was $144,403 which is comprised of $179,414 aggregate gross unrealized appreciation and $35,011 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Preferred Stocks	$3,368	$-	$-
Common Stocks	779,774	-	-
Convertible Corporate Bonds	-	1,800	-
Convertible Preferred Stocks	13,499	-	-
Short-Term Investments	14,405	-	-
Total Assets:	$811,046	$1,800	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies selected on the basis of their potential for capital appreciation.	$1.2 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection. The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts and other securities of foreign issuers, including non-U.S. dollar denominated securities.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted positive results during the twelve-month period ended December 31, 2019. During the period, U.S. equities rose as the U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were volatile in the absence of meaningful compromises on key structural issues. The U.S. Federal Reserve (the “Fed”) lowered its benchmark interest rate in July and September by a combined 0.50% to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. U.S. equities surged in the fourth quarter of 2019 as stocks benefited from waning recession fears, accommodative Fed policies, including another 0.25% rate cut in October, and improved U.S.-China trade sentiment in December.

Returns during the period varied by market capitalization. Small and mid cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, underperformed large cap stocks, as measured by the S&P 500® Index.

PORTFOLIO RESULTS

The Portfolio returned 33.01% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned 35.47%. (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) According to Lipper® Analytical Services Inc., an independent mutual fund ranking agency, the average return in 2019 of the Mid Cap Growth Funds peer group was 35.17%.

Stock selection in the Information Technology, Financials and Communication Services sectors drove underperformance during the reporting period. In contrast, stock selection in the Health Care, Consumer Discretionary and Materials sectors contributed to returns and partially offset the detraction. Sector allocation, a residual of the Portfolio’s bottom up stock selection process, also weighed on results, mainly due to the Portfolio’s overweight in the Utilities and Health Care sectors.

Top individual detractors from relative returns included Information Technology company Teradata Corp., UGI Corp, in the Utilities sector and Communication Services holding TripAdvisor. Teradata Corp, stock declined throughout the year as the company faced revenue headwinds resulting from a faster-than-expected shift to subscription-based transaction options. Later in the year, shares were driven lower after the company cut its full-year adjusted earnings outlook and announced that its Chief Executive Officer was leaving. U.S.-based natural gas and electric power distributor UGI declined on disappointing financial results for fiscal 2019. Shares of TripAdvisor struggled after the company missed revenue and earnings expectations in the first and second quarter, respectively. Negative market sentiment about the company’s hotels and auction businesses further pressured the stock and the Portfolio’s investment team eliminated it from the Portfolio.

Leading individual contributors to relative performance included Communication Services holding Roku Inc., Fair Isaac Corp, in the Information Technology sector and Seattle Genetics, a Health Care company. Roku Inc., a manufacturer of streaming media players, rose following solid quarterly results, which served to reinforce the company’s strong position in the fast-growing video streaming market. Fair Isaac Corp., a provider of analytics, software and data management products, performed well after reporting robust fourth quarter revenue and earnings as well as solid cash flow generation. Seattle Genetics Inc., a biotechnology developer of monoclonal antibody-based therapies for cancer treatment, rose due

Mid Cap Growth Stock Portfolio (unaudited)

to second quarter sales growth of the company’s blood cancer drug. Shares continued to climb on positive trial results for a combination of one of its drugs with Merck’s immunotherapy Keytruda as a first-line treatment for bladder cancer. The portfolio management team continues to hold positions in all three stocks.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Based on our bottom-up, company specific research and stock selection process, as of the end of the period, the Portfolio had overweight positions in the Financials, Health Care and Utilities sectors. The Portfolio was underweight in the Information Technology, Consumer Discretionary and Consumer Staples sectors.

We believe the Fed’s dovish policy stance has enhanced confidence that the U.S. economy can continue to grow at a steady – if decelerating – pace. Equity investors are now less concerned about interest rates and are more focused on trade policies and the potential for conflict in the Middle East. We have a balanced view on the U.S economy and believe volatility in equity markets will continue to be driven by geopolitical risks. Our focus remains on creating a diversified portfolio of blue chip, market leading, U.S. mid-cap companies that score well in our F/V/E (fundamentals/valuation/expectations) process.

Although we anticipate slower growth in 2020 than we saw in 2019, the Portfolio is well balanced for this environment.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	33.01%	8.52%	10.31%
Russell MidCap® Growth Index	35.47%	11.60%	14.24%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	35.17%	11.55%	13.33%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Genpact, Ltd.	2.6%
WEX, Inc.	2.4%
NVR, Inc.	1.7%
IDEX Corp.	1.7%
Choice Hotels International, Inc.	1.7%
Markel Corp.	1.6%
Lumentum Holdings, Inc.	1.6%
Service Corp. International	1.6%
Lennox International, Inc.	1.5%
Fair Isaac Corp.	1.5%

Mid Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/19

Sector	% of Net Assets
Information Technology	28.7%
Health Care	19.4%
Industrials	16.6%
Financials	13.1%
Consumer Discretionary	11.2%
Materials	2.7%
Communication Services	2.5%
Utilities	2.3%
Real Estate	2.2%
Short-Term Investments & Other Net Assets	0.7%
Energy	0.4%
Consumer Staples	0.2%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.5%)
Cable One, Inc.	8,798	13,096
CarGurus, Inc.*	233,488	8,214
Roku, Inc.*	56,843	7,611

Total		28,921

Consumer Discretionary (11.2%)
CarMax, Inc.*	111,820	9,803
Carter’s, Inc.	130,526	14,272
Choice Hotels International, Inc.	183,907	19,021
Etsy, Inc.*	188,823	8,365
GrubHub, Inc.*	98,135	4,773
NVR, Inc.*	5,201	19,808
PVH Corp.	116,237	12,222
Service Corp. International	388,673	17,891
Under Armour, Inc. - Class C*	365,797	7,016
Wayfair, Inc. - Class A*	65,544	5,923
YETI Holdings, Inc.*	300,086	10,437

Total		129,531

Consumer Staples (0.2%)
Performance Food Group Co.*	36,129	1,860

Total		1,860

Energy (0.4%)
WPX Energy, Inc.*	362,596	4,982

Total		4,982

Financials (13.1%)
Alleghany Corp.*	11,387	9,105
Credit Acceptance Corp.*	29,246	12,936
Cullen / Frost Bankers, Inc.	113,165	11,065
FactSet Research Systems, Inc.	30,207	8,105
First Citizens BancShares, Inc. - Class A	17,799	9,473
First Republic Bank	122,712	14,413
FNF Group	193,551	8,778
M&T Bank Corp.	69,058	11,723
Markel Corp.*	15,998	18,288
Northern Trust Corp.	104,734	11,127
Prosperity Bancshares, Inc.	145,923	10,490
South State Corp.	82,275	7,137
W.R. Berkley Corp.	127,953	8,842
White Mountains Insurance Group, Ltd.	9,024	10,066

Total		151,548

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Health Care (19.4%)
Aerie Pharmaceuticals, Inc.*	203,176	4,911
Alnylam Pharmaceuticals, Inc.*	135,661	15,624
Bio-Techne Corp.	65,470	14,371
Encompass Health Corp.	166,417	11,528
Hill-Rom Holdings, Inc.	126,588	14,372
Integra LifeSciences Holdings Corp.*	226,842	13,220
Ionis Pharmaceuticals, Inc.*	230,351	13,915
Masimo Corp.*	92,243	14,580
Mettler-Toledo International, Inc.*	11,754	9,324
NuVasive, Inc.*	210,465	16,277
PRA Health Sciences, Inc.*	137,936	15,332
Reata Pharmaceuticals, Inc.*	46,072	9,418
Repligen Corp.*	94,384	8,731
Seattle Genetics, Inc.*	83,943	9,591
STERIS PLC	74,543	11,362
Teleflex, Inc.	38,184	14,374
Varian Medical Systems, Inc.*	111,674	15,859
Veeva Systems, Inc. - Class A*	77,831	10,948

Total		223,737

Industrials (16.6%)
AMERCO	26,788	10,067
Axon Enterprise, Inc.*	221,079	16,201
Cintas Corp.	26,869	7,230
CoStar Group, Inc.*	17,744	10,616
Fastenal Co.	317,839	11,744
Gardner Denver Holdings, Inc.*	400,587	14,693
Healthcare Services Group, Inc.	227,452	5,532
HEICO Corp. - Class A	72,034	6,449
IAA Spinco, Inc.*	264,234	12,435
IDEX Corp.	113,313	19,490
KAR Auction Services, Inc.	470,547	10,253
Lennox International, Inc.	70,183	17,123
Lincoln Electric Holdings, Inc.	130,187	12,593
PACCAR, Inc.	126,239	9,985
TransUnion	147,584	12,635
Waste Connections, Inc.	61,650	5,597

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Watsco, Inc.	49,701	8,954

Total		191,597

Information Technology (28.7%)
Akamai Technologies, Inc.*	121,255	10,474
Aspen Technology, Inc.*	73,069	8,836
Black Knight, Inc.*	214,346	13,821
Blackbaud, Inc.	162,347	12,923
CDW Corp.	80,787	11,540
Coherent, Inc.*	79,765	13,269
CommScope Holding Co., Inc.*	626,879	8,895
EPAM Systems, Inc.*	53,626	11,377
F5 Networks, Inc.*	93,936	13,118
Fair Isaac Corp.*	45,353	16,993
Genpact, Ltd.	700,908	29,557
Guidewire Software, Inc.*	129,484	14,214
II-VI, Inc.*	479,535	16,146
Keysight Technologies, Inc.*	72,023	7,392
Lumentum Holdings, Inc.*	226,455	17,958
MKS Instruments, Inc.	129,419	14,237
Monolithic Power Systems	78,368	13,951
National Instruments Corp.	276,821	11,721
PTC, Inc.*	150,253	11,253
Q2 Holdings, Inc.*	108,931	8,832
Silicon Laboratories, Inc.*	105,878	12,280
Teradata Corp.*	512,926	13,731
VeriSign, Inc.*	58,015	11,178
WEX, Inc.*	130,728	27,382

Total		331,078

Materials (2.7%)
Ball Corp.	241,913	15,645
Packaging Corp. of America	94,333	10,564
Silgan Holdings, Inc.	171,046	5,316

Total		31,525

Real Estate (2.2%)
Douglas Emmett, Inc.	195,190	8,569
Equity Commonwealth	263,218	8,641
Redfin Corp.*	380,501	8,044

Total		25,254

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Utilities (2.3%)
Black Hills Corp.	80,993	6,361
NiSource, Inc.	161,128	4,486
UGI Corp.	331,020	14,949

Total		25,796

Total Common Stocks
(Cost: $963,575)		1,145,829

Short-Term Investments (0.1%)

Money Market Funds (0.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	1,328,361	1,328

Total		1,328

Total Short-Term Investments
(Cost: $1,328)		1,328

Total Investments (99.4%)
(Cost: $964,903)@		1,147,157

Other Assets, Less
Liabilities (0.6%)		6,600

Net Assets (100.0%)		1,153,757

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $966,649 and the net unrealized appreciation of investments based on that cost was $180,508 which is comprised of $220,514 aggregate gross unrealized appreciation and $40,006 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

Description	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,145,829	$-	$-
Short-Term Investments	1,328	-	-
Total Assets:	$1,147,157	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$993 million

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained sharply during the reporting period, accelerating to record highs by the end of 2019. The markets’ strong performance was driven in part by solid domestic economic growth amid rising wages, historically low unemployment and strong consumer spending. Diminishing concerns about the state of the global economy and trade landscape also bolstered equities, as progress was made on trade agreements between the U.S. and China and between the U.S. and its North American trade partners. Equity markets got a substantial boost from a more accommodative interest rate policy, as the U.S. Federal Reserve cut interest rates three times during the second half of 2019, the first decrease in more than a decade.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 31.49%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 22.78% and 26.20%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 8.72%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 14.32%.

PORTFOLIO RESULTS

The Index 400 Stock Portfolio delivered a total return of 25.88% for the twelve months ended December 31, 2019, trailing the S&P MidCap 400® Index (the “Index”), which returned 26.20%. (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. According to Upper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the S&P Midcap 400 Index Funds peer group was 25.47%.

Ten of the Portfolio’s eleven sectors posted positive returns for the year, with medium-sized companies benefiting from an expanding economy buoyed by strong consumer spending. The largest contribution to the Portfolio came from the Information Technology sector. Semiconductors and semiconductor equipment suppliers delivered some of the biggest gains due to strong chip demand for emerging technologies, while IT services and, in particular, software as a service companies continued to benefit from increased demand for their cost-effective subscription models.

The Industrials sector performed well, as improved investor sentiment, due in part to easing trade tensions between the U.S. and China, benefited manufacturing stocks. The rise of global online shopping and demand for efficient delivery systems also rewarded companies providing global logistics and transportation. Healthy markets have additionally encouraged capital expenditure in the sector as companies look to improve operations through machine-learning technology. Market conditions also spurred an uptick in merger activity in the Financials sector, as midsized banks took advantage of cheap borrowing costs in order to join forces to compete against larger financial institutions.

Tax cuts and a strong jobs market contributed to consumer spending, which benefited the Consumer Discretionary sector. The amount of money consumers spent on food-away-from-home continued to increase, and restaurant and bar sales outpaced total retail sales. Integration of technology into delivery and ordering further spurred company growth by catering to fast-moving, younger consumers.

Index 400 Stock Portfolio (unaudited)

Energy was the only sector with a loss for the reporting period, driven in large part by volatile energy prices. Companies in this sector were also negatively impacted by China’s new tariffs, as exports of U.S. commodities decreased during the year.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	25.88%	8.75%	12.44%
S&P MidCap 400® Index	26.20%	9.02%	12.72%
Lipper® Variable Insurance Products (VIP) S&P Midcap 400 Index Funds	25.47%	8.28%	11.99%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 lndex” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as futures and, to a lesser extent, swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Teledyne Technologies, Inc.	0.7%
Domino’s Pizza, Inc.	0.6%
Tyler Technologies, Inc.	0.6%
Alleghany Corp.	0.6%
Teradyne, Inc.	0.6%
West Pharmaceutical Services, Inc.	0.6%
Medical Properties Trust, Inc.	0.6%
Fair Isaac Corp.	0.6%
Trimble Navigation, Ltd.	0.6%
Camden Property Trust	0.6%

Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	16.4%
Industrials	15.3%
Information Technology	15.2%
Consumer Discretionary	13.4%
Real Estate	10.8%
Health Care	9.5%
Materials	5.8%
Utilities	4.5%
Consumer Staples	2.8%
Short-Term Investments & Other Net Assets	2.3%
Energy	2.1%
Communication Services	1.9%

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Communication Services (1.9%)
AMC Networks, Inc. - Class A*	23,442	926
Cable One, Inc.	2,673	3,979
Cinemark Holdings, Inc.	56,702	1,919
John Wiley & Sons, Inc. - Class A	23,269	1,129
Meredith Corp.	21,381	694
The New York Times Co. - Class A	76,461	2,460
TEGNA, Inc.	115,368	1,926
Telephone and Data Systems, Inc.	52,020	1,323
TripAdvisor, Inc.	55,886	1,698
World Wrestling Entertainment, Inc.- Class A	25,242	1,637
Yelp, Inc.*	33,979	1,183

Total		18,874

Consumer Discretionary (13.4%)
Aaron’s, Inc.	35,717	2,040
Adient PLC*	46,300	984
Adtalem Global Education, Inc.*	28,719	1,004
American Eagle Outfitters, Inc.	84,477	1,242
AutoNation, Inc.*	31,317	1,523
Bed Bath & Beyond, Inc.	67,319	1,165
Boyd Gaming Corp.	42,571	1,275
Brinker International, Inc.	19,877	835
Brunswick Corp.	43,388	2,602
Caesars Entertainment Corp.*	296,866	4,037
Carter’s, Inc.	23,481	2,567
The Cheesecake Factory, Inc.	21,841	849
Choice Hotels International, Inc.	16,896	1,748
Churchill Downs, Inc.	18,856	2,587
Columbia Sportswear Co.	15,444	1,547
Cracker Barrel Old Country Store, Inc.	12,797	1,967
Dana Holding Corp.	76,553	1,393
Deckers Outdoor Corp.*	14,880	2,513
Delphi Technologies PLC*	45,781	587
Dick’s Sporting Goods, Inc.	33,826	1,674
Dillard’s, Inc. - Class A	5,243	385
Domino’s Pizza, Inc.	21,754	6,391
Dunkin’ Brands Group, Inc.	44,063	3,329

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Eldorado Resorts, Inc.*	34,746	2,072
Etsy, Inc.*	63,023	2,792
Five Below, Inc.*	29,612	3,786
Foot Locker, Inc.	56,933	2,220
Gentex Corp.	134,552	3,899
The Goodyear Tire & Rubber Co.	123,697	1,924
Graham Holdings Co. - Class B	2,314	1,479
Grand Canyon Education, Inc.*	25,650	2,457
GrubHub, Inc.*	48,640	2,366
Helen of Troy, Ltd.*	13,384	2,406
Jack in the Box, Inc.	12,580	982
KB Home	45,566	1,562
Lear Corp.	29,268	4,016
Marriott Vacations Worldwide Corp.	19,902	2,563
Mattel, Inc.*	184,413	2,499
Murphy USA, Inc.*	15,379	1,799
O-I Glass, Inc.	82,778	988
Ollie’s Bargain Outlet Holdings, Inc.*	29,087	1,900
Papa John’s International, Inc.	11,724	740
Penn National Gaming, Inc.*	57,953	1,481
Polaris Industries, Inc.	30,585	3,110
Pool Corp.	21,296	4,523
Restoration Hardware, Inc.*	8,660	1,849
Sally Beauty Holdings, Inc.*	61,872	1,129
Scientific Games Corp. - Class A*	28,768	770
Service Corp. International	97,220	4,475
Six Flags Entertainment Corp.	41,810	1,886
Skechers USA, Inc. - Class A*	71,227	3,076
Tempur Sealy International, Inc.*	24,167	2,104
Texas Roadhouse, Inc.	34,703	1,954
Thor Industries, Inc.	29,360	2,181
Toll Brothers, Inc.	68,717	2,715
TRI Pointe Homes, Inc.*	74,059	1,154
Urban Outfitters, Inc.*	37,520	1,042
Visteon Corp.*	14,874	1,288
Weight Watchers International, Inc.*	24,707	944
The Wendy’s Co.	97,887	2,174
Williams-Sonoma, Inc.	41,281	3,032

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Wyndham Destinations, Inc.	48,244	2,494
Wyndham Hotels & Resorts, Inc.	50,618	3,179

Total		133,254

Consumer Staples (2.8%)
BJ’s Wholesale Club Holdings, Inc.*	64,979	1,477
The Boston Beer Co., Inc. - Class A*	4,902	1,852
Casey’s General Stores, Inc.	19,564	3,110
Edgewell Personal Care Co.*	28,832	893
Energizer Holdings, Inc.	34,219	1,718
Flowers Foods, Inc.	102,376	2,226
The Hain Celestial Group, Inc.*	42,730	1,109
Ingredion, Inc.	35,511	3,301
Lancaster Colony Corp.	10,526	1,685
Nu Skin Enterprises, Inc.	29,545	1,211
Pilgrim’s Pride Corp.*	27,876	912
Post Holdings, Inc.*	35,352	3,857
Sanderson Farms, Inc.	10,487	1,848
Sprouts Farmers Market, Inc.*	62,837	1,216
Tootsie Roll Industries, Inc.	8,924	305
TreeHouse Foods, Inc.*	29,899	1,450

Total		28,170

Energy (2.1%)
Antero Midstream Corp.	157,979	1,199
Apergy Corp.*	41,200	1,392
Chesapeake Energy Corp. *	623,632	515
CNX Resources Corp.*	99,243	878
Core Laboratories NV	23,602	889
EQT Corp.	135,973	1,482
Equitrans Midstream Corp.	108,396	1,448
Matador Resources Co.*	58,317	1,048
Murphy Oil Corp.	79,447	2,129
Patterson-UTI Energy, Inc.	103,474	1,086
PBF Energy, Inc.	54,182	1,700
Transocean, Ltd.*	305,915	2,105
World Fuel Services Corp.	34,781	1,510

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Energy continued
WPX Energy, Inc.*	221,659	3,046

Total		20,427

Financials (16.4%)
Affiliated Managers Group, Inc.	26,207	2,221
Alleghany Corp.*	7,655	6,121
American Financial Group, Inc.	39,810	4,365
Associated Banc-Corp.	84,752	1,868
BancorpSouth Bank	51,036	1,603
Bank of Hawaii Corp.	21,421	2,038
Bank OZK	64,297	1,961
Brighthouse Financial, Inc.*	58,116	2,280
Brown & Brown, Inc.	124,381	4,911
Cathay General Bancorp	40,275	1,533
CNO Financial Group, Inc.	80,389	1,457
Commerce Bancshares, Inc.	55,162	3,748
Cullen / Frost Bankers, Inc.	30,282	2,961
East West Bancorp, Inc.	77,456	3,772
Eaton Vance Corp.	60,180	2,810
Evercore, Inc. - Class A	20,789	1,554
F.N.B. Corp.	172,823	2,195
FactSet Research Systems, Inc.	20,182	5,415
Federated Investors, Inc. - Class B	51,100	1,665
First American Financial Corp.	59,750	3,485
First Financial Bankshares, Inc.	72,254	2,536
First Horizon National Corp.	165,512	2,741
FirstCash, Inc.	22,700	1,830
Fulton Financial Corp.	87,294	1,522
Genworth Financial, Inc. - Class A*	267,707	1,178
Green Dot Corp. - Class A*	25,199	587
Hancock Holding Co.	46,388	2,036
Hanover Insurance Group, Inc.	20,952	2,864
Home BancShares, Inc.	82,526	1,622
Interactive Brokers Group, Inc. - Class A	40,822	1,903
International Bancshares Corp.	30,515	1,314
Janus Henderson Group PLC	82,769	2,024
Jefferies Financial Group, Inc.	133,979	2,863
Kemper Corp.	33,322	2,582
Legg Mason, Inc.	43,399	1,558
LendingTree, Inc.*	4,079	1,238

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
The Macerich Co.	58,607	1,578
Mercury General Corp.	14,427	703
Navient Corp.	103,459	1,415
New York Community Bancorp, Inc.	248,578	2,988
Old Republic International Corp.	151,777	3,395
PacWest Bancorp	63,737	2,439
Pinnacle Financial Partners, Inc.	38,280	2,450
Primerica, Inc.	21,999	2,872
Prosperity Bancshares, Inc.	50,212	3,610
Reinsurance Group of America, Inc.	33,302	5,430
RenaissanceRe Holdings, Ltd.	23,489	4,604
RLI Corp.	21,224	1,911
SEI Investments Co.	67,132	4,396
Selective Insurance Group, Inc.	31,595	2,060
Signature Bank	28,716	3,923
SLM Corp.	224,546	2,001
Sterling Bancorp	107,465	2,265
Stifel Financial Corp.	36,367	2,206
Synovus Financial Corp.	77,945	3,055
TCF Financial Corp.	81,595	3,819
Texas Capital Bancshares, Inc.*	26,765	1,519
Trustmark Corp.	34,179	1,180
UMB Financial Corp.	22,978	1,577
Umpqua Holdings Corp.	117,131	2,073
United Bankshares, Inc.	54,003	2,088
Valley National Bancorp	208,333	2,385
Washington Federal, Inc.	41,671	1,527
Webster Financial Corp.	48,951	2,612
Wintrust Financial Corp.	30,356	2,152

Total		162,594

Health Care (9.5%)
Acadia Healthcare Co., Inc.*	47,109	1,565
Allscripts Healthcare
Solutions, Inc.*	86,361	848
Amedisys, Inc.*	17,156	2,864
Arrowhead Pharmaceuticals, Inc.*	53,245	3,377
Avanos Medical, Inc.*	25,493	859
Bio-Rad Laboratories, Inc. - Class A*	11,493	4,253
Bio-Techne Corp.	20,271	4,450
Cantel Medical Corp.	19,929	1,413
Catalent, Inc.*	77,820	4,381

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Charles River Laboratories International, Inc.*	25,977	3,968
Chemed Corp.	8,515	3,740
Encompass Health Corp.	52,444	3,633
Exelixis, Inc.*	161,612	2,848
Globus Medical, Inc. - Class A*	40,941	2,411
Haemonetics Corp.*	26,958	3,098
HealthEquity, Inc.*	37,700	2,792
Hill-Rom Holdings, Inc.	35,510	4,031
ICU Medical, Inc.*	10,226	1,914
Integra LifeSciences Holdings Corp.*	37,907	2,209
Ligand Pharmaceuticals, Inc. - Class B*	9,342	974
LivaNova PLC*	25,743	1,942
Masimo Corp.*	26,094	4,124
MEDNAX, Inc.*	44,837	1,246
Molina Healthcare, Inc.*	33,349	4,525
Nektar Therapeutics*	93,570	2,020
NuVasive, Inc.*	27,697	2,142
Patterson Cos., Inc.	45,821	938
Penumbra, Inc.*	17,085	2,807
PRA Health Sciences, Inc.*	33,641	3,739
Prestige Brands Holdings, Inc.*	26,718	1,082
Repligen Corp.*	24,921	2,305
Syneos Health, Inc.*	33,125	1,970
Tenet Healthcare Corp.*	55,260	2,102
United Therapeutics Corp.*	23,340	2,056
West Pharmaceutical Services, Inc.	39,355	5,916

Total		94,542

Industrials (15.3%)
Acuity Brands, Inc.	21,075	2,908
AECOM*	83,552	3,604
AGCO Corp.	33,340	2,576
ASGN, Inc.*	28,084	1,993
Avis Budget Group, Inc.*	30,235	975
Axon Enterprise, Inc.*	31,563	2,313
The Brink’s Co.	26,608	2,413
Carlisle Cos., Inc.	30,144	4,879
Clean Harbors, Inc.*	27,309	2,342
Colfax Corp.*	44,470	1,618
Crane Co.	27,117	2,342
Curtiss-Wright Corp.	22,706	3,199
Deluxe Corp.	22,394	1,118
Donaldson Co., Inc.	67,316	3,879
Dycom Industries, Inc.*	16,767	791
EMCOR Group, Inc.	29,867	2,578
EnerSys	22,491	1,683

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Fluor Corp.	74,557	1,408
FTI Consulting, Inc.*	20,015	2,215
GATX Corp.	18,669	1,547
Graco, Inc.	88,708	4,613
Healthcare Services Group, Inc.	39,423	959
Herman Miller, Inc.	31,412	1,308
HNI Corp.	22,777	853
Hubbell, Inc.	28,927	4,276
Insperity, Inc.	19,998	1,721
ITT, Inc.	46,646	3,448
JetBlue Airways Corp.*	153,552	2,874
KAR Auction Services, Inc.	68,492	1,492
Kennametal, Inc.	44,070	1,626
Kirby Corp.*	31,885	2,855
Knight-Swift Transportation Holdings	65,350	2,342
Landstar System, Inc.	20,990	2,390
Lennox International, Inc.	18,650	4,550
Lincoln Electric Holdings, Inc.	32,524	3,146
ManpowerGroup, Inc.	31,361	3,045
MasTec, Inc.*	32,074	2,058
Mercury Systems, Inc.*	29,539	2,041
MSA Safety, Inc.	18,956	2,395
MSC Industrial Direct Co., Inc. - Class A	23,959	1,880
Nordson Corp.	27,215	4,432
NOW, Inc.*	57,869	650
nVent Electric PLC	82,771	2,117
Oshkosh Corp.	36,199	3,426
Owens Corning, Inc.	57,862	3,768
Regal Beloit Corp.	21,777	1,864
Resideo Technologies, Inc.*	65,326	779
Ryder System, Inc.	28,345	1,539
Stericycle, Inc.*	48,470	3,093
Teledyne Technologies, Inc.*	19,398	6,722
Terex Corp.	34,890	1,039
Tetra Tech, Inc.	29,035	2,502
The Timken Co.	36,057	2,030
The Toro Co.	56,700	4,517
Trex Co., Inc.*	31,029	2,789
Trinity Industries, Inc.	52,204	1,156
Valmont Industries, Inc.	11,449	1,715
Watsco, Inc.	17,365	3,128
Werner Enterprises, Inc.	23,558	857
Woodward, Inc.	29,992	3,552
XPO Logistics, Inc.*	49,093	3,913

Total		151,841

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Information Technology (15.2%)
ACI Worldwide, Inc.*	61,486	2,329
Arrow Electronics, Inc.*	43,322	3,671
Avnet, Inc.	53,700	2,279
Belden, Inc.	20,552	1,130
Blackbaud, Inc.	26,161	2,082
Cabot Microelectronics Corp.	15,480	2,234
CACI International, Inc. - Class A*	13,319	3,330
CDK Global, Inc.	64,570	3,531
Ceridian HCM Holding, Inc.*	53,606	3,639
Ciena Corp.*	82,281	3,513
Cirrus Logic, Inc.*	30,742	2,533
Cognex Corp.	90,898	5,094
Coherent, Inc.*	12,846	2,137
CommVault Systems, Inc.*	22,368	998
CoreLogic, Inc.*	42,295	1,849
Cree, Inc.*	57,290	2,644
Cypress Semiconductor Corp.	196,434	4,583
Fair Isaac Corp.*	15,404	5,772
First Solar, Inc.*	40,367	2,259
II-VI, Inc.*	46,388	1,562
InterDigital, Inc.	16,559	902
j2 Global, Inc.	24,623	2,307
Jabil Circuit, Inc.	73,888	3,054
KBR, Inc.	75,376	2,299
Littelfuse, Inc.	12,956	2,478
LiveRamp Holdings, Inc.*	36,007	1,731
LogMeIn, Inc.	25,964	2,226
Lumentum Holdings, Inc.*	41,062	3,256
Manhattan Associates, Inc.*	33,988	2,711
MAXIMUS, Inc.	34,030	2,531
MKS Instruments, Inc.	28,993	3,190
Monolithic Power Systems	21,487	3,825
National Instruments Corp.	62,738	2,656
NCR Corp.*	67,869	2,386
NetScout Systems, Inc.*	35,028	843
Perspecta, Inc.	73,139	1,934
PTC, Inc.*	55,286	4,140
Sabre Corp.	145,676	3,269
Science Applications International Corp.	26,097	2,271
Semtech Corp.*	35,235	1,864
Silicon Laboratories, Inc.*	23,069	2,676
SolarEdge Technologies, Inc.*	25,856	2,459
Synaptics, Inc.*	17,799	1,171
SYNNEX Corp.	21,733	2,799
Tech Data Corp.*	18,841	2,706
Teradata Corp.*	59,837	1,602

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Teradyne, Inc.	89,132	6,078
Trimble Navigation, Ltd.*	132,511	5,524
Tyler Technologies, Inc.*	20,736	6,221
Universal Display Corp.	22,552	4,647
ViaSat, Inc.*	30,675	2,245
Vishay Intertechnology, Inc.	70,394	1,499
WEX, Inc.*	23,025	4,823

Total		151,492

Materials (5.8%)
Allegheny Technologies, Inc.*	67,063	1,386
AptarGroup, Inc.	34,002	3,931
Ashland Global Holdings, Inc.	32,034	2,452
Cabot Corp.	30,306	1,440
Carpenter Technology Corp.	25,382	1,263
The Chemours Co.	86,964	1,573
Commercial Metals Co.	63,108	1,405
Compass Minerals International, Inc.	18,022	1,099
Domtar Corp.	30,463	1,165
Eagle Materials, Inc.	22,143	2,007
Grief, Inc. - Class A	13,966	617
Ingevity Corp.*	22,246	1,944
Louisiana-Pacific Corp.	62,472	1,854
Minerals Technologies, Inc.	18,539	1,068
NewMarket Corp.	3,928	1,911
Olin Corp.	84,927	1,465
PolyOne Corp.	40,910	1,505
Reliance Steel & Aluminum Co.	35,454	4,246
Royal Gold, Inc.	34,887	4,265
RPM International, Inc.	68,975	5,295
The Scotts Miracle-Gro Co. - Class A	21,074	2,238
Sensient Technologies Corp.	22,509	1,488
Silgan Holdings, Inc.	41,241	1,282
Sonoco Products Co.	53,241	3,286
Steel Dynamics, Inc.	114,596	3,901
United States Steel Corp.	90,441	1,032
Valvoline, Inc.	100,205	2,145
Worthington Industries, Inc.	19,632	828

Total		58,091

Real Estate (10.8%)
Alexander & Baldwin, Inc.	36,127	757
American Campus Communities, Inc.	73,084	3,437
Brixmor Property Group, Inc.	158,420	3,423
Camden Property Trust	51,504	5,465

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
CoreCivic, Inc.	63,346	1,101
CoreSite Realty Corp.	20,045	2,247
Corporate Office Properties Trust	59,603	1,751
Cousins Properties, Inc.	78,061	3,216
CyrusOne, Inc.	60,210	3,940
Douglas Emmett, Inc.	87,670	3,849
EastGroup Properties, Inc.	20,430	2,710
EPR Properties	41,731	2,948
First Industrial Realty Trust, Inc.	67,524	2,803
The GEO Group, Inc.	64,505	1,071
Healthcare Realty Trust, Inc.	71,132	2,374
Highwoods Properties, Inc.	55,180	2,699
JBG SMITH Properties	62,780	2,504
Jones Lang LaSalle, Inc.	27,411	4,772
Kilroy Realty Corp.	51,875	4,352
Lamar Advertising Co. - Class A	45,748	4,083
Liberty Property Trust	83,917	5,039
Life Storage, Inc.	24,812	2,687
Mack-Cali Realty Corp.	48,165	1,114
Medical Properties Trust, Inc.	275,219	5,810
National Retail Properties, Inc.	91,292	4,895
OMEGA Healthcare Investors, Inc.	116,218	4,922
Park Hotels & Resorts, Inc.	127,327	3,294
Pebblebrook Hotel Trust	69,482	1,863
Potlatch Corp.	35,754	1,547
PS Business Parks, Inc.	10,653	1,756
Rayonier, Inc.	68,780	2,253
Sabra Health Care REIT, Inc.	103,026	2,199
Senior Housing Properties Trust	126,535	1,068
Service Properties Trust	87,530	2,130
Spirit Realty Capital, Inc.	53,045	2,609
Tanger Factory Outlet Centers, Inc.	49,409	728
Taubman Centers, Inc.	32,562	1,012
Urban Edge Properties	61,253	1,175
Weingarten Realty Investors	64,333	2,010

Total		107,613

Utilities (4.5%)
ALLETE, Inc.	27,481	2,231
Aqua America, Inc.	114,803	5,389
Black Hills Corp.	32,687	2,567

Common Stocks (97.7%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Hawaiian Electric Industries, Inc.	57,961	2,716
IDACORP, Inc.	26,806	2,863
MDU Resources Group, Inc.	106,581	3,167
National Fuel Gas Co.	45,915	2,137
New Jersey Resources Corp.	50,797	2,264
NorthWestern Corp.	26,832	1,923
OGE Energy Corp.	106,471	4,735
ONE Gas, Inc.	28,050	2,625
PNM Resources, Inc.	42,367	2,148
Southwest Gas Holdings, Inc.	29,055	2,207
Spire, Inc.	27,114	2,259
UGI Corp.	111,170	5,020

Total		44,251

Total Common Stocks (Cost: $733,186)		971,149

Short-Term Investments (2.0%)

Commercial Paper (1.5%)
Apple, Inc. 0.000%, 1/27/20 144A	1,500,000	1,498
The Coca-Cola Co. 0.000%, 2/3/20 144A	1,500,000	1,498
Exxon Mobil Corp. 0.000%, 1/17/20	1,500,000	1,499
Marriott International, Inc. 0.000%, 2/12/20 144A	1,500,000	1,496
Mondelez International, Inc. 0.000%, 1/8/20 144A	1,500,000	1,499
Pfizer, Inc. 0.000%, 3/5/20 144A	1,500,000	1,495
QUALCOMM, Inc. 0.000%, 2/4/20 144A	1,500,000	1,498
The Southern Co. 0.000%, 1/7/20 144A	1,500,000	1,500
Walgreens Boots Alliance, Inc. 0.000%, 1/7/20 144A	750,000	750
0.000%, 1/16/20 144A	750,000	749
The Walt Disney Co. 0.000%, 1/31/20 144A	1,500,000	1,498

Total		14,980

Short-Term Investments (2.0%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (0.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	2,673,272	2,673

Total		2,673

US Government & Agencies (0.2%)
Federal Home Loan Bank 0.000%, 2/10/20 ß	2,000,000	1,997

Total		1,997

Total Short-Term Investments
(Cost: $19,648)		19,650

Total Investments (99.7%)
(Cost: $752,834)@		990,799

Other Assets, Less
Liabilities (0.3%)		2,491

Net Assets (100.0%)		993,290

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
S&P 400 Mini Index Futures	Long	USD	10	95	3/20	$19,616	$156	$19
							$156	$19

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$19	$19	$–	$–	$–	$–

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $13,481 representing 1.4% of the net assets.

#	7-Day yield as of 12/31/2019.

ß

Cash or securities with an aggregate value of $1,997 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $753,226 and the net unrealized appreciation of investments based on that cost was $237,729 which is comprised of $293,084 aggregate gross unrealized appreciation and $55,355 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$971,149	$-	$-
Short-Term Investments
Money Market Funds	2,673	-	-
All Others	—	16,977	-
Other Financial Instruments^
Futures	156	-	-
Total Assets:	$973,978	$16,977	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current	Invest primarily in equity securities of mid-sized companies	$592 million
income is a secondary objective.	that are determined to be undervalued.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to or is higher than a level believed to more accurately reflect the fair value of the company.

MARKET OVERVIEW

Resilient U.S. economic growth and positive earnings fueled strong stock market performance during 2019, despite periods of volatility sparked by trade tensions and global economic uncertainty. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during the second half of 2019 in response to global economic risks, but central bank policymakers signaled a pause in interest rate reductions in the fourth quarter on improving economic data. Stocks advanced at the end of the year as news of a potential trade deal between the U.S. and China reduced trade-related uncertainty. Mid cap stocks as measured by the Russell family of U.S. indices outperformed small cap equities but underperformed large cap stocks. Value stocks underperformed growth for the period. All sectors of the Russell MidCap® Value Index had positive returns, led by Information Technology. Energy was the weakest performing sector.

PORTFOLIO RESULTS

The Portfolio returned 29.21% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell Midcap® Value Index (the “Index”), returned 27.06%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Mid Cap Value Funds peer group was 25.84%.

Outperformance relative to the Index was driven by stock selection, especially in the Health Care sector, where Zimmer Biomet Holdings was a top contributor. The medical device company reported better-than-expected revenues, margins and earnings. Stock selection among food products companies in the Consumer Staples sector also lifted relative performance.

Elsewhere in the Portfolio, semiconductor maker Applied Materials was a strong contributor. The company delivered solid financial results despite an uncertain global economic environment. While the portfolio managers trimmed the position following stock price appreciation, they continued to believe the company was well positioned, supported by greenfield investments and market share gains from its new tool offerings.

In contrast, stock selection in the Financials sector detracted from relative performance, due in part to an investment in ProAssurance. The stock of this property and casualty insurance company underperformed as investors moved away from the more defensive insurance industry and into banks and cyclical stocks. The portfolio managers added to the position as the stock’s valuation became more attractive. Elsewhere in the Portfolio, energy company EQT was a prominent detractor. Weak gas prices hurt the natural gas producer. The portfolio managers believed that if gas prices remained low, the company’s free cash flow would be significantly impaired, and as a result, they exited the position in EQT as they identified more attractive investment opportunities elsewhere.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We seek to invest in companies where we believe valuations do not reflect the quality and normal earnings power of the company. Our investment process is based on individual security selection, but broad themes have emerged.

We have identified select opportunities in the Industrials sector as companies have underperformed due to concerns around tariffs, input cost pressure and operational execution. While the Portfolio is overweight in Industrials, we have avoided names that we believe are lower quality. We have positioned the Portfolio with a notable overweight to the Health

Mid Cap Value Portfolio (unaudited)

Care sector, where we see attractive opportunities due to increased political rhetoric as well as company-specific issues. The vast majority of our Health Care holdings are in the health care providers and services and health care equipment and supplies industries. Our research indicates that Real Estate stocks remain expensive relative to their historical valuation and as compared to other areas of the equity market. Therefore, we hold a limited number of higher quality Real Estate stocks that offer compelling valuations. In addition, we maintain an underweight in Communication Services holdings as metrics show that valuations throughout the sector are unattractive.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	29.21%	8.89%	12.45%
Russell MidCap® Value Index	27.06%	7.62%	12.41%
Lipper® Variable Insurance Products
(VIP) Mid Cap Value Funds Average	25.84%	6.76%	10.95%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
iShares Russell Midcap Value Index Fund	3.1%
Zimmer Biomet Holdings, Inc.	2.9%
Truist Financial Corp.	2.5%
Northern Trust Corp.	2.5%
Xcel Energy, Inc.	1.9%
Weyerhaeuser Co.	1.9%
Emerson Electric Co.	1.9%
Hubbell, Inc.	1.6%
Comerica, Inc.	1.6%
Quest Diagnostics, Inc.	1.6%

Mid Cap Value Portfolio (unaudited)

Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	21.3%
Industrials	16.5%
Health Care	11.3%
Utilities	9.8%
Consumer Discretionary	8.9%
Real Estate	5.8%
Consumer Staples	5.7%
Information Technology	5.2%
Energy	4.8%
Materials	4.6%
Investment Companies	3.1%
Short-Term Investments & Other Net Assets	2.3%
Communication Services	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (94.6%)	Shares/ Par+	Value $ (000’s)

Communication Services (0.7%)
Rogers Communications, Inc.	78,985	3,922

Total		3,922

Consumer Discretionary (8.9%)
Advance Auto Parts, Inc.	50,583	8,101
Aptiv PLC	28,978	2,752
BorgWarner, Inc.	114,199	4,954
Carnival Corp.	114,516	5,821
Genuine Parts Co.	66,367	7,050
Honda Motor Co., Ltd., ADR	196,076	5,551
PulteGroup, Inc.	124,920	4,847
Sodexo SA	45,556	5,399
Target Corp.	34,565	4,431
Thor Industries, Inc.	50,986	3,788

Total		52,694

Consumer Staples (5.7%)
Conagra Brands, Inc.	196,093	6,714
The J.M. Smucker Co.	39,224	4,084
Kellogg Co.	47,240	3,267
Kimberly-Clark Corp.	38,247	5,261
Koninklijke Ahold Delhaize NV	251,149	6,281
Mondelez International, Inc.	59,371	3,270
Sysco Corp.	59,339	5,076

Total		33,953

Energy (4.8%)
Baker Hughes	234,027	5,998
ConocoPhillips	127,285	8,277
Exxon Mobil Corp.	125,324	3,315
Noble Energy, Inc.	208,250	5,173
Schlumberger, Ltd.	148,367	5,965

Total		28,728

Financials (21.3%)
AFLAC, Inc.	87,652	4,637
Ameriprise Financial, Inc.	54,931	9,150
Arthur J. Gallagher & Co.	16,669	1,587
Brown & Brown, Inc.	70,412	2,780
Capitol Federal
Financial, Inc.	362,422	4,976
Chubb, Ltd.	58,097	9,043
Comerica, Inc.	129,286	9,276
Commerce Bancshares, Inc.	104,219	7,081
First Hawaiian, Inc.	267,924	7,729
Globe Life, Inc.	21,773	2,292
M&T Bank Corp.	43,515	7,387
Northern Trust Corp.	136,352	14,486
ProAssurance Corp.	149,827	5,415

Common Stocks (94.6%)	Shares/ Par+	Value $ (000’s)

Financials continued
Prosperity Bancshares, Inc.	41,378	2,975
Reinsurance Group of America, Inc.	42,887	6,993
State Street Corp.	76,387	6,042
The Travelers Cos., Inc.	13,871	1,900
Truist Financial Corp.	259,798	14,632
UMB Financial Corp.	58,116	3,989
Westamerica Bancorporation	51,763	3,508

Total		125,878

Health Care (11.3%)
Cardinal Health, Inc.	142,575	7,211
Cerner Corp.	88,953	6,528
Henry Schein, Inc. *	77,245	5,154
Hologic, Inc. *	93,447	4,879
McKesson Corp.	47,372	6,553
Quest Diagnostics, Inc.	85,868	9,170
Siemens Healthineers AG	83,726	4,020
Universal Health Services, Inc. - Class B	42,685	6,124
Zimmer Biomet Holdings, Inc.	114,584	17,151

Total		66,790

Industrials (16.5%)
BAE Systems PLC	607,639	4,546
Cummins, Inc.	35,286	6,315
Eaton Corp. PLC	47,702	4,518
Emerson Electric Co.	143,685	10,958
Heartland Express, Inc.	267,098	5,623
Hubbell, Inc.	65,569	9,692
IMI, PLC	359,938	5,621
Johnson Controls International PLC	209,614	8,533
MSC Industrial Direct Co., Inc. - Class A	75,862	5,953
nVent Electric PLC	343,002	8,774
PACCAR, Inc.	69,065	5,463
Republic Services, Inc.	55,575	4,981
Schneider Electric SE	31,663	3,250
Southwest Airlines Co.	165,493	8,933
Textron, Inc.	98,419	4,390

Total		97,550

Information Technology (5.2%)
Applied Materials, Inc.	130,531	7,968
HP, Inc.	211,004	4,336
Maxim Integrated Products, Inc.	121,276	7,460
Microchip Technology, Inc.	47,396	4,963

Common Stocks (94.6%)	Shares/ Par+	Value $ (000’s)
Information Technology continued
TE Connectivity, Ltd.	61,934	5,936

Total		30,663

Materials (4.6%)
Graphic Packaging Holding Co.	179,186	2,984
Mondi PLC	253,789	5,959
Orkla ASA	615,794	6,241
Packaging Corp. of America	42,058	4,710
Sonoco Products Co.	67,615	4,173
WestRock Co.	75,749	3,250

Total		27,317

Real Estate (5.8%)
Empire State Realty Trust, Inc. - Class A	286,236	3,996
MGM Growth Properties LLC - Class A	209,009	6,473
Piedmont Office Realty Trust, Inc. - Class A	230,397	5,124
Welltower, Inc.	91,961	7,520
Weyerhaeuser Co.	364,433	11,006

Total		34,119

Utilities (9.8%)
Ameren Corp.	72,761	5,588
Atmos Energy Corp.	46,713	5,225
Edison International	110,499	8,333
Eversource Energy	51,028	4,341
NorthWestern Corp.	85,691	6,141
Pinnacle West Capital Corp.	84,751	7,622
Spire, Inc.	72,402	6,032
WEC Energy Group, Inc.	36,986	3,411
Xcel Energy, Inc.	180,190	11,440

Total		58,133

Total Common Stocks
(Cost: $484,433)		559,747

Investment Companies (3.1%)

Investment Companies (3.1%)
iShares Russell Midcap Value Index Fund	193,308	18,319

Total		18,319

Total Investment Companies
(Cost: $16,905)		18,319

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

Short-Term Investments (1.9%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (1.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540% #	11,277,788	11,278

Total		11,278

Total Short-Term Investments
(Cost: $11,278)		11,278

Total Investments (99.6%)
(Cost: $512,616)@		589,344

Other Assets, Less
Liabilities (0.4%)		2,170

Net Assets (100.0%)		591,514

Over the Counter Derivatives Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services	CAD	8,047	6,199	3/20	$—		$(79)		$(79)
Buy	Morgan Stanley Capital Services	EUR	423	478	3/20	5		—		5
Sell	Morgan Stanley Capital Services	EUR	14,954	16,866	3/20	—		(84)		(84)
Sell	Morgan Stanley Capital Services	GBP	10,300	13,676	3/20	110		—		110
Buy	Morgan Stanley Capital Services	JPY	13,916	129	3/20	—		—	p	—	p
Sell	Morgan Stanley Capital Services	JPY	375,868	3,476	3/20	—		(25)		(25)
Buy	Goldman Sachs International	NOK	1,199	136	3/20	—	p	—		—	p
Sell	Goldman Sachs International	NOK	48,374	5,511	3/20	—		(136)		(136)
						$115		$(324)		$(209)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter	$115	—	$115	$(324)	—	—	$(324)
Derivatives

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $519,051 and the net unrealized appreciation of investments based on that cost was $70,084 which is comprised of $83,186 aggregate gross unrealized appreciation and $13,102 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1—Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Health Care	$62,770	$4,020	$-
Materials	21,076	6,241	-
All Others	465,640	-	-
Investment Companies	18,319	-	-
Short-Term Investments	11,278	-	-
Other Financial Instruments^
Forward Currency Contracts	-	115	-
Total Assets:	$579,083	$10,376	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(324)	-
Total Liabilities:	$-	$(324)	$-
^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$672 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted positive results during the twelve-month period ended December 31, 2019. During the period, U.S. equities rose with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. Trade relations between the U.S. and China were volatile in the absence of meaningful compromises on key structural issues. The U.S. Federal Reserve (the “Fed”) lowered its benchmark interest rate in July and September by a combined 0.50% to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. U.S. equities surged in the fourth quarter of 2019 as stocks benefited from waning recession fears, accommodative Fed policies, including another 0.25% rate cut in October, and improved U.S.-China trade sentiment in December.

Returns during the period varied by market cap. Small and mid cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, underperformed large cap stocks, as measured by the S&P 500® Index.

PORTFOLIO RESULTS

The Portfolio returned 35.69% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned 28.48%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Small Cap Growth Funds peer group was 29.85%.

Stock selection in the Consumer Discretionary, Industrials and Information Technology sectors drove outperformance. However, security selection in the Communication Services and Real Estate sectors partially offset this contribution to relative returns. Sector allocation, a residual of the Portfolio’s bottom up stock selection process, and particularly exposure to cash during a period of equity market strength, weighed on returns. Underweight exposure in Communication Services and overweight positioning in Information Technology contributed to outperformance.

Top individual contributors to relative performance included the Portfolio’s overweight positions in Kodiak Sciences and Insulet in the Health Care sector, as well as TopBuild in the Consumer Discretionary sector. Shares of Kodiak Sciences, a U.S.-based biopharmaceutical company, surged towards the end of the period after the company announced a public offering of six million shares of common stock. Shares of Insulet, a U.S.-based medical device company, rose on stronger-than-expected third quarter results which beat consensus estimates. The portfolio manager eliminated the position in Insulet from the Portfolio during the period. Topbuild, a U.S.-based installer and distributor of insulation products, rose on strong earnings and an increased revenue forecast.

Top detractors from relative performance included the Portfolio’s overweight positions in Merit Medical Systems in the Health Care sector and 2U in the Information Technology sector. Shares of Merit Medical Systems, a U.S.-based manufacturer of products used in diagnostic and interventional cardiology and radiology procedures, declined during the period primarily due to disappointing second quarter results. The portfolio manager eliminated the position from the Portfolio. Shares of 2U, a U.S.-based online educational services company, were driven lower during the period on expectations of sharply higher losses. The portfolio manager eliminated the position from the Portfolio. Not owning Arrowhead Pharmaceuticals in the Health Care sector also detracted from relative performance as the U.S.-based pharmaceuticals company performed well during the period.

Small Cap Growth Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

We believe that many of the constructive fundamental drivers of U.S. economic growth present in 2019 will persist in 2020. Fed action is likely to be more gradual, as inflation is currently at targeted levels. Reduced Fed action could result in less volatility for the U.S. dollar. Trade negotiations between the U.S. and China will remain vitally important to markets. The outcome of the U.S. election could warrant future action in the Portfolio, and given the wide range of possible outcomes, we will continue to monitor political developments.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	35.69%	10.41%	12.71%
Russell 2000® Growth Index	28.48%	9.34%	13.01%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	29.85%	10.02%	13.07%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds (“ETFs”) for cash management purposes. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in an equity security. The market prices of ETFs may trade at a premium or discount to their net asset value and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
iShares Russell 2000 Growth Index Fund	2.7%
Science Applications International Corp.	1.3%
Five9, Inc.	1.3%
Omnicell, Inc.	1.2%
Steven Madden, Ltd.	1.2%
Performance Food Group Co.	1.2%
ASGN, Inc.	1.2%
John Bean Technologies Corp.	1.1%
Wolverine World Wide, Inc.	1.1%
TopBuild Corp.	1.1%

Small Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/19

Sector	% of Net Assets
Health Care	28.4%
Industrials	18.2%
Information Technology	16.6%
Consumer Discretionary	13.3%
Financials	7.5%
Consumer Staples	4.0%
Materials	3.5%
Investment Companies	2.7%
Real Estate	2.7%
Short-Term Investments & Other Net Assets	1.3%
Communication Services	1.2%
Energy	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (96.0%)	Shares/ Par+	Value $ (000’s)

Communication Services (1.2%)
Bandwidth, Inc.*	8,100	519
Cardlytics, Inc.*	56,579	3,556
CarGurus, Inc.*	76,176	2,680
ORBCOMM, Inc.*	286,130	1,205

Total		7,960

Consumer Discretionary (13.3%)
American Eagle Outfitters, Inc.	282,648	4,155
American Outdoor Brands Corp.*	319,929	2,969
Caleres, Inc.	222,838	5,292
Carter’s, Inc.	41,312	4,517
Core-Mark Holding Co., Inc.	62,329	1,695
Dunkin’ Brands Group, Inc.	47,200	3,566
Floor & Décor Holdings, Inc.*	89,139	4,529
Foot Locker, Inc.	91,230	3,557
Marriott Vacations Worldwide Corp.	44,942	5,787
Nordstrom, Inc.	82,214	3,365
Oxford Industries, Inc.	71,839	5,418
Steven Madden, Ltd.	192,732	8,289
Thor Industries, Inc.	70,416	5,231
TopBuild Corp.*	71,245	7,344
Urban Outfitters, Inc.*	109,664	3,045
Visteon Corp.*	32,609	2,824
Wingstop, Inc.	61,240	5,281
Wolverine World Wide, Inc.	223,812	7,551
YETI Holdings, Inc.*	142,947	4,972

Total		89,387

Consumer Staples (4.0%)
B&G Foods, Inc.	110,599	1,983
BellRing Brands, Inc.*	128,881	2,744
Casey’s General Stores, Inc.	13,723	2,182
Freshpet, Inc.*	79,102	4,674
Hostess Brands, Inc.*	355,219	5,165
Performance Food Group Co.*	155,403	8,000
Post Holdings, Inc.*	20,033	2,186

Total		26,934

Energy (0.6%)
Kosmos Energy, Ltd.	436,197	2,486
PDC Energy, Inc.*	64,265	1,682

Total		4,168

Financials (7.5%)
Blucora, Inc.*	119,887	3,134
Evercore, Inc. - Class A	54,371	4,065
First Busey Corp.	104,637	2,877
First Hawaiian, Inc.	125,849	3,631

Common Stocks (96.0%)	Shares/ Par+	Value $ (000’s)

Financials continued
James River Group Holdings, Ltd.	119,989	4,945
Kemper Corp.	53,134	4,118
MGIC Investment Corp.	408,023	5,782
OneMain Holdings, Inc.	83,785	3,531
Seacoast Banking Corp. of Florida*	109,390	3,344
SLM Corp.	471,110	4,198
Sterling Bancorp	215,806	4,549
Triumph Bancorp, Inc.*	100,234	3,811
Western Alliance Bancorporation	47,145	2,687

Total		50,672

Health Care (28.4%)
Abeona Therapeutics, Inc.*	106,156	347
Acadia Pharmaceuticals, Inc.*	58,299	2,494
Acceleron Pharma, Inc.*	67,566	3,582
Addus HomeCare Corp.*	33,817	3,288
Aerie Pharmaceuticals, Inc.*	67,607	1,634
Aimmune Therapeutics, Inc.*	82,236	2,752
Allakos, Inc.*	33,721	3,216
Apellis Pharmaceuticals, Inc.*	135,551	4,151
Arena Pharmaceuticals, Inc.*	92,202	4,188
AtriCure, Inc.*	125,132	4,068
Biohaven Pharmaceutical Holding Co., Ltd.*	56,041	3,051
Blueprint Medicines Corp.*	66,420	5,321
Cardiovascular Systems, Inc.*	82,922	4,029
Catalent, Inc.*	55,956	3,150
Constellation Pharmaceuticals, Inc.*	55,226	2,602
G1 Therapeutics, Inc.*	60,936	1,611
Global Blood Therapeutics, Inc.*	53,726	4,271
Globus Medical, Inc. - Class A*	122,262	7,199
Haemonetics Corp.*	52,679	6,053
Heron Therapeutics, Inc.*	161,710	3,800
HMS Holdings Corp.*	184,865	5,472
ICU Medical, Inc.*	7,660	1,433

Common Stocks (96.0%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Integer Holdings Corp.*	65,215	5,245
Integra LifeSciences Holdings Corp.*	81,722	4,763
Intercept Pharmaceuticals, Inc.*	36,300	4,498
Intersect ENT, Inc.*	89,466	2,228
Iovance Biotherapeutics, Inc.*	145,744	4,034
iRhythm Technologies, Inc.*	35,138	2,393
Karyopharm Therapeutics, Inc.*	59,046	1,132
Kodiak Sciences, Inc.*	62,948	4,529
LHC Group, Inc.*	39,988	5,509
Ligand Pharmaceuticals, Inc. - Class B*	20,922	2,182
Madrigal Pharmaceuticals, Inc.*	20,422	1,861
Mirati Therapeutics, Inc.*	26,467	3,410
MyoKardia, Inc.*	75,832	5,527
Nanostring Technologies, Inc.*	92,851	2,583
NuVasive, Inc.*	37,507	2,901
Omnicell, Inc.*	101,734	8,314
OraSure Technologies, Inc.*	176,813	1,420
Portola Pharmaceuticals, Inc.*	85,189	2,034
Principia Biopharma, Inc.*	77,770	4,260
The Providence Service Corp.*	36,850	2,181
R1 RCM, Inc.*	396,355	5,145
Radius Health, Inc.*	91,134	1,837
Reata Pharmaceuticals, Inc.*	17,665	3,611
REGENXBIO, Inc.*	45,353	1,858
Repligen Corp.*	25,044	2,317
Revance Therapeutics, Inc.*	124,428	2,019
Rhythm Pharmaceuticals, Inc.*	113,662	2,610
Spectrum Pharmaceuticals, Inc.*	146,909	535
Syneos Health, Inc.*	68,827	4,093
Tandem Diabetes Care, Inc.*	68,418	4,078

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Common Stocks (96.0%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Teladoc, Inc.*	54,778	4,586
Theravance Biopharma, Inc.*	64,188	1,662
Ultragenyx Pharmaceutical, Inc.*	68,447	2,923
US Physical Therapy, Inc.	20,630	2,359
Y-mAbs Therapeutics, Inc.*	70,033	2,188

Total		190,537

Industrials (18.2%)
Aerojet Rocketdyne Holdings, Inc.*	131,786	6,017
Altra Industrial Motion Corp.	135,333	4,900
American Woodmark Corp.*	33,576	3,509
Applied Industrial Technologies, Inc.	96,978	6,467
Armstrong World Industries, Inc.	33,671	3,164
ASGN, Inc.*	109,432	7,766
Axon Enterprise, Inc.*	58,018	4,252
AZZ, Inc.	62,408	2,868
Clean Harbors, Inc.*	63,498	5,445
Curtiss-Wright Corp.	38,557	5,432
EnerSys	68,816	5,149
Exponent, Inc.	90,579	6,251
Generac Holdings, Inc.*	70,364	7,078
Huron Consulting Group, Inc.*	41,758	2,870
Insperity, Inc.	56,042	4,822
ITT, Inc.	88,739	6,559
John Bean Technologies Corp.	68,160	7,679
Marten Transport, Ltd.	115,472	2,481
Mercury Systems, Inc.*	52,185	3,606
MSA Safety, Inc.	43,240	5,464
Patrick Industries, Inc.	96,446	5,057
Rexnord Corp.*	146,833	4,790
SPX Corp.*	97,871	4,980
SPX Flow, Inc.*	76,114	3,720
Viad Corp.	25,292	1,707

Total		122,033

Information Technology (16.6%)
8x8, Inc.*	147,109	2,692
Blackbaud, Inc.	74,544	5,934
CACI International, Inc. - Class A*	20,832	5,208
Cohu, Inc.	184,430	4,214
CTS Corp.	116,745	3,504
Entegris, Inc.	118,973	5,959
Everbridge, Inc.*	58,746	4,587
Five9, Inc.*	128,906	8,454
ForeScout Technologies, Inc.*	90,588	2,971

Common Stocks (96.0%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
FormFactor, Inc.*	237,342	6,164
Instructure, Inc.*	46,182	2,226
Itron, Inc.*	80,572	6,764
LiveRamp Holdings, Inc.*	67,325	3,236
Lumentum Holdings, Inc.*	71,706	5,686
Onto Innovation, Inc.*	69,191	2,528
Paylocity Holding Corp.*	40,993	4,953
Pegasystems, Inc.	50,490	4,022
PROS Holdings, Inc.*	62,211	3,728
Pure Storage, Inc.*	170,798	2,922
Q2 Holdings, Inc.*	42,256	3,426
Rapid7, Inc.*	72,458	4,059
Rogers Corp.*	24,870	3,102
SailPoint Technologies Holdings, Inc.*	102,462	2,418
Science Applications International Corp.	101,674	8,848
SVMK, Inc.*	212,827	3,803

Total		111,408

Materials (3.5%)
Boise Cascade Co.	104,908	3,832
Graphic Packaging Holding Co.	288,170	4,798
Ingevity Corp.*	56,380	4,926
Livent Corp.*	299,838	2,564
Louisiana-Pacific Corp.	107,595	3,192
PolyOne Corp.	121,786	4,481

Total		23,793

Real Estate (2.7%)
Columbia Property Trust, Inc.	138,303	2,892
CoreSite Realty Corp.	28,447	3,189
Corporate Office Properties Trust	105,402	3,097
Independence Realty Trust, Inc.	68,600	966
Pebblebrook Hotel Trust	111,196	2,981
PS Business Parks, Inc.	28,688	4,730

Total		17,855

Total Common Stocks (Cost: $502,278)		644,747

Investment Companies (2.7%)

Investment Companies (2.7%)
iShares Russell 2000 Growth Index Fund	85,968	18,416

Total		18,416

Total Investment Companies
(Cost: $15,785)		18,416

Short-Term Investments (1.0%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (1.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	6,508,474	6,508

Total		6,508

Total Short-Term Investments
(Cost: $6,508)		6,508

Total Investments (99.7%)
(Cost: $524,571)@		669,671

Other Assets, Less
Liabilities (0.3%)		2,199

Net Assets (100.0%)		671,870

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $524,841 and the net unrealized appreciation of investments based on that cost was $144,830 which is comprised of $168,801 aggregate gross unrealized appreciation and $23,971 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$644,747	$-	$-
Investment Companies	18,416	-	-
Short-Term Investments	6,508	-	-
Total Assets:	$669,671	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$290 million

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained sharply during the reporting period, accelerating to record highs by the end of 2019. The markets’ strong performance was driven in part by solid domestic economic growth amid rising wages, historically low unemployment and strong consumer spending. Diminishing concerns about the state of the global economy and trade landscape also bolstered equities, as progress was made on trade agreements between the U.S. and China and between the U.S. and its North American trade partners. Equity markets got a substantial boost from a more accommodative interest rate policy, as the U.S. Federal Reserve cut interest rates three times during the second half of 2019, the first decrease in more than a decade.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 31.49%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 22.78% and 26.20%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 8.72%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 14.32%.

PORTFOLIO RESULTS

The Index 600 Stock Portfolio returned 22.44% for the twelve months ending December 31, 2019, trailing the S&P 600® Index, which increased by 22.78%. Portfolio performance lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with stock index futures contracts. (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Small Cap Core Funds peer group was 23.79%. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Ten of the Portfolio’s eleven sectors advanced amid an uncertain global economic environment, although U.S. economic growth remained steady. The Industrials sector was the leading contributor to the Portfolio’s return, particularly the machinery industry. Machinery stocks benefited from demand growth for transportation technologies, such as those used by aviation companies, as well as from higher sales of equipment to control water safety and efficiency. An improving outlook for the easing of trade tensions between the U.S. and China, which generally bolstered equities, also supported the sector’s gains.

The Information Technology sector, which depends heavily on sales to China, was also a key contributor that benefited from favorable trade developments. Semiconductor and semiconductor equipment stocks advanced on increased demand for smart-energy technology amid rising adoption of electric cars and other environmentally-friendly energy products. The expansion of new technologies, such as 5G telecommunications networks, also bolstered the industry’s gains.

The Financials sector was another notable Portfolio contributor. Banks’ profit growth was supported by several years of rising interest rates, before the Fed’s interest rate cuts during the second half of 2019. Smaller regional banks also advanced amid industry merger and acquisition activity, which reached its highest level in 20 years. Consumer Discretionary stocks contributed meaningfully, benefiting from strong consumer spending amid historically low unemployment and rising wages.

Index 600 Stock Portfolio (unaudited)

In contrast, Energy, the only sector to post negative returns, detracted modestly from the Portfolio’s return amid volatile prices of both oil and natural gas as global production continued to increase, leading to oversupply concerns.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Index 600 Stock Portfolio	22.44%	9.21%	12.97%
S&P SmallCap 600® Index	22.78%	9.55%	13.34%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	23.79%	7.13%	11.13%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as swap agreements and, to a lesser extent, futures contracts, for cash management purposes and to help achieve-full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
iShares Core S&P Small-Cap ETF	1.7%
The Medicines Co.	0.8%
Darling Ingredients, Inc.	0.6%
LHC Group, Inc.	0.5%
Glacier Bancorp, Inc.	0.5%
Community Bank System, Inc.	0.4%
Exponent, Inc.	0.4%
John Bean Technologies Corp.	0.4%
TopBuild Corp.	0.4%
Strategic Education, Inc.	0.4%

Index 600 Stock Portfolio (unaudited)

  Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	16.5%
Industrials	16.5%
Information Technology	13.0%
Consumer Discretionary	12.7%
Health Care	11.5%
Real Estate	6.9%
Materials	4.6%
Short-Term Investments & Other Net Assets	4.6%
Consumer Staples	4.0%
Energy	4.0%
Utilities	2.0%
Communication Services	2.0%
Investment Companies	1.7%

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.0%)
ATN International, Inc.	3,789	210
Care.com, Inc.*	9,815	147
Cincinnati Bell, Inc.*	17,562	184
Cogent Communications Holdings, Inc.	14,518	955
Consolidated Communications Holdings, Inc.	25,104	97
The E.W. Scripps Co. - Class A	18,981	298
Gannett Co., Inc.	42,800	273
Glu Mobile, Inc.*	40,115	243
Iridium Communications, Inc.*	33,789	833
The Marcus Corp.	8,007	254
QuinStreet, Inc.*	16,058	246
Scholastic Corp.	10,706	412
Shenandoah Telecommunications Co.	16,324	679
Spok Holdings, Inc.	6,107	75
TechTarget, Inc.*	7,994	209
Vonage Holdings Corp.*	79,438	589

Total		5,704

Consumer Discretionary (12.7%)
Abercrombie & Fitch Co. - Class A	21,859	378
American Axle & Manufacturing Holdings, Inc.*	39,176	422
American Public Education, Inc.*	5,363	147
Asbury Automotive Group, Inc.*	6,739	753
Barnes & Noble Education, Inc.*	13,458	57
Big Lots, Inc.	13,590	390
BJ’s Restaurants, Inc.	6,675	253
Bloomin’ Brands, Inc.	30,256	668
Boot Barn Holdings, Inc.*	9,949	443
The Buckle, Inc.	9,944	269
Caleres, Inc.	14,181	337
Callaway Golf Co.	32,778	695
The Cato Corp. - Class A	7,568	132
Cavco Industries, Inc.*	2,991	584
Century Communities, Inc.*	9,390	257
Chico’s FAS, Inc.	41,316	157
The Children’s Place, Inc.	5,423	339
Chuy’s Holdings, Inc.*	5,787	150

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Conn’s, Inc.*	6,644	82
Cooper Tire & Rubber Co.	17,479	503
Cooper-Standard Holding, Inc.*	5,865	194
Core-Mark Holding Co., Inc.	15,871	432
Crocs, Inc.*	23,895	1,001
Dave & Buster’s Entertainment, Inc.	10,739	431
Designer Brands, Inc.	19,218	302
DineEquity, Inc.	5,849	489
Dorman Products, Inc.*	10,161	769
El Pollo Loco Holdings, Inc.*	6,804	103
Ethan Allen Interiors, Inc.	8,520	162
Express, Inc.*	23,430	114
Fiesta Restaurant Group, Inc.*	7,465	74
Fossil Group, Inc.*	16,188	128
Fox Factory Holding Corp.*	13,418	933
GameStop Corp. - Class A	22,950	140
Garrett Motion, Inc.*	26,062	260
Genesco, Inc.*	4,963	238
Gentherm, Inc.*	11,404	506
G-III Apparel Group, Ltd.*	14,992	502
Group 1 Automotive, Inc.	6,096	610
Guess?, Inc.	14,861	333
Haverty Furniture Cos., Inc.	6,301	127
Hibbett Sports, Inc.*	6,141	172
Installed Building Products, Inc.*	7,423	511
iRobot Corp.*	9,847	499
J.C. Penney Co., Inc.*	104,769	117
Kontoor Brands, Inc.	16,264	683
La-Z-Boy, Inc.	16,156	509
LCI Industries	8,717	934
LGI Homes, Inc.*	6,955	491
Liquidity Services, Inc.*	9,377	56
Lithia Motors, Inc. - Class A	7,887	1,159
Lumber Liquidators Holdings, Inc.*	10,000	98
M.D.C. Holdings, Inc.	17,443	666
M/I Homes, Inc.*	9,802	386
MarineMax, Inc.*	7,473	125
Meritage Homes Corp.*	12,539	766

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
The Michaels Cos., Inc.*	26,586	215
Monarch Casino & Resort, Inc.*	4,157	202
Monro Muffler Brake, Inc.	11,589	906
Motorcar Parts of America, Inc.*	6,603	145
Movado Group, Inc.	5,717	124
Office Depot, Inc.	190,344	522
Oxford Industries, Inc.	5,933	447
Perdoceo Education Corp.*	24,513	451
PetMed Express, Inc.	7,027	165
Red Robin Gourmet Burgers, Inc.*	4,507	149
Regis Corp.*	8,420	150
Rent-A-Center, Inc.	17,164	495
Ruth’s Hospitality Group, Inc.	9,453	206
Shake Shack, Inc. - Class A*	10,816	644
Shoe Carnival, Inc.	3,114	116
Shutterstock, Inc.*	6,669	286
Signet Jewelers, Ltd.	18,233	396
Sleep Number Corp.*	9,901	488
Sonic Automotive, Inc. - Class A	8,451	262
Stamps.com, Inc.*	5,650	472
Standard Motor Products, Inc.	7,039	375
Steven Madden, Ltd.	26,948	1,159
Strategic Education, Inc.	7,651	1,216
Sturm, Ruger & Co., Inc.	5,786	272
Tailored Brands, Inc.	17,639	73
TopBuild Corp.*	11,824	1,219
Tupperware Brands Corp.	17,032	146
Unifi, Inc.*	5,089	129
Universal Electronics, Inc.*	4,851	254
Vera Bradley, Inc.*	8,169	96
Vista Outdoor, Inc.*	20,142	151
William Lyon Homes - Class A*	11,504	230
Wingstop, Inc.	10,259	885
Winnebago Industries, Inc.	11,733	622
Wolverine World Wide, Inc.	28,170	950
Zumiez, Inc.*	7,101	245

Total		36,899

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Consumer Staples (4.0%)
The Andersons, Inc.	11,355	287
Avon Products, Inc.	154,306	870
B&G Foods, Inc.	22,307	400
Calavo Growers, Inc.	5,699	516
Cal-Maine Foods, Inc.	10,549	451
Central Garden & Pet Co.*	3,416	106
Central Garden & Pet Co. - Class A*	13,995	411
The Chefs’ Warehouse, Inc.*	8,875	338
Coca-Cola Bottling Co. Consolidated	1,617	459
Darling Ingredients, Inc.*	57,022	1,601
Fresh Del Monte Produce, Inc.	10,551	369
Inter Parfums, Inc.	6,137	446
J & J Snack Foods Corp.	5,200	958
John B. Sanfilippo & Son, Inc.	3,062	280
Medifast, Inc.	4,046	443
MGP Ingredients, Inc.	4,626	224
National Beverage Corp.*	4,055	207
PriceSmart, Inc.	7,764	552
Seneca Foods Corp. - Class A*	2,383	97
SpartanNash Co.	12,660	180
United Natural Foods, Inc.*	18,572	163
Universal Corp.	8,639	493
USANA Health Sciences, Inc.*	4,372	344
Vector Group, Ltd.	40,152	538
WD-40 Co.	4,773	927

Total		11,660

Energy (4.0%)
Archrock, Inc.	44,446	446
Bonanza Creek Energy, Inc.*	6,469	151
Callon Petroleum Co.*	136,003	657
CONSOL Energy, Inc.*	9,021	131
Denbury Resources, Inc.*	171,616	242
Diamond Offshore Drilling, Inc.*	22,541	162
DMC Global, Inc.	5,101	229
Dril-Quip, Inc.*	12,602	591
ERA Group, Inc.*	6,896	70
Exterran Corp.*	9,800	77
Geospace Technologies Corp.*	4,748	80
Green Plains, Inc.	11,772	182
Gulfport Energy Corp.*	50,621	154
Helix Energy Solutions Group, Inc.*	49,240	474
HighPoint Resources Corp.*	37,956	64

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Energy continued
Jagged Peak Energy, Inc.*	20,814	177
KLX Energy Services Holdings, Inc.*	7,317	47
Laredo Petroleum, Inc.*	62,773	180
Matrix Service Co.*	9,461	216
McDermott International, Inc.*	63,330	43
Nabors Industries, Ltd.	117,720	339
Newpark Resources, Inc.*	31,248	196
Noble Corp. PLC*	86,799	106
Oasis Petroleum, Inc.*	100,724	328
Oceaneering International, Inc.*	34,458	514
Oil States International, Inc.*	21,074	344
Par Pacific Holdings, Inc.*	12,836	298
PDC Energy, Inc.*	20,512	537
Penn Virginia Corp.*	4,688	142
ProPetro Holding Corp.*	28,681	323
QEP Resources, Inc.	82,825	373
Range Resources Corp.	72,687	352
Renewable Energy Group, Inc.*	13,571	366
REX American Resources Corp.*	1,951	160
Ring Energy, Inc.*	20,785	55
RPC, Inc.	17,931	94
SEACOR Holdings, Inc.*	6,115	264
SM Energy Co.	36,951	415
Southwestern Energy Co.*	188,539	456
SRC Energy, Inc.*	84,837	349
Talos Energy, Inc.*	6,985	211
TETRA Technologies, Inc.*	43,726	86
US Silica Holdings, Inc.	25,624	158
Valaris PLC	68,922	452
Whiting Petroleum Corp.*	31,801	233

Total		11,524

Financials (16.5%)
Allegiance Bancshares, Inc.*	6,669	251
Ambac Financial Group, Inc.*	15,867	342
American Equity Investment Life Holding Co.	31,712	949
Ameris Bancorp	22,808	970
AMERISAFE, Inc.	6,722	444
Appollo Commercial Real Estate Finance, Inc.	49,735	910

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
ARMOUR Residential REIT, Inc.	20,512	367
Axos Financial, Inc.*	18,572	562
Banc of California, Inc.	15,626	268
Banner Corp.	12,981	735
Berkshire Hills Bancorp, Inc.	14,959	492
Blucora, Inc.*	17,047	446
Boston Private Financial Holdings, Inc.	28,994	349
Brookline Bancorp, Inc.	27,784	457
Cadence Bancorp	44,589	808
Capstead Mortgage Corp.	32,952	261
Central Pacific Financial Corp.	9,884	292
City Holding Co.	5,678	465
Columbia Banking System, Inc.	25,126	1,022
Community Bank System, Inc.	18,008	1,277
Customers Bancorp, Inc.*	10,036	239
CVB Financial Corp.	46,360	1,000
Dime Community Bancshares	10,741	224
Donnelley Financial Solutions, Inc.*	10,872	114
Eagle Bancorp, Inc.	11,698	569
eHealth, Inc.*	7,080	680
Employers Holdings, Inc.	11,081	463
Encore Capital Group, Inc.*	9,628	340
Enova International, Inc.*	11,762	283
EZCORP, Inc. - Class A*	18,309	125
FGL Holdings	45,552	485
First Bancorp	75,708	802
First Commonwealth Financial Corp.	34,244	497
First Financial Bancorp	34,616	881
First Midwest Bancorp, Inc.	38,304	883
Flagstar Bancorp, Inc.	12,007	459
Franklin Financial Network, Inc.	4,665	160
Glacier Bancorp, Inc.	29,862	1,373
Granite Point Mortgage Trust, Inc.	19,106	351
Great Western Bancorp, Inc.	19,604	681
Greenhill & Co., Inc.	5,184	89
Hanmi Financial Corp.	10,837	217
HCI Group, Inc.	2,234	102
Heritage Financial Corp. of Washington	12,754	361
HomeStreet, Inc.*	8,503	289
Hope Bancorp, Inc.	44,130	656

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
Horace Mann Educators Corp.	14,357	627
Independent Bank Corp.	11,973	997
INTL FCStone, Inc.*	5,674	277
Invesco Mortgage Capital, Inc.	49,739	828
James River Group Holdings, Ltd.	10,590	436
Kinsale Capital Group, Inc.	7,178	730
KKR Real Estate Finance Trust, Inc.	8,410	172
Meta Financial Group, Inc.	12,044	440
National Bank Holding Corp. - Class A	10,857	382
NBT Bancorp, Inc.	15,253	619
New York Mortgage Trust, Inc.	101,487	632
NMI Holdings, Inc. - Class A*	23,678	786
Northfield Bancorp, Inc.	15,073	256
Northwest Bancshares, Inc.	34,926	581
OFG Bancorp	17,885	422
Old National Bancorp	59,223	1,083
Opus Bank	7,525	195
Pacific Premier Bancorp, Inc.	20,677	674
PennyMac Mortgage Investment Trust	34,874	777
Piper Jaffray Cos., Inc.	5,001	400
PRA Group, Inc.*	15,817	574
Preferred Bank	4,739	285
ProAssurance Corp.	18,736	677
Provident Financial Services, Inc.	20,916	516
Ready Capital Corp.	12,280	189
Redwood Trust, Inc.	39,251	649
S&T Bancorp, Inc.	13,422	541
Safety Insurance Group, Inc.	5,090	471
Seacoast Banking Corp. of Florida*	17,932	548
ServisFirst Bancshares, Inc.	16,053	605
Simmons First National Corp. - Class A	39,695	1,063
Southside Bancshares, Inc.	11,056	411
The St. Joe Co.*	10,968	217
Stewart Information Services Corp.	8,257	337
Third Point Reinsurance, Ltd.*	27,895	293
Tompkins Financial Corp.	4,267	390
Triumph Bancorp, Inc.*	8,126	309
TrustCo Bank Corp.	33,757	293

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
United Community Banks, Inc.	27,510	850
United Fire Group, Inc.	7,411	324
United Insurance Holdings Corp.	7,228	91
Universal Insurance Holdings, Inc.	10,642	298
Veritex Holdings, Inc.	16,452	479
Virtus Investment Partners, Inc.	2,252	274
Waddell & Reed Financial, Inc. - Class A	24,494	410
Walker & Dunlop, Inc.	9,982	646
Westamerica Bancorporation	9,423	639
WisdomTree Investments, Inc.	41,087	199
World Acceptance Corp.*	1,930	167

Total		48,049

Health Care (11.5%)
Acorda Therapeutics, Inc.*	16,729	34
Addus HomeCare Corp.*	4,715	458
Akorn, Inc.*	32,953	49
AMAG Pharmaceuticals, Inc.*	11,813	144
AMN Healthcare Services, Inc.*	16,270	1,014
Amphastar Pharmaceuticals, Inc.*	11,935	230
AngioDynamics, Inc.*	13,103	210
ANI Pharmaceuticals, Inc.*	3,240	200
Anika Therapeutics, Inc.*	4,970	258
BioTelemetry, Inc.*	11,839	548
Cardiovascular Systems, Inc.*	12,260	596
Community Health Systems, Inc.*	41,046	119
Computer Programs and Systems, Inc.	4,350	115
CONMED Corp.	9,885	1,105
Corcept Therapeutics, Inc.*	35,824	433
CorVel Corp.*	3,120	273
Covetrus, Inc.*	33,976	448
Cross Country Healthcare, Inc.*	12,845	149
CryoLife, Inc.*	13,063	354
Cutera, Inc.*	4,957	178
Cytokinetics, Inc.*	20,579	218
Diplomat Pharmacy, Inc.*	20,111	80

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Eagle Pharmaceuticals, Inc.*	3,524	212
Emergent Biosolutions, Inc.*	15,284	825
Enanta Pharmaceuticals, Inc.*	5,565	344
Endo International PLC*	70,299	330
Ensign Group, Inc.	17,468	793
Hanger, Inc.*	13,005	359
HealthStream, Inc.*	8,909	242
Heska Corp.*	2,454	235
HMS Holdings Corp.*	30,685	908
Innoviva, Inc.*	23,282	330
Inogen, Inc.*	6,360	435
Integer Holdings Corp.*	11,382	915
Invacare Corp.	11,729	106
Lannett Co., Inc.*	11,661	103
Lantheus Holdings, Inc.*	13,670	280
LeMaitre Vascular, Inc.	5,710	205
LHC Group, Inc.*	10,317	1,421
Luminex Corp.	14,594	338
Magellan Health, Inc.*	7,585	594
The Medicines Co.*	25,892	2,199
Medpace Holdings, Inc.*	9,538	802
Meridian Bioscience, Inc.	14,887	145
Merit Medical Systems, Inc.*	19,230	600
Mesa Laboratories, Inc.	1,399	349
Momenta Pharmaceuticals, Inc.*	39,530	780
Myriad Genetics, Inc.*	25,910	706
Natus Medical, Inc.*	11,874	392
Neogen Corp.*	18,259	1,192
NeoGenomics, Inc.*	36,366	1,064
NextGen Healthcare, Inc.*	16,865	271
Omnicell, Inc.*	14,607	1,194
OraSure Technologies, Inc.*	21,500	173
Orthofix Medical, Inc.*	6,637	307
Owens & Minor, Inc.	21,892	113
Pacira Biosciences, Inc.*	14,535	658
The Pennant Group, Inc.*	9,117	302
Phibro Animal Health Corp. - Class A	7,067	175
Progenics Pharmaceuticals, Inc.*	30,101	153
The Providence Service Corp.*	3,999	237
RadNet, Inc.*	14,533	295
REGENXBIO, Inc.*	10,917	447

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Select Medical Holdings Corp.*	37,429	874
Spectrum Pharmaceuticals, Inc.*	39,349	143
Supernus Pharmaceuticals, Inc.*	18,273	433
Surmodics, Inc.*	4,719	196
Tabula Rasa HealthCare, Inc.*	6,847	333
Tactile Systems Technology, Inc.*	6,628	447
Tivity Health, Inc.*	15,045	306
US Physical Therapy, Inc.	4,449	509
Vanda Pharmaceuticals, Inc.*	18,578	305
Varex Imaging Corp.*	13,365	398
Xencor, Inc.*	17,188	591

Total		33,277

Industrials (16.5%)
AAON, Inc.	14,154	699
AAR Corp.	11,449	516
ABM Industries, Inc.	23,133	872
Actuant Corp. - Class A	18,766	488
Aegion Corp.*	10,714	240
Aerojet Rocketdyne Holdings, Inc.*	25,216	1,151
Aerovironment, Inc.*	7,521	464
Alamo Group, Inc.	3,378	424
Albany International
Corp. - Class A	10,693	812
Allegiant Travel Co.	4,595	800
American Woodmark Corp.*	5,423	567
Apogee Enterprises, Inc.	9,249	301
Applied Industrial Technologies, Inc.	13,464	898
ArcBest Corp.	8,884	245
Arcosa, Inc.	16,855	751
Astec Industries, Inc.	7,853	330
Atlas Air Worldwide Holdings, Inc.*	9,011	248
AZZ, Inc.	9,109	419
Barnes Group, Inc.	16,604	1,029
Brady Corp. - Class A	17,334	993
Briggs & Stratton Corp.	14,798	99
Chart Industries, Inc.*	12,469	842
CIRCOR International, Inc.*	6,935	321
Comfort Systems USA, Inc.	12,775	637
Cubic Corp.	10,893	692
DXP Enterprises, Inc.*	5,579	222
Echo Global Logistics, Inc.*	9,507	197
Encore Wire Corp.	7,301	419

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Industrials continued
EnPro Industries, Inc.	7,239	484
ESCO Technologies, Inc.	9,049	837
Exponent, Inc.	18,052	1,246
Federal Signal Corp.	21,075	680
Forrester Research, Inc.*	3,697	154
Forward Air Corp.	9,813	686
Foundation Building Materials, Inc.*	6,015	116
Franklin Electric Co., Inc.	13,403	768
Gibraltar Industries, Inc.*	11,241	567
GMS, Inc.*	14,688	398
Granite Construction, Inc.	16,280	450
The Greenbrier Cos., Inc.	11,353	368
Griffon Corp.	14,836	302
Harsco Corp.*	27,380	630
Hawaiian Holdings, Inc.	16,228	475
Heartland Express, Inc.	16,284	343
Heidrick & Struggles International, Inc.	6,677	217
Hillenbrand, Inc.	25,813	860
Hub Group, Inc. - Class A*	11,625	596
Insteel Industries, Inc.	6,373	137
Interface, Inc.	20,348	338
John Bean Technologies Corp.	11,030	1,243
Kaman Corp.	9,704	640
Kelly Services, Inc. - Class A	11,559	261
Korn Ferry	19,267	817
Lindsay Corp.	3,766	362
Lydall, Inc.*	6,103	125
Marten Transport, Ltd.	13,525	291
Matson, Inc.	14,931	609
Matthews International Corp. - Class A	10,916	417
Mobile Mini, Inc.	15,368	583
Moog, Inc. - Class A	11,228	958
Mueller Industries, Inc.	19,837	630
MYR Group, Inc.*	5,799	189
National Presto Industries, Inc.	1,755	155
Park Aerospace Corp.	6,789	110
Patrick Industries, Inc.	7,781	408
PGT Innovations, Inc.*	20,343	303
Pitney Bowes, Inc.	59,507	240
Powell Industries, Inc.	3,068	150
Proto Labs, Inc.*	9,320	946
Quanex Building Products Corp.	11,551	197
Raven Industries, Inc.	12,455	429
Resources Connection, Inc.	10,486	171
RR Donnelley & Sons Co.	24,695	98

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Saia, Inc.*	9,034	841
Simpson Manufacturing Co., Inc.	14,050	1,127
SkyWest, Inc.	17,562	1,135
SPX Corp.*	15,376	782
SPX Flow, Inc.*	14,826	725
Standex International Corp.	4,341	344
Team, Inc.*	10,576	169
Tennant Co.	6,363	496
Titan International, Inc.	17,429	63
Triumph Group, Inc.	17,445	441
TrueBlue, Inc.*	13,568	326
UniFirst Corp.	5,330	1,077
Universal Forest Products, Inc.	21,383	1,020
US Ecology, Inc.	8,864	513
Veritiv Corp.*	4,430	87
Viad Corp.	7,080	478
Vicor Corp.*	6,386	298
Wabash National Corp.	18,841	277
Watts Water Technologies, Inc. - Class A	9,614	959

Total		47,818

Information Technology (13.0%)
3D Systems Corp.*	41,247	361
8x8, Inc.*	34,909	639
ADTRAN, Inc.	16,658	165
Advanced Energy Industries, Inc.*	13,343	950
Agilysys, Inc.*	7,087	180
Alarm.com Holdings, Inc.*	12,688	545
Anixter International, Inc.*	10,486	966
Applied Optoelectronics, Inc.*	6,657	79
Arlo Technologies, Inc.*	26,370	111
Axcelis Technologies, Inc.*	11,292	272
Badger Meter, Inc.	10,140	658
Bel Fuse, Inc. - Class B	3,528	72
Benchmark Electronics, Inc.	13,106	450
Bottomline Technologies, Inc.*	13,275	712
Brooks Automation, Inc.	25,182	1,057
CalAmp Corp.*	11,884	114
Cardtronics PLC*	12,584	562
CEVA, Inc.*	7,660	207
Cohu, Inc.	14,373	328
Comtech Telecommunications Corp.	8,495	302
CSG Systems International, Inc.	11,476	594

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
CTS Corp.	11,356	341
Daktronics, Inc.	13,052	79
Diebold, Inc.*	26,748	282
Digi International, Inc.*	9,862	175
Diodes, Inc.*	14,400	812
DSP Group, Inc.*	8,012	126
Ebix, Inc.	7,754	259
ePlus, Inc.*	4,704	397
EVERTEC, Inc.	20,794	708
Exlservice Holdings, Inc.*	11,876	825
Extreme Networks, Inc.*	42,343	312
Fabrinet*	12,888	836
FARO Technologies, Inc.*	6,062	305
FormFactor, Inc.*	26,367	685
Harmonic, Inc.*	31,467	245
Ichor Holdings, Ltd.*	7,835	261
Insight Enterprises, Inc.*	12,465	876
Itron, Inc.*	12,266	1,030
KEMET Corp.	20,234	547
Knowles Corp.*	29,973	634
Kulicke and Soffa Industries, Inc.	22,086	601
LivePerson, Inc.*	21,443	793
ManTech International Corp. - Class A	9,374	749
MaxLinear, Inc. - Class A*	22,684	481
Methode Electronics, Inc. - Class A	12,919	508
MicroStrategy, Inc. - Class A*	2,867	409
MTS Systems Corp.	6,200	298
NETGEAR, Inc.*	10,501	257
NIC, Inc.	23,324	521
OneSpan, Inc.*	11,342	194
Onto Innovation, Inc.*	17,088	624
OSI Systems, Inc.*	5,946	599
PDF Solutions, Inc.*	9,690	164
Perficient, Inc.*	11,359	523
Photronics, Inc.*	23,405	369
Plantronics, Inc.	11,400	312
Plexus Corp.*	10,163	782
Power Integrations, Inc.	10,248	1,014
Progress Software Corp.	15,599	648
Qualys, Inc.*	11,611	968
Rambus, Inc.*	38,834	535
Rogers Corp.*	6,469	807
Sanmina Corp.*	24,374	835
ScanSource, Inc.*	8,800	325
SMART Global Holdings, Inc.*	4,582	174
SPS Commerce, Inc.*	12,135	673
Sykes Enterprises, Inc.*	13,422	496
TiVo Corp.	44,111	374
TTEC Holdings, Inc.	6,153	244

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
TTM Technologies, Inc.*	34,172	514
Ultra Clean Holdings, Inc.*	13,865	325
Unisys Corp.*	18,038	214
Veeco Instruments, Inc.*	17,033	250
Viavi Solutions, Inc.*	80,038	1,201
Virtusa Corp.*	10,395	471
Xperi Corp.	17,256	319

Total		37,630

Materials (4.6%)
AdvanSix, Inc.*	9,722	194
AK Steel Holding Corp.*	110,222	363
American Vanguard Corp.	9,253	180
Balchem Corp.	11,205	1,139
Boise Cascade Co.	13,576	496
Century Aluminum Co.*	17,339	130
Clearwater Paper Corp.*	5,753	123
Cleveland-Cliffs, Inc.	94,072	790
Ferro Corp.*	28,550	423
FutureFuel Corp.	8,989	111
GCP Applied Technologies, Inc.*	18,735	425
H.B. Fuller Co.	17,757	916
Hawkins, Inc.	3,295	151
Haynes International, Inc.	4,359	156
Innophos Holdings, Inc.	6,859	219
Innospec, Inc.	8,532	883
Kaiser Aluminum Corp.	5,531	613
Koppers Holdings, Inc.*	7,209	276
Kraton Corp.*	11,043	280
Livent Corp.*	50,846	435
LSB Industries, Inc.*	7,619	32
Materion Corp.	7,107	422
Mercer International, Inc.	13,944	171
Myers Industries, Inc.	12,372	206
Neenah Paper, Inc.	5,857	412
Olympic Steel, Inc.	3,179	57
P.H. Glatfelter	15,385	282
Quaker Chemical Corp.	4,509	742
Rayonier Advanced Materials, Inc.	17,393	67
Schulman, Inc. - Contingent Value Rights*,Æ	8,527	4
Schweitzer-Mauduit International, Inc.	10,762	452
Stepan Co.	6,976	715
SunCoke Energy, Inc.	30,217	188
TimkenSteel Corp.*	13,894	109
Tredegar Corp.	8,596	192
Trinseo SA	13,647	508

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Materials continued
US Concrete, Inc.*	5,526	230
Warrior Met Coal, Inc.	17,789	376

Total		13,468

Real Estate (6.9%)
Acadia Realty Trust	30,285	785
Agree Realty Corp.	14,773	1,037
American Assets Trust, Inc.	16,707	767
Armada Hoffler Properties, Inc.	19,304	354
CareTrust REIT, Inc.	33,283	687
CBL & Associates Properties, Inc.	60,434	63
Cedar Realty Trust, Inc.	29,935	88
Chatham Lodging Trust	16,344	300
Community Healthcare Trust, Inc.	6,606	283
DiamondRock Hospitality Co.	69,730	773
Easterly Government Properties, Inc.	25,830	613
Essential Properties Realty Trust, Inc.	28,224	700
Four Corners Property Trust, Inc.	24,004	677
Franklin Street Properties Corp.	37,350	320
Getty Realty Corp.	11,911	391
Global Net Lease, Inc.	31,159	632
Hersha Hospitality Trust	12,507	182
Independence Realty Trust, Inc.	31,660	446
Industrial Logistics Properties Trust	22,703	509
Innovative Industrial Properties, Inc.	4,129	313
iStar, Inc.	20,570	298
Kite Realty Group Trust	29,250	571
Lexington Realty Trust	86,336	917
LTC Properties, Inc.	13,846	620
Marcus & Millichap, Inc.*	8,178	305
National Storage Affiliates Trust	20,665	695
Office Properties Income Trust	16,789	540
Pennsylvania Real Estate Investment Trust	20,810	111
RE/MAX Holdings, Inc. - Class A	6,212	239
Realogy Holdings Corp.	39,826	385
Retail Opportunity Investments Corp.	40,402	713
RPT Realty	27,996	421
Safehold, Inc.	4,327	174
Saul Centers, Inc.	4,103	216

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.7%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
Summit Hotel Properties, Inc.	36,630	452
Uniti Group, Inc.	67,320	553
Universal Health Realty Income Trust	4,408	517
Urstadt Biddle Properties, Inc. - Class A	10,412	259
Washington Prime Group, Inc.	64,994	237
Washington Real Estate Investment Trust	28,072	819
Whitestone REIT	14,153	193
Xenia Hotels & Resorts, Inc.	39,234	848

Total		20,003

Utilities (2.0%)
American States Water Co.	12,831	1,112
Avista Corp.	23,236	1,117
California Water Service Group	16,769	865
El Paso Electric Co.	14,188	963
Northwest Natural Holding Co.	10,601	782
South Jersey Industries, Inc.	32,181	1,061

Total		5,900

Total Common Stocks
(Cost: $232,458)		271,932

Investment Companies (1.7%)

Investment Companies (1.7%)
iShares Core S&P Small-Cap ETF	59,252	4,968

Total		4,968

Total Investment Companies
(Cost: $4,844)		4,968

Short-Term Investments (4.1%)

Commercial Paper (3.3%)
Apple, Inc. 0.000%, 1/9/20 144A	1,000,000	1,000
Exxon Mobil Corp. 0.000%, 1/17/20	500,000	500
General Mills, Inc. 0.000%, 1/6/20 144A	500,000	500
Marriott International, Inc. 0.000%, 1/6/20 144A	500,000	500
0.000%, 2/12/20 144A	500,000	498
Mondelez International, Inc. 0.000%, 1/8/20 144A	1,000,000	999

Short-Term Investments (4.1%)	Shares/ Par+	Value $ (000’s)

Commercial Paper continued
Pfizer, Inc. 0.000%, 1/23/20 144A	1,000,000	999
QUALCOMM, Inc. 0.000%, 2/4/20 144A	500,000	499
0.000%, 2/13/20 144A	500,000	499
Societe Generale SA 0.000%, 3/27/20 144A	500,000	498
The Southern Co. 0.000%, 1/7/20 144A	1,000,000	1,000
Walgreens Boots Alliance, Inc. 0.000%, 1/7/20 144A	500,000	500
0.000%, 3/3/20 144A	500,000	498
The Walt Disney Co. 0.000%, 1/23/20 144A	1,000,000	999

Total		9,489

Money Market Funds (0.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540% #	2,370,999	2,371

Total		2,371

Total Short-Term Investments
(Cost: $11,860)		11,860

Total Investments (99.5%)
(Cost: $249,162)@		288,760

Other Assets, Less
Liabilities (0.5%)		1,351

Net Assets (100.0%)		290,111

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Over the Counter Derivatives

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
S&P SmallCap 600 Index	JP Morgan	1-Month USD LIBOR + 22.0 basis points	S&P SmallCap 600 Index	5/20	11,709	$496	$496

						$496	$496

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	-	$496	$496	-	-	-	-

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $8,989 representing 3.1% of the net assets.

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $250,253 and the net unrealized appreciation of investments based on that cost was $39,003 which is comprised of $63,137 aggregate gross unrealized appreciation and $24,134 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks
Materials	$13,464	$-	$4
All Others	258,464	-	-
Investment Companies	4,968	-	-
Short-Term Investments
Money Market Funds	2,371	-	-
All Others	-	9,489	-
Other Financial Instruments^
Total Return Swaps	-	496	-
Total Assets:	$279,267	$9,985	$4

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$606 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

MARKET OVERVIEW

U.S. stocks surged in 2019, with several major indices hitting all-time highs in the second half of the year. The U.S. Federal Reserve’s decision to keep interest rates steady in the first half of the year and then reduce rates three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment throughout the year. Speculation arose numerous times during the year that the two countries were “close” to reaching an agreement, although occasional tensions seemed to reduce its likelihood. A preliminary “phase one” trade deal was finally agreed upon in December, supporting investor enthusiasm into the end of the year. As part of the agreement, the U.S. would lower or cancel the scheduled tariff rate on various Chinese goods. The agreement would also require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services and currency and foreign exchange”. Large cap shares outperformed their smaller peers, as measured by various Russell U.S. indices, and growth stocks soundly outperformed value across all market capitalizations.

PORTFOLIO RESULTS

The Portfolio returned 25.89% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 22.39%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Small Cap Value Funds peer group was 22.89%.

The Portfolio’s outperformance relative to the Index was primarily due to favorable stock selection. The Industrials sector was the leading contributor to relative results, driven by strong stock selection, such as Triumph Group, a global supplier of aerospace components and systems. The company is a rollup of several acquisitions, whose customers include aircraft manufactures and airlines. Large commercial aircraft account for just over half of sales, with business jets, regional jets, and military programs making up the balance of revenues. The portfolio manager believed the company’s turnaround efforts were gaining traction, as key divestitures and a new cost-savings plan marked progress in the transition from growth to execution.

Stock selection and an underweight allocation to the Energy sector also supported relative results, led by holdings in International Seaways and WPX Energy. The Communication Services sector boosted relative performance due to stock selection, driven by Cable One. Shares of the company rose on solid quarterly results and positive investor sentiment about the recent acquisitions of Clearwave Communications and Fidelity Communications, which are expected to generate significant synergies.

Conversely, the Information Technology sector weighed on relative performance, due to weak stock selection, in particular Littelfuse.

Stock selection in the Financials sector also hurt relative performance. Shares of Green Dot, the leading provider of general- purpose reloadable cards in the U.S., declined following a 20% cut to forward guidance in order to fund a marketing campaign for a new direct bank. Despite uncertainty regarding the outcome of the company’s entrance into this new business segment, the portfolio manager remained confident in Green Dot’s core business and believed that, with solid execution, it could become a substantially larger platform over time, growing with key digital partners including Apple Pay and Intuit.

Small Cap Value Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

For much of the past year, the trade war and a general focus on macroeconomic events, rather than company fundamentals, have been at work. In recent months, however, investors have proven more discriminatory by rewarding stocks that beat earnings and revenue expectations, while punishing those that missed. Despite this current respite from macroeconomic-driven sentiment, we expect volatility levels may wax and wane in the months and year ahead, and we will continue to take advantage of price dislocations where we find them. Our focus remains on long-term performance, and we believe a contrarian approach will ultimately best serve the interests of our shareholders.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	25.89%	8.96%	10.99%
Russell 2000® Value Index	22.39%	6.99%	10.56%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	22.89%	6.25%	10.13%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest a portion of its assets in other investment companies, including open-end and closed- end funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), and will bear its pro rata portion of such expenses. The market prices of ETFs, closed-end funds and BDCs may trade at a premium or discount to their net asset values and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio. BDCs in particular may be less liquid and more adversely affected by poor economic or market conditions.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Belden, Inc.	1.6%
Cable One, Inc.	1.5%
Home BancShares, Inc.	1.5%
Strategic Education, Inc.	1.4%
Littelfuse, Inc.	1.4%
Triumph Group, Inc.	1.2%
WSFS Financial Corp.	1.2%
FTI Consulting, Inc.	1.2%
Nomad Foods, Ltd.	1.2%
PNM Resources, Inc.	1.2%

Small Cap Value Portfolio (unaudited)

Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	28.0%
Industrials	14.0%
Real Estate	10.3%
Consumer Discretionary	9.2%
Information Technology	8.8%
Health Care	6.8%
Energy	6.2%
Utilities	5.7%
Materials	4.0%
Consumer Staples	2.7%
Communication Services	2.2%
Short-Term Investments & Other Net Assets	2.1%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.2%)
Cable One, Inc.	6,264	9,324
Rosetta Stone, Inc.*	118,180	2,144
Scholastic Corp.	52,058	2,001

Total		13,469

Consumer Discretionary (9.2%)
Aaron’s, Inc.	116,147	6,633
Cavco Industries, Inc.*	26,870	5,250
Dorman Products, Inc.*	54,030	4,091
Express, Inc.*	252,169	1,228
Garrett Motion, Inc.*	188,239	1,881
LCI Industries	34,626	3,710
Lumber Liquidators Holdings, Inc.*	77,864	761
Marriott Vacations Worldwide Corp.	22,805	2,936
Monro Muffler Brake, Inc.	35,514	2,777
Papa John’s International, Inc.	39,091	2,469
Pool Corp.	33,442	7,102
Red Robin Gourmet Burgers, Inc.*	40,376	1,333
Steven Madden, Ltd.	119,941	5,159
Strategic Education, Inc.	54,307	8,629
Visteon Corp.*	23,038	1,995

Total		55,954

Consumer Staples (2.7%)
Grocery Outlet Holding Corp.*	47,932	1,555
Nomad Foods, Ltd.*	326,655	7,307
Post Holdings, Inc.*	39,703	4,332
The Simply Good Foods Co.*	105,252	3,004

Total		16,198

Energy (6.2%)
Apergy Corp.*	89,237	3,014
Cactus, Inc.	69,274	2,377
Dril-Quip, Inc.*	34,500	1,618
Frank’s International NV*	278,481	1,440
International Seaways, Inc.*	130,743	3,891
Kimbell Royalty Partners LP	112,437	1,911
Kosmos Energy, Ltd.	353,329	2,014
Liberty Oilfield Services, Inc.	275,768	3,067
Magnolia Oil & Gas Corp.*	236,968	2,981
Matador Resources Co.*	173,103	3,111

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)

Energy continued
NexTier Oilfield Solutions, Inc.*	120,880	810
REX American Resources Corp.*	42,401	3,475
TETRA Technologies, Inc.*	1,100,811	2,158
WPX Energy, Inc.*	391,999	5,386

Total		37,253

Financials (28.0%)
Assured Guaranty, Ltd.	32,608	1,598
Atlantic Capital Bancshares, Inc.*	80,001	1,468
Axis Capital Holdings, Ltd.	23,296	1,385
BankUnited, Inc.	177,952	6,506
BOK Financial Corp.	33,330	2,913
Cannae Holdings, Inc.*	37,286	1,387
Capstead Mortgage Corp.	385,717	3,055
CBOE Holdings, Inc.	5,698	684
CenterState Bank Corp.	153,131	3,825
Columbia Banking System, Inc.	144,208	5,867
Conyers Park II Acquisition Corp.*	77,852	847
CrossFirst Bankshares, Inc.*	125,330	1,807
East West Bancorp, Inc.	64,611	3,147
Employers Holdings, Inc.	57,589	2,404
FB Financial Corp.	93,722	3,710
Glacier Bancorp, Inc.	108,969	5,011
Green Dot Corp. - Class A*	72,180	1,682
HarborOne Bancorp, Inc.	283,835	3,119
Hercules Capital, Inc.	231,015	3,239
Heritage Commerce Corp.	139,413	1,789
Heritage Financial Corp. of Washington	86,873	2,459
Home BancShares, Inc.	456,570	8,976
Hope Bancorp, Inc.	199,960	2,971
Houlihan Lokey, Inc.	87,765	4,289
Howard Bancorp, Inc.*	101,599	1,715
Independent Bank Corp.	15,504	1,291
James River Group Holdings, Ltd.	38,351	1,580
Live Oak Bancshares, Inc.	67,864	1,290
Main Street Capital Corp.	58,488	2,521

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)

Financials continued
Meridian Bancorp, Inc.	185,272	3,722
National Bank Holding Corp. - Class A	132,251	4,658
Origin Bancorp, Inc.	59,242	2,242
Palomar Holdings, Inc.*	21,332	1,077
PCSB Financial Corp.	100,694	2,039
PDL Community Bancorp*	20,581	303
PennyMac Financial Services, Inc.	155,546	5,295
PennyMac Mortgage Investment Trust	99,306	2,214
Pinnacle Financial Partners, Inc.	96,737	6,191
Popular, Inc.	77,917	4,578
Primerica, Inc.	4,100	535
ProAssurance Corp.	85,657	3,096
Prosperity Bancshares, Inc.	63,587	4,571
Radian Group, Inc.	202,117	5,085
Redwood Trust, Inc.	124,687	2,062
Safety Insurance Group, Inc.	25,362	2,347
State Auto Financial Corp.	102,372	3,176
Texas Capital Bancshares, Inc.*	67,162	3,813
TowneBank	195,555	5,440
Virtus Investment Partners, Inc.	23,876	2,906
Webster Financial Corp.	95,992	5,122
Western Alliance Bancorporation	98,226	5,599
Wintrust Financial Corp.	44,769	3,174
WSFS Financial Corp.	170,642	7,507

Total		169,287

Health Care (6.8%)
Atrion Corp.	6,508	4,891
Avanos Medical, Inc.*	101,781	3,430
Cara Therapeutics, Inc.*	48,351	779
Ensign Group, Inc.	64,762	2,938
Envista Holdings Corp.*	92,113	2,730
Mesa Laboratories, Inc.	11,041	2,754
Molina Healthcare, Inc.*	7,776	1,055
Momenta Pharmaceuticals, Inc.*	131,888	2,602
Option Care Health, Inc.*	100,765	376

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)

Health Care continued
The Pennant Group, Inc.*	72,659	2,403
Phreesia, Inc.*	47,391	1,262
Quidel Corp.*	63,520	4,766
Radius Health, Inc.*	34,863	703
Select Medical Holdings Corp.*	226,003	5,275
Ultragenyx Pharmaceutical, Inc.*	13,719	586
West Pharmaceutical Services, Inc.	22,385	3,365
Xencor, Inc.*	34,698	1,193

Total		41,108

Industrials (14.0%)
Aegion Corp.*	233,168	5,216
Beacon Roofing Supply, Inc.*	93,599	2,993
Blue Bird Corp.*	91,250	2,092
Brady Corp. - Class A	51,632	2,957
The Brink’s Co.	23,637	2,143
CIRCOR International, Inc.*	92,902	4,296
Clarivate Analytics PLC*	129,753	2,180
Cubic Corp.	74,266	4,721
ESCO Technologies, Inc.	58,218	5,385
FTI Consulting, Inc.*	66,586	7,368
Helios Technologies, Inc.	74,847	3,460
Huron Consulting Group, Inc.*	30,519	2,097
Kirby Corp.*	24,534	2,197
Landstar System, Inc.	43,587	4,963
McGrath RentCorp	56,343	4,313
MSA Safety, Inc.	23,577	2,979
Parsons Corp.*	51,761	2,137
RBC Bearings, Inc.*	15,412	2,440
SPX Corp.*	29,904	1,522
Stericycle, Inc.*	58,207	3,714
Thermon Group Holdings, Inc.*	82,580	2,213
Triumph Group, Inc.	297,548	7,519
Universal Forest Products, Inc.	111,361	5,312
Universal Logistics Holdings, Inc.	35,762	678

Total		84,895

Information Technology (8.8%)
Belden, Inc.	172,896	9,509
Cabot Microelectronics Corp.	29,042	4,191
Ceridian HCM Holding, Inc.*	82,626	5,609
Conduent, Inc.*	168,075	1,042
Entegris, Inc.	63,752	3,193
GTT Communications, Inc.*	103,721	1,177

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Harmonic, Inc.*	687,887	5,366
i3 Verticals, Inc.*	88,029	2,487
Knowles Corp.*	240,031	5,077
Littelfuse, Inc.	43,895	8,397
MaxLinear, Inc. - Class A*	127,282	2,701
Onto Innovation, Inc.*	45,707	1,670
Semtech Corp.*	22,500	1,190
Zendesk, Inc.*	23,634	1,811

Total		53,420

Materials (4.0%)
American Vanguard Corp.	97,227	1,893
Carpenter Technology Corp.	85,975	4,280
Clearwater Paper Corp.*	95,443	2,039
Constellium Se*	249,827	3,348
Minerals Technologies, Inc.	54,917	3,165
Myers Industries, Inc.	165,026	2,752
Quaker Chemical Corp.	19,462	3,202
Reliance Steel & Aluminum Co.	27,459	3,288

Total		23,967

Real Estate (10.3%)
Acadia Realty Trust	83,777	2,172
American Campus Communities, Inc.	62,503	2,940
Cedar Realty Trust, Inc.	917,169	2,706
Douglas Emmett, Inc.	56,696	2,489
EastGroup Properties, Inc.	38,214	5,070
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	133,439	4,294
Healthcare Realty Trust, Inc.	152,855	5,101
JBG SMITH Properties	122,515	4,887
Kilroy Realty Corp.	36,412	3,055
Potlatch Corp.	112,338	4,861
PS Business Parks, Inc.	28,660	4,725
Saul Centers, Inc.	62,117	3,279
The St. Joe Co.*	200,967	3,985
Sunstone Hotel Investors, Inc.	338,246	4,708
Terreno Realty Corp.	125,404	6,789
Washington Real Estate Investment Trust	55,345	1,615

Total		62,676

Utilities (5.7%)
California Water Service Group	56,107	2,893
Chesapeake Utilities Corp.	73,780	7,070
MGE Energy, Inc.	34,319	2,705

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)

Utilities continued
ONE Gas, Inc.	76,139	7,124
PNM Resources, Inc.	143,920	7,298
Portland General Electric Co.	51,032	2,847
RGC Resources, Inc.	29,756	851
Southwest Gas Holdings, Inc.	53,134	4,037

Total		34,825

Total Common Stocks
(Cost: $432,807)		593,052

Short-Term Investments (1.8%)

Money Market Funds (1.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	10,804,164	10,804

Total		10,804

Total Short-Term Investments
(Cost: $10,804)		10,804

Total Investments (99.7%)
(Cost: $443,611)@		603,856

Other Assets, Less
Liabilities (0.3%)		1,678

Net Assets (100.0%)		605,534

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $445,438 and the net unrealized appreciation of investments based on that cost was $158,419 which is comprised of $178,481 aggregate gross unrealized appreciation and $20,062 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$593,052	$-	$-
Short-Term Investments	10,804	-	-
Total Assets:	$603,856	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the	$816 million
U.S. that have above average growth potential.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly- owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

MARKET OVERVIEW

Favorable policy developments, including continued monetary easing by the U.S. Federal Reserve and a de-escalation of the trade conflict between the U.S. and China, provided fuel to power global stock markets to a strong finish in 2019. Overall, the global economic cycle could still be characterized as a mature expansion with hints of improvement in some areas, including nascent signs of stability in global trade, manufacturing and industrial activity, which had previously been declining.

PORTFOLIO RESULTS

The Portfolio returned 34.80% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned 28.43%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the International Large-Cap Growth Funds peer group was 26.60%.

From a geographic standpoint, results were broadly positive, with positioning in the U.S. and Europe driving outperformance for the reporting period. Out-of-benchmark exposure in Canada was the only slight detractor.

On a sector basis, security selection and a substantial overweight position in the Information Technology sector contributed the most to the Portfolio’s relative returns. Stock selection and an underweight allocation to the Consumer Staples sector combined to produce the second largest contributor to returns. Stock selection in the Materials, Financials, Communication Services and Health Care sectors also benefited results.

Among Information Technology stocks, the Portfolio’s substantial overweight exposure in Netherlands-based semiconductor equipment company ASML Holding positioned it as the biggest contributor to returns. The company’s next- generation lithography technology continued to be a crucial component for leading-edge chip design, especially at Taiwan Semiconductor Manufacturing, another leading driver of the Portfolio’s relative gains during the reporting period.

A sizeable position in MasterCard was the second-largest contributor to relative returns. The other half of the duopoly in global payment processing, Visa, was also among the Portfolio’s top ten contributors.

In Financials, a position in market index and data provider MSCI and bond rating agency Moody’s helped the Portfolio. MSCI continued to benefit from investor migration to index funds and environmental, social and governance strategies that made use of the company’s well-respected framework. Moody’s benefited from strong debt issuance volumes in the U.S. and Europe.

On the negative side, stock selection in the Consumer Discretionary, Energy and Industrials sectors detracted from the Portfolio’s gains. An underweight position in luxury goods company LVMH Moet Hennessy Louis Vuitton (“LVMH”) was the largest detractor. The Portfolio added the LVMH position midyear, missing some of its rally. A modest overweight position in Austria-based industrial conglomerate Andritz was the Portfolio’s second largest detractor. Andritz was hurt by weakness in global automobile demand and competition from Chinese manufacturers. The weakness in auto demand also weighed on Japan-based component supplier Denso, a modest out-of-benchmark position and the third-largest detractor from relative performance during the period.

International Growth Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

We target companies with multi-year structural growth prospects, high barriers to entry and attractive valuations based on our earnings forecasts. We typically find these franchise businesses at cheap-to-reasonable prices in one of three ways. First, we target structurally attractive growth themes. Second, we try to capitalize on cyclically out-of-favor companies with pricing power when the market becomes excessively focused on near-term cyclical concerns and investors lose sight of the cross-cycle earnings power. Third, we attempt to capitalize on market dislocations driven by macro-economic shocks.

Over the past couple of years, we have become more pessimistic about Consumer Staples companies, as the rise of e-commerce has diminished the value of their distribution networks, allowing upstart online brands to challenge the pricing power and brand supremacy of many benchmark constituents.

We remain optimistic about the long-term attractiveness of online payment technology, leading-edge lithography equipment and blood plasma technologies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
International Growth Portfolio	34.80%	8.10%	7.25%
MSCI EAFE® Growth Index (Gross)	28.43%	8.13%	7.34%
MSCI® All Country World (ex-US) Growth Index (Gross)	27.85%	7.69%	6.61%
Lipper® Variable Insurance Products (VIP) International Large Cap Growth Funds	26.60%	6.73%	6.06%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

International Growth Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Nestle SA	5.6%
ASML Holding NV	4.3%
Roche Holding AG	3.7%
SAP SE	3.7%
AIA Group, Ltd.	3.2%
Keyence Corp.	3.2%
CSL, Ltd.	2.8%
Mastercard, Inc. - Class A	2.8%
Visa, Inc. - Class A	2.7%
Linde PLC	2.4%

    Sector Allocation 12/31/19

Sector	% of Net Assets
Information Technology	23.9%
Industrials	21.6%
Financials	16.6%
Health Care	9.8%
Consumer Discretionary	8.8%
Materials	7.4%
Consumer Staples	7.4%
Communication Services	2.8%
Real Estate	0.9%
Short-Term Investments & Other Net Assets	0.5%
Energy	0.3%

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (2.8%)
Adevinta ASA - Class B*	Norway	338,015	4,005
Alphabet, Inc. - Class A*	United States	4,600	6,161
Rightmove PLC	United Kingdom	516,300	4,333
Safaricom, Ltd.	Kenya	12,819,000	3,997
Schibsted ASA - Class B	Norway	144,799	4,155

Total			22,651

Consumer Discretionary (8.8%)
Alibaba Group Holding, Ltd.*	Cayman Islands	38,000	1,010
Alibaba Group Holding, Ltd., ADR*	Cayman Islands	59,179	12,552
Autoliv, Inc.	United States	66,100	5,580
Informa PLC	United Kingdom	382,298	4,340
InterContinental Hotels Group PLC, ADR	United Kingdom	194,984	13,390
LVMH Moet Hennessy Louis Vuitton SE	France	40,200	18,677
Naspers, Ltd. - Class N	South Africa	28,000	4,580
Prosus NV*	Netherlands	44,800	3,343
USS Co., Ltd.	Japan	439,600	8,301

Total			71,773

Consumer Staples (7.4%)
Alimentation Couche-Tard, Inc. - Class B	Canada	137,000	4,348
BGF Retail Co., Ltd.	South Korea	15,924	2,325
Clicks Group, Ltd.	South Africa	347,852	6,372
Nestle SA	Switzerland	420,569	45,563
PriceSmart, Inc.	United States	26,200	1,861

Total			60,469

Energy (0.3%)
Pason Systems, Inc.	Canada	100,700	1,017
PrairieSky Royalty, Ltd.	Canada	102,400	1,201

Total			2,218

Financials (16.6%)
AIA Group, Ltd.	Hong Kong	2,482,688	26,062
B3 SA - Brasil, Bolsa, Balcao	Brazil	456,500	4,878
Berkshire Hathaway, Inc. - Class B*	United States	38,900	8,811
Deutsche Borse Aktiengesellschaft	Germany	56,000	8,807
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	301,500	9,789
Housing Development Finance Corp., Ltd.	India	332,663	11,246
KBC Group NV	Belgium	52,132	3,921
London Stock Exchange Group PLC	United Kingdom	70,300	7,217
Marsh & McLennan Cos., Inc.	United States	111,723	12,447
Moody’s Corp.	United States	44,700	10,612
MSCI, Inc.	United States	42,400	10,947
Prudential PLC	United Kingdom	562,263	10,792

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Financials continued
S&P Global, Inc.	United States	37,900	10,349

Total			135,878

Health Care (9.8%)
CSL, Ltd.	Australia	119,195	23,066
Hoya Corp.	Japan	152,500	14,561
ResMed, Inc.	United States	76,800	11,901
Roche Holding AG	Switzerland	93,352	30,270

Total			79,798

Industrials (21.6%)
Assa Abloy AB - Class B	Sweden	780,300	18,234
Atlas Copco AB - Class A	Sweden	334,200	13,322
Auckland International Airport, Ltd.	New Zealand	734,155	4,324
BAE Systems PLC	United Kingdom	411,300	3,077
Canadian National Railway Co.	Canada	32,900	2,976
Canadian Pacific Railway, Ltd.	Canada	21,800	5,557
East Japan Railway Co.	Japan	66,100	5,966
Edenred	France	155,700	8,051
Elis SA	France	96,094	1,994
Epiroc AB	Sweden	500,900	6,122
Experian PLC	Jersey	345,700	11,686
Fagerhult AB	Sweden	74,589	474
FANUC Corp.	Japan	48,700	8,994
Interpump Group SpA	Italy	145,400	4,606
Legrand SA	France	95,700	7,798
Loomis AB - Class B	Sweden	58,000	2,403
MISUMI Group, Inc.	Japan	416,300	10,295
MTU Aero Engines AG	Germany	36,300	10,366
Nabtesco Corp.	Japan	120,600	3,559
OSG Corp.	Japan	184,700	3,517
Prosegur Cia de Seguridad SA	Spain	710,600	2,933
Recruit Holdings Co., Ltd.	Japan	242,600	9,129
Safran SA	France	90,500	13,973
Schindler Holding AG	Switzerland	40,693	10,354
Schindler Holding AG - Registered Shares	Switzerland	6,085	1,491
SHO-BOND Holdings Co., Ltd.	Japan	130,800	5,418

Total			176,619

Information Technology (23.9%)
Amadeus IT Group SA	Spain	217,000	17,720
ASML Holding NV	Netherlands	118,800	35,140
Azbil Corp.	Japan	204,600	5,759
Black Knight, Inc.*	United States	105,600	6,809
Keyence Corp.	Japan	73,200	25,909
Lam Research Corp.	United States	22,100	6,462
Mastercard, Inc. - Class A	United States	75,900	22,663
PayPal Holdings, Inc.*	United States	34,200	3,700
SAP SE	Germany	224,419	30,245
Spectris PLC	United Kingdom	145,900	5,616

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Information Technology continued
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,206,000	13,317
Visa, Inc. - Class A	United States	115,125	21,632

Total			194,972

Materials (7.4%)
CRH PLC, ADR	Ireland	345,700	13,942
Elementis PLC	United Kingdom	425,625	1,009
Franco-Nevada Corp.	Canada	39,600	4,089
Linde PLC	Ireland	89,355	19,182
Martin Marietta Materials, Inc.	United States	31,100	8,697
The Sherwin-Williams Co.	United States	21,400	12,487
Tikkurila Oyj	Finland	86,400	1,390

Total			60,796

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Real Estate (0.9%)
Vonovia SE	Germany	132,600	7,139

Total			7,139

Total Common Stocks
(Cost: $584,879)			812,313

Short-Term Investments (0.4%)

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	United States	2,963,618	2,964

Total			2,964

Total Short-Term Investments
(Cost: $2,964)			2,964

Total Investments (99.9%)
(Cost: $587,843)@			815,277

Other Assets, Less
Liabilities (0.1%)			836

Net Assets (100.0%)			816,113

Investments Percentage by Country is based on Net Assets:
United States	20.1%
Japan	12.4%
Switzerland	10.8%
Germany	7.0%
France	6.1%
United Kingdom	6.1%
Other	37.4%
Total	99.9%

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Brown Brothers Harriman & Co	JPY	27,485	253	1/20	$2	$-	$2

						$2	$-	$2

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$ 2	-	$ 2	-	-	-	-

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $588,891 and the net unrealized appreciation of investments based on that cost was $226,387 which is comprised of $237,248 aggregate gross unrealized appreciation and $10,861 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$14,491	$8,160	$-
Consumer Discretionary	63,472	8,301	-
Consumer Staples	12,581	47,888	-
Financials	122,193	13,685	-
Health Care	34,967	44,831	-
Industrials	62,369	114,250	-
Information Technology	133,059	61,913	-
Materials	40,224	20,572	-
All Others	2,218	7,139	-
Short-Term Investments	2,964	-	-
Other Financial Instruments^
Forward Currency Contracts	-	2	-
Total Assets:	$488,538	$326,741	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$785 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. An active, “bottom up” investment approach is used to buy and sell investments for the Portfolio. The Portfolio is generally managed to be sector neutral to the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

MARKET OVERVIEW

Fading fears of a near-term global recession, the announcement of a partial trade deal between the U.S. and China, and improved transparency related to Brexit lifted markets late in the reporting period. Changes in market sentiment surrounding these events led to intermittent volatility throughout the year. The global economy slowed, led by weakness in China and Europe, although deceleration diminished late in the period amid signs of stabilization in the manufacturing sector.

Deteriorating global growth and declining inflationary pressures prompted the U.S. Federal Reserve (the “Fed”) to adopt a more dovish posture beginning in early 2019. The Fed enacted its first interest rate cut in over a decade at the end of July followed by additional cuts in September and October, leading to a sharp decline in long-term interest rates in the second half of the year. As a result, portions of the U.S. Treasury yield curve (a graphical representation of bond yields at different maturities) inverted. Amid improving risk sentiment in the fourth quarter of 2019 and indications of a bottoming of growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely barring a worsening economic outlook.

Global central banks also became more dovish. The European Central Bank (“ECB”) unveiled a package of easing measures, including further cuts to the overnight rates, pushing them more deeply negative. The ECB also restarted its bond-buying program and increased the term of inexpensive loans to banks from two years to three. Several other central banks, including India’s and Australia’s, similarly cut rates several times in recent months. China, which cut interest rates only marginally, has been more cautious in increasing liquidity as it continues to deleverage its economy.

PORTFOLIO RESULTS

The Portfolio returned 28.25% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-U.S.) Index (the “Index”), returned 22.13%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2019 of the International Multi-Cap Core Funds peer group was 20.89%.

Stock selection in the Materials sector contributed to relative performance. The Portfolio’s position in non-benchmark German industrial gas supplier Linde as well as its overweight positions in Australian mining operator Rio Tinto and Swiss specialty chemical company Sika aided relative returns.

Security selection and, to a lesser extent, an underweight position in both the Financials and Communication Services sectors, also benefited relative returns. Within the Financials sector, holding shares of the Canadian financial markets clearing and data services firm TMX Group and risk management and human capital consulting services provider Aon, neither of which is in the benchmark, lifted relative performance. Although stock selection and an underweight position in the Communication Services sector aided relative results, no individual stocks in this sector were among the Portfolio’s top relative contributors.

There were no notable sectors that detracted from relative returns during the reporting period. However, individual stocks that weakened relative returns included overweight positions in Japanese parcel delivery services company Yamato, the

Research International Core Portfolio (unaudited)

Irish financial services provider AIB Group, Japanese financial firm AEON Financial Service Company, Japanese automotive lighting systems manufacturer Koito Manufacturing, electricity provider CLP from Hong Kong and Swiss investment management and banking firm UBS. Not holding shares of the Chinese online and mobile commerce company Alibaba Group and Dutch lithography systems manufacturer ASML, and holding shares of the United Kingdom’s non-benchmark insurance company Hiscox, also dampened relative results.

The Portfolio’s currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to securities denominated in foreign currencies, detracted from relative performance. The Portfolio’s investment team’s decisions are driven by its assessment of the fundamentals of each opportunity, which frequently produces a different currency exposure than that of the Index.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the broader foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Research International Core Portfolio	28.25%	6.78%	5.98%
MSCI® All Country World (ex-US) Index (Gross)	22.13%	6.01%	5.45%
MSCI EAFE® Index (Gross)	22.66%	6.18%	6.00%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Core Funds Average	20.89%	5.05%	4.95%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Research International Core Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Nestle SA	3.2%
Roche Holding AG	2.9%
Linde PLC	2.4%
Schneider Electric SE	2.3%
Novo Nordisk AS - Class B	1.9%
AIA Group, Ltd.	1.9%
LVMH Moet Hennessy Louis Vuitton SE	1.8%
BNP Paribas SA	1.6%
Santen Pharmaceutical Co., Ltd.	1.5%
Daikin Industries, Ltd.	1.5%

   Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	18.4%
Industrials	15.7%
Health Care	11.4%
Consumer Staples	10.4%
Information Technology	10.3%
Materials	8.6%
Consumer Discretionary	7.9%
Energy	5.3%
Communication Services	4.6%
Utilities	3.3%
Real Estate	2.3%
Short-Term Investments & Other Net Assets	1.8%

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (98.2%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (4.6%)
Advanced Info Service PCL	Thailand	598,700	4,257
carsales.com, Ltd.	Australia	99,474	1,160
Hellenic Telecommunications Organization SA	Greece	285,455	4,566
KDDI Corp.	Japan	295,600	8,794
NAVER Corp.*	South Korea	30,945	4,985
SoftBank Group Corp.	Japan	183,600	7,993
Tele2 AB	Sweden	294,157	4,267

Total			36,022

Consumer Discretionary (7.9%)
adidas AG	Germany	28,439	9,243
Cie Financiere Richemont SA	Switzerland	79,473	6,238
Dufry AG*	Switzerland	17,466	1,731
Koito Manufacturing Co., Ltd.	Japan	124,500	5,762
LVMH Moet Hennessy Louis Vuitton SE	France	30,401	14,125
Paddy Power Betfair PLC	Ireland	27,586	3,371
Techtronic Industries Co., Ltd.	Hong Kong	1,042,500	8,502
USS Co., Ltd.	Japan	394,900	7,457
Yum China Holdings, Inc.	United States	112,706	5,411

Total			61,840

Consumer Staples (10.4%)
Ambev SA, ADR	Brazil	613,985	2,861
British American Tobacco PLC	United Kingdom	259,492	11,108
Danone SA	France	99,579	8,255
Japan Tobacco, Inc.	Japan	232,400	5,181
Kao Corp.	Japan	92,800	7,654
L’Oreal SA	France	30,562	9,050
Nestle SA	Switzerland	230,109	24,929
Reckitt Benckiser Group PLC	United Kingdom	107,396	8,719
Sundrug Co., Ltd.	Japan	100,700	3,639

Total			81,396

Energy (5.3%)
BP PLC	United Kingdom	1,705,748	10,656
Cairn Energy PLC*	United Kingdom	1,594,149	4,329
Caltex Australia, Ltd.	Australia	254,242	6,057
Enbridge, Inc.	Canada	80,755	3,211
Eni SpA	Italy	429,471	6,673
Galp Energia SGPS SA	Portugal Papua New	433,445	7,244
Oil Search, Ltd.	Guinea	664,287	3,380

Total			41,550

Financials (18.4%)
AEON Financial Service Co., Ltd.	Japan	396,200	6,232
AIA Group, Ltd.	Hong Kong	1,402,200	14,720
AIB Group PLC	Ireland	1,902,276	6,628

Common Stocks (98.2%)	Country	Shares/ Par+	Value $ (000’s)

Financials continued
Aon PLC	United Kingdom	54,759	11,406
BNP Paribas SA	France	213,650	12,661
Euronext NV	Netherlands	100,672	8,204
HDFC Bank, Ltd.	India	377,988	6,754
Hiscox, Ltd.	Bermuda	365,281	6,890
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	176,700	5,737
Intesa Sanpaolo SpA	Italy	3,762,092	9,917
Julius Baer Group, Ltd.*	Switzerland	166,399	8,594
KBC Group NV	Belgium	109,812	8,260
Mitsubishi UFJ Financial Group, Inc.	Japan	1,668,400	9,017
PT Bank Rakyat Indonesia Persero Tbk	Indonesia	3,410,700	1,076
Swiss Re AG	Switzerland	46,892	5,270
TMX Group, Ltd.	Canada	38,189	3,307
UBS Group AG*	Switzerland	833,956	10,525
Zurich Insurance Group AG	Switzerland	22,263	9,131

Total			144,329

Health Care (11.4%)
Bayer AG	Germany	139,300	11,386
Essilor International SA	France	71,789	10,935
Kyowa Hakko Kirin Co., Ltd.	Japan	175,800	4,131
Novo Nordisk AS - Class B	Denmark	256,781	14,893
Roche Holding AG	Switzerland	71,184	23,082
Santen Pharmaceutical Co. Ltd.	Japan	631,700	12,045
Sonic Healthcare, Ltd.	Australia	223,949	4,518
Terumo Corp.	Japan	230,900	8,158

Total			89,148

Industrials (15.7%)
51job, Inc.*	Cayman Islands	43,004	3,651
Aena SA	Spain	19,992	3,823
Brambles, Ltd.	Australia	844,499	6,946
Daikin Industries, Ltd.	Japan	85,400	12,010
GEA Group AG	Germany	194,208	6,421
Hitachi, Ltd.	Japan	211,000	8,888
Kubota Corp.	Japan	540,100	8,461
Legrand SA	France	108,907	8,874
Malaysia Airports Holdings Bhd	Malaysia	687,200	1,277
Melrose Industries PLC	United Kingdom	1,388,753	4,417
RELX PLC	United Kingdom	182,210	4,590
Ritchie Bros Auctioneers, Inc.	Canada	108,556	4,658
Ryanair Holdings PLC*	Ireland	35,833	3,139
Schindler Holding AG	Switzerland	31,302	7,964
Schneider Electric SE	France	175,308	17,993
SEEK, Ltd.	Australia	122,733	1,942
TOTO, Ltd.	Japan	177,500	7,480
Wolters Kluwer NV	Netherlands	113,920	8,309
Yamato Holdings Co., Ltd.	Japan	152,900	2,615

Total			123,458

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

Common Stocks (98.2%)	Country	Shares/ Par+	Value $ (000’s)

Information Technology (10.3%)
Amadeus IT Group SA	Spain	99,706	8,142
Cadence Design Systems, Inc.*	United States	41,314	2,866
Check Point Software Technologies, Ltd.*	Israel	54,246	6,019
Constellation Software, Inc.	Canada	4,114	3,996
EPAM Systems, Inc.*	United States	16,296	3,457
Fujitsu, Ltd.	Japan	57,000	5,379
Kyocera Corp.	Japan	73,700	5,022
Mastercard, Inc. - Class A	United States	17,923	5,352
Mellanox Technologies, Ltd.*	Israel	37,723	4,420
Nomura Research Institute, Ltd.	Japan	217,200	4,673
NXP Semiconductors NV	Netherlands	32,768	4,170
Samsung Electronics Co., Ltd.	South Korea	120,806	5,821
Scout24 AG	Germany	60,039	3,972
Silicon Motion Technology Corp., ADR	Cayman Islands	77,876	3,949
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	932,189	10,293
Telefonaktiebolaget LM Ericsson - Class B	Sweden	380,764	3,336

Total			80,867

Materials (8.6%)
Akzo Nobel NV	Netherlands	112,498	11,438
Croda International PLC	United Kingdom	137,242	9,308
Kansai Paint Co., Ltd.	Japan	170,400	4,164
Linde PLC	Ireland	88,708	19,043
Nitto Denko Corp.	Japan	99,700	5,594

Common Stocks (98.2%)	Country	Shares/ Par+	Value $ (000’s)

Materials continued
Sika AG	Switzerland	48,902	9,209
Symrise AG	Germany	85,520	8,997

Total			67,753

Real Estate (2.3%)
Grand City Properties SA	Luxembourg	377,604	9,056
LEG Immobilien AG	Germany	78,053	9,245

Total			18,301

Utilities (3.3%)
APA Group	Australia	567,167	4,418
China Resources Gas Group, Ltd.	Bermuda	584,000	3,208
CLP Holdings, Ltd.	Hong Kong	537,500	5,649
Iberdrola, SA	Spain	891,046	9,175
Orsted A/S	Denmark	35,329	3,660

Total			26,110

Total Common Stocks
(Cost: $641,827)			770,774

Short-Term Investments (1.6%)

Money Market Funds (1.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	United States	12,713,601	12,714

Total			12,714

Total Short-Term Investments
(Cost: $12,714)			12,714

Total Investments (99.8%)
(Cost: $654,541)@			783,488

Other Assets, Less
Liabilities (0.2%)			1,397

Net Assets (100.0%)			784,885

Investments Percentage by Country is based on Net Assets:
Japan	18.9%
Switzerland	13.7%
France	10.3%
United Kingdom	8.4%
Germany	6.3%
Other	42.2%
Total	99.8%

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $658,240 and the net unrealized appreciation of investments based on that cost was $125,249 which is comprised of $153,449 aggregate gross unrealized appreciation and $28,200 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$5,726	$30,296	$-
Consumer Discretionary	31,409	30,431	-
Consumer Staples	39,993	41,403	-
Energy	34,877	6,673	-
Financials	84,567	59,762	-
Health Care	15,453	73,695	-
Industrials	69,619	53,839	-
Information Technology	52,664	28,203	-
Materials	20,746	47,007	-
Utilities	22,450	3,660	-
All Others	-	18,301	-
Short-Term Investments	12,714	-	-
Total Assets:	$390,218	$393,270	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.8 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that are believed to be undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

MARKET OVERVIEW

Global developed and emerging market stocks, as measured by the MSCI® All Country World Index, posted strong returns during the reporting period. Although the rate of global economic growth in 2019 slowed from 2018 levels, interest rate cuts from many central banks and the easing of trade tensions near the end of the reporting period contributed to the generally positive environment for equities worldwide. Global stocks advanced in every major region, reflecting investor optimism and slowing but resilient economic growth.

PORTFOLIO RESULTS

The Portfolio returned 12.60% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned 22.13%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2019 of the International Multi-Cap Value Funds peer group was 16.98%.

In 2019, value stocks posted their worst annual performance relative to growth since the peak of the technology, media and telecommunications bubble two decades ago. Value’s underperformance pressured the Portfolio’s results, and despite double-digit absolute gains, the Portfolio underperformed its benchmark for the reporting period.

The Communication Services sector was the leading detractor from relative performance, driven by both stock selection and overweight positioning. Key detraction stemmed from Chinese telecommunication holdings China Telecom Corp. Ltd. and China Mobile Limited. The stock prices of both companies suffered amid concerns about elevated 5G capital expenditures. Nevertheless, the portfolio manager maintained confidence in these stocks based on their reasonable valuations, attractive dividend yields and solid competitive positions.

Security selection in the Health Care sector and stock selection and an overweight position in the Energy sector also hindered relative results. In Health Care, Israeli generic drugmaker Teva Pharmaceutical Industries declined amid legal and regulatory setbacks that impaired the balance of risks, leading the portfolio manager to exit the stock prior to the end of the reporting period. In the Energy sector, Canadian exploration and production firm Husky Energy Inc. declined on volatile oil prices. The portfolio manager believed Husky Energy offered compelling value with a solid balance sheet, a healthy dividend yield and the ability to generate strong free cash flow over the next five years, despite relatively low oil prices.

Turning to contributors, stock selection in the Materials sector boosted relative results. Shares of Canadian miner Wheaton Precious Metals Corp. rallied as the price of gold broke out of a six-year trading range. The portfolio manager maintained a modest precious metals allocation as a portfolio hedge and diversifier based on the outlook that gold prices are likely to move higher given record-high debt levels, historically low interest rates, escalating geopolitical turmoil and renewed central bank buying. Stock selection in the Financials sector, notably in banks, also buoyed relative returns. French lender BNP Paribas benefited from solid results at its fixed income unit and from more benign European economic conditions.

From a regional standpoint, stock selection in Asia weighed on returns, driven by underperformance in China and Japan despite relative strength in South Korea. Stock selection in Europe also hindered results, as relative weakness in Germany and the U.K. more than offset outperformance in France and the Netherlands.

International Equity Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

Despite the early and extreme headwinds faced by value stocks, we were encouraged as extended positioning reversed toward the end of 2019. A historic value rally in September led to a more nuanced fourth quarter characterized by the erosion of prevailing factor trends, and the Portfolio began to outperform the Index during the final third of the reporting period. The decisive contribution of stock selection during the latter part of the year helped affirm our conviction that any breakdown in established market leadership could create alpha opportunities for fundamental stockpickers. In our view, where we are going will be different from where we have been. Falling interest rates and abundant liquidity have bid up bond proxies and growth stocks for much of the past decade, which seems unsustainable in the long run. We believe markets are grappling with many divergent themes, which could create opportunities for active stock selection and portfolio management.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
International Equity Portfolio	12.60%	3.23%	4.32%
MSCI® All Country World (ex-US) Index (Gross)	22.13%	6.01%	5.45%
MSCI EAFE® Index (Gross)	22.66%	6.18%	6.00%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average	16.98%	3.89%	4.41%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

International Equity Portfolio (unaudited)

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Deutsche Telekom AG	3.3%
Samsung Electronics Co., Ltd.	3.2%
Standard Chartered PLC	3.0%
Vodafone Group PLC	2.9%
BNP Paribas SA	2.9%
E.ON SE	2.7%
Takeda Pharmaceutical Co., Ltd.	2.7%
Mitsui Fudosan Co., Ltd.	2.6%
Wheaton Precious Metals Corp.	2.6%
BP PLC	2.6%

Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	14.5%
Health Care	13.6%
Communication Services	11.6%
Energy	11.4%
Materials	9.5%
Industrials	8.0%
Information Technology	7.6%
Consumer Staples	5.8%
Utilities	5.2%
Real Estate	5.1%
Consumer Discretionary	3.9%
Short-Term Investments & Other Net Assets	3.8%

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (96.2%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (11.6%)
Baidu, Inc., ADR*	Cayman Islands	136,970	17,313
China Mobile, Ltd.	China	3,204,760	26,939
China Telecom Corp., Ltd. - Class H	China	58,018,160	23,900
Deutsche Telekom AG	Germany	3,642,070	59,517
Singapore Telecommunications, Ltd.	Singapore	11,610,330	28,660
Vodafone Group PLC	United Kingdom	26,565,144	51,642

Total			207,971

Consumer Discretionary (3.9%)
Cie Generale des Etablissements Michelin	France	194,758	23,834
Isuzu Motors, Ltd.*	Japan	1,834,700	21,614
SES SA	Luxembourg	1,716,810	24,072

Total			69,520

Consumer Staples (5.8%)
Kirin Holdings Co., Ltd.	Japan	1,532,400	33,423
Matsumotokiyoshi Holdings Co., Ltd.	Japan	525,400	20,476
Seven & i Holdings Co., Ltd.	Japan	892,400	32,652
Suntory Beverage & Food, Ltd.	Japan	401,300	16,782

Total			103,333

Energy (11.4%)
BP PLC	United Kingdom	7,381,530	46,111
Eni SpA	Italy	2,611,625	40,582
Equinor ASA	Norway	914,540	18,290
Husky Energy, Inc.	Canada	1,528,240	12,263
Royal Dutch Shell PLC - Class B	United Kingdom	1,314,075	38,981
Tenaris SA	Luxembourg	679,125	7,680
TOTAL SA	France	744,720	41,099

Total			205,006

Financials (14.5%)
Bank of Ireland Group PLC	Ireland	3,510,100	19,222
BNP Paribas SA	France	862,820	51,130
Credit Agricole SA	France	1,432,720	20,771
Hana Financial Group, Inc.	South Korea	573,270	18,197
ING Groep NV	Netherlands	2,993,862	35,893
KB Financial Group, Inc., ADR	South Korea	602,490	24,925
Standard Chartered PLC	United Kingdom	5,676,502	53,566
Sumitomo Mitsui Financial Group, Inc.	Japan	987,770	36,362

Total			260,066

Health Care (13.6%)
Astellas Pharma, Inc.	Japan	621,040	10,609
Bayer AG	Germany	368,368	30,110
Fresenius Medical Care AG & Co.	Germany	418,660	31,051
Merck KGaA	Germany	116,680	13,808
Novartis AG	Switzerland	179,190	16,977

Common Stocks (96.2%)	Country	Shares/ Par+	Value $ (000’s)

Health Care continued
Roche Holding AG	Switzerland	97,550	31,631
Sanofi	France	416,285	41,848
Shanghai Pharmaceuticals Holding Co., Ltd.	China	4,782,330	9,304
Sinopharm Group Co., Ltd.	China	2,935,400	10,717
Takeda Pharmaceutical Co., Ltd.	Japan	1,202,927	47,657

Total			243,712

Industrials (8.0%)
A.P. Moeller - Maersk AS - Class B	Denmark	12,266	17,699
BAE Systems PLC	United Kingdom	6,137,620	45,918
Cie de Saint-Gobain	France	567,220	23,223
CK Hutchison Holdings, Ltd.	Cayman Islands	2,515,290	23,984
Siemens AG	Germany	205,900	26,915
Siemens AG, ADR	Germany	91,780	5,963

Total			143,702

Information Technology (7.6%)
Kyocera Corp.*	Japan	146,900	10,011
NXP Semiconductors NV	Netherlands	263,950	33,590
Samsung Electronics Co., Ltd.	South Korea	1,173,320	56,536
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3,312,485	36,576

Total			136,713

Materials (9.5%)
Barrick Gold Corp.	Canada	2,310,220	42,947
Johnson Matthey PLC	United Kingdom	591,960	23,492
Sumitomo Metal Mining Co., Ltd.	Japan	984,840	31,764
Wheaton Precious Metals Corp.	Canada	1,559,970	46,419
Yara International ASA	Norway	589,140	24,549

Total			169,171

Real Estate (5.1%)
CK Asset Holdings, Ltd.	Cayman Islands	4,625,240	33,388
Mitsui Fudosan Co., Ltd.	Japan	1,916,100	46,799
Sun Hung Kai Properties	Hong Kong	453,100	6,937
Swire Pacific, Ltd. - Class A	Hong Kong	529,800	4,922

Total			92,046

Utilities (5.2%)
E.ON SE	Germany	4,532,810	48,478
Veolia Environnement SA	France	1,681,130	44,710

Total			93,188

Total Common Stocks
(Cost: $1,643,099)			1,724,428

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Short-Term Investments (4.1%)	Country	Shares/ Par+	Value $ (000’s)

Money Market Funds (4.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	United States	73,590,155	73,590

Total			73,590

Short-Term Investments (4.1%)	Country	Shares/ Par+	Value $ (000’s)

US Government & Agencies (0.0%)
Federal Home Loan Bank 0.000%, 1/2/20	United States	300,000	300

Total			300

Total Short-Term Investments
(Cost: $73,890)			73,890

Total Investments (100.3%)
(Cost: $1,716,989)@			1,798,318

Other Assets, Less
Liabilities (-0.3%)			(5,284)

Net Assets (100.0%)			1,793,034

Investments Percentage by Country is based on Net Assets:
Japan	17.3%
United Kingdom	14.6%
France	13.7%
Germany	12.0%
Canada	5.7%
South Korea	5.5%
Other	31.5%
Total	100.3%

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,717,168 and the net unrealized appreciation of investments based on that cost was $81,178 which is comprised of $174,660 aggregate gross unrealized appreciation and $93,482 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$148,454	$59,517	$-
Consumer Discretionary	47,906	21,614	-
Energy	138,454	66,552	-
Financials	205,507	54,559	-
Health Care	61,869	181,843	-
Industrials	99,088	44,614	-
Information Technology	70,166	66,547	-
Materials	112,858	56,313	-
Real Estate	45,247	46,799	-
Utilities	44,710	48,478	-
All Others	-	103,333	-
Short-Term Investments
Money Market Funds	73,590	-	-
All Others	-	300	-
Total Assets:	$1,047,849	$750,469	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$834 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Aberdeen Asset Managers Limited (“Aberdeen”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Portfolio may invest in companies of any size. The Portfolio employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value.

MARKET OVERVIEW

Emerging markets equities posted robust gains during 2019. The main themes that drove sentiment included the tumultuous nature of trade negotiations between the U.S. and China and the tide of monetary policy measures undertaken by major global central banks, led predominantly by the U.S. Federal Reserve (“the Fed”). Key elections in Argentina, Brazil, India, Indonesia, Mexico and Thailand also influenced markets.

Hopes of a quick resolution to the trade dispute between Washington and Beijing gave way to anxiety about an inevitable global economic slowdown, as relations between the worlds’ two largest economies soured. After the Fed’s abrupt turnaround toward a more dovish monetary tone in early 2019, the central bank lowered interest rates three times during the second half of the reporting period. The European Central Bank and Beijing also cut rates and pledged further stimulus. In India, the central bank lowered interest rates five times and the government announced additional corporate tax cuts aimed at boosting earnings and business confidence. It also initiated the sale of several state-owned enterprises to improve finances. Similarly, central banks in Brazil, Indonesia, Mexico, Russia and Turkey lowered interest rates in response to concerns about an increasingly uncertain outlook.

PORTFOLIO RESULTS

The Portfolio returned 20.60% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned 18.88%. (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Emerging Markets Funds peer group was 21.86%.

The Portfolio’s holdings in China, Korea and Taiwan were key drivers of performance. Successful asset allocation in Brazil also contributed to results. Although slowing global economic growth and uncertainty surrounding trade weighed on mainland China’s market, several domestically-focused core holdings generated robust returns and were among the Portfolio’s top contributors. These included high-end liquor maker Kweichow Moutai and duty-free retailer China International Travel Services (CITS). Kweichow Moutai gained on a robust profit outlook for the second half of 2019 and benefited from the government’s efforts to boost consumption. CITS advanced amid sustained demand for domestic travel. Shanghai International Airport, which is relatively sheltered from the negative effects of trade tariffs, also added to returns as solid passenger traffic and higher duty-free spending lifted shares of the airport operator. Additionally, not owning internet giant Baidu boosted relative performance. Baidu’s shares retreated in tandem with the technology sell-off and the company downgraded its forecasts due to tightening regulations and intensifying competition. In contrast, the lack of exposure to e-commerce giant Alibaba Group weighed on returns, as the company reported impressive results and successfully listed in Hong Kong during the reporting period.

Korea-based Samsung Electronics and Taiwan-based Taiwan Semiconductor Manufacturing Company (TSMC) also bolstered performance as the stock prices of these companies rose on investor expectations that the memory cycle for semiconductors would likely recover.

Turning to detractors, Indian equities weighed on performance as weak economic data and rising political tensions dampened investor confidence. Key detractors included ITC, which declined on concerns about a tax increase for cigarettes, and UltraTech Cement. Indonesian conglomerate Astra International also detracted from the Portfolio’s gains as muted performance from its key automotive and agribusiness segments weighed on the company’s earnings.

Emerging Markets Equity Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Aberdeen, the Portfolio’s sub-adviser.

Fears of a global economic recession seem to have abated and we remain cautiously optimistic about the outlook for emerging market equities. We believe the accommodative stance taken by governments and central banks should support consumer and business confidence. However, key risks remain, including a possible collapse of trade negotiations between the U.S. and China given President Trump’s support for the Hong Kong protests. Additionally, as tensions rise in the Middle East, ongoing geopolitical uncertainty will give investors reason to exercise caution.

Despite these risks, we remain confident that the dynamic and diverse set of emerging market economies offer a wealth of opportunities for investors. Ongoing political and economic reforms support the structural trends that will lead to growth in the asset class. Emerging markets equities remain attractive relative to both their historical average and as compared to developed market equities. The expanding and increasingly affluent middle classes in these emerging markets will propel demand for consumer and financial services, infrastructure and new technologies, and the Portfolio is well-positioned to benefit from these trends.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Emerging Markets Equity Portfolio	20.60%	4.94%	3.10%
MSCI® Emerging Markets Index (Gross)	18.88%	6.01%	4.04%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	21.86%	5.79%	3.74%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Emerging Markets Equity Portfolio (unaudited)

    Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.9%
Samsung Electronics Co., Ltd., Various	6.3%
Tencent Holdings, Ltd.	6.3%
Housing Development Finance Corp., Ltd.	4.3%
Ping An Insurance Group Co. of China, Ltd. - Class H	3.9%
Banco Bradesco SA, ADR	3.6%
AIA Group, Ltd.	2.7%
China Resources Land, Ltd.	2.4%
Vale SA, ADR	2.3%
Kotak Mahindra Bank, Ltd.	2.1%

    Sector Allocation 12/31/19

Sector	% of Net Assets
Financials	28.7%
Information Technology	17.0%
Consumer Discretionary	11.8%
Communication Services	11.0%
Consumer Staples	9.7%
Materials	7.2%
Real Estate	5.3%
Energy	4.1%
Industrials	2.3%
Short-Term Investments & Other Net Assets	1.9%
Health Care	1.0%

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (94.3%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (11.0%)
58.com, Inc., ADR*	Cayman Islands	200,244	12,961
Autohome, Inc., ADR*	Cayman Islands	136,696	10,937
China Mobile, Ltd.	Hong Kong	1,022,500	8,595
MTN Group, Ltd.	South Africa	1,166,600	6,871
Tencent Holdings, Ltd.	Cayman Islands	1,088,200	52,453

Total			91,817

Consumer Discretionary (11.8%)
Astra International Tbk PT	Indonesia	26,455,400	13,139
China International Travel Service Corp., Ltd. - Class A	China	898,401	11,472
Huazhu Group, Ltd., ADR*	Cayman Islands	259,158	10,385
Lojas Renner SA	Brazil	793,358	11,101
Midea Group Co., Ltd. - Class A	China	1,345,289	11,250
Naspers, Ltd. - Class N	South Africa	100,925	16,507
Prosus NV*	Netherlands	95,625	7,136
Sands China Ltd.	Cayman Islands	2,128,400	11,376
Yum China Holdings, Inc.	United States	123,644	5,936

Total			98,302

Consumer Staples (9.7%)
Ambev SA, ADR	Brazil	2,010,909	9,371
BIM Birlesik Magazalar AS	Turkey	997,253	7,822
BRF SA*	Brazil	796,935	6,974
Budweiser Brewing Co. APAC, Ltd.*	Cayman Islands	2,343,900	7,911
Fomento Economico Mexicano SAB de CV, ADR	Mexico	178,000	16,823
Hindustan Unilever, Ltd.	India	266,322	7,165
ITC, Ltd.	India	3,820,222	12,727
Kweichow Moutai Co., Ltd. - Class A	China	70,980	12,054

Total			80,847

Energy (2.4%)
LUKOIL PJSC, ADR	Russia	84,266	8,348
Novatek PJSC	Russia	386,930	7,874
Tenaris SA, ADR	Luxembourg	165,182	3,740

Total			19,962

Financials (28.7%)
AIA Group, Ltd.	Hong Kong	2,159,200	22,666
Banco Bradesco SA, ADR	Brazil	3,337,977	29,875
Banco Santander Chile, ADR	Chile	297,212	6,857
Bank Central Asia Tbk PT	Indonesia	6,543,500	15,720
Bank of the Philippine Islands	Philippines	3,580,636	6,214
China Merchants Bank Co., Ltd.	China	1,945,000	9,997
Grupo Financiero Banorte SAB de CV	Mexico	2,672,060	14,918
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	323,192	10,493

Common Stocks (94.3%)	Country	Shares/ Par+	Value $ (000’s)

Financials continued
Housing Development Finance Corp., Ltd.	India	1,049,747	35,488
IRB Brasil Resseguros SA	Brazil	615,150	5,961
Kotak Mahindra Bank, Ltd.	India	741,280	17,499
Ping An Insurance Group Co. of China, Ltd. - Class H	China	2,753,500	32,545
PT Bank Rakyat Indonesia Persero Tbk	Indonesia	32,769,700	10,342
Sberbank of Russia PJSC	Russia	2,538,076	10,417
SBI Life Insurance Co., Ltd.	India	773,700	10,418

Total			239,410

Health Care (1.0%)
Wuxi Biologics Cayman, Inc.*	Cayman Islands	668,000	8,457

Total			8,457

Industrials (2.3%)
Grupo Aeroportuario del Sureste SAB de CV - Class B	Mexico	566,480	10,613
Shanghai International Airport Co., Ltd. - Class A	China	776,182	8,775

Total			19,388

Information Technology (14.9%)
ASML Holding NV	Netherlands	16,600	4,910
Hangzhou Hikvision Digital Technology Co., Ltd. - Class A	China	963,362	4,528
Samsung Electronics Co., Ltd.	South Korea	730,150	35,182
Sunny Optical Technology Group Co., Ltd.	Cayman Islands	383,400	6,637
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	5,181,290	57,211
Tata Consultancy Services, Ltd.	India	516,262	15,659

Total			124,127

Materials (7.2%)
Grasim Industries, Ltd.	India	300,723	3,139
Indocement Tunggal Prakarsa Tbk PT	Indonesia	5,176,900	7,104
LG Chem, Ltd.	South Korea	47,777	13,068
The Siam Cement PCL	Thailand	568,600	7,365
UltraTech Cement, Ltd.	India	170,064	9,661
Vale SA, ADR	Brazil	1,475,070	19,471

Total			59,808

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

Common Stocks (94.3%)	Country	Shares/ Par+	Value $ (000’s)

Real Estate (5.3%)
Ayala Land, Inc.	Philippines	16,230,420	14,556
China Resources Land, Ltd.	Cayman Islands	3,980,000	19,818
Multiplan Empreendimentos lmobiliarios SA	Brazil	1,198,400	9,881

Total			44,255

Total Common Stocks
(Cost: $657,555)			786,373

Preferred Stocks (3.8%)
Consumer Staples (0.0%)
Amorepacific Corp.	South Korea	1,266	98

Total			98

Energy (1.7%)
Petroleo Brasileiro SA	Brazil	1,878,170	14,057

Total			14,057

Preferred Stocks (3.8%)	Country	Shares/ Par+	Value $ (000’s)

Information Technology (2.1%)
Samsung Electronics Co., Ltd.	South Korea	444,800	17,353

Total			17,353

Total Preferred Stocks
(Cost: $28,103)			31,508

Short-Term Investments (1.9%)

Money Market Funds (1.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	United States	16,166,254	16,166

Total			16,166

Total Short-Term Investments
(Cost: $16,166)			16,166

Total Investments (100.0%)
(Cost: $701,824)@			834,047

Other Assets, Less
Liabilities (0.0%)			(37)

Net Assets (100.0%)			834,010

Investments Percentage by Country is based on Net Assets:
Cayman Islands	17.0%
India	13.6%
Brazil	12.7%
China	10.8%
South Korea	7.9%
Taiwan	6.9%
Indonesia	5.5%
Mexico	5.1%
Hong Kong	5.0%
Other	15.5%

Total	100.0%

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $702,587 and the net unrealized appreciation of investments based on that cost was $131,460 which is comprised of $168,776 aggregate gross unrealized appreciation and $37,316 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$31,508	$-
Common Stocks
Consumer Discretionary	74,062	24,240	-
Consumer Staples	73,873	6,974	-
Energy	12,088	7,874	-
Financials	190,756	48,654	-
Information Technology	88,945	35,182	-
Materials	32,271	27,537	-
Real Estate	19,818	24,437	-
All Others	119,662	-	-
Short-Term Investments	16,166	-	-
Total Assets:	$627,641	$206,406	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S Government, its agencies or instrumentalities.	$447 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

MARKET OVERVIEW

Following the U.S. Federal Reserve’s (the “Fed”) December 2018 interest rate increase, the Fed pivoted toward a more accommodative stance in early 2019, enacting three 0.25% rate cuts during the second half of the year, which reduced the Federal Funds target rate to a range of 1.50%-1.75%.

In September, the repurchase agreement (“repo”) market was volatile due to a contraction in excess reserves in the banking system, outsized deposit flows related to corporate tax payments, and the settlement of Treasury obligations. This volatility prompted the Fed to inject considerable liquidity into the financial system during the balance of 2019 through regular overnight and term repo operations. The Fed also began purchasing $60 billion of Treasury bills per month to support the flow of funds and maintain control over short-term rates.

In July, Congress suspended the U.S. debt ceiling, which allowed the U.S. Treasury to issue additional debt. The Fed became active in short-term lending markets to improve liquidity during the reporting period, which may have contributed to a reduction in investable Treasury supply and lowered the relative value of short-term debt instruments.

PORTFOLIO RESULTS

The Portfolio returned 1.94% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill Index (the “Index”), returned 2.28%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the U.S. Government Money Market Funds peer group was 1.64%.

The U.S. Treasury bill yield curve (a graphical representation of short-term yields at different maturities) was inverted for most of the year. The biggest driver of the inversion was a shift in Fed monetary policy, which eased during the course of the year. Additionally, seasonal changes to the supply of Treasury bills and positive cash flows into government money market funds contributed to lower yields. Against this backdrop, the Portfolio’s investment team’s strategy was to evaluate term investment decisions versus their own expectations of both the frequency and the degree of future rate cuts.

The Portfolio’s yield remained competitive throughout the year. From a sector perspective, overweight exposure to U.S. Government Agency securities and an opportunistic allocation to floating rate notes contributed to the Portfolio’s relative performance. Tri-party repurchase agreements also contributed to the relative value of the Portfolio, with a target allocation of 30% to 45% of the net asset value. The large allocations to overnight tri-party repurchase agreements contributed to the Portfolio’s performance due to the liquidity benefits and competitive rates available in this asset class.

In terms of duration and yield curve management, the Portfolio’s duration exposure moved longer during the first quarter of the year as the markets slowly started repricing the Fed’s rate moves. While the market may have overpriced the scale of pending rate cuts throughout the year, the Portfolio’s investment team expected that rates would continue to decline. Therefore, the Portfolio purchased select long-term maturities during the year to reflect this viewpoint. The Portfolio ended the year with a weighted-average maturity of 41 days and a weighted-average life of 94 days.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

Government Money Market Portfolio (unaudited)

At the end of December, the Fed’s communications implied it was not contemplating significant policy changes and, as a consequence, futures contracts priced in the expectation of less than one rate cut in 2020. We are skeptical of the current market pricing and, barring significant adverse economic events, do not expect a further cut to the federal funds rate.

We expect that the publicly available Treasury bill supply will remain negative into the first few months of 2020 as the Fed continues to buy Treasury bills and coupons in 2020. We believe the Fed will continue to monitor conditions in the overnight repo market and provide liquidity to the banking system as needed to ensure adequate control of short-term interest rates.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Government Money Market Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Money Market Investments (100.2%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (0.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.540% #	713,636	714

Total		714

Repurchase Agreements (32.2%)
Tri-Party Bank of Montreal, 1.550%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $15,001,292, collateralized by various US Treasury obligations, 0.000% to 4.625%, due from 1/23/2020 to 5/15/2044, aggregate par and fair value of $13,590,314 and $15,301,045, respectively)	15,000,000	15,000
Tri-Party Bank of Nova Scotia, 1.550%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $9,000,775, collateralized by various US Treasury obligations, 0.125% to 3.000%, due from 3/15/2020 to 8/15/2047, aggregate par and fair value of $8,585,131 and $9,180,825, respectively)	9,000,000	9,000
Tri-Party BNP Paribas, 1.560%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $10,000,867, collateralized by various US Treasury obligations, 0.000% to 8.125%, due from 1/30/2020 to 8/15/2049, aggregate par and fair value of $10,956,452 and $10,200,000, respectively)	10,000,000	10,000
Tri-Party BNP Paribas, 1.580%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $29,002,546, collateralized by various US government sponsored agency obligations, 3.000% to 4.500%, due from 5/20/2042 to 11/20/2049, aggregate par and fair value of $28,714,559 and $29,580,000, respectively)	29,000,000	29,000
Tri-Party Citigroup Global Markets, Inc., 1.550%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $10,000,861, collateralized by various US Treasury obligations and various US government sponsored agency obligations, 2.690% to 9.000%, due from 6/15/2020 to 3/20/2068, aggregate par and fair value of $9,332,958 and $10,200,084, respectively)	10,000,000	10,000
Tri-Party Citigroup Global Markets, Inc., 1.570%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $10,000,872, collateralized by various US Treasury obligations, 0.625% to 3.000%, due from 9/30/2025 to 1/15/2026, aggregate par and fair value of $9,822,176 and $10,200,032, respectively)	10,000,000	10,000

Money Market Investments (100.2%)	Shares/ Par+	Value $ (000’s)

Repurchase Agreements continued
Tri-Party Goldman Sachs Group LP, 1.570%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $10,000,872, collateralized by various US government sponsored agency obligations, 3.000% to 6.500%, due from 6/15/2034 to 5/20/2048, aggregate par and fair value of $9,601,005 and $10,200,000, respectively)	10,000,000	10,000
Tri-Party HSBC Securities, 1.570%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $5,000,436, collateralized by various US Treasury obligations, 2.750% to 6.000%, due from 8/31/2025 to 5/1/2041, aggregate par and fair value of $4,839,987 and $5,101,346, respectively)	5,000,000	5,000
Tri-Party Mitsubishi UFJ, 1.570%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $10,000,872, collateralized by various US government sponsored agency obligations, 2.000% to 5.000%, due from 2/20/2034 to 9/20/2049, aggregate par and fair value of $9,810,037 and $10,200,000, respectively)	10,000,000	10,000
Tri-Party Mizuho Securities, 1.570%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $10,000,872, collateralized by US government sponsored agency, 3.000%, due 12/1/2049, par and fair value of $10,144,295 and $10,300,000, respectively)	10,000,000	10,000
Tri-Party Natixis S.A., 1.550%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $15,001,292, collateralized by various US Treasury obligations, 0.875% to 3.000%, due from 6/30/2022 to 2/15/2047, aggregate par and fair value of $14,985,526 and $15,300,070, respectively)	15,000,000	15,000
Tri-Party Natixis S.A., 1.570%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $5,000,436, collateralized by various US Treasury obligations, 2.875% to 3.500%, due from 5/15/2020 to 5/15/2028, aggregate par and fair value of $4,741,126 and $5,100,069, respectively)	5,000,000	5,000
Tri-Party TD Securities, 1.570%, 1/2/20 (Purchased on 12/31/19, to be repurchased at $6,000,523, collateralized by US government sponsored agency, 3.000%, due 11/1/2049, par and fair value of $6,090,309 and $6,180,001, respectively)	6,000,000	6,000

Total		144,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (100.2%)	Shares/ Par+	Value $ (000’s)
US Government & Agencies (67.8%)
Federal Farm Credit Bank, 0.000%, 1/17/20	3,090,000	3,087
Federal Farm Credit Bank, 0.000%, 1/23/20	980,000	979
Federal Farm Credit Bank, 0.000%, 1/29/20	685,000	684
Federal Farm Credit Bank, 0.000%, 2/4/20	1,890,000	1,886
Federal Farm Credit Bank, 0.000%, 2/21/20	1,800,000	1,794
Federal Farm Credit Bank, 0.000%, 3/3/20	1,685,000	1,679
Federal Farm Credit Bank, 0.000%, 3/10/20	3,480,000	3,465
Federal Farm Credit Bank, 0.000%, 3/24/20	2,880,000	2,864
Federal Farm Credit Bank, 0.000%, 5/14/20	90,000	89
Federal Farm Credit Bank, 0.000%, 6/12/20	125,000	124
Federal Farm Credit Bank, 0.000%, 6/26/20	4,465,000	4,424
Federal Farm Credit Bank, 0.000%, 6/30/20	1,540,000	1,526
Federal Farm Credit Bank, 0.000%, 7/7/20	90,000	89
Federal Farm Credit Bank, 0.000%, 8/14/20	1,725,000	1,708
Federal Farm Credit Bank, 0.000%, 9/28/20	1,040,000	1,027
Federal Farm Credit Bank, 1.645%, (US SOFR plus 0.105%), 1/15/21	1,000,000	1,000
Federal Farm Credit Bank, 1.660%, (ICE LIBOR USD 1 Month less 0.050%), 2/7/20	4,910,000	4,910
Federal Farm Credit Bank, 1.678%, (ICE LIBOR USD 1 Month less 0.040%), 9/11/20	1,975,000	1,975
Federal Farm Credit Bank, 1.687%, (ICE LIBOR USD 1 Month less 0.050%), 8/17/20	1,445,000	1,445
Federal Farm Credit Bank, 1.730%, (US SOFR plus 0.190%), 11/18/21	835,000	835
Federal Farm Credit Bank, 1.740%, (ICE LIBOR USD 1 Month less 0.005%), 6/18/20	540,000	540
Federal Farm Credit Bank, 1.751%, (US Treasury 3 Month Bill Money Market Yield plus 0.225%), 7/8/21	1,015,000	1,015
Federal Farm Credit Bank, 1.764%, (ICE LIBOR USD 1 Month), 6/19/20	4,000,000	4,001
Federal Farm Credit Bank, 1.765%, (ICE LIBOR USD 1 Month plus 0.025%), 12/14/20	2,185,000	2,185
Federal Farm Credit Bank, 1.785%, (ICE LIBOR USD 1 Month plus 0.045%), 4/16/21	2,485,000	2,485
Federal Farm Credit Bank, 1.786%, (US Treasury 3 Month Bill Money Market Yield plus 0.260%), 6/17/21	1,775,000	1,775
Federal Farm Credit Bank, 1.792%, (ICE LIBOR USD 1 Month), 6/26/20	1,880,000	1,880
Federal Farm Credit Bank, 1.816%, (ICE LIBOR USD 3 Month less 0.120%), 1/27/20	5,415,000	5,415
Federal Farm Credit Bank, 1.846%, (ICE LIBOR USD 1 Month plus 0.110%), 11/12/21	500,000	500
Federal Farm Credit Bank, 1.869%, (ICE LIBOR USD 1 Month plus 0.160%), 7/1/21	1,450,000	1,450
Federal Home Loan Bank, 0.000%, 1/3/20	3,310,000	3,310
Federal Home Loan Bank, 0.000%, 1/8/20	5,780,000	5,778
Federal Home Loan Bank, 0.000%, 1/10/20	1,955,000	1,954
Federal Home Loan Bank, 0.000%, 1/15/20	3,775,000	3,773
Federal Home Loan Bank, 0.000%, 1/17/20	340,000	340
Federal Home Loan Bank, 0.000%, 1/21/20	3,125,000	3,122
Federal Home Loan Bank, 0.000%, 1/22/20	8,410,000	8,401

Money Market Investments (100.2%)	Shares/ Par+	Value $ (000’s)
US Government & Agencies continued
Federal Home Loan Bank, 0.000%, 1/24/20	1,010,000	1,009
Federal Home Loan Bank, 0.000%, 1/31/20	2,395,000	2,392
Federal Home Loan Bank, 0.000%, 2/5/20	3,020,000	3,016
Federal Home Loan Bank, 0.000%, 2/6/20	2,335,000	2,331
Federal Home Loan Bank, 0.000%, 2/7/20	5,730,000	5,720
Federal Home Loan Bank, 0.000%, 2/13/20	825,000	823
Federal Home Loan Bank, 0.000%, 2/14/20	7,170,000	7,156
Federal Home Loan Bank, 0.000%, 2/19/20	1,430,000	1,427
Federal Home Loan Bank, 0.000%, 2/21/20	525,000	524
Federal Home Loan Bank, 0.000%, 3/4/20	2,400,000	2,393
Federal Home Loan Bank, 0.000%, 3/11/20	8,445,000	8,419
Federal Home Loan Bank, 0.000%, 3/13/20	2,530,000	2,521
Federal Home Loan Bank, 0.000%, 3/18/20	3,675,000	3,662
Federal Home Loan Bank, 0.000%, 3/20/20	5,215,000	5,193
Federal Home Loan Bank, 0.000%, 3/25/20	2,175,000	2,165
Federal Home Loan Bank, 0.000%, 4/3/20	530,000	528
Federal Home Loan Bank, 0.000%, 4/6/20	1,340,000	1,334
Federal Home Loan Bank, 0.000%, 4/8/20	3,010,000	2,996
Federal Home Loan Bank, 0.000%, 4/15/20	2,665,000	2,652
Federal Home Loan Bank, 0.000%, 4/24/20	1,375,000	1,368
Federal Home Loan Bank, 0.000%, 5/6/20	7,990,000	7,946
Federal Home Loan Bank, 0.000%, 5/13/20	3,990,000	3,967
Federal Home Loan Bank, 0.000%, 5/20/20	2,400,000	2,385
Federal Home Loan Bank, 0.000%, 6/3/20	2,150,000	2,135
Federal Home Loan Bank, 0.000%, 6/5/20	2,445,000	2,429
Federal Home Loan Bank, 0.000%, 6/25/20	1,755,000	1,742
Federal Home Loan Bank, 0.000%, 6/26/20	335,000	332
Federal Home Loan Bank, 0.000%, 7/1/20	1,725,000	1,711
Federal Home Loan Bank, 0.000%, 7/6/20	670,000	665
Federal Home Loan Bank, 0.000%, 8/14/20	2,675,000	2,648
Federal Home Loan Bank, 1.545%, (US SOFR plus 0.005%), 1/17/20	1,775,000	1,775
Federal Home Loan Bank, 1.550%, (US SOFR plus 0.010%), 1/24/20	1,720,000	1,720
Federal Home Loan Bank, 1.550%, (US SOFR plus 0.010%), 2/21/20	1,040,000	1,040
Federal Home Loan Bank, 1.560%, 5/1/20	2,660,000	2,660
Federal Home Loan Bank, 1.560%, (US SOFR plus 0.020%), 5/22/20	995,000	995
Federal Home Loan Bank, 1.570%, (US SOFR plus 0.030%), 8/21/20	540,000	540
Federal Home Loan Bank, 1.575%, (US SOFR plus 0.035%), 6/19/20	920,000	920
Federal Home Loan Bank, 1.580%, (US SOFR plus 0.040%), 2/9/21	680,000	680
Federal Home Loan Bank, 1.585%, (US SOFR plus 0.045%), 1/17/20	1,820,000	1,820
Federal Home Loan Bank, 1.590%, (US SOFR plus 0.050%), 1/17/20	220,000	220
Federal Home Loan Bank, 1.590%, 5/14/20	1,180,000	1,180
Federal Home Loan Bank, 1.590%, (US SOFR plus 0.050%), 1/22/21	695,000	695
Federal Home Loan Bank, 1.600%, 5/13/20	1,685,000	1,685
Federal Home Loan Bank, 1.615%, (US SOFR plus 0.075%), 7/24/20	595,000	595
Federal Home Loan Bank, 1.615%, (US SOFR plus 0.075%), 7/8/21	1,465,000	1,465
Federal Home Loan Bank, 1.615%, (US SOFR plus 0.075%), 7/23/21	950,000	950
Federal Home Loan Bank, 1.625%, (US SOFR plus 0.085%), 9/10/21	4,415,000	4,415

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (100.2%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies continued
Federal Home Loan Bank, 1.635%, (US SOFR plus 0.105%), 10/1/20	2,060,000	2,060
Federal Home Loan Bank, 1.655%, (US SOFR plus 0.115%), 3/12/21	1,885,000	1,885
Federal Home Loan Bank, 1.660%, (US SOFR plus 0.120%), 10/7/20	1,120,000	1,120
Federal Home Loan Bank, 1.664%, (ICE LIBOR USD 1 Month less 0.030%), 8/4/20	1,240,000	1,240
Federal Home Loan Bank, 1.670%, (US SOFR plus 0.130%), 10/16/20	9,455,000	9,455
Federal Home Loan Bank, 1.697%, (ICE LIBOR USD 1 Month less 0.040%), 4/17/20	9,480,000	9,480
Federal Home Loan Bank, 1.705%, (ICE LIBOR USD 1 Month less 0.035%), 1/14/20	1,170,000	1,170
Federal Home Loan Bank, 1.720%, (ICE LIBOR USD 1 Month less 0.060%), 2/24/20	3,780,000	3,780
Federal Home Loan Bank, 1.720%, (ICE LIBOR USD 1 Month plus 0.005%), 7/10/20	3,690,000	3,690
Federal Home Loan Bank, 1.752%, (ICE LIBOR USD 1 Month less 0.040%), 2/25/20	1,920,000	1,920
Federal Home Loan Bank, 1.760%, (ICE LIBOR USD 1 Month plus 0.050%), 5/8/20	500,000	500
Federal Home Loan Bank, 1.770%, (ICE LIBOR USD 1 Month plus 0.050%), 5/8/20	1,350,000	1,350
Federal Home Loan Bank, 1.803%, (ICE LIBOR USD 3 Month less 0.125%), 12/21/20	2,880,000	2,880
Federal Home Loan Bank, 1.826%, (ICE LIBOR USD 3 Month less 0.140%), 4/20/20	2,670,000	2,670
Federal Home Loan Bank, 2.625%, 10/1/20	1,110,000	1,118
Federal Home Loan Mortgage Corp., 0.000%, 1/17/20	725,000	724
Federal Home Loan Mortgage Corp., 0.000%, 3/10/20	1,435,000	1,431

Money Market Investments (100.2%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies continued
Federal Home Loan Mortgage Corp., 0.000%, 3/18/20	6,390,000	6,368
Federal Home Loan Mortgage Corp., 0.000%, 5/19/20	1,455,000	1,446
Federal National Mortgage Association, 0.000%, 1/24/20	1,520,000	1,519
US Treasury, 0.000%, 1/2/20	5,000,000	5,000
US Treasury, 0.000%, 2/13/20	12,035,000	12,010
US Treasury, 0.000%, 2/20/20	250,000	249
US Treasury, 0.000%, 2/27/20	5,830,000	5,813
US Treasury, 0.000%, 4/9/20	3,065,000	3,051
US Treasury, 0.000%, 4/23/20	7,860,000	7,802
US Treasury, 0.000%, 5/7/20	3,180,000	3,163
US Treasury, 0.000%, 5/28/20	2,520,000	2,504
US Treasury, 1.500%, 5/15/20	855,000	853
US Treasury, 1.500%, 5/31/20	600,000	599
US Treasury, 1.569%, (US Treasury 3 Month Bill Money Market Yield plus 0.043%), 7/31/20	1,135,000	1,134
US Treasury, 1.571%, (US Treasury 3 Month Bill Money Market Yield plus 0.045%), 10/31/20	5,000,000	4,996
US Treasury, 1.625%, 11/30/20	475,000	475
US Treasury, 1.665%, (US Treasury 3 Month Bill Money Market Yield plus 0.139%), 4/30/21	380,000	379
US Treasury, 1.746%, (US Treasury 3 Month Bill Money Market Yield plus 0.220%), 7/31/21	2,000,000	2,000
US Treasury, 2.000%, 11/30/20	280,000	281
US Treasury, 2.250%, 3/31/20	885,000	885
US Treasury, 2.375%, 4/30/20	1,300,000	1,302
US Treasury, 2.625%, 11/15/20	1,180,000	1,190
US Treasury, 3.500%, 5/15/20	2,745,000	2,762

Total		302,712

Total Money Market Investments
(Cost: $447,426)		447,426

Total Investments (100.2%)
(Cost: $447,426)		447,426

Other Assets, Less		(909)

Liabilities (-0.2%)
Net Assets (100.0%)		446,517

+	All par is stated in U.S Dollar unless otherwise noted.

#	7-Day yield as of 12/31/2019.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments
Money Market Funds	$714	$-	$-
All Others	-	446,712	-
Total Assets:	$714	$446,712	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$335 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

MARKET OVERVIEW

U.S. bond returns were positive for the year, as Treasury yields decreased across all maturities and the U.S. Federal Reserve (the “Fed”) reduced interest rates three times, ending the year with a federal funds target rate range of between 1.50% and 1.75%. Shorter-term Treasury yields declined as the Fed pursued a looser monetary policy and provided liquidity to short-term lending markets in the final months of the year. Longer-term Treasury yields also fell sharply but finished the year above their August lows. U.S.-China trade tensions, negative interest rates in most non-U.S. developed markets and volatile geopolitical and economic developments kept demand for U.S. short-term debt strong. Among investment grade bonds, long-term Treasurys and corporate bonds had the highest returns. Mortgage-backed securities (“MBS”) advanced to a lesser extent, hindered by an increase in mortgage pre-payments and refinancing activity. Asset-backed securities (“ABS”) trailed and high yield bonds advanced strongly for the year as investors embraced riskier assets and searched for higher yields due to falling interest rates.

PORTFOLIO RESULTS

The Portfolio returned 4.38% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index (the “Index”), returned 4.03%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Short Investment Grade Debt Funds peer group was 3.81%.

Sector allocation drove the Portfolio’s outperformance during the reporting period, while security selection and yield curve positioning detracted slightly.

Relative to the Index, the Portfolio continued to underweight U.S. Treasurys while aiming to add yield by overweighting non-Treasury sectors and taking out-of-benchmark positions in higher yielding securitized debt. This positioning benefited results, especially when risk sentiment was positive. Solid corporate earnings and economic growth supported investor sentiment for the majority of the year. Strong demand from investors looking for additional yield, along with positive credit fundamentals, pressured Treasurys and supported short maturity corporate bonds.

The Portfolio’s non-benchmark positions in MBS, commercial mortgage-backed securities and ABS, which benefited from still-solid consumer fundamentals and attractive relative-value opportunities, also boosted returns. Security selection among BBB corporate bonds detracted slightly, led by the Portfolio’s position in Ford Motor Credit and Deutsche Bank. Yield curve positioning also detracted as a result of the Portfolio’s underweight allocation to two-year maturity bonds, where rates declined the most, and overweight allocation to five-year maturity bonds. Treasury yields fell over the year in line with the Fed’s three rate cuts. The yield on the two-year Treasury note fell to 1.58% from 2.48%, while the yield on the ten-year fell to 1.92% from 2.69%.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Short-Term Bond Portfolio (unaudited)

For a short-term bond portfolio, we believe yield plays a greater role than price appreciation in generating excess returns and limiting volatility. Because corporate bonds and securitized issues typically have greater yields than Treasurys, we believe that advantageous yield can be achieved by selectively overweighting these sectors in the Portfolio.

We also believe that the macroeconomic environment and corporate fundamentals continue to support riskier assets; however, uncertainty remains about the outlook for U.S. and global growth, and corporate debt levels remain historically high.

Acknowledging the ongoing challenges to the global economy, many global central banks have cut interest rates and taken other measures to loosen monetary policy. Those moves, combined with the banks’ assurances of keeping rates low to support growth, have pushed global interest rates lower. While these changes have given more support to riskier assets, our outlook for the coming months remains somewhat guarded. Global risks remain and could quickly spark a sell-off in risky securities. Amid such uncertainty, we anticipate selectively adding to risk with holdings skewed toward shorter-maturity bonds as well as defensive securitized sectors. In such an environment, sector allocation, as well as credit selection, will be increasingly important.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Short-Term Bond Portfolio	4.38%	1.88%	1.66%
Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index	4.03%	1.68%	1.54%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	3.81%	1.64%	1.67%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purpose keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Short-Term Bond Portfolio (unaudited)

   Top 10 Fixed Income Holdings 12/31/19

Security Description	% of Net Assets
US Treasury, Various	18.2%
Federal National Mortgage Association, Various	3.3%
Government National Mortgage Association, Various	1.4%
Ford Motor Credit Co. LLC, Various	1.0%
Synchrony Financial, Various	0.9%
Bristol-Myers Squibb Co., Various	0.8%
Discover Bank, Various	0.8%
AbbVie, Inc., Various	0.8%
Bunge, Ltd. Finance Corp., Various	0.7%
SBA Tower Trust, Various	0.7%

   Sector Allocation 12/31/19

Sector	% of Net Assets
Corporate Bonds	49.0%
Structured Products	31.8%
Governments	18.2%
Short-Term Investments & Other Net Assets	1.0%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Short-Term Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Basic Materials (1.5%)
Anglo American Capital PLC 3.750%, 4/10/22 144A	315,000	323
4.125%, 9/27/22 144A	295,000	307
ArcelorMittal 6.250%, 2/25/22	565,000	609
CNAC HK Finbridge Co., Ltd. 3.000%, 7/19/20 §	390,000	391
4.125%, 3/14/21 §	360,000	366
DowDuPont, Inc. 3.766%, 11/15/20	520,000	527
Equate Petrochemical BV 3.000%, 3/3/22	400,000	402
International Flavors & Fragrances, Inc. 3.400%, 9/25/20	195,000	197
LyondellBasell Industries NV 6.000%, 11/15/21	280,000	297
POSCO 2.375%, 11/12/22 144A b	810,000	809
Southern Copper Corp. 5.375%, 4/16/20	245,000	247
Syngenta Finance NV 3.698%, 4/24/20 144A	435,000	436
3.933%, 4/23/21 144A	265,000	269

Total		5,180

Communications (2.3%)
America Movil SAB de CV 5.000%, 3/30/20	211,000	212
Axiata SPV2 Bhd 3.466%, 11/19/20 §	400,000	403
Baidu, Inc. 2.875%, 7/6/22	405,000	408
3.500%, 11/28/22	345,000	355
Charter Communications Operating LLC /
Charter Communications Operating Capital Corp. 3.579%, 7/23/20	630,000	634
4.464%, 7/23/22 b	820,000	862
Comcast Corp. 3.700%, 4/15/24	460,000	490
Crown Castle Towers LLC 3.720%, 7/15/43 144A	300,000	310
eBay, Inc. 2.150%, 6/5/20	375,000	375
Fox Corp. 3.666%, 1/25/22 144A	120,000	124
4.030%, 1/25/24 144A	145,000	154
The Interpublic Group of Companies, Inc. 3.500%, 10/1/20	140,000	142
JD.com, Inc. 3.125%, 4/29/21 b	1,195,000	1,204
Neptune Finco Corp. 10.875%, 10/15/25 144A	337,000	377
Omnicom Group, Inc. 4.450%, 8/15/20	240,000	243

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Communications continued
The Priceline Group, Inc. 2.750%, 3/15/23	150,000	153
Telefonica Emisiones SAU 5.134%, 4/27/20	260,000	262
Tencent Holdings, Ltd. 2.875%, 2/11/20 144A	585,000	585
Vodafone Group PLC 3.750%, 1/16/24	325,000	344
WPP Finance 2010 3.625%, 9/7/22	140,000	145

Total		7,782

Consumer, Cyclical (5.3%)
American Airlines Pass Through Trust, Series 2017-2, Class B 3.700%, 4/15/27	326,611	330
BMW US Capital LLC 3.014%, (ICE LIBOR USD 3 Month plus 0.410%), 4/12/21 144A	525,000	526
3.035%, (ICE LIBOR USD 3 Month plus 0.500%), 8/13/21 144A	390,000	391
D.R. Horton, Inc. 2.550%, 12/1/20	240,000	241
Daimler Finance North America LLC
2.300%, 2/12/21 144A b	705,000	706
3.100%, 5/4/20 144A	290,000	291
Delta Air Lines, Inc. 2.875%, 3/13/20	295,000	295
Dollar Tree, Inc. 3.288%, (ICE LIBOR USD 3 Month plus 0.700%), 4/17/20	585,000	585
Ford Motor Credit Co. LLC 2.459%, 3/27/20	245,000	245
2.681%, 1/9/20 b	820,000	820
3.273%, (ICE LIBOR USD 3 Month plus 0.930%), 9/24/20 b	925,000	926
3.350%, 11/1/22	620,000	626
3.470%, 4/5/21	200,000	202
3.813%, 10/12/21	220,000	224
5.875%, 8/2/21	200,000	209
General Motors Financial Co., Inc. 3.200%, 7/13/20 b	740,000	743
3.442%, (ICE LIBOR USD 3 Month plus 0.850%), 4/9/21	350,000	351
3.450%, 1/14/22	185,000	189
3.550%, 7/8/22	170,000	175
Harley-Davidson Financial Services, Inc. 2.150%, 2/26/20 144A	225,000	225
2.550%, 6/9/22 144A	170,000	171
3.022%, (ICE LIBOR USD 3 Month plus 0.500%), 5/21/20 144A	375,000	375
3.460%, (ICE LIBOR USD 3 Month plus 0.940%), 3/2/21 144A	470,000	473
4.050%, 2/4/22 144A	560,000	578
Hasbro, Inc. 2.600%, 11/19/22	395,000	397

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
3.000%, 11/19/24	525,000	527
Hyundai Capital America 2.450%, 6/15/21 144A	325,000	325
2.850%, 11/1/22 144A	228,000	230
3.000%, 6/20/22 144A	470,000	475
3.950%, 2/1/22 144A	245,000	252
McDonald’s Corp. 3.350%, 4/1/23	305,000	317
Nissan Motor Acceptance Corp. 3.650%, 9/21/21 144A	405,000	413
O’Reilly Automotive, Inc. 3.800%, 9/1/22	195,000	203
PACCAR Financial Corp. 3.100%, 5/10/21	585,000	595
Panasonic Corp. 2.536%, 7/19/22 144A	335,000	338
QVC, Inc. 5.125%, 7/2/22 b	765,000	805
Royal Caribbean Cruises, Ltd. 2.650%, 11/28/20	125,000	126
Starbucks Corp. 2.700%, 6/15/22	205,000	209
Toyota Industries Corp. 3.110%, 3/12/22 144A	435,000	443
Toyota Motor Credit Corp. 2.650%, 4/12/22 b	875,000	890
United Airlines Pass Through Trust, Series 2019-2, Class B 3.500%, 11/1/29	180,000	182
Volkswagen Group of America Finance LLC 2.500%, 9/24/21 144A	200,000	202
2.700%, 9/26/22 144A	290,000	293
3.875%, 11/13/20 144A	465,000	473

Total		17,592

Consumer, Non-cyclical (8.7%)
AbbVie, Inc. 2.300%, 5/14/21	375,000	377
2.600%, 11/21/24 144A b	1,250,000	1,257
2.900%, 11/6/22 b	775,000	791
3.200%, 11/6/22	85,000	87
Actavis Funding SCS 3.450%, 3/15/22	265,000	271
Altria Group, Inc. 3.490%, 2/14/22	490,000	504
3.800%, 2/14/24 b	620,000	652
AmerisourceBergen Corp. 3.500%, 11/15/21	305,000	312
Anthem, Inc. 2.500%, 11/21/20	105,000	105
BAT Capital Corp. 2.764%, 8/15/22 b	1,555,000	1,577
Baxalta, Inc. 3.600%, 6/23/22	125,000	128
Bayer US Finance II LLC 2.979%, (ICE LIBOR USD 3 Month plus 0.630%), 6/25/21 144A	580,000	582
3.500%, 6/25/21 144A	310,000	316
Becton Dickinson and Co. 2.894%, 6/6/22	345,000	351

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Biogen, Inc. 2.900%, 9/15/20	230,000	232
Bristol-Myers Squibb Co. 2.600%, 5/16/22 144A	210,000	213
2.750%, 2/15/23 144A	300,000	306
2.875%, 8/15/20 144A	567,000	570
2.875%, 2/19/21 144A	548,000	554
2.900%, 7/26/24 144A	420,000	433
3.250%, 2/20/23 144A	95,000	98
3.550%, 8/15/22 144A	300,000	312
3.625%, 5/15/24 144A	80,000	84
Bunge, Ltd. Finance Corp. 3.000%, 9/25/22 b	1,070,000	1,085
3.500%, 11/24/20 b	1,210,000	1,225
4.350%, 3/15/24	55,000	58
Campbell Soup Co. 2.910%, (ICE LIBOR USD 3 Month plus 0.500%), 3/16/20	475,000	475
Cardinal Health, Inc. 2.616%, 6/15/22	50,000	51
3.079%, 6/15/24	310,000	319
3.200%, 3/15/23	395,000	405
3.500%, 11/15/24	525,000	548
Cigna Corp. 2.789%, (ICE LIBOR USD 3 Month plus 0.650%), 9/17/21	315,000	315
3.000%, 7/15/23 144A	320,000	327
3.400%, 9/17/21	175,000	179
3.750%, 7/15/23	495,000	519
3.900%, 2/15/22 144A	250,000	259
4.125%, 9/15/20 144A	325,000	330
Conagra Brands, Inc. 3.342%, (ICE LIBOR USD 3 Month plus 0.750%), 10/22/20	215,000	215
CVS Health Corp. 2.625%, 8/15/24	150,000	151
3.083%, (ICE LIBOR USD 3 Month plus 0.630%), 3/9/20	30,000	30
3.173%, (ICE LIBOR USD 3 Month plus 0.720%), 3/9/21	320,000	322
3.350%, 3/9/21	510,000	518
3.700%, 3/9/23 b	835,000	869
Elanco Animal Health, Inc. 3.912%, 8/27/21	360,000	369
EMD Finance LLC 2.400%, 3/19/20 144A	460,000	460
2.950%, 3/19/22 144A	190,000	193
Equifax, Inc. 2.300%, 6/1/21	465,000	466
3.388%, (ICE LIBOR USD 3 Month plus 0.870%), 8/15/21	285,000	286
3.600%, 8/15/21	275,000	281
Express Scripts Holding Co. 3.274%, (ICE LIBOR USD 3 Month plus 0.750%), 11/30/20 b	750,000	750
General Mills, Inc. 3.141%, (ICE LIBOR USD 3 Month plus 0.540%), 4/16/21	465,000	467
Global Payments, Inc. 2.650%, 2/15/25	345,000	346

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Humana, Inc. 2.900%, 12/15/22	80,000	81
3.150%, 12/1/22	150,000	154
3.850%, 10/1/24	30,000	32
Imperial Brands Finance PLC 2.950%, 7/21/20 144A b	945,000	948
3.750%, 7/21/22 144A b	805,000	828
Keurig Dr. Pepper, Inc. 3.551%, 5/25/21	465,000	475
McKesson Corp. 3.650%, 11/30/20 b	650,000	659
Molson Coors Brewing Co. -Class B 2.250%, 3/15/20	430,000	430
Pernod-Ricard SA 4.450%, 1/15/22 144A	535,000	559
Perrigo Finance PLC 3.900%, 12/15/24 b	865,000	888
Perrigo Finance Unlimited Co. 3.500%, 12/15/21	400,000	405
RELX Capital, Inc. 3.500%, 3/16/23	270,000	281
Reynolds American, Inc. 3.250%, 6/12/20	145,000	146
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	55,000	56
Takeda Pharmaceutical Co., Ltd. 4.000%, 11/26/21 b	780,000	806
Tyson Foods, Inc. 2.250%, 8/23/21	280,000	281
Watson Pharmaceuticals, Inc. 3.250%, 10/1/22	80,000	82

Total		29,041

Diversified (0.1%)
CK Hutchison International 17 II, Ltd. 2.750%, 3/29/23	400,000	402

Total		402

Energy (4.7%)
Cenovus Energy, Inc. 3.000%, 8/15/22	550,000	557
China Shenhua Overseas Capital Co., Ltd. 3.125%, 1/20/20 §,b	785,000	785
Columbia Pipeline Group, Inc. 3.300%, 6/1/20	535,000	537
Diamondback Energy, Inc. 2.875%, 12/1/24 b	830,000	839
Energy Transfer Operating LP 4.250%, 3/15/23	310,000	324
5.875%, 1/15/24 b	1,054,000	1,166
Eni SpA 4.000%, 9/12/23 144A	200,000	211
Enterprise Products Operating LLC 2.800%, 2/15/21	480,000	485
3.500%, 2/1/22	500,000	515
EQT Corp. 3.089%, (ICE LIBOR USD 3 Month plus 0.770%), 10/1/20 b	890,000	888
Exxon Mobil Corp. 2.844%, (ICE LIBOR USD 3 Month plus 0.370%), 3/6/22 b	1,110,000	1,117

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Energy continued
Marathon Oil Corp. 2.800%, 11/1/22 b	855,000	869
MPLX LP
3.002%, (ICE LIBOR USD 3 Month plus 0.900%), 9/9/21	120,000	120
3.202%, (ICE LIBOR USD 3 Month plus 1.100%), 9/9/22	380,000	381
Occidental Petroleum Corp.
2.600%, 8/13/21	430,000	433
2.700%, 8/15/22	410,000	414
Phillips 66
3.121%, (ICE LIBOR USD 3 Month plus 0.600%), 2/26/21	335,000	335
Plains All American Pipeline LP / PAA Finance Corp. 5.000%, 2/1/21	220,000	225
Sabine Pass Liquefaction LLC 5.625%, 2/1/21 b	1,320,000	1,357
Saudi Arabian Oil Co. 2.750%, 4/16/22 144A b	805,000	814
Schlumberger Holdings Corp. 3.750%, 5/1/24 144A	295,000	311
Western Midstream Operating LP 4.000%, 7/1/22 b	800,000	820
The Williams Cos., Inc. 3.700%, 1/15/23 b	979,000	1,013
Williams Partners LP
3.350%, 8/15/22	95,000	97
5.250%, 3/15/20 b	1,230,000	1,237

Total		15,850

Financial (17.6%)
ABN AMRO Bank NV 3.091%, (ICE LIBOR USD 3 Month plus 0.570%), 8/27/21 144A b	760,000	763
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 2/1/22	475,000	491
4.450%, 12/16/21	455,000	474
4.625%, 10/30/20	300,000	306
AIA Group, Ltd. 2.907%, (ICE LIBOR USD 3 Month plus 0.520%), 9/20/21 144A b	765,000	765
AIG Global Funding 3.350%, 6/25/21 144A	365,000	373
Air Lease Corp. 2.125%, 1/15/20	570,000	570
2.250%, 1/15/23	360,000	360
2.500%, 3/1/21	135,000	136
3.500%, 1/15/22	265,000	272
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	519,000	523
American Express Co. 3.000%, 2/22/21	520,000	526
American Express Credit Corp. 2.200%, 3/3/20 b	700,000	700
American International Group, Inc. 4.875%, 6/1/22	335,000	358
6.400%, 12/15/20	175,000	182

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Financial continued
Aon Corp. 2.200%, 11/15/22	180,000	181
5.000%, 9/30/20	60,000	61
Aon PLC 2.800%, 3/15/21	570,000	576
Avolon Holdings Funding, Ltd. 3.625%, 5/1/22 144A b	670,000	687
3.950%, 7/1/24 144A	130,000	135
Banco Santander Chile 2.500%, 12/15/20 144A b	860,000	858
Banco Santander Mexico SA Institucion De Banca Multiple Grupo Financiero Santander Mexico 4.125%, 11/9/22 b	775,000	805
Banco Santander SA 3.724%, (ICE LIBOR USD 3 Month plus 1.120%), 4/12/23	400,000	403
Bank of America Corp.
2.314%, (ICE LIBOR USD 3 Month plus 0.380%), 1/23/22	395,000	395
2.503%, 10/21/22	280,000	283
2.597%, (ICE LIBOR USD 3 Month plus 0.650%), 6/25/22	410,000	412
2.625%, 4/19/21	315,000	318
3.126%, (ICE LIBOR USD 3 Month plus 1.160%), 1/20/23 b	665,000	675
Bank of Montreal 3.057%, (ICE LIBOR USD 3 Month plus 0.460%), 4/13/21	430,000	431
Banque Federative du Credit Mutuel SA 2.125%, 11/21/22 144A	630,000	631
Barclays Bank PLC 2.650%, 1/11/21	445,000	448
Barclays PLC 4.209%, (ICE LIBOR USD 3 Month plus 1.625%), 1/10/23	290,000	294
BB&T Corp. 2.150%, 2/1/21	550,000	551
BDO Unibank, Inc. 2.950%, 3/6/23 b	800,000	806
Bohai Capital Holding Co., Ltd. 3.625%, 3/15/21 144A b	690,000	699
BPCE SA 3.743%, (ICE LIBOR USD 3 Month plus 1.220%), 5/22/22 144A	280,000	284
Brixmor Operating Partnership LP 3.875%, 8/15/22	80,000	83
Capital One Financial Corp. 2.400%, 10/30/20	300,000	301
2.500%, 5/12/20	170,000	170
3.200%, 1/30/23	345,000	355
3.500%, 6/15/23	245,000	254
3.900%, 1/29/24	240,000	254
Capital One NA 2.150%, 9/6/22	535,000	536
2.250%, 9/13/21	330,000	331
The Charles Schwab Corp. 2.842%, (ICE LIBOR USD 3 Month plus 0.320%), 5/21/21	470,000	470
Citibank NA 2.125%, 10/20/20	405,000	405

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Financial continued
2.844%, (ICE LIBOR USD 3 Month plus 0.596%), 5/20/22	620,000	627
Citigroup, Inc.
2.312%, (US SOFR plus 0.867%), 11/4/22	575,000	577
2.700%, 3/30/21	35,000	35
2.900%, 12/8/21 b	675,000	686
Citizens Bank NA 2.250%, 3/2/20	565,000	565
2.250%, 10/30/20	250,000	251
2.550%, 5/13/21	250,000	252
3.250%, 2/14/22	290,000	297
Citizens Financial Group, Inc. 2.375%, 7/28/21	35,000	35
Cooperatieve Rabobank UA 3.950%, 11/9/22 b	645,000	674
Credit Agricole SA 3.601%, (ICE LIBOR USD 3 Month plus 1.020%), 4/24/23 144A	315,000	318
The Credit Mutuel-CM11 Group 2.200%, 7/20/20 144A	435,000	435
Credit Suisse AG 2.100%, 11/12/21	635,000	638
5.400%, 1/14/20	150,000	150
Crown Castle International Corp. 2.250%, 9/1/21	195,000	196
3.400%, 2/15/21	385,000	390
Danske Bank A/S 2.200%, 3/2/20 144A b	820,000	820
3.001%, (ICE LIBOR USD 3 Month plus 1.249%), 9/20/22 144A b	725,000	731
5.000%, 1/12/22 144A	465,000	488
Deutsche Bank AG 2.950%, 8/20/20	420,000	421
3.150%, 1/22/21	530,000	532
3.375%, 5/12/21	100,000	101
3.855%, (ICE LIBOR USD 3 Month plus 1.290%), 2/4/21	405,000	406
Discover Bank 3.100%, 6/4/20 b	1,025,000	1,029
3.200%, 8/9/21	470,000	478
7.000%, 4/15/20 b	1,000,000	1,013
First Niagara Financial Group, Inc. 7.250%, 12/15/21	245,000	268
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20 b	1,920,000	1,921
The Goldman Sachs Group, Inc. 3.363%, (ICE LIBOR USD 3 Month plus 0.780%), 10/31/22	330,000	332
3.696%, (ICE LIBOR USD 3 Month plus 1.110%), 4/26/22	520,000	525
5.750%, 1/24/22 b	825,000	885
Highwoods Realty LP 3.625%, 1/15/23	240,000	248
HSBC Holdings PLC
3.086%, (ICE LIBOR USD 3 Month plus 0.650%), 9/11/21	320,000	321
3.120%, (ICE LIBOR USD 3 Month plus 0.600%), 5/18/21	545,000	546

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Financial continued
ING Groep NV 3.751%, (ICE LIBOR USD 3 Month plus 1.150%), 3/29/22	335,000	340
JPMorgan Chase & Co. 3.003%, (ICE LIBOR USD 3 Month plus 0.550%), 3/9/21 b	675,000	675
4.250%, 10/15/20	200,000	204
JPMorgan Chase Bank NA 2.604%, (ICE LIBOR USD 3 Month plus 0.280%), 2/1/21	250,000	250
Lincoln National Corp. 4.000%, 9/1/23	130,000	138
Marsh & McLennan Cos., Inc. 3.500%, 12/29/20	370,000	375
3.875%, 3/15/24	345,000	368
Mitsubishi UFJ Financial Group, Inc. 3.218%, 3/7/22	535,000	548
3.236%, (ICE LIBOR USD 3 Month plus 0.650%), 7/26/21	193,000	194
3.443%, (ICE LIBOR USD 3 Month plus 0.920%), 2/22/22	390,000	393
3.446%, (ICE LIBOR USD 3 Month plus 0.860%), 7/26/23	320,000	322
Morgan Stanley 2.750%, 5/19/22	485,000	494
3.095%, (ICE LIBOR USD 3 Month plus 0.550%), 2/10/21	595,000	595
5.500%, 1/26/20	240,000	241
5.500%, 7/24/20	235,000	240
New York Life Global Funding 2.885%, (ICE LIBOR USD 3 Month plus 0.320%), 8/6/21 144A	585,000	587
Park Aerospace Holdings, Ltd. 5.250%, 8/15/22 144A	375,000	400
PNC Bank NA 2.450%, 11/5/20	425,000	427
Regions Bank 2.972%, (ICE LIBOR USD 3 Month plus 0.380%), 4/1/21 b	650,000	650
3.035%, (ICE LIBOR USD 3 Month plus 0.500%), 8/13/21	250,000	250
3.374%, (ICE LIBOR USD 3 Month plus 0.500%), 8/13/21	325,000	328
Reinsurance Group of America, Inc. 5.000%, 6/1/21	60,000	62
Santander UK Group Holdings PLC 2.875%, 10/16/20	145,000	146
Santander UK PLC 2.125%, 11/3/20	430,000	431
SBA Tower Trust 2.836%, 1/15/25 144A	440,000	444
Standard Chartered PLC
2.744%, (ICE LIBOR USD 3 Month plus 1.200%), 9/10/22 144A	385,000	387
3.742%, (ICE LIBOR USD 3 Month plus 1.150%), 1/20/23 144A	435,000	438
Sumitomo Mitsui Banking Corp. 2.514%, 1/17/20 b	730,000	730
SunTrust Bank 2.590%, (ICE LIBOR USD 3 Month plus 0.298%), 1/29/21 b	720,000	721

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Financial continued
2.800%, 5/17/22	480,000	489
Svenska Handelsbanken AB 3.350%, 5/24/21	525,000	535
Swedbank AB 2.650%, 3/10/21 144A b	980,000	986
Synchrony Bank 3.000%, 6/15/22	250,000	255
Synchrony Financial 2.700%, 2/3/20 b	1,540,000	1,541
2.850%, 7/25/22 b	1,541,000	1,559
The Toronto-Dominion Bank 2.820%, (ICE LIBOR USD 3 Month plus 0.240%), 1/25/21 b	755,000	756
Trininty Acquisition PLC 3.500%, 9/15/21	315,000	321
U.S. Bank NA 2.906%, (ICE LIBOR USD 3 Month plus 0.320%), 4/26/21 b	720,000	722
UBS Group Funding AG 3.744%, (ICE LIBOR USD 3 Month plus 1.220%), 5/23/23 144A	415,000	421
UBS Group Funding Jersey, Ltd.
2.950%, 9/24/20 144A	255,000	257
3.000%, 4/15/21 144A	385,000	390
Ventas Realty LP 3.100%, 1/15/23	82,000	84
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.250%, 10/5/20 144A	240,000	242
Wells Fargo & Co. 2.550%, 12/7/20	45,000	45
3.500%, 3/8/22	330,000	341
Wells Fargo Bank NA
2.082%, (ICE LIBOR USD 3 Month plus 0.650%), 9/9/22	490,000	491
3.325%, (ICE LIBOR USD 3 Month plus 0.490%), 7/23/21 b	920,000	927

Total		58,822

Industrial (3.7%)
Avnet, Inc. 3.750%, 12/1/21	250,000	257
Boral Finance, Ltd. 3.000%, 11/1/22 144A	65,000	65
Caterpillar Financial Services Corp. 2.752%, (ICE LIBOR USD 3 Month plus 0.280%), 9/7/21	285,000	285
2.950%, 2/26/22	495,000	506
CNH Industrial Capital LLC 3.875%, 10/15/21	460,000	472
4.375%, 11/6/20 b	895,000	910
DAE Funding LLC 4.000%, 8/1/20 144A	360,000	362
5.250%, 11/15/21 144A	305,000	317
Eastern Creation II Investment Holdings, Ltd. 2.750%, 9/26/20 §,b	645,000	645
GATX Corp. 2.600%, 3/30/20 b	690,000	690
General Electric Capital Corp. 3.450%, 5/15/24	240,000	249
4.650%, 10/17/21	280,000	292

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Industrial continued
General Electric Co. 2.700%, 10/9/22	482,000	488
3.150%, 9/7/22	249,000	255
5.300%, 2/11/21	60,000	62
Jabil Circuit, Inc. 5.625%, 12/15/20	240,000	248
Martin Marietta Materials, Inc. 3.173%, (ICE LIBOR USD 3 Month plus 0.650%), 5/22/20	150,000	150
Northrop Grumman Corp. 2.550%, 10/15/22	345,000	350
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.200%, 7/15/20 144A b	795,000	798
3.300%, 4/1/21 144A	90,000	91
3.650%, 7/29/21 144A	180,000	184
Republic Services, Inc. 2.500%, 8/15/24	375,000	379
Roper Industries, Inc. 3.125%, 11/15/22 b	660,000	676
Roper Technologies, Inc. 2.350%, 9/15/24	165,000	166
3.000%, 12/15/20 b	785,000	792
3.650%, 9/15/23	125,000	131
SMBC Aviation Capital Finance DAC 3.550%, 4/15/24 144A	200,000	208
4.125%, 7/15/23 144A	200,000	210
Union Pacific Corp. 3.200%, 6/8/21	565,000	576
United Technologies Corp. 3.175%, (ICE LIBOR USD 3 Month plus 0.650%), 8/16/21	355,000	355
Vulcan Materials Co. 3.010%, (ICE LIBOR USD 3 Month plus 0.600%), 6/15/20	365,000	365
3.170%, (ICE LIBOR USD 3 Month plus 0.650%), 3/1/21 b	760,000	762

Total		12,296

Real Estate (0.5%)
SBA Tower Trust 2.877%, 7/10/46 144A	155,000	156
3.156%, 10/10/45 144A	635,000	636
3.168%, 4/9/47 144A	555,000	560
3.448%, 3/15/23 144A	415,000	427

Total		1,779

Technology (1.6%)
Apple, Inc. 2.400%, 5/3/23	330,000	335
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 1/15/20 b	750,000	750
3.000%, 1/15/22 b	700,000	710
Fiserv, Inc. 2.750%, 7/1/24 b	800,000	813
International Business Machines Corp. 2.500%, 1/27/22	145,000	147
2.850%, 5/13/22	350,000	358
2.875%, 11/9/22	155,000	159

Corporate Bonds (49.0%)	Shares/ Par+	Value $ (000’s)

Technology continued
Microchip Technology, Inc. 3.922%, 6/1/21 b	745,000	762
NXP BV / NXP Funding LLC 3.875%, 9/1/22 144A	310,000	321
4.125%, 6/1/21 144A	400,000	410
4.625%, 6/1/23 144A	525,000	561

Total		5,326

Utilities (3.0%)
American Electric Power Co., Inc. 3.650%, 12/1/21	85,000	88
CenterPoint Energy Resources Corp. 4.500%, 1/15/21	295,000	301
CenterPoint Energy, Inc. 3.600%, 11/1/21	215,000	221
Dominion Energy, Inc. 2.579%, 7/1/20 b	1,145,000	1,147
Duke Energy Corp. 3.550%, 9/15/21	155,000	158
Edison International 2.125%, 4/15/20	541,000	541
3.125%, 11/15/22	290,000	294
EDP Finance BV 4.125%, 1/15/20 144A	205,000	205
Enel Finance International NV 2.875%, 5/25/22 144A b	835,000	846
4.250%, 9/14/23 144A	400,000	423
FirstEnergy Corp. 2.850%, 7/15/22	320,000	325
NextEra Energy Capital Holdings, Inc. 3.071%, (ICE LIBOR USD 3 Month plus 0.550%), 8/28/21	610,000	610
NRG Energy, Inc. 3.750%, 6/15/24 144A	270,000	279
PNM Resources, Inc. 3.250%, 3/9/21	465,000	470
San Diego Gas & Electric Co. 1.914%, 2/1/22	76,787	77
Sempra Energy 2.850%, 11/15/20 b	785,000	789
2.875%, 10/1/22	265,000	270
3.097%, (ICE LIBOR USD 3 Month plus 0.500%), 1/15/21	495,000	495
The Southern Co. 2.350%, 7/1/21	125,000	126
State Grid Overseas Investment 2016, Ltd. 2.250%, 5/4/20 144A b	1,030,000	1,030
Vistra Operations Co. LLC 3.550%, 7/15/24 144A b	1,335,000	1,351

Total		10,046

Total Corporate Bonds
(Cost: $162,441)		164,116

Governments (18.2%)

Governments (18.2%)
US Treasury 1.500%, 9/15/22 b	3,340,000	3,331
1.625%, 12/15/22 b	5,340,000	5,343
1.750%, 6/15/22 b	5,245,000	5,264
1.750%, 7/15/22 b	7,720,000	7,746

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Governments (18.2%)	Shares/ Par+	Value $ (000’s)

Governments continued
2.125%, 5/15/22 b	5,140,000	5,201
2.250%, 4/15/22 b	5,120,000	5,193
2.375%, 3/15/22 b	8,310,000	8,451
2.500%, 1/15/22 b	7,300,000	7,430
2.500%, 2/15/22 b	5,300,000	5,399
2.625%, 12/15/21 b	7,405,000	7,550

Total		60,908

Total Governments
(Cost: $60,542)		60,908

Structured Products (31.8%)

Asset Backed Securities (15.9%)
Ally Auto Receivables Trust, Series 2017-2, Class C 2.460%, 9/15/22	70,000	70
Ally Auto Receivables Trust, Series 2017-2, Class D 2.930%, 11/15/23	95,000	96
Ally Master Owner Trust, Series 2018-4, Class A 3.300%, 7/17/23	300,000	306
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D 3.340%, 8/8/21	299,305	300
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C 2.890%, 1/10/22	599,149	600
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D 2.710%, 9/8/22	380,000	382
Americredit Automobile Receivables Trust, Series 2016-4, Class D 2.740%, 12/8/22 b	1,070,000	1,077
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C 2.710%, 8/18/22	175,000	176
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class D 3.130%, 1/18/23	620,000	627
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B 2.240%, 6/19/23	185,000	185
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C 2.690%, 6/19/23	195,000	197
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D 3.820%, 3/18/24 b	790,000	817
Americredit Automobile Receivables Trust, Series 2018-3, Class A3 3.380%, 7/18/23 b	760,000	771
AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B 2.130%, 7/18/25	240,000	239
Applebee’s Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I 4.194%, 6/7/49 144A	300,000	304
ARI Fleet Lease Trust, Series 2017-A, Class A2 1.910%, 4/15/26 144A	21,764	22

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
ARI Fleet Lease Trust, Series 2017-A, Class A3 2.280%, 4/15/26 144A b	700,000	701
ARI Fleet Lease Trust, Series 2018-A, Class A2 2.550%, 10/15/26 144A	189,929	190
Ascentium Equipment Receivables Trust LLC, Series 2017-1A, Class A3 2.290%, 6/10/21 144A	70,603	71
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A 2.500%, 2/20/21 144A	385,000	385
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A 2.500%, 7/20/21 144A	415,000	415
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A 2.630%, 12/20/21 144A	635,000	637
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A 2.990%, 6/20/22 144A	440,000	445
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A 2.970%, 3/20/24 144A	425,000	432
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class B 3.700%, 3/20/23 144A	120,000	122
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A 3.350%, 9/22/25 144A	340,000	350
Babson CLO, Ltd., Series 2017-IA, Class AR 3.392%, (ICE LIBOR USD 3 Month plus 0.800%), 1/20/28 144A b	730,000	727
Bayview Mortgage Fund IVc Trust, Series 2017-RT3, Class A 3.500%, (AFC), 1/28/58 144A	549,993	555
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A 3.500%, (AFC), 6/28/57 144A	475,643	483
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A 3.500%, (AFC), 1/28/55 144A	163,329	165
BlueMountain CLO, Series 2015-2, Class A 3.531%, (ICE LIBOR USD 3 Month plus 0.930%), 7/18/27 144A b	750,000	749
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A 3.280%, 9/26/33 144A	254,311	259
Capital Auto Receivables Asset Trust, Series 2017-1, Class B 2.430%, 5/20/22 144A	70,000	70
Capital Auto Receivables Asset Trust, Series 2017-1, Class C 2.700%, 9/20/22 144A	115,000	116
Capital Auto Receivables Asset Trust, Series 2018-1, Class D 3.700%, 6/20/25 144A	575,000	582
Capital Auto Receivables Asset Trust, Series 2018-2, Class B 3.480%, 10/20/23 144A	180,000	182

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Capital Auto Receivables Asset Trust, Series 2018-2, Class C 3.690%, 12/20/23 144A	225,000	228
Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2 1.720%, 8/15/24 b	795,000	792
Carlyle Global Market Strategies, Series 2015-3A, Class A1R 3.582%, (ICE LIBOR USD 3 Month plus 1.000%), 7/28/28 144A b	760,000	760
CarMax Auto Owner Trust, Series 2017-4, Class C 2.700%, 10/16/23	95,000	96
CCG Receivables Trust, Series 2017-1, Class A2 1.840%, 11/14/23 144A	37,198	37
Cole Park CLO, Ltd., Series 2015-1A, Class AR 3.642%, (ICE LIBOR USD 3 Month plus 1.050%), 10/20/28 144A b	760,000	758
Elara HGV Timeshare Issuer, Series 2017-A, Class A 2.690%, 3/25/30 144A	99,877	100
Elara HGV Timeshare Issuer, Series 2019-A, Class A 2.610%, 1/25/34 144A	237,180	236
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 2.130%, 7/20/22 144A	17,778	18
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 1.970%, 1/20/23 144A	34,908	35
Enterprise Fleet Financing LLC, Series 2017-3, Class A2 2.130%, 5/22/23 144A	249,192	249
Enterprise Fleet Financing LLC, Series 2017-3, Class A3 2.360%, 5/20/23 144A	195,000	196
Enterprise Fleet Financing LLC, Series 2018-1, Class A2 2.870%, 10/20/23 144A	188,705	190
Enterprise Fleet Financing LLC, Series 2018-2, Class A2 3.140%, 2/20/24 144A	304,304	307
Enterprise Fleet Financing LLC, Series 2019-1, Class A2 2.980%, 10/22/24 144A	270,000	273
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 2.060%, 5/20/25 144A	365,000	365
Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class B 2.340%, 9/15/22 b	1,265,000	1,267
GM Financial Automobile Leasing Trust, Series 2017-3, Class C 2.730%, 9/20/21	140,000	140
GM Financial Automobile Leasing Trust, Series 2018-1, Class C 3.110%, 12/20/21	200,000	201

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
GM Financial Automobile Leasing Trust, Series 2018-1, Class D 3.370%, 10/20/22	480,000	483
GM Financial Automobile Leasing Trust, Series 2018-2, Class A 3.500%, 4/20/22	220,000	222
GM Financial Automobile Leasing Trust, Series 2019-1, Class C 3.560%, 12/20/22	400,000	406
GM Financial Securitized Term, Series 2017- 3A, Class C 2.520%, 3/16/23 144A	475,000	476
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class C 2.970%, 1/18/22 144A	260,000	260
GMF Floorplan Owner Revolving Trust, Series 2017-2, Class C 2.630%, 7/15/22 144A	170,000	170
GMF Floorplan Owner Revolving Trust, Series 2018-4, Class A1 3.500%, 9/15/23 144A b	670,000	686
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A 2.700%, 4/15/24 144A	355,000	357
Golub Capital Partners CLO, Series 2018-39A, Class A1 3.742%, (ICE LIBOR USD 3 Month plus 1.150%), 10/20/28 144A	440,000	439
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class A3 2.600%, 6/15/21 144A	156,697	157
Halcyon Loan Advisors Funding, Ltd., Series 2014-3A, Class B1R 3.060%, (ICE LIBOR USD 3 Month plus 1.700%), 10/22/25 144A	345,000	345
Hardee’s Funding LLC, Series 1A, Class AI 4.250%, 6/21/48 144A	434,798	437
Hilton Grand Vacations Trust, Series 2017- AA, Class A 2.660%, 12/26/28 144A	74,358	75
Hilton Grand Vacations Trust, Series 2017- AA, Class B 2.960%, (EXE), 12/26/28 144A	42,491	43
Huntington Auto Trust, Series 2016-1, Class A4 1.930%, 4/15/22	224,105	224
Hyundai Auto Receivables Trust, Series 2017- A, Class B 2.380%, 4/17/23	150,000	150
Hyundai Auto Receivables Trust, Series 2019- A, Class B 2.940%, 5/15/25	325,000	331
KKR Financial CLO, Ltd., Series 2013, Class A1R 3.401%, (ICE LIBOR USD 3 Month plus 0.800%), 1/16/28 144A b	755,000	751
Madison Park Funding, Ltd., Series 2015-18A, Class A1R 3.782%, (ICE LIBOR USD 3 Month plus 1.190%), 10/21/30 144A b	690,000	690

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Magnetite XVI, Ltd., Series 2015-16A, Class AR 3.401%, (ICE LIBOR USD 3 Month plus 0.800%), 1/18/28 144A b	980,000	978
Mill City Mortgage Loan Trust, Series 2016-1, Class A1 2.500%, (AFC), 4/25/57 144A	50,369	50
Mill City Mortgage Loan Trust, Series 2017-2, Class A1 2.750%, (AFC), 7/25/59 144A	342,385	343
MVW Owner Trust, Series 2015-1A, Class A 2.520%, 12/20/32 144A	132,307	132
MVW Owner Trust, Series 2017-1A, Class A 2.420%, 12/20/34 144A	423,639	424
MVW Owner Trust, Series 2017-1A, Class B 2.750%, 12/20/34 144A	44,594	45
MVW Owner Trust, Series 2017-1A, Class C 2.990%, 12/20/34 144A	49,053	49
Navient Private Education Refi Loan Trust, Series 2019-C, Class A1 2.820%, 2/15/68 144A	476,527	479
Navient Student Loan Trust, Series 2018-A, Class A1 2.530%, 2/18/42 144A	115,248	115
Navient Student Loan Trust, Series 2019-2A, Class A1 2.674%, (ICE LIBOR USD 1 Month plus 0.270%), 2/27/68 144A	294,400	294
Navient Student Loan Trust, Series 2019-EA, Class A1 2.390%, 5/15/68 144A	297,660	298
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A b	1,275,000	1,266
Neuberger Berman CLO, Ltd., Series 2015-19A, Class A1R2 3.397%, (ICE LIBOR USD 3 Month plus 0.800%), 7/15/27 144A b	740,000	738
Neuberger Berman CLO, Ltd., Series 2017-16SA, Class A 3.447%, (ICE LIBOR USD 3 Month plus 0.850%), 1/15/28 144A	440,000	440
Nissan Master Owner Trust Receivables, Series 2019-B, Class A 2.170%, (ICE LIBOR USD 1 Month plus 0.430%), 11/15/23 b	785,000	786
OCP CLO, Ltd., Series 2015-10A, Class A1R 3.406%, (ICE LIBOR USD 3 Month plus 0.820%), 10/26/27 144A b	665,000	665
OZLM VIII, Ltd., Series 2014-8A, Class A1RR 3.758%, (ICE LIBOR USD 3 Month plus 1.170%), 10/17/29 144A	485,000	484
Planet Fitness Master Issuer L, Series 2018- 1A, Class A2I 4.262%, 9/5/48 144A	553,000	562
Santander Drive Auto Receivables Trust, Series 2015-4, Class D 3.530%, 8/16/21	141,435	142
Santander Drive Auto Receivables Trust, Series 2015-5, Class D 3.650%, 12/15/21	185,220	186

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Santander Drive Auto Receivables Trust, Series 2016-1, Class D 4.020%, 4/15/22	425,000	428
Santander Drive Auto Receivables Trust, Series 2016-3, Class C 2.460%, 3/15/22	125,735	126
Santander Drive Auto Receivables Trust, Series 2017-1, Class C 2.580%, 5/16/22	29,505	30
Santander Drive Auto Receivables Trust, Series 2017-3, Class B 2.190%, 3/15/22	21,043	21
Santander Drive Auto Receivables Trust, Series 2018-1, Class C 2.960%, 3/15/24	120,000	121
Santander Drive Auto Receivables Trust, Series 2018-4, Class B 3.270%, 1/17/23	310,000	311
Santander Drive Auto Receivables Trust, Series 2018-5, Class B 3.520%, 12/15/22	375,000	377
Santander Drive Auto Receivables Trust, Series 2019-1, Class B 3.210%, 9/15/23	180,000	181
Santander Drive Auto Receivables Trust, Series 2019-1, Class C 3.420%, 4/15/25	380,000	386
Santander Drive Auto Receivables Trust, Series 2019-2, Class B 2.790%, 1/16/24	275,000	277
Santander Drive Auto Receivables Trust, Series 2019-3, Class B 2.280%, 9/15/23	490,000	490
Santander Drive Auto Receivables Trust, Series 2019-C, Class B 2.170%, 11/20/23 144A	215,000	213
Santander Drive Auto Receivables Trust, Series 2019-C, Class C 2.390%, 11/20/23 144A	360,000	357
Santander Retail Auto Lease Trust, Series 2017-A, Class C 2.960%, 11/21/22 144A	155,000	156
Santander Retail Auto Lease Trust, Series 2019-A, Class A3 2.770%, 6/20/22 144A	395,000	400
Santander Retail Auto Lease Trust, Series 2019-B, Class C 2.770%, 8/21/23 144A	305,000	306
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class A 2.580%, 9/20/32 144A	102,063	102
Sierra Receivables Funding Co. LLC, Series 2016-3A, Class A 2.430%, 10/20/33 144A	128,530	128
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A 2.910%, 3/20/34 144A	36,747	37
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A 2.430%, 6/20/32 144A	53,454	53

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A 3.080%, 3/21/33 144A	135,721	136
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A 2.330%, 7/20/33 144A	38,796	39
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A 3.200%, 1/20/36 144A	179,868	181
Sierra Timeshare Receivables Funding LLC, Series 2019-2, Class A 2.590%, 5/20/36 144A	630,928	631
Sierra Timeshare Receivables Funding LLC, Series 2019-3, Class A 2.340%, 7/15/38 144A	591,469	589
SLM Student Loan Trust, Series 2007-7, Class A4 2.910%, (ICE LIBOR USD 3 Month plus 0.330%), 1/25/22	199,617	194
SLM Student Loan Trust, Series 2008-1, Class A4 3.230%, (ICE LIBOR USD 3 Month plus 0.650%), 1/25/22	579,645	570
SLM Student Loan Trust, Series 2008-5, Class A4 4.280%, (ICE LIBOR USD 3 Month plus 1.700%), 7/25/23	87,873	88
SLM Student Loan Trust, Series 2008-9, Class A 4.080%, (ICE LIBOR USD 3 Month plus 1.500%), 4/25/23	64,453	65
SMB Private Education Loan Trust, Series 2014-A, Class A3 3.894%, (ICE LIBOR USD 1 Month plus 1.500%), 4/15/32 144A b	665,000	670
SMB Private Education Loan Trust, Series 2015-A, Class A2B 3.394%, (ICE LIBOR USD 1 Month plus 1.000%), 6/15/27 144A	124,995	125
SMB Private Education Loan Trust, Series 2016-C, Class A2B 3.494%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	520,921	522
SMB Private Education Loan Trust, Series 2018-B, Class A2B 3.114%, (ICE LIBOR USD 1 Month plus 0.720%), 1/15/37 144A b	670,000	665
Synchrony Card Funding LLC, Series 2019- A2, Class A 2.340%, 6/16/25 b	840,000	847
Synchrony Credit Card Master Note Trust, Series 2015-1, Class B 2.640%, 3/15/23	250,000	250
Synchrony Credit Card Master Note Trust, Series 2015-4, Class B 2.620%, 9/15/23	305,000	305
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C 2.950%, 5/15/24	522,306	522

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Synchrony Credit Card Master Note Trust, Series 2018-1, Class C 3.360%, 3/15/24	445,000	448
Towd Point Mortgage Trust, Series 2015-1, Class A1 3.000%, (AFC), 1/28/58 144A	185,904	188
Towd Point Mortgage Trust, Series 2015-4, Class A1B 2.750%, (AFC), 4/25/55 144A	122,010	122
Towd Point Mortgage Trust, Series 2015-5, Class A1B 2.750%, (AFC), 5/25/55 144A	127,271	127
Towd Point Mortgage Trust, Series 2016-1, Class A1B 2.750%, (AFC), 2/25/55 144A	67,569	68
Towd Point Mortgage Trust, Series 2016-1, Class A3B 3.000%, (AFC), 2/25/55 144A	100,663	101
Towd Point Mortgage Trust, Series 2016-2, Class A1A 2.750%, (AFC), 8/25/55 144A	71,461	72
Towd Point Mortgage Trust, Series 2016-3, Class A1 2.250%, (AFC), 4/25/56 144A	51,275	51
Towd Point Mortgage Trust, Series 2017-1, Class A1 2.750%, (AFC), 10/25/56 144A	290,196	292
Towd Point Mortgage Trust, Series 2017-2, Class A1 2.750%, (AFC), 4/25/57 144A	182,831	184
Towd Point Mortgage Trust, Series 2017-3, Class A1 2.750%, (AFC), 7/25/57 144A	410,284	412
Towd Point Mortgage Trust, Series 2017-4, Class A1 2.750%, (AFC), 6/25/57 144A	217,673	219
Towd Point Mortgage Trust, Series 2017-6, Class A1 2.750%, (AFC), 10/25/57 144A b	805,368	810
Towd Point Mortgage Trust, Series 2018-2, Class A1 3.250%, (AFC), 3/25/58 144A b	1,000,627	1,017
Towd Point Mortgage Trust, Series 2018-5, Class A1A 3.250%, (AFC), 8/25/58 144A b	741,395	755
Verizon Owner Trust, Series 2016-2A, Class C 2.360%, 5/20/21 144A	270,000	270
Verizon Owner Trust, Series 2017-1A, Class C 2.650%, 9/20/21 144A	150,000	150
Verizon Owner Trust, Series 2017-3A, Class C 2.530%, 4/20/22 144A	550,000	551
Verizon Owner Trust, Series 2018-1A, Class C 3.200%, 9/20/22 144A	450,000	456
Volvo Financial Equipment LLC, Series 2018-1A, Class B 2.910%, 1/17/23 144A	210,000	212

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Volvo Financial Equipment Master Owner Trust, Series 2017-A, Class A 2.894%, (ICE LIBOR USD 1 Month plus 0.500%), 11/15/22 144A	115,000	115
World Omni Auto Receivables Trust, Series 2019-C, Class C 2.400%, 6/15/26	380,000	379
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class B 3.060%, 5/15/23	130,000	131

Total		53,260

Mortgage Securities (15.9%)
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1 3.628%, (AFC), 3/25/49 144A	395,852	400
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1 4.065%, (AFC), 3/25/49 144A	270,000	275
Atrium Hotel Portfolio Trust, Series 2017- ATRM, Class A 3.324%, (ICE LIBOR USD 1 Month plus 0.930%), 12/15/36 144A	520,000	518
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A 3.244%, (ICE LIBOR USD 1 Month plus 0.850%), 9/15/34 144A	460,000	458
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class A1 1.957%, 2/15/50	78,288	78
BANK, Series 2017-BNK4, Class A1 2.002%, 5/15/50	307,642	307
BANK, Series 2019-BNK24, Class A1 2.056%, 11/15/62	250,000	250
CD Commercial Mortgage Trust, Series 2016-CD2, Class A1 1.848%, 11/10/49	372,325	371
CD Commercial Mortgage Trust, Series 2017-CD3, Class A1 1.965%, 2/10/50	75,204	75
CGDB Commercial Mortgage Trust 2019, Series MOB, Class D 3.390%, (ICE LIBOR USD 1 Month plus 1.650%), 11/15/36 144A b	660,000	659
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A1 1.648%, 9/15/48	13,881	14
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1 2.720%, (AFC), 7/25/49 144A	404,957	405
COLT Funding LLC, Series 2018-3, Class A2 3.763%, (AFC), 10/26/48 144A	139,503	140
COLT Mortgage Loan Trust, Series 2018-1, Class A1 2.930%, (AFC), 2/25/48 144A	51,355	51
COLT Mortgage Loan Trust, Series 2018-1, Class A3 3.084%, (AFC), 2/25/48 144A	22,827	23
COLT Mortgage Loan Trust, Series 2018-2, Class A1 3.470%, (AFC), 7/27/48 144A	418,040	419

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
COLT Mortgage Loan Trust, Series 2018-2, Class A2 3.542%, (AFC), 7/27/48 144A	152,173	153
COLT Mortgage Loan Trust, Series 2018-4, Class A1 4.006%, (AFC), 12/28/48 144A	216,581	217
COLT Mortgage Loan Trust, Series 2019-2, Class A1 3.337%, (AFC), 5/25/49 144A	262,231	263
COLT Mortgage Loan Trust, Series 2019-3, Class A1 2.764%, (AFC), 8/25/49 144A b	664,537	664
Commercial Mortgage Pass Through Certificates, Series 2015-LC23, Class A2 3.221%, 10/10/48	605,000	608
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A1 1.770%, 2/10/49	9,157	9
Commercial Mortgage Pass Through Certificates, Series 2017-COR2, Class A1 2.111%, 9/10/50	114,314	114
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M1 3.154%, (ICE LIBOR USD 1 Month plus 0.750%), 9/25/31 144A	74,525	75
Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M1 2.542%, (ICE LIBOR USD 1 Month plus 0.750%), 9/25/39 144A	322,375	322
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class C 3.824%, (ICE LIBOR USD 1 Month plus 1.430%), 5/15/36 144A	515,000	515
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D 3.994%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/36 144A	405,000	405
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1 1.716%, 8/15/48	20,696	21
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class A1 2.024%, 9/15/50	62,084	62
CSAIL Commerical Mortgage Trust, Series 2019-C16, Class A1 2.360%, 6/15/52	274,800	276
Deephaven Residential Mortgage Trust, Series 2017-1A, Class A3 3.485%, (CSTR, AFC), 12/26/46 144A	29,894	30
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1 2.577%, (CSTR, AFC), 10/25/47 144A	146,032	146
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A2 2.711%, (CSTR, AFC), 10/25/47 144A	24,339	24
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3 2.813%, (CSTR, AFC), 10/25/47 144A	24,339	24
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1 2.976%, (AFC), 1/25/58 144A	136,920	137

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A3 3.963%, (AFC), 8/25/58 144A	50,679	51
Deephaven Residential Mortgage Trust, Series 2019-1A, Class A1 3.743%, (AFC), 1/25/59 144A	422,531	425
Deephaven Residential Mortgage Trust, Series 2019-2A, Class A3 3.763%, (AFC), 4/25/59 144A	288,929	291
Deephaven Residential Mortgage Trust, Series 2019-2A, Class M1 3.921%, (AFC), 4/25/59 144A	195,000	198
Deephaven Residential Mortgage Trust, Series 2019-3A, Class A1 2.964%, (AFC), 7/25/59 144A b	657,076	659
FDIC Guaranteed Notes Trust, Series 2010- S2, Class 2A 2.570%, 7/29/47 144A	62,725	63
Federal Home Loan Mortgage Corp. 3.500%, 3/1/46	78,335	83
4.500%, 12/1/49 b	701,338	740
5.500%, 5/1/22	40,911	42
6.000%, 9/1/34	1,961	2
6.000%, 2/1/35	41,545	47
6.000%, 9/1/35	13,272	15
6.000%, 1/1/38	2,420	3
7.000%, 3/1/39	84,525	98
7.500%, 6/1/38	87,350	101
Federal Home Loan Mortgage Corp., Series 2017-DNA1, Class M1 3.604%, (ICE LIBOR USD 1 Month plus 1.200%), 7/25/29	95,015	95
Federal Home Loan Mortgage Corp., Series 2017-DNA2, Class M1 3.604%, (ICE LIBOR USD 1 Month plus 1.200%), 10/25/29	361,741	363
Federal Home Loan Mortgage Corp., Series 2017-HQA1, Class M1 3.604%, (ICE LIBOR USD 1 Month plus 1.200%), 8/25/29	74,257	74
Federal Home Loan Mortgage Corp., Series 2017-HQA2, Class M1 3.204%, (ICE LIBOR USD 1 Month plus 0.800%), 12/25/29	60,028	60
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1 3.858%, (CSTR), 5/25/47 144A	66,701	67
Federal Home Loan Mortgage Corp., Series 2017-SPI1, Class M1 3.982%, 9/25/47 144A	24,168	24
Federal Home Loan Mortgage Corp., Series 2018-DNA2, Class M1 3.204%, (ICE LIBOR USD 1 Month plus 0.800%), 12/25/30 144A	545,705	546
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Class M1 3.180%, (ICE LIBOR USD 1 Month plus 0.750%), 10/25/48 144A	279,526	280
Federal Home Loan Mortgage Corp., Series 2018-SPI2, Class M1 3.818%, 5/25/48 144A	121,821	122

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 2018-SPI3, Class M1 4.165%, 8/25/48 144A	83,135	83
Federal Home Loan Mortgage Corp., Series 3713, Class PA 2.000%, 2/15/40	261,941	263
Federal Home Loan Mortgage Corp., Series 3718, Class BC 2.000%, 2/15/25	133,404	133
Federal Home Loan Mortgage Corp., Series 4092, Class CL 1.250%, 6/15/27 b	777,414	758
Federal Home Loan Mortgage Corp., Series DNA3, Class M1 3.154%, (ICE LIBOR USD 1 Month plus 0.750%), 3/25/30	221,269	221
Federal National Mortgage Association 2.500%, 10/1/22	249,613	252
2.500%, 12/1/22	64,088	65
3.000%, 6/1/22	62,959	64
3.000%, 4/1/24	214,305	220
3.500%, 5/1/27	537,514	558
3.500%, 4/1/34	212,003	220
3.500%, 4/1/46 b	777,506	811
3.500%, 2/1/48	219,462	228
4.000%, 1/1/47	211,247	222
4.000%, 8/1/47	480,251	505
4.000%, 9/1/47	82,269	86
4.000%, 9/1/48	257,342	268
4.000%, 10/1/48	72,933	76
4.000%, 2/1/49	86,252	90
4.000%, 8/1/49 b	891,575	928
4.000%, 11/1/49	140,910	147
4.500%, 5/1/40	117,927	128
4.500%, 9/1/40	111,330	121
4.500%, 9/1/48	133,611	141
4.500%, 10/1/48 b	601,982	646
4.500%, 11/1/48	193,189	204
4.500%, 12/1/48 b	1,074,025	1,130
4.500%, 5/1/49	395,721	424
4.500%, 10/1/49	260,196	275
4.500%, 11/1/49	13,798	15
5.000%, 10/1/33	144,070	159
5.000%, 5/1/48	243,026	260
5.000%, 9/1/48	230,477	246
5.000%, 2/1/49	327,891	350
5.000%, 8/1/49	276,727	296
5.500%, 8/1/37	81,943	92
5.500%, 2/1/38	308,862	348
6.000%, 8/1/22	21,244	22
6.000%, 3/1/34	69,483	78
6.000%, 8/1/34	195,347	224
6.000%, 11/1/34	7,220	8
6.000%, 12/1/34	2,409	3
6.000%, 4/1/35	4,473	5
6.000%, 5/1/38	3,071	4
6.000%, 10/1/40	150,356	172
6.000%, 2/1/49 b	657,504	754
6.500%, 7/1/32	22,223	25
6.500%, 12/1/32	22,957	26

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association TBA 3.500%, 1/16/35	315,000	326
Federal National Mortgage Association, Series 2010-95, Class BK 1.500%, 2/25/20	235	–	p
Federal National Mortgage Association, Series 2011-113, Class AG 2.500%, 11/25/26	147,129	147
Federal National Mortgage Association, Series 2013-74, Class AD 2.000%, 7/25/23	146,726	146
Federal National Mortgage Association, Series 2017, Class 2ED3 3.495%, (ICE LIBOR USD 1 Month plus 1.350%), 9/25/29	300,000	300
Federal National Mortgage Association, Series 2017-90, Class KA 3.000%, 11/25/47	386,668	401
Federal National Mortgage Association, Series 2017-C01, Class 1M1 3.704%, (ICE LIBOR USD 1 Month plus 1.300%), 7/25/29	40,756	41
Federal National Mortgage Association, Series 2017-C02, Class 2M1 3.554%, (ICE LIBOR USD 1 Month plus 1.150%), 9/25/29	80,037	80
Federal National Mortgage Association, Series 2017-C03, Class 1M1 3.354%, (ICE LIBOR USD 1 Month plus 0.950%), 10/25/29	209,552	210
Federal National Mortgage Association, Series 2017-C04, Class 2ED2 2.892%, (ICE LIBOR USD 1 Month plus 1.100%), 11/25/29 b	765,000	761
Federal National Mortgage Association, Series 2017-C04, Class 2M1 3.254%, (ICE LIBOR USD 1 Month plus 0.850%), 11/25/29	95,278	95
Federal National Mortgage Association, Series 2017-C05, Class 1M1 2.954%, (ICE LIBOR USD 1 Month plus 0.550%), 1/25/30	3,313	3
Federal National Mortgage Association, Series 2017-C06, Class 1M1 3.154%, (ICE LIBOR USD 1 Month plus 0.750%), 2/25/30	36,847	37
Federal National Mortgage Association, Series 2018-44, Class PC 4.000%, 6/25/44 b	827,761	855
Federal National Mortgage Association, Series 2018-C03, Class 1M1 3.084%, (ICE LIBOR USD 1 Month plus 0.680%), 10/25/30	232,441	233
Federal National Mortgage Association, Series 2018-C05, Class 1M1 3.124%, (ICE LIBOR USD 1 Month plus 0.720%), 1/25/31	210,149	210
Federal National Mortgage Association, Series R05, Class 1M1 2.895%, (ICE LIBOR USD 1 Month plus 0.750%), 7/25/39 144A	248,173	248

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Galton Funding Mortgage Trust, Series 2018-1, Class A33 3.500%, (AFC), 11/25/57 144A	241,595	243
Galton Funding Mortgage Trust, Series 2019-1, Class A32 4.000%, (AFC), 2/25/59 144A	217,068	219
Galton Funding Mortgage Trust, Series 2019- H1, Class M1 3.339%, (AFC), 10/25/59 144A	260,000	260
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM 5.830%, (CSTR), 7/10/38	77,388	78
Government National Mortgage Association 3.500%, 12/20/42	7,689	8
3.500%, 9/20/43	110,548	116
4.000%, 8/20/48	20,658	22
4.000%, 5/20/49	33,620	35
4.000%, 8/20/49	24,562	26
4.000%, 11/20/49 b	989,963	1,032
4.500%, 5/20/49	256,136	268
4.500%, 6/20/49	284,455	298
5.000%, 3/20/34	410,559	455
5.000%, 1/20/48	117,971	126
5.000%, 2/20/48 b	645,221	691
5.500%, 6/20/37	95,580	107
5.500%, 9/15/45	286,864	321
5.500%, 3/20/48	77,236	83
5.500%, 12/20/48	76,428	81
5.500%, 2/20/49 b	948,572	1,008
Government National Mortgage Association, Series 2018-122, Class FE 2.683%, (ICE LIBOR USD 1 Month plus 0.300%), 9/20/48	112,908	112
Great Wolf Trust, Series 2019-WOLF, Class C 3.355%, (ICE LIBOR USD 1 Month plus 1.633%), 12/15/29 144A	270,000	270
GS Mortgage Securities Trust, Series 2014- EB1A, Class 2A1 2.458%, (CSTR), 7/25/44 144A	30,584	31
GS Mortgage Securities Trust, Series 2015- GC32, Class A1 1.593%, 7/10/48	1,606	2
GS Mortgage Securities Trust, Series 2016- GS3, Class A1 1.429%, 10/10/49	29,821	30
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1 3.766%, (AFC), 6/25/48 144A	290,822	293
Homeward Opportunities Fund I Trust, Series 2018-1, Class A2 3.897%, (AFC), 6/25/48 144A	235,133	237
Homeward Opportunities Fund I Trust, Series 2019-1, Class A1 3.454%, (AFC), 1/25/59 144A	523,999	527
Homeward Opportunities Fund I Trust, Series 2019-1, Class A3 3.606%, (AFC), 1/25/59 144A	351,828	354
Homeward Opportunities Fund I Trust, Series 2019-3, Class A1 2.675%, (AFC), 11/25/59 144A	483,303	482

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
InTown Hotel Portfolio Trust, Series 2018- STAY, Class A 3.094%, (ICE LIBOR USD 1 Month plus 0.700%), 1/15/33 144A	115,000	115
InTown Hotel Portfolio Trust, Series 2018- STAY, Class C 3.644%, (ICE LIBOR USD 1 Month plus 1.250%), 1/15/33 144A	100,000	100
JPMCC Commercial Mortgage Securities Trust, Series 2019-BKWD, Class B 3.200%, (ICE LIBOR USD 1 Month plus 1.350%), 9/15/29 144A b	790,000	790
JPMCC Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C 3.450%, (ICE LIBOR USD 1 Month plus 1.600%), 9/15/29 144A	250,000	250
MetLife Securitization Trust, Series 2017-1A, Class A 3.000%, (AFC), 4/25/55 144A	210,860	213
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class AS 4.110%, (AFC), 10/15/47	185,000	197
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A1 1.706%, 5/15/48	52,897	53
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A1 1.389%, 9/15/49	64,019	64
Morgan Stanley Capital I Trust Series 2019- MEAD, Class D 3.177%, 11/10/36 144A	480,000	471
Morgan Stanley Capital I Trust, Series 2015- MS1, Class A1 1.638%, 5/15/48	50,432	50
New Orleans Hotel Trust 2019, Series HNLA, Class B 3.683%, (ICE LIBOR USD 1 Month plus 1.289%), 4/15/32 144A b	790,000	788
New Residential Funding LLC, Series 2018- NQM1, Class A1 3.986%, (AFC), 11/25/48 144A	504,486	509
New Residential Mortgage Loan Trust, Series 2019-NQM3, Class A1 2.802%, (AFC), 7/25/49 144A	526,893	527
New Residential Mortgage Loan Trust, Series 2019-NQM3, Class A3 3.086%, (AFC), 7/25/49 144A	207,154	207
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1 2.710%, (AFC), 11/25/59 144A	553,157	553
OBX Trust, Series 2019-EXP2, Class 2A1A 3.045%, (ICE LIBOR USD 1 Month plus 0.900%), 7/25/59 144A	332,265	332
OBX Trust, Series 2019-EXP2, Class 2A2 3.345%, (ICE LIBOR USD 1 Month plus 1.200%), 7/25/59 144A	547,466	548
OBX Trust, Series 2019-EXP3, Class 2A1 2.692%, (ICE LIBOR USD 1 Month plus 0.900%), (AFC), 10/25/59 144A b	641,273	638

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
RETL, Series 2019-RVP, Class A 3.544%, (ICE LIBOR USD 1 Month plus 1.150%), 3/15/36 144A	167,617	168
Sequoia Mortgage Trust, Series 2018-CH1, Class A11 3.500%, (AFC), 2/25/48 144A	356,058	357
Sequoia Mortgage Trust, Series 2018-CH2, Class A3 4.000%, (AFC), 6/25/48 144A	544,642	555
Sequoia Mortgage Trust, Series 2018-CH3, Class A19 4.500%, (AFC), 8/25/48 144A	125,593	129
Sequoia Mortgage Trust, Series 2018-CH4, Class A2 4.000%, (AFC), 10/25/48 144A	202,511	205
SG Residential Mortgage Trust, Series 2019-3, Class A2 2.877%, (AFC), 9/25/59 144A	509,276	508
Slide, Series 2018-FUN, Class D 4.244%, (ICE LIBOR USD 1 Month plus 1.850%), 6/15/31 144A	372,081	372
STACR Trust, Series 2018-DNA3, Class M1 3.154%, (ICE LIBOR USD 1 Month plus 0.750%), 9/25/48 144A	199,953	200
STACR Trust, Series 2018-HRP2, Class M1 3.254%, (ICE LIBOR USD 1 Month plus 0.850%), 2/25/47 144A	28,327	28
STACR Trust, Series 2018-HRP2, Class M2 3.654%, (ICE LIBOR USD 1 Month plus 1.250%), 2/25/47 144A	340,000	341
STACR Trust, Series 2019-DNA3, Class M1 3.030%, (ICE LIBOR USD 1 Month plus 0.730%), 7/25/49 144A	112,604	113
STACR Trust, Series 2019-HQA4, Class M1 2.562%, (ICE LIBOR USD 1 Month plus 0.770%), 11/25/49 144A	265,000	265
Starvest Emerging Markets CBO, Series 2019-IMC1, Class A1 3.468%, (AFC), 4/25/49 144A	275,253	277
Starwood Mortgage Residential Trust, Series 2019-1, Class A1 2.941%, (AFC), 6/25/49 144A	427,293	427
Starwood Mortgage Residential Trust, Series 2019-1, Class A3 3.299%, (AFC), 6/25/49 144A	292,129	292
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1 2.610%, (AFC), 9/27/49 144A	96,195	96
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3 2.916%, (AFC), 9/27/49 144A	211,629	210
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ 5.483%, (CSTR), 8/15/39	285	–	p
Verus Securitization Trust, Series 2018-1, Class A1 2.929%, (AFC), 2/25/48 144A	68,682	69
Verus Securitization Trust, Series 2018-2, Class A1 3.677%, (AFC), 6/1/58 144A	353,869	356

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (31.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2018-2, Class A2 3.779%, (AFC), 6/1/58 144A	96,761	97
Verus Securitization Trust, Series 2018-2, Class A3 3.830%, (AFC), 6/1/58 144A	60,821	61
Verus Securitization Trust, Series 2018-3, Class A1 4.108%, (AFC), 10/25/58 144A	462,919	467
Verus Securitization Trust, Series 2019-1, Class A1 3.836%, (AFC), 2/25/59 144A	495,319	500
Verus Securitization Trust, Series 2019-2, Class A1 3.211%, (AFC), 4/25/59 144A	391,622	394
Verus Securitization Trust, Series 2019-4, Class A3 3.000%, (AFC), 11/25/59 144A	318,134	318
Verus Securitization Trust, Series 2019-INV1, Class A1 3.402%, (AFC), 12/25/59 144A	209,891	211
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A b	689,655	690
Verus Securitization Trust, Series 2019-INV2, Class A2 3.117%, (AFC), 7/25/59 144A	415,620	416
Verus Securitization Trust, Series 2019-INV3, Class A3 3.100%, (AFC), 11/25/59 144A	317,572	317
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.020%, 7/15/58	227,629	228
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1 1.577%, 1/15/59	27,807	28
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1 1.968%, 7/15/50	160,957	161
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A1 1.975%, 9/15/50	112,103	112
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B 4.697%, 4/15/45	385,000	401

Total		52,993

Total Structured Products
(Cost: $105,784)		106,253

Short-Term Investments (2.1%)

Commercial Paper (0.2%)
Ford Motor Credit Co. LLC 0.000%, 7/27/20 144A	345,000	339
0.000%, 8/4/20 144A	250,000	246

Total		585

Short-Term Investments (2.1%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (1.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	6,496,523	6,497

Total		6,497

Total Short-Term Investments
(Cost: $7,081)		7,082

Total Investments (101.1%)
(Cost: $335,848)@		338,359

Other Assets, Less
Liabilities (-1.1%)		(3,785)

Net Assets (100.0%)		334,574

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Short	USD	4,500	45	3/20	$5,337	$18	$1
Ten-Year US Treasury Note Future	Short	USD	5,300	53	3/20	6,806	76	6
Two-Year US Treasury Note Future	Long	USD	64,200	321	3/20	69,176	(96)	15

							$(2)	$22

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$22	$22	$-	$-	$-	$-

+	All par is stated in U.S Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $105,623 representing 31.6% of the net assets.

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2019, the aggregate value of these securities was $2,590 (in thousands), representing 0.8% of net assets.

b

Cash or securities with an aggregate value of $163,913 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

p	Amount is less than one thousand.

#	7-Day yield as of l2/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $335,755 and the net unrealized appreciation of investments based on that cost was $2,602 which is comprised of $2,819 aggregate gross unrealized appreciation and$217 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$164,116	$-
Governments	-	60,908	-
Structured Products	-	106,253	-
Short-Term Investments
Money Market Funds	6,497	-	-
All Others	-	585	-
Other Financial Instruments^
Futures	94	-	-
Total Assets:	$6,591	$331,862	$-
Liabilities:
Other Financial Instruments^
Futures	(96)	-	-
Total Liabilities:	$(96)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$3.2 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Wells Capital Management, Inc. (“Wells Capital”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg Barclays® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

MARKET OVERVIEW

After a tumultuous end to 2018, fixed income markets roared back early in 2019 with the U.S. Federal Reserve (the “Fed”) and other central banks pivoting to an easing campaign. By year end, the Fed lowered its key interest rate three times by 25 basis points each time, which helped support economic growth, as evidenced by strong year end data on housing and auto sales. While Brexit and trade tensions between the U.S. and China were of concern from the start of the year, other geopolitical issues also grabbed attention later, such as the Hong Kong protests, the impeachment of President Donald Trump and tensions in the Middle East.

PORTFOLIO RESULTS

The Portfolio returned 8.65% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Aggregate Index (the “Index”), returned 8.72%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Core Bond Funds peer group was 8.78%.

In credit, security selection was the primary contributor to performance. Sector allocation was also beneficial as the Portfolio held a small overweight to credit for most of the year while spreads tightened. Issuer positioning across most subsectors contributed to Portfolio returns, with Health Care, Utilities, Sovereigns and Communications leading performance. Examples in the Heath Care sector included overweight positions in Becton Dickinson and Co., Celgene Corp, and Bristol-Myers Squibb Co. An underweight to Duke Energy Corp, and an overweight to Electriticé de France SA in the Utilities sector were beneficial. Among Sovereigns, dynamic positioning in Indonesia and relative-value positioning in Communications holdings Charter Communications Operating LLC, Fox Corp, and Verizon Communications, Inc. also supported gains.

In agency mortgage-backed securities, a sector overweight and security selection in 30-year conventional and Ginnie Mae mortgages contributed to performance. Positioning in higher coupon mortgages was the largest contributor to performance, with robust security selection opportunities throughout the year. Collateralized mortgage obligations detracted slightly from performance.

In consumer asset-backed securities (“ABS”), security selection restrained performance during the year, with private credit and Federal Family Education Loan Program student loans accounting for the majority of the detraction. Sector overweights to ABS and commercial mortgage-backed securities, and positioning in rental car ABS, prime auto ABS, credit card ABS and AAA residential mortgage-backed securities contributed to performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wells Capital, the Portfolio’s sub-adviser.

Select Bond Portfolio (unaudited)

Valuations for riskier assets such as credit and equities rebounded strongly during 2019, and government bonds seemed to price in stable growth with low inflation in light of improved expectations for the economic outlook, anticipation of a stable monetary policy for the foreseeable future and the resolution of risky political situations, such as U.S.-China trade tensions and Brexit. A benign, low-volatility environment appears to be priced into many financial markets. As such, we believe that investors will carefully monitor economic data to determine if relatively high expectations for sustained valuation levels can be met going forward, and attention will quickly turn to political developments such as the 2020 presidential election. Wild cards such as increased tensions in the Middle East could further affect risk sentiment and financial markets. We will be monitoring recent weakness in the U.S. dollar to see if a new trend is in place, which could have implications for valuations of international assets and the shape of the yield curve.

We maintain a neutral duration (a measure of the Portfolio’s relative sensitivity to interest rates) and continue to maintain an overweight position in ABS due to stable fundamentals in core sectors of the market. We maintain an overweight in Agency MBS on attractive risk-adjusted valuations compared with Treasurys and credit. We continue to be active in credit, focusing on security selection and relative-value trading where we see opportunities within a tempered overall target.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Select Bond Portfolio	8.65%	3.08%	3.72%
Bloomberg Barclays® U.S. Aggregate Index	8.72%	3.05%	3.75%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	8.78%	2.95%	3.80%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Select Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/19

Security Description	% of Net Assets
US Treasury, Various	25.9%
Federal National Mortgage Association, Various	17.1%
Federal Home Loan Mortgage Corp., Various	5.7%
Government National Mortgage Association, Various	5.6%
Bank of America Corp., Various	1.1%
AbbVie, Inc., Various	0.9%
JPMorgan Chase & Co., Various	0.7%
Federal Home Loan Bank, Various	0.7%
Bristol-Myers Squibb Co., Various	0.7%
Comcast Corp., Various	0.7%

Sector Allocation 12/31/19

Sector	% of Net Assets
Structured Products	50.5%
Governments	26.5%
Corporate Bonds	25.1%
Municipal Bonds	0.5%
Short-Term Investments & Other Net Assets	-2.6%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.7%)
Barrick Gold Corp. 3.850%, 4/1/22	227,000	236
Barrick North America Finance LLC
5.700%, 5/30/41	2,172,000	2,673
5.750%, 5/1/43	509,000	646
Celulosa Arauco y Constitucion SA
4.200%, 1/29/30 144A	1,232,000	1,236
5.150%, 1/29/50 144A	1,407,000	1,397
The Dow Chemical Co. 4.250%, 10/1/34	737,000	806
DowDuPont, Inc.
4.205%, 11/15/23	2,875,000	3,073
4.493%, 11/15/25	2,047,000	2,252
Huntsman International LLC
4.500%, 5/1/29	1,351,000	1,434
5.125%, 11/15/22	881,000	941
Minera Mexico SA de CV 4.500%, 1/26/50 144A	1,031,000	1,049
The Mosaic Co.
4.050%, 11/15/27	1,228,000	1,274
5.625%, 11/15/43	765,000	897
Steel Dynamics, Inc.
2.800%, 12/15/24	1,119,000	1,125
3.450%, 4/15/30	617,000	623
Teck Resources, Ltd. 6.250%, 7/15/41	2,174,000	2,487
Westlake Chemical Corp. 3.600%, 8/15/26	206,000	213
4.375%, 11/15/47	1,337,000	1,349

Total		23,711

Communications (2.3%)
AT&T, Inc. 3.000%, 2/15/22	1,670,000	1,703
3.000%, 6/30/22	2,675,000	2,733
3.400%, 5/15/25	2,144,000	2,246
3.800%, 2/15/27	855,000	910
3.900%, 3/11/24	1,019,000	1,083
4.300%, 2/15/30	745,000	828
4.500%, 3/9/48	525,000	579
4.850%, 3/1/39	1,052,000	1,210
5.150%, 2/15/50	2,344,000	2,819
5.250%, 3/1/37	627,000	747
5.350%, 12/15/43	526,000	622
5.375%, 10/15/41	842,000	999
5.450%, 3/1/47	759,000	940
5.700%, 3/1/57	627,000	807
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 7/23/22	1,030,000	1,082
4.800%, 3/1/50	4,302,000	4,521
5.375%, 5/1/47	909,000	1,017
Comcast Corp. 2.650%, 2/1/30	4,154,000	4,165
3.450%, 10/1/21	2,648,000	2,725

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Communications continued
3.450%, 2/1/50	1,390,000	1,420
3.700%, 4/15/24	2,109,000	2,247
3.950%, 10/15/25	1,907,000	2,080
4.000%, 3/1/48	1,600,000	1,774
4.150%, 10/15/28	1,074,000	1,208
4.600%, 10/15/38	2,670,000	3,176
4.700%, 10/15/48	535,000	659
4.950%, 10/15/58	798,000	1,036
Rogers Communications, Inc. 3.700%, 11/15/49	1,730,000	1,741
Telefonica Emisiones SA 5.520%, 3/1/49	2,181,000	2,728
Time Warner Cable LLC 6.550%, 5/1/37	745,000	912
Verizon Communications, Inc. 4.016%, 12/3/29	1,159,000	1,295
4.125%, 8/15/46	2,552,000	2,875
4.272%, 1/15/36	469,000	530
4.329%, 9/21/28	1,845,000	2,091
4.400%, 11/1/34	2,284,000	2,643
4.522%, 9/15/48	522,000	624
4.672%, 3/15/55	281,000	347
5.012%, 4/15/49	522,000	667
5.500%, 3/16/47	1,017,000	1,377
Vodafone Group PLC 4.250%, 9/17/50	4,100,000	4,266
The Walt Disney Co.
1.750%, 8/30/24	3,205,000	3,175
2.000%, 9/1/29	2,135,000	2,070
2.750%, 9/1/49	485,000	456

Total		73,133

Consumer, Cyclical (1.0%)
Costco Wholesale Corp. 3.000%, 5/18/27	1,029,000	1,084
Ford Motor Co. 4.750%, 1/15/43	5,238,000	4,633
Ford Motor Credit Co. LLC 4.063%, 11/1/24	1,815,000	1,851
General Motors Co. 5.400%, 4/1/48	791,000	817
5.950%, 4/1/49	1,731,000	1,914
The Home Depot, Inc. 4.500%, 12/6/48	1,038,000	1,278
Lowe’s Companies, Inc. 3.650%, 4/5/29	5,021,000	5,363
McDonald’s Corp.
2.625%, 9/1/29	1,716,000	1,716
4.450%, 9/1/48	1,262,000	1,442
Starbucks Corp.
3.750%, 12/1/47	1,477,000	1,530
3.800%, 8/15/25	114,000	123
Walmart, Inc.
2.375%, 9/24/29	1,496,000	1,495
2.950%, 9/24/49	1,872,000	1,858
3.550%, 6/26/25	2,257,000	2,422

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
3.700%, 6/26/28	4,940,000	5,443
4.050%, 6/29/48	24,000	28

Total		32,997

Consumer, Non-cyclical (5.2%)
Abbott Laboratories
3.750%, 11/30/26	1,418,000	1,548
4.900%, 11/30/46	2,338,000	3,068
AbbVie, Inc.
2.300%, 11/21/22 144A	9,593,000	9,639
2.500%, 5/14/20	4,056,000	4,062
2.600%, 11/21/24 144A	6,381,000	6,418
2.950%, 11/21/26 144A	1,184,000	1,202
3.200%, 11/21/29 144A	3,498,000	3,556
4.050%, 11/21/39 144A	643,000	680
4.250%, 11/21/49 144A	1,762,000	1,854
Aetna, Inc. 3.875%, 8/15/47	855,000	867
Altria Group, Inc.
4.800%, 2/14/29	2,268,000	2,525
5.950%, 2/14/49	552,000	667
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.150%, 1/23/25	2,292,000	2,494
4.600%, 4/15/48	427,000	486
4.700%, 2/1/36	1,972,000	2,274
4.900%, 1/23/31	1,877,000	2,233
4.900%, 2/1/46	4,521,000	5,347
5.550%, 1/23/49	865,000	1,121
BAT Capital Corp.
3.215%, 9/6/26	1,141,000	1,148
3.222%, 8/15/24	2,774,000	2,835
3.557%, 8/15/27	583,000	595
4.540%, 8/15/47	166,000	166
Becton Dickinson and Co.
2.404%, 6/5/20	3,552,000	3,556
3.363%, 6/6/24	1,197,000	1,246
3.700%, 6/6/27	1,166,000	1,241
3.734%, 12/15/24	2,828,000	2,996
4.685%, 12/15/44	1,320,000	1,540
Boston Scientific Corp.
3.750%, 3/1/26	1,745,000	1,869
4.000%, 3/1/29	2,330,000	2,575
4.700%, 3/1/49	1,987,000	2,410
Bristol-Myers Squibb Co.
2.600%, 5/16/22 144A	4,617,000	4,692
2.750%, 2/15/23 144A	3,859,000	3,931
2.875%, 2/19/21 144A	1,070,000	1,082
2.900%, 7/26/24 144A	2,517,000	2,597
3.200%, 6/15/26 144A	2,206,000	2,313
3.400%, 7/26/29 144A	2,697,000	2,882
3.900%, 2/20/28 144A	575,000	633
4.125%, 6/15/39 144A	267,000	307
4.250%, 10/26/49 144A	1,911,000	2,261
4.350%, 11/15/47 144A	531,000	632
Cigna Corp.
3.400%, 9/17/21	2,398,000	2,454
3.400%, 3/1/27 144A	2,756,000	2,861
3.750%, 7/15/23	2,960,000	3,102
4.800%, 8/15/38	232,000	270
4.900%, 12/15/48	1,360,000	1,620

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Constellation Brands, Inc.
3.150%, 8/1/29	2,056,000	2,077
3.200%, 2/15/23	531,000	545
3.500%, 5/9/27	759,000	792
3.600%, 2/15/28	1,675,000	1,770
3.700%, 12/6/26	894,000	948
4.400%, 11/15/25	162,000	177
CVS Health Corp.
2.625%, 8/15/24	1,416,000	1,427
3.000%, 8/15/26	1,179,000	1,202
3.700%, 3/9/23	1,083,000	1,127
4.000%, 12/5/23	1,587,000	1,678
4.100%, 3/25/25	2,346,000	2,516
4.780%, 3/25/38	1,153,000	1,307
5.050%, 3/25/48	303,000	358
Danaher Corp. 3.350%, 9/15/25	2,190,000	2,327
Danone SA 2.947%, 11/2/26 144A	7,635,000	7,792
DH Europe Finance II SARL
2.050%, 11/15/22	1,736,000	1,737
2.200%, 11/15/24	2,973,000	2,974
2.600%, 11/15/29	1,167,000	1,161
3.400%, 11/15/49	2,218,000	2,252
The Estee Lauder Co., Inc.
2.375%, 12/1/29	1,035,000	1,033
3.125%, 12/1/49	1,968,000	1,962
Gilead Sciences, Inc. 3.650%, 3/1/26	1,074,000	1,155
Global Payments, Inc.
3.200%, 8/15/29	1,250,000	1,275
4.150%, 8/15/49	670,000	715
The Hershey Co. 2.050%, 11/15/24	2,221,000	2,224
Kraft Heinz Foods Co.
2.800%, 7/2/20	431,000	432
4.375%, 6/1/46	1,568,000	1,541
Merck & Co., Inc.
3.400%, 3/7/29	1,885,000	2,039
3.700%, 2/10/45	753,000	831
4.000%, 3/7/49	680,000	795
Pfizer, Inc.
2.800%, 3/11/22	1,048,000	1,070
3.000%, 12/15/26	548,000	575
4.100%, 9/15/38	601,000	686
Reynolds American, Inc. 5.850%, 8/15/45	1,189,000	1,361
UnitedHealth Group, Inc.
2.375%, 8/15/24	2,964,000	3,001
2.875%, 8/15/29	1,931,000	1,985
3.500%, 8/15/39	1,696,000	1,776
3.700%, 12/15/25	1,179,000	1,275
3.875%, 8/15/59	1,179,000	1,268

Total		165,021

Energy (2.8%)
BP Capital Markets America, Inc.
3.796%, 9/21/25	2,118,000	2,290
3.937%, 9/21/28	2,282,000	2,519
Canadian Natural Resources, Ltd. 3.900%, 2/1/25	722,000	769

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Energy continued
Cimarex Energy Co. 4.375%, 3/15/29	2,945,000	3,115
Devon Energy Corp. 5.600%, 7/15/41	1,741,000	2,112
Ecopetrol SA 5.875%, 5/28/45	822,000	969
Enbridge, Inc.
2.500%, 1/15/25	5,618,000	5,651
2.900%, 7/15/22	2,263,000	2,305
3.125%, 11/15/29	3,463,000	3,501
Encana Corp.
6.500%, 2/1/38	1,092,000	1,287
6.625%, 8/15/37	987,000	1,193
Energy Transfer Operating LP
5.500%, 6/1/27	1,337,000	1,501
5.875%, 1/15/24	2,037,000	2,254
6.125%, 12/15/45	1,163,000	1,345
6.250%, 4/15/49	514,000	619
Energy Transfer Partners LP 5.300%, 4/15/47	514,000	547
Enterprise Products Operating LLC
3.125%, 7/31/29	1,473,000	1,511
4.200%, 1/31/50	412,000	441
Equinor ASA 3.250%, 11/18/49	1,548,000	1,555
Hess Corp.
3.500%, 7/15/24	460,000	470
5.600%, 2/15/41	122,000	143
5.800%, 4/1/47	193,000	236
6.000%, 1/15/40	1,570,000	1,851
7.125%, 3/15/33	386,000	487
Kinder Morgan Energy Partners LP 7.300%, 8/15/33	167,000	223
Marathon Petroleum Corp.
3.625%, 9/15/24	2,863,000	3,005
4.500%, 4/1/48	1,036,000	1,099
4.750%, 12/15/23	870,000	945
MPLX LP
4.250%, 12/1/27 144A	1,027,000	1,080
4.800%, 2/15/29	1,027,000	1,126
5.200%, 12/1/47 144A	1,532,000	1,627
5.500%, 2/15/49	1,429,000	1,619
National Oilwell Varco, Inc. 3.600%, 12/1/29	2,881,000	2,885
Noble Energy, Inc.
3.250%, 10/15/29	1,748,000	1,760
4.200%, 10/15/49	816,000	818
4.950%, 8/15/47	1,842,000	2,036
5.050%, 11/15/44	1,526,000	1,699
Occidental Petroleum Corp. 7.500%, 5/1/31	560,000	728
Petroleos Mexicanos
2.460%, 12/15/25	3,851,400	3,805
6.350%, 2/12/48	5,882,000	5,676
6.500%, 3/13/27	668,000	709
6.750%, 9/21/47	1,027,000	1,029
Plains All American Pipeline LP / PAA Finance Corp.
3.550%, 12/15/29	3,384,000	3,331
4.900%, 2/15/45	1,995,000	1,983

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Energy continued
Schlumberger Finance Canada, Ltd. 2.650%, 11/20/22 144A	1,099,000	1,117
Shell International Finance BV
2.000%, 11/7/24	4,247,000	4,236
3.125%, 11/7/49	1,570,000	1,545
Sunoco Logistics Partners Operations LP
5.300%, 4/1/44	1,960,000	2,081
5.350%, 5/15/45	141,000	151
Total Capital International 2.829%, 1/10/30	1,962,000	2,014
TransCanada PipeLines, Ltd. 4.875%, 5/15/48	789,000	930
Western Gas Partners LP 5.500%, 8/15/48	1,109,000	973
The Williams Companies, Inc. 3.900%, 1/15/25	767,000	807

Total		89,708

Financial (7.2%)
American International Group, Inc.
4.200%, 4/1/28	1,636,000	1,799
4.250%, 3/15/29	1,065,000	1,184
4.500%, 7/16/44	899,000	1,034
Banco Santander SA
2.706%, 6/27/24	3,400,000	3,445
3.306%, 6/27/29	1,800,000	1,852
Bank of America Corp.
2.456%, (ICE LIBOR USD 3 Month plus 0.870%), 10/22/25	9,492,000	9,547
3.093%, (ICE LIBOR USD 3 Month plus 1.090%), 10/1/25	5,185,000	5,349
3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	7,424,000	7,786
3.559%, (ICE LIBOR USD 3 Month plus 1.060%), 4/23/27	2,461,000	2,599
4.183%, 11/25/27	3,076,000	3,332
4.271%, (ICE LIBOR USD 3 Month plus 1.310%), 7/23/29	5,470,000	6,072
4.330%, (ICE LIBOR USD 3 Month plus 1.520%), 3/15/50	903,000	1,081
Banque Federative du Credit Mutuel SA 2.375%, 11/21/24 144A	2,639,000	2,636
Barclays PLC 5.088%, (ICE LIBOR USD 3 Month plus 3.054%), 6/20/30	1,639,000	1,825
BB&T Corp. 2.500%, 8/1/24	6,441,000	6,518
BNP Paribas SA 2.819%, (ICE LIBOR USD 3 Month plus 1.111%), 11/19/25 144A	8,758,000	8,854
Branch Banking & Trust Co. 2.150%, 12/6/24	4,142,000	4,131
The Charles Schwab Corp. 3.250%, 5/22/29	4,757,000	5,030
Citigroup, Inc.
2.976%, (US SOFR plus 1.422%), 11/5/30	3,100,000	3,143
3.980%, (ICE LIBOR USD 3 Month plus 1.338%), 3/20/30	2,103,000	2,299

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Financial continued
Commonwealth Bank of Australia
3.610%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 2.050%), 9/12/34 144A	2,232,000	2,242
3.743%, 9/12/39 144A	892,000	893
Credit Agricole SA 2.375%, 1/22/25 144A	4,058,000	4,050
Danske Bank A/S
3.001%, (ICE LIBOR USD 3 Month plus 1.249%), 9/20/22 144A	5,492,000	5,534
3.244%, (ICE LIBOR USD 3 Month plus 1.591%), 12/20/25 144A	5,164,000	5,222
Equinix, Inc.
2.625%, 11/18/24	3,061,000	3,067
2.900%, 11/18/26	3,061,000	3,066
3.200%, 11/18/29	2,816,000	2,826
GE Capital International Funding Co. Unlimited Co.
2.342%, 11/15/20	727,000	728
4.418%, 11/15/35	4,685,000	4,988
GLP Capital LP / GLP Financing II, Inc.
4.000%, 1/15/30	2,043,000	2,085
5.300%, 1/15/29	1,105,000	1,227
HSBC Holdings PLC
2.633%, (ICE LIBOR USD 3 Month plus 1.140%), 11/7/25	3,982,000	3,994
3.803%, (ICE LIBOR USD 3 Month plus 1.211%), 3/11/25	2,942,000	3,086
3.973%, (ICE LIBOR USD 3 Month plus 1.610%), 5/22/30	2,326,000	2,505
4.041%, (ICE LIBOR USD 3 Month plus 1.546%), 3/13/28	976,000	1,043
JPMorgan Chase & Co.
2.301%, (US SOFR plus 1.160%), 10/15/25	4,810,000	4,801
2.739%, (US SOFR plus 1.510%), 10/15/30	6,847,000	6,837
2.950%, 10/1/26	1,969,000	2,027
3.220%, (ICE LIBOR USD 3 Month plus 1.155%), 3/1/25	618,000	640
3.559%, (ICE LIBOR USD 3 Month plus 0.730%), 4/23/24	1,070,000	1,114
3.702%, (ICE LIBOR USD 3 Month plus 1.160%), 5/6/30	535,000	576
3.797%, (ICE LIBOR USD 3 Month plus 0.890%), 7/23/24	535,000	564
3.882%, (ICE LIBOR USD 3 Month plus 1.360%), 7/24/38	1,596,000	1,762
3.897%, (ICE LIBOR USD 3 Month plus 1.220%), 1/23/49	1,969,000	2,209
4.005%, (ICE LIBOR USD 3 Month plus 1.120%), 4/23/29	1,399,000	1,535
4.023%, (ICE LIBOR USD 3 Month plus 1.000%), 12/5/24	1,039,000	1,107
KeyCorp 2.550%, 10/1/29	4,078,000	3,982
Liberty Mutual Group, Inc.
3.951%, 10/15/50 144A	235,000	244
4.569%, 2/1/29 144A	2,973,000	3,318
Lincoln National Corp. 3.050%, 1/15/30	3,556,000	3,574
MDGH - GMTN BV 2.875%, 11/7/29 144A	2,529,000	2,551

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Financial continued
Mid-America Apartments LP
3.600%, 6/1/27	741,000	786
3.750%, 6/15/24	2,609,000	2,750
3.950%, 3/15/29	1,089,000	1,188
4.000%, 11/15/25	1,337,000	1,446
4.300%, 10/15/23	1,118,000	1,196
Mizuho Financial Group, Inc.
2.721%, (ICE LIBOR USD 3 Month plus 0.840%), 7/16/23	2,792,000	2,824
3.153%, (ICE LIBOR USD 3 Month plus 1.130%), 7/16/30	1,683,000	1,718
Morgan Stanley
2.625%, 11/17/21	4,266,000	4,316
3.971%, (3 Month LIBOR plus 1.455%), 7/22/38	513,000	569
4.457%, (ICE LIBOR USD 3 Month plus 1.431%), 4/22/39	1,004,000	1,181
Nationwide Building Society 4.363%, (ICE LIBOR USD 3 Month plus 1.392%), 8/1/24 144A	2,593,000	2,749
Nationwide Financial Services, Inc. 3.900%, 11/30/49 144A	2,651,000	2,754
Prudential Financial, Inc.
3.700%, 3/13/51	670,000	703
4.350%, 2/25/50	1,837,000	2,111
Regency Centers LP 2.950%, 9/15/29	2,372,000	2,367
Royal Bank of Canada 2.250%, 11/1/24	4,665,000	4,687
Royal Bank of Scotland Group PLC 4.445%, (ICE LIBOR USD 3 Month plus 1.871%), 5/8/30	678,000	748
SITE Centers Corp. 4.625%, 7/15/22	930,000	970
Societe Generale SA 2.625%, 10/16/24 144A	3,114,000	3,112
Spirit Realty LP 3.400%, 1/15/30	1,315,000	1,320
State Street Corp. 2.354%, (US SOFR plus 0.940%), 11/1/25	4,036,000	4,050
Store Capital Corp.
4.500%, 3/15/28	4,108,000	4,490
4.625%, 3/15/29	804,000	891
Sumitomo Mitsui Financial Group, Inc.
2.696%, 7/16/24	5,434,000	5,507
3.040%, 7/16/29	5,476,000	5,580
TrustCo Bank Corp. 6.390%, 1/15/50 144A	1,424,000	1,531
UBS Group AG 3.126%, (ICE LIBOR USD 3 Month plus 1.468%), 8/13/30 144A	2,891,000	2,941
Westpac Banking Corp. 4.110%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 2.000%), 7/24/34	1,285,000	1,345

Total		228,743

Industrial (2.0%)
The Boeing Co.
2.700%, 5/1/22	2,311,000	2,346
2.700%, 2/1/27	2,951,000	2,989

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Industrial continued
2.950%, 2/1/30	1,950,000	1,993
3.100%, 5/1/26	2,955,000	3,047
3.500%, 3/1/39	1,136,000	1,170
3.750%, 2/1/50	408,000	432
3.900%, 5/1/49	1,429,000	1,546
Burlington Northern Santa Fe LLC
3.550%, 2/15/50	1,810,000	1,901
4.900%, 4/1/44	601,000	747
Caterpillar Financial Services Corp. 2.150%, 11/8/24	2,881,000	2,890
Caterpillar, Inc.
2.600%, 9/19/29	1,297,000	1,308
3.250%, 9/19/49	1,504,000	1,505
Crowley Conro LLC 4.181%, 8/15/43	1,499,520	1,674
CSX Corp.
2.400%, 2/15/30	1,280,000	1,251
3.350%, 9/15/49	2,164,000	2,127
4.300%, 3/1/48	140,000	159
4.750%, 11/15/48	759,000	918
General Electric Co.
2.700%, 10/9/22	525,000	532
3.100%, 1/9/23	381,000	389
5.875%, 1/14/38	1,924,000	2,328
Lockheed Martin Corp. 4.070%, 12/15/42	1,114,000	1,274
Northrop Grumman Corp.
2.550%, 10/15/22	3,446,000	3,496
2.930%, 1/15/25	153,000	158
3.250%, 8/1/23	3,179,000	3,312
3.250%, 1/15/28	1,960,000	2,043
4.030%, 10/15/47	1,120,000	1,249
Packaging Corp. of America 3.000%, 12/15/29	1,758,000	1,764
Union Pacific Corp.
2.950%, 3/1/22	1,929,000	1,971
3.150%, 3/1/24	918,000	955
4.300%, 3/1/49	286,000	329
United Technologies Corp.
2.800%, 5/4/24	1,466,000	1,506
3.100%, 6/1/22	1,990,000	2,040
3.650%, 8/16/23	5,911,000	6,227
3.950%, 8/16/25	1,535,000	1,673
4.125%, 11/16/28	938,000	1,056
4.450%, 11/16/38	1,425,000	1,683
4.625%, 11/16/48	1,552,000	1,939

Total		63,927

Metals & Mining (0.1%)
Newmont Corp. 3.500%, 3/15/22	1,535,000	1,575

Total		1,575

Technology (1.7%)
Apple, Inc.
1.800%, 9/11/24	2,911,000	2,890
2.050%, 9/11/26	3,495,000	3,466
2.200%, 9/11/29	5,255,000	5,148
2.950%, 9/11/49	1,945,000	1,884
3.200%, 5/13/25	645,000	681
3.200%, 5/11/27	3,994,000	4,210

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Technology continued
4.250%, 2/9/47	957,000	1,142
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 1/15/27	2,632,000	2,731
Broadcom, Inc. 4.250%, 4/15/26 144A	1,865,000	1,982
Fiserv, Inc.
3.200%, 7/1/26	1,872,000	1,936
3.500%, 7/1/29	1,951,000	2,048
4.200%, 10/1/28	184,000	204
4.400%, 7/1/49	991,000	1,121
Intel Corp.
2.450%, 11/15/29	3,371,000	3,357
3.250%, 11/15/49	1,124,000	1,129
International Business Machines Corp.
3.300%, 5/15/26	1,776,000	1,872
4.150%, 5/15/39	802,000	902
4.250%, 5/15/49	1,057,000	1,206
Micron Technology, Inc. 4.663%, 2/15/30	1,462,000	1,609
Microsoft Corp.
3.700%, 8/8/46	531,000	599
4.000%, 2/12/55	1,403,000	1,657
4.100%, 2/6/37	1,750,000	2,064
4.250%, 2/6/47	687,000	840
4.500%, 2/6/57	1,289,000	1,666
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.875%, 6/18/26 144A	3,172,000	3,361
4.300%, 6/18/29 144A	361,000	390
Oracle Corp.
2.625%, 2/15/23	1,443,000	1,473
2.950%, 11/15/24	772,000	802
3.800%, 11/15/37	789,000	860
4.000%, 11/15/47	2,262,000	2,524

Total		55,754

Utilities (2.1%)
Alabama Power Co. 3.450%, 10/1/49	2,669,000	2,729
Black Hills Corp.
3.050%, 10/15/29	2,913,000	2,898
3.875%, 10/15/49	980,000	976
CenterPoint Energy Resources Corp. 4.100%, 9/1/47	1,574,000	1,647
CenterPoint Energy, Inc.
2.500%, 9/1/22	219,000	221
2.500%, 9/1/24	2,370,000	2,371
4.250%, 11/1/28	1,587,000	1,721
Consolidated Edison Co. of New York, Inc. 3.875%, 6/15/47	964,000	1,042
Dominion Resources, Inc. 2.000%, 8/15/21	1,535,000	1,534
DTE Energy Co. 2.529%, 10/1/24	2,415,000	2,425
Duke Energy Corp. 1.800%, 9/1/21	2,302,000	2,299
Edison International
4.125%, 3/15/28	514,000	527
5.750%, 6/15/27	1,106,000	1,241
Enel Finance International NV 3.500%, 4/6/28 144A	998,000	1,020

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (25.1%)	Shares/ Par+	Value $ (000’s)

Utilities continued
4.625%, 9/14/25 144A	3,459,000	3,771
4.750%, 5/25/47 144A	900,000	1,011
4.875%, 6/14/29 144A	1,085,000	1,223
6.000%, 10/7/39 144A	1,402,000	1,762
Eversource Energy 3.150%, 1/15/25	529,000	545
FirstEnergy Corp.
2.850%, 7/15/22	493,000	501
3.900%, 7/15/27	2,064,000	2,205
4.250%, 3/15/23	2,771,000	2,920
4.850%, 7/15/47	426,000	505
Interstate Power & Light Co. 3.500%, 9/30/49	1,029,000	1,006
ITC Holdings Corp. 2.700%, 11/15/22	2,192,000	2,218
Jersey Central Power & Light Co. 4.300%, 1/15/26 144A	953,000	1,037
Metropolitan Edison Co. 4.300%, 1/15/29 144A	1,723,000	1,919
Mid-Atlantic Interstate Transmission LLC 4.100%, 5/15/28 144A	2,144,000	2,344
Mississippi Power Co.
3.950%, 3/30/28	2,679,000	2,915
4.250%, 3/15/42	1,609,000	1,725
NiSource, Inc.
2.950%, 9/1/29	1,513,000	1,506
4.375%, 5/15/47	370,000	409
Pennsylvania Electric Co. 3.250%, 3/15/28 144A	922,000	944
PPL Capital Funding, Inc.
3.100%, 5/15/26	2,823,000	2,876
3.400%, 6/1/23	316,000	326
4.000%, 9/15/47	381,000	389
4.700%, 6/1/43	314,000	350
5.000%, 3/15/44	1,456,000	1,672
Southern California Edison Co.
2.850%, 8/1/29	1,109,000	1,106
4.000%, 4/1/47	999,000	1,049
4.125%, 3/1/48	1,778,000	1,894
4.650%, 10/1/43	522,000	591
5.550%, 1/15/37	307,000	370
5.950%, 2/1/38	589,000	746
6.000%, 1/15/34	159,000	196
Virginia Electric & Power Co. 3.300%, 12/1/49	1,594,000	1,604

Total		66,286

Total Corporate Bonds
(Cost: $772,240)		800,855

Governments (26.5%)

Governments (26.5%)
Abu Dhabi Government International Bond
2.125%, 9/30/24 144A	1,699,000	1,693
2.500%, 9/30/29 144A	2,225,000	2,217
3.125%, 9/30/49 144A	1,351,000	1,317
Japan Bank for International Cooperation 1.750%, 10/17/24	2,974,000	2,932
Republic of Paraguay 5.400%, 3/30/50 144A	1,582,000	1,825
United Mexican States 4.500%, 4/22/29	6,214,000	6,814

Governments (26.5%)	Shares/ Par+	Value $ (000’s)

Governments continued
4.600%, 2/10/48	1,876,000	2,054
US Treasury
1.125%, 9/30/21	29,802,000	29,554
1.250%, 3/31/21 b	12,160,000	12,103
1.375%, 8/31/20	23,456,000	23,416
1.375%, 8/31/26	8,364,000	8,127
1.500%, 11/30/21	16,212,000	16,186
1.500%, 10/31/24	1,000	1
1.500%, 11/30/24	9,057,000	8,975
1.625%, 12/31/21	1,047,000	1,048
1.625%, 11/15/22	4,856,000	4,857
1.625%, 12/15/22	44,922,000	44,940
1.625%, 2/15/26	43,531,000	43,100
1.625%, 5/15/26	42,010,000	41,537
1.625%, 9/30/26	4,768,000	4,706
1.625%, 11/30/26	25,106,000	24,758
1.750%, 7/15/22	4,415,000	4,430
1.750%, 12/31/24	4,882,000	4,893
1.750%, 11/15/29	20,036,000	19,718
2.125%, 5/15/22	5,306,000	5,369
2.250%, 8/15/46	23,378,000	22,690
2.250%, 8/15/49	9,379,000	9,087
2.250%, 11/15/24	29,486,000	30,230
2.375%, 11/15/49	12,668,000	12,611
2.375%, 2/29/24	2,282,000	2,345
2.375%, 4/30/26	23,421,000	24,219
2.500%, 5/15/46	25,774,000	26,281
2.500%, 6/30/20	2,840,000	2,852
2.500%, 1/15/22	10,426,000	10,611
2.625%, 6/15/21	8,130,000	8,247
2.625%, 7/15/21	19,296,000	19,593
2.625%, 2/28/23	14,235,000	14,667
2.625%, 1/31/26	41,059,000	43,022
2.750%, 4/30/23	32,498,000	33,653
2.750%, 5/31/23	82,860,000	85,859
2.750%, 7/31/23	3,878,000	4,024
2.875%, 5/15/43	12,443,000	13,539
2.875%, 11/15/21	17,479,000	17,887
2.875%, 11/30/25	1,207,000	1,281
3.000%, 11/15/44	29,136,000	32,438
3.125%, 2/15/43 b	41,490,000	46,997
3.125%, 8/15/44 b	58,053,000	65,957

Total		844,660

Total Governments
(Cost: $844,188)		844,660

Municipal Bonds (0.5%)

Municipal Bonds (0.5%)
County of Clark Department of Aviation 6.820%, 7/1/45 RB	1,780,000	2,805
Los Angeles Community College District, Series 2010-E 6.750%, 8/1/49 GO	2,600,000	4,269
North Texas Tollway Authority, Series 2009-B 6.718%, 1/1/49 RB	1,950,000	3,059
The Ohio State University 4.800%, 6/1/11 RB	1,070,000	1,356
Port Authority of New York & New Jersey 4.458%, 10/1/62 RB	3,110,000	3,812

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Municipal Bonds (0.5%)	Shares/ Par +	Value $ (000’s)

Municipal Bonds continued
State of California 7.600%, 11/1/40 GO	450,000	743
State of Illinois 5.100%, 6/1/33 GO	360,000	388

Total Municipal Bonds
(Cost: $14,426)		16,432

Structured Products (50.5%)

Asset Backed Securities (10.6%)
Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A 3.070%, 9/20/23 144A	1,041,000	1,058
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A 3.350%, 9/22/25 144A	4,357,000	4,491
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A 2.360%, 3/20/26 144A	6,521,000	6,458
College Ave Student Loans, Series 2017-A, Class A1 3.442%, (ICE LIBOR USD 1 Month plus 1.650%), 11/26/46 144A	1,795,896	1,792
College Avenue Student Loans LLC, Series 2018-A, Class A2 4.130%, 12/26/47 144A	1,349,452	1,398
College Avenue Student Loans LLC, Series 2019-A, Class A2 3.280%, 12/28/48 144A	1,327,082	1,313
Ford Credit Auto Owner Trust, Series 2017-2, Class A 2.360%, 3/15/29 144A	6,262,000	6,299
Ford Credit Auto Owner Trust, Series 2017- REV1, Class A 2.620%, 8/15/28 144A	3,002,000	3,036
Ford Credit Auto Owner Trust, Series 2018-1, Class A 3.190%, 7/15/31 144A	7,654,000	7,951
Ford Credit Auto Owner Trust, Series 2018-2, Class A 3.470%, 1/15/30 144A	3,394,000	3,542
Ford Credit Auto Owner Trust, Series 2019- REV1, Class A 3.520%, 7/15/30 144A	3,649,000	3,828
Ford Credit Floorplan Master Owner Trust, Series 2019-A, Class A 2.440%, 9/15/26	2,237,000	2,242
Ford Credit Floorplan Master Owner Trust, Series 2019-A, Class A2 2.340%, (ICE LIBOR USD 1 Month plus 0.600%), 9/15/24	1,368,000	1,373
Hertz Vehicle Financing II LP, Series 2019-1A, Class A 3.710%, 3/25/23 144A	4,653,000	4,773
Hertz Vehicle Financing II LP, Series 2019-2A, Class A 3.420%, 5/25/25 144A	4,402,000	4,534
Hertz Vehicle Financing II LP, Series 2019-3A, Class A 2.670%, 12/26/25 144A	5,276,000	5,257

Structured Products (50.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Hertz Vehicle Financing LLC, Series 2015-3A, Class A 2.670%, 9/25/21 144A	2,783,000	2,791
Hertz Vehicle Financing LLC, Series 2016-2A, Class A 2.950%, 3/25/22 144A	3,583,000	3,609
Hertz Vehicle Financing LLC, Series 2016-4A, Class A 2.650%, 7/25/22 144A	432,000	434
Hertz Vehicle Financing LLC, Series 2017-1A, Class A 2.960%, 10/25/21 144A	3,034,000	3,049
Hertz Vehicle Financing LLC, Series 2017-2A, Class A 3.290%, 10/25/23 144A	2,764,000	2,824
Hertz Vehicle Financing LLC, Series 2018-1A, Class A 3.290%, 2/25/24 144A	1,731,000	1,771
Hertz Vehicle Financing LLC, Series 2018-2A, Class A 3.650%, 6/27/22 144A	2,855,000	2,908
Hertz Vehicle Financing LLC, Series 2018-3A, Class A 4.030%, 7/25/24 144A	3,072,000	3,212
Navient Private Education Loan Trust, Series 2014-AA, Class A3 3.340%, (ICE LIBOR USD 1 Month plus 1.600%), 10/15/31 144A	3,434,000	3,501
Navient Private Education Loan Trust, Series 2014-CTA, Class A 2.440%, (ICE LIBOR USD 1 Month plus 0.700%), 9/16/24 144A	253,234	253
Navient Private Education Loan Trust, Series 2018-BA, Class A2A 3.610%, 12/15/59 144A	2,429,000	2,501
Navient Private Education Refi Loan Trust, Series 2018-A, Class A2 3.190%, 2/18/42 144A	1,163,000	1,170
Navient Private Education Refi Loan Trust, Series 2018-C, Class A2 3.520%, 6/16/42 144A	1,296,000	1,316
Navient Private Education Refi Loan Trust, Series 2018-DA, Class A2A 4.000%, 12/15/59 144A	5,609,000	5,788
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	6,611,000	6,733
Navient Private Education Refi Loan Trust, Series 2019-C, Class A2 3.130%, 2/15/68 144A	6,785,000	6,816
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	5,542,000	5,598
Navient Student Loan Trust, Series 2014-1, Class A3 2.302%, (ICE LIBOR USD 1 Month plus 0.510%), 6/25/31	2,329,369	2,285
Navient Student Loan Trust, Series 2015-1, Class A2 2.392%, (ICE LIBOR USD 1 Month plus 0.600%), 4/25/40	7,070,754	6,929

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Navient Student Loan Trust, Series 2016-1A, Class A 2.408%, (ICE LIBOR USD 1 Month plus 0.700%), 2/25/70 144A	3,848,198	3,790
Navient Student Loan Trust, Series 2016-3A, Class A 2 2.558%, (ICE LIBOR USD 1 Month plus 0.850%), 6/25/65 144A	566,279	567
Navient Student Loan Trust, Series 2016-5A, Class A 2.958%, (ICE LIBOR USD 1 Month plus 1.250%), 6/25/65 144A	4,083,962	4,124
Navient Student Loan Trust, Series 2016-AA, Class A2B 3.890%, (ICE LIBOR USD 1 Month plus 2.150%), 12/15/45 144A	1,315,510	1,360
Navient Student Loan Trust, Series 2017-5A, Class A 2.508%, (ICE LIBOR USD 1 Month plus 0.800%), 7/26/66 144A	2,011,417	1,977
Navient Student Loan Trust, Series 2019 EA, Class A2 4.000%, 12/15/59 144A	3,615,000	3,741
Navient Student Loan Trust, Series 2019-3, Class A 2.622%, (ICE LIBOR USD 1 Month plus 0.830%), 7/25/68 144A	12,940,104	12,820
Navient Student Loan Trust, Series 2019-4, Class A2 2.602%, (ICE LIBOR USD 1 Month plus 0.810%), 7/25/68 144A	6,432,000	6,382
Navient Student Loan Trust, Series 2019-BA, Class A2A 3.390%, 12/15/59 144A	4,423,000	4,539
Navient Student Loan Trust, Series 2019-FA, Class A2 2.600%, 8/15/68 144A	6,457,000	6,442
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A	6,351,000	6,308
Nelnet Student Loan Trust, Series 2004-3, Class A5 2.120%, (ICE LIBOR USD 3 Month plus 0.180%), 10/27/36	739,461	717
Nelnet Student Loan Trust, Series 2004-4, Class A5 2.100%, (ICE LIBOR USD 3 Month plus 0.160%), 1/25/37	3,969,580	3,878
Nelnet Student Loan Trust, Series 2005-1, Class A5 2.050%, (ICE LIBOR USD 3 Month plus 0.110%), 10/25/33	11,475,776	11,162
Nelnet Student Loan Trust, Series 2005-2, Class A5 2.028%, (ICE LIBOR USD 3 Month plus 0.100%), 3/23/37	11,047,545	10,714
Nelnet Student Loan Trust, Series 2005-3, Class A5 2.048%, (ICE LIBOR USD 3 Month plus 0.120%), 12/24/35	8,463,011	8,297

Structured Products (50.5%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Nelnet Student Loan Trust, Series 2005-4, Class A4 2.108%, (ICE LIBOR USD 3 Month plus 0.180%), 3/22/32	1,394,901	1,338
Nelnet Student Loan Trust, Series 2012-2, Class A 2.592%, (ICE LIBOR USD 1 Month plus 0.800%), 12/26/33 144A	1,442,164	1,432
Nelnet Student Loan Trust, Series 2012-4A, Class A 2.492%, (ICE LIBOR USD 1 Month plus 0.700%), 9/27/38 144A	2,693,158	2,669
Nelnet Student Loan Trust, Series 2013-1A, Class A 2.392%, (ICE LIBOR USD 1 Month plus 0.600%), 6/25/41 144A	2,094,457	2,046
Nelnet Student Loan Trust, Series 2014-1A, Class A 2.362%, (ICE LIBOR USD 1 Month plus 0.570%), 9/25/41 144A	1,088,877	1,069
Nelnet Student Loan Trust, Series 2016-1A, Class A 2.592%, (ICE LIBOR USD 1 Month plus 0.800%), 9/25/65 144A	3,794,090	3,789
Nelnet Student Loan Trust, Series 2017-2A, Class A 2.562%, (ICE LIBOR USD 1 Month plus 0.770%), 9/25/65 144A	2,282,200	2,244
Santander Revolving Auto Loan Trust, Series 2019-A, Class A 2.510%, 1/26/32 144A	10,243,000	10,193
SLC Student Loan Trust, Series 2005-2, Class A4 2.054%, (ICE LIBOR USD 3 Month plus 0.160%), 12/15/39	2,551,000	2,411
SLC Student Loan Trust, Series 2007-1, Class A5 2.000%, (ICE LIBOR USD 3 Month plus 0.090%), 2/15/68	2,218,000	2,050
SLC Student Loan Trust, Series 2008-1, Class A4A 3.494%, (ICE LIBOR USD 3 Month plus 1.600%), 12/15/32	1,918,434	1,943
SLM Student Loan Trust, Series 2003-1, Class A5C 2.644%, (ICE LIBOR USD 3 Month plus 0.750%), 12/15/32 144A	1,508,687	1,465
SLM Student Loan Trust, Series 2004-10, Class A7A 2.540%, (ICE LIBOR USD 3 Month plus 0.600%), 10/25/29 144A	6,428,000	6,395
SLM Student Loan Trust, Series 2007-2, Class A4 2.000%, (ICE LIBOR USD 3 Month plus 0.060%), 7/25/22	5,226,041	5,079
SLM Student Loan Trust, Series 2012-1, Class A3 2.742%, (ICE LIBOR USD 1 Month plus 0.950%), 9/25/28	6,335,735	6,222

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
SLM Student Loan Trust, Series 2012-2, Class A 2.492%, (ICE LIBOR USD 1 Month plus 0.700%), 1/25/29	5,474,149	5,333
SLM Student Loan Trust, Series 2012-6, Class A3 2.542%, (ICE LIBOR USD 1 Month plus 0.750%), 5/26/26	2,478,099	2,454
SMB Private Education Loan Trust, Series 2015-A, Class A2B 2.740%, (ICE LIBOR USD 1 Month plus 1.000%), 6/15/27 144A	1,705,386	1,709
SMB Private Education Loan Trust, Series 2015-C, Class A2B 3.140%, (ICE LIBOR USD 1 Month plus 1.400%), 7/15/27 144A	782,382	788
SMB Private Education Loan Trust, Series 2016-A, Class A2A 2.700%, 5/15/31 144A	4,000,850	4,009
SMB Private Education Loan Trust, Series 2016-A, Class A2B 3.240%, (ICE LIBOR USD 1 Month plus 1.500%), 5/15/31 144A	5,390,060	5,439
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430%, 2/17/32 144A	1,973,504	1,962
SMB Private Education Loan Trust, Series 2016-B, Class A2B 3.190%, (ICE LIBOR USD 1 Month plus 1.450%), 2/17/32 144A	5,390,595	5,432
SMB Private Education Loan Trust, Series 2016-C, Class A2B 2.840%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	2,116,067	2,120
SMB Private Education Loan Trust, Series 2017-A, Class A2B 2.640%, (ICE LIBOR USD 1 Month plus 0.900%), 9/15/34 144A	1,561,486	1,560
SMB Private Education Loan Trust, Series 2017-B, Class A2A 2.820%, 10/15/35 144A	2,062,662	2,066
SMB Private Education Loan Trust, Series 2017-B, Class A2B 2.490%, (ICE LIBOR USD 1 Month plus 0.750%), 10/15/35 144A	3,759,655	3,746
SMB Private Education Loan Trust, Series 2018-C, Class A2A 3.630%, 11/15/35 144A	2,157,000	2,243
SMB Private Education Loan Trust, Series 2019-A, Class A2A 3.440%, 7/15/36 144A	8,755,000	8,886
SoFi Professional Loan Program LLC, Series 2016-A, Class A2 2.760%, 12/26/36 144A	1,277,661	1,282
SoFi Professional Loan Program LLC, Series 2016-D, Class A1 2.742%, (ICE LIBOR USD 1 Month plus 0.950%), 1/25/39 144A	225,230	226

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
SoFi Professional Loan Program LLC, Series 2016-E, Class A1 2.642%, (ICE LIBOR USD 1 Month plus 0.850%), 7/25/39 144A	453,594	454
SoFi Professional Loan Program LLC, Series 2017-A, Class A1 2.492%, (ICE LIBOR USD 1 Month plus 0.700%), 3/26/40 144A	455,280	456
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX 2.650%, 9/25/40 144A	327,533	327
SoFi Professional Loan Program LLC, Series 2017-E, Class A1 2.292%, (ICE LIBOR USD 1 Month plus 0.500%), 11/26/40 144A	296,755	296
SoFi Professional Loan Program LLC, Series 2017-E, Class A2B 2.720%, 11/26/40 144A	5,282,000	5,323
SoFi Professional Loan Program LLC, Series 2018-A, Class A2B 2.950%, 2/25/42 144A	1,648,000	1,662
SoFi Professional Loan Program LLC, Series 2018-B, Class A2FX 3.340%, 8/26/47 144A	4,753,000	4,829
Verizon Owner Trust, Series 2019-C, Class A1A 1.940%, 4/22/24	8,684,000	8,673
World Financial Network Credit Card Master Trust, Series 2019-A, Class A 3.140%, 12/15/25	950,000	970
World Financial Network Credit Card Master Trust, Series 2019-B, Class A 3.460%, 7/15/25	1,567,000	1,602
World Financial Network Credit Card Master Trust, Series 2019-C, Class A 2.210%, 7/15/26	6,332,000	6,338

Total		340,181

Mortgage Securities (39.9%)
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1 3.628%, (AFC), 3/25/49 144A	1,592,457	1,610
Asset Securitization Corp., Series 1997-D5, Class PS1 1.824%, (CSTR), 2/14/43 IO	29,059	–	p
Barclays Commercial Mortgage Trust 2019, Series C5, Class A4 3.063%, 11/15/52	2,249,000	2,320
Barclays Commercial Mortgage Trust, Series 2018-C2, Class A5 4.314%, 12/15/51	3,915,000	4,400
Benchmark Mortgage Trust, Series 2018-B1, Class ASB 3.602%, (AFC), 1/15/51	854,000	903
Benchmark Mortgage Trust, Series 2019-B13, Class A4 2.952%, 8/15/57	1,472,000	1,506
Benchmark Mortgage Trust, Series 2019-B14, Class A5 3.048%, 12/15/62	1,067,000	1,100

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1 3.613%, (AFC), 10/26/48 144A	1,109,284	1,121
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 2.879%, (AFC), 7/25/49 144A	3,103,837	3,111
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 2.724%, (AFC), 11/25/59 144A	3,660,000	3,656
CD Commercial Mortgage Trust, Series 2017-CD4, Class A4 3.514%, (AFC), 5/10/50	1,610,000	1,711
CD Commercial Mortgage Trust, Series 2017-CD6, Class ASB 3.332%, 11/13/50	2,821,000	2,938
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A1 1.793%, (CSTR, AFC), 1/10/48	511,400	510
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB 3.091%, 5/10/58	1,508,000	1,546
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A1 1.964%, 6/15/50	294,280	294
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB 3.367%, 6/15/50	1,226,000	1,269
Citibank NA 1.410%, 10/10/49	78,367	78
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class A1 1.443%, 8/10/49	431,154	428
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class ASB 2.622%, 8/10/49	1,967,000	1,988
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class ASB 3.121%, 6/10/50	694,000	716
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-CD4, Class ASB 3.317%, 5/10/50	1,173,000	1,216
Citigroup Mortgage Loan Trust, Series 2005-1, Class 3A1 6.500%, 4/25/35	134,443	141
Citigroup Mortgage Loan Trust, Series 2019-GC43, Class A4 3.038%, 11/10/52	2,804,000	2,887
COLT Funding LLC, Series 2019-4, Class A1 2.579%, (AFC), 11/25/49 144A	3,247,243	3,241
COLT Mortgage Loan Trust, Series 2019-1, Class A1 3.705%, (AFC), 3/25/49 144A	1,463,611	1,472
COLT Mortgage Loan Trust, Series 2019-2, Class A1 3.337%, (AFC), 5/25/49 144A	2,707,193	2,711
COMM Mortgage Trust, Series 2013-CR9, Class A4 4.222%, (CSTR), 7/10/45	3,078,000	3,258

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Commercial Mortgage Pass Through Certificates, Series 2016-COR1, Class ASB 2.972%, 10/10/49	1,155,000	1,181
Commercial Mortgage Pass Through Certificates, Series 2018-COR3, Class A3 4.228%, 5/10/51	3,458,000	3,851
Commercial Mortgage Trust, Series 2019-GC44, Class A5 2.950%, 8/15/57	1,665,000	1,701
Credit Suisse Mortgage Trust, Series 2016- NXSR, Class A4 3.795%, (AFC), 12/15/49	4,752,000	5,062
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4 3.504%, 6/15/57	1,587,000	1,658
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.718%, 8/15/48	2,002,000	2,116
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4 3.807%, 11/15/48	2,233,000	2,380
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class ASB 3.532%, 11/15/48	582,000	605
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A5 3.016%, 9/15/52	1,696,000	1,735
CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4 2.968%, 12/17/52	1,110,000	1,130
Federal Home Loan Bank
3.500%, 7/1/49	4,278,860	4,511
3.500%, 11/1/49	10,972,383	11,355
4.000%, 5/1/49	6,657,271	7,117
Federal Home Loan Mortgage Corp.
2.500%, 6/1/28	3,509,427	3,556
2.500%, 11/1/28	26,290,685	26,640
3.000%, 6/1/49	1,651,764	1,678
3.000%, 12/1/49	11,344,217	11,532
3.500%, 2/1/48	1,672,080	1,752
3.500%, 4/1/49	3,669,569	3,869
3.500%, 7/1/49	1,811,055	1,871
3.500%, 9/1/49	1,900,729	1,973
3.500%, 9/1/49	6,105,701	6,437
4.000%, 1/1/35	109,996	119
4.000%, 1/1/36	175,573	188
4.000%, 10/1/36	1,109,802	1,183
4.000%, 3/1/37	553,779	593
4.000%, 8/1/38	8,688,412	9,093
4.000%, 1/1/48	962,305	1,035
4.000%, 3/1/48	15,676,596	16,776
4.000%, 2/1/49	13,941,170	14,492
4.000%, 3/1/49	2,527,184	2,701
4.000%, 7/1/49	41,185,786	44,121
4.000%, 9/1/49	23,917,298	25,581
4.500%, 6/1/39	125,010	138
4.500%, 7/1/39	136,542	151
4.500%, 3/1/49	1,778,444	1,962
5.000%, 5/1/48	5,601,011	6,203

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 2012-264, Class 30 3.000%, 7/15/42	8,070,072	8,234
Federal Home Loan Mortgage Corp., Series 2015-343, Class F4 2.852%, (ICE LIBOR USD 1 Month plus 0.350%), 10/15/37	3,219,775	3,193
Federal Home Loan Mortgage Corp., Series 2017-4742, Class PA 3.000%, 10/15/47	9,899,691	10,134
Federal Home Loan Mortgage Corp., Series 2018-4767, Class KA 3.000%, 3/15/48	4,402,841	4,519
Federal Home Loan Mortgage Corp., Series 2018-4786, Class DP 4.500%, 7/15/42	2,055,388	2,095
Federal Home Loan Mortgage Corp., Series 2439, Class LH 6.000%, 4/15/32	359,225	408
Federal Home Loan Mortgage Corp., Series 4426, Class QC 1.750%, 7/15/37	3,598,046	3,553
Federal Home Loan Mortgage Corp., Series 4705, Class A 4.500%, 9/15/42	3,137,498	3,370
Federal Home Loan Mortgage Corp., Series 4763, Class CA 3.000%, 9/15/38	918,289	944
Federal Home Loan Mortgage Corp., Series 4796, Class AK 3.000%, 5/15/48	8,049,192	8,181
Federal Home Loan Mortgage Corp., Series 4802, Class A 3.000%, 6/15/48	7,967,395	8,094
Federal Home Loan Mortgage Corp., Series 4856, Class FD 2.040%, (ICE LIBOR USD 1 Month plus 0.300%), 8/15/40	3,710,029	3,685
Federal Home Loan Mortgage Corp., Series 4880, Class DA 3.000%, 5/15/50	4,713,799	4,802
Federal Home Loan Mortgage Corp., Series 4897, Class F
2.090%, (ICE LIBOR USD 1 Month plus 0.350%), 12/15/48	1,153,293	1,149
2.140%, (ICE LIBOR USD 1 Month plus 0.400%), 7/15/49	1,319,283	1,312
Federal National Mortgage Association 2.500%, 8/1/31	2,517,154	2,546
2.619%, (ICE LIBOR USD 12 Month plus 1.587%), 11/1/45	910,335	924
2.620%, (ICE LIBOR USD 12 Month plus 1.583%), 5/1/45	2,217,701	2,256
2.659%, (ICE LIBOR USD 12 Month plus 1.585%), 1/1/46	10,489,764	10,677
2.743%, (ICE LIBOR USD 12 Month plus 1.579%), 6/1/45	2,822,322	2,878
2.955%, (ICE LIBOR USD 12 Month plus 1.599%), 8/1/47	1,799,835	1,826
3.000%, 12/1/34	3,327,000	3,432
3.000%, 1/1/43	4,255,522	4,376

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
3.000%, 12/1/49	24,732,405	25,074
3.102%, (ICE LIBOR USD 12 Month plus 1.620%), 3/1/47	2,367,716	2,412
3.500%, 5/1/49	1,049,685	1,086
3.500%, 6/1/49	22,789,726	24,008
3.500%, 8/1/49	1,485,632	1,566
3.500%, 11/1/49	18,856,780	19,514
3.500%, 12/1/49	11,562,251	11,952
4.000%, 7/1/33	1,614,267	1,700
4.000%, 9/1/33	2,732,235	2,853
4.000%, 12/1/36	203,907	218
4.000%, 10/1/37	1,369,040	1,457
4.000%, 5/1/38	508,344	534
4.000%, 9/1/45	1,045,617	1,147
4.000%, 10/1/46	379,641	401
4.000%, 12/1/46	2,455,346	2,607
4.000%, 2/1/47	3,513,689	3,792
4.000%, 4/1/47	3,258,130	3,491
4.000%, 5/1/47	2,264,842	2,430
4.000%, 7/1/47	1,551,231	1,647
4.000%, 9/1/47	1,735,611	1,845
4.000%, 10/1/47	2,252,912	2,414
4.000%, 11/1/47	16,260,404	17,124
4.000%, 2/1/48	2,363,461	2,537
4.000%, 3/1/48	10,962,429	11,954
4.000%, 6/1/48	5,448,238	5,868
4.000%, 7/1/48	15,817,557	16,888
4.000%, 8/1/48	21,073,560	22,008
4.000%, 9/1/48	4,606,816	4,924
4.000%, 10/1/48	3,899,693	4,168
4.000%, 11/1/48	3,928,876	4,200
4.000%, 1/1/49	14,912,369	15,504
4.000%, 3/1/49	1,798,198	1,910
4.000%, 4/1/49	9,687,143	10,379
4.000%, 5/1/49	2,624,430	2,784
4.000%, 6/1/49	3,541,410	3,761
4.000%, 7/1/49	21,862,975	23,384
4.000%, 10/1/49	11,327,324	12,115
4.000%, 12/1/49	4,938,713	5,360
4.500%, 5/1/34	72,741	78
4.500%, 6/1/41	159,406	173
4.500%, 3/1/43	1,793,298	1,947
4.500%, 3/1/44	1,401,716	1,520
4.500%, 10/1/45	2,864,869	3,107
4.500%, 2/1/46	105,941	115
4.500%, 3/1/48	1,134,190	1,226
4.500%, 4/1/48	2,508,206	2,710
4.500%, 5/1/48	1,375,731	1,485
4.500%, 10/1/48	1,477,400	1,596
4.500%, 2/1/49	6,524,732	7,153
4.500%, 4/1/49	1,834,883	1,983
4.500%, 5/1/49	724,115	782
4.500%, 6/1/49	4,910,271	5,383
4.500%, 7/1/49	11,617,568	12,631
4.500%, 8/1/49	4,211,736	4,613
5.000%, 7/1/44	309,863	340
5.000%, 6/1/48	8,103,033	9,058
5.000%, 9/1/48	4,091,625	4,465
5.000%, 10/1/48	5,463,758	6,096
5.000%, 1/1/49	6,006,982	6,560

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
5.000%, 2/1/49	14,754,628	16,494
5.000%, 6/1/49	24,985,063	27,549
5.000%, 8/1/49	49,810,150	55,451
5.500%, 12/1/48	4,020,744	4,429
5.500%, 6/1/49	9,805,648	11,014
Federal National Mortgage Association Stripped, Series 414, Class A35 3.500%, 10/25/42	6,713,878	7,040
Federal National Mortgage Association TBA 2.500%, 1/14/50	29,700,000	29,349
3.000%, 1/1/47	12,200,000	12,365
3.500%, 1/1/47	1,000,000	1,028
3.500%, 3/12/50	7,600,000	7,807
Federal National Mortgage Association, Series 2012-151, Class NX 1.500%, 1/25/43	2,919,114	2,793
Federal National Mortgage Association, Series 2013-11, Class AP 1.500%, 1/25/43	6,757,260	6,553
Federal National Mortgage Association, Series 2013-30, Class CA 1.500%, 4/25/43	879,361	843
Federal National Mortgage Association, Series 2015-84, Class PA 1.700%, 8/25/33	8,734,062	8,567
Federal National Mortgage Association, Series 2016-48, Class MA 2.000%, 6/25/38	11,577,772	11,439
Federal National Mortgage Association, Series 2017-13, Class PA 3.000%, 8/25/46	2,749,210	2,831
Federal National Mortgage Association, Series 2017-42, Class H 3.000%, 11/25/43	2,281,405	2,326
Federal National Mortgage Association, Series 2017-M7, Class A2 2.961%, (AFC), 2/25/27	1,102,000	1,143
Federal National Mortgage Association, Series 2018-14, Class KC 3.000%, 3/25/48	5,067,351	5,193
Federal National Mortgage Association, Series 2018-15, Class AB 3.000%, 3/25/48	1,106,654	1,137
Federal National Mortgage Association, Series 2018-45, Class GA 3.000%, 6/25/48	6,993,316	7,083
Federal National Mortgage Association, Series 2018-79, Class FA 2.042%, (ICE LIBOR USD 1 Month plus 0.250%), 11/25/48	5,937,840	5,897
Federal National Mortgage Association, Series 2018-8, Class KL 2.500%, 3/25/47	3,564,456	3,553
Federal National Mortgage Association, Series 2019-14, Class FB 2.181%, (ICE LIBOR USD 1 Month plus 0.400%), (AFC), 4/25/59	2,160,166	2,158
Federal National Mortgage Association, Series 2019-18, Class FH 2.142%, (ICE LIBOR USD 1 Month plus 0.350%), 5/25/49	3,646,803	3,620

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2019-25, Class YF 2.242%, (ICE LIBOR USD 1 Month plus 0.450%), 10/25/46	7,219,471	7,214
Federal National Mortgage Association, Series 2019-35, Class A 3.000%, 7/25/49	3,030,020	3,130
Federal National Mortgage Association, Series 2019-35, Class FH 2.142%, (ICE LIBOR USD 1 Month plus 0.350%), 7/25/49	1,652,957	1,646
Federal National Mortgage Association, Series 2019-35, Class MB 3.000%, 7/25/49	3,829,559	3,973
Federal National Mortgage Association, Series 2019-42, Class FK 2.242%, (ICE LIBOR USD 1 Month plus 0.450%), 8/25/49	8,614,185	8,589
Federal National Mortgage Association, Series 2019-60, Class BF 2.242%, (ICE LIBOR USD 1 Month plus 0.450%), 10/25/49	2,995,374	2,981
Federal National Mortgage Association, Series 2019-60, Class FW 2.242%, (ICE LIBOR USD 1 Month plus 0.450%), 10/25/49	2,324,372	2,320
Federal National Mortgage Association, Series 2019-67, Class FB 2.242%, (ICE LIBOR USD 1 Month plus 0.450%), 11/25/49	2,669,537	2,655
Federal National Mortgage Association, Series 2019-70, Class FL 2.192%, (ICE LIBOR USD 1 Month plus 0.400%), 12/25/49	5,347,698	5,339
GCAT LLC, Series 2019-NQM1, Class A1 2.985%, (AFC), 2/25/59 144A	1,207,363	1,210
Government National Mortgage Association
3.500%, 1/20/48	3,241,072	3,392
3.500%, 9/20/49	14,789,022	15,320
4.000%, 10/20/47	932,565	985
4.000%, 3/20/48	1,050,865	1,091
4.000%, 4/20/48	3,929,002	4,106
4.000%, 5/20/49	1,760,746	1,869
4.000%, 6/20/49	10,899,687	11,443
4.000%, 7/20/49	4,329,234	4,597
4.000%, 8/20/49	13,556,346	14,084
4.500%, 8/15/47	888,227	954
4.500%, 2/20/49	5,665,706	6,157
4.500%, 3/20/49	4,138,344	4,442
4.500%, 4/20/49	1,707,390	1,833
4.500%, 5/20/49	3,858,869	4,146
5.000%, 12/20/39	115,558	128
5.000%, 11/20/45	255,456	280
5.000%, 3/20/48	11,877,223	12,787
5.000%, 6/20/48	15,173,323	16,137
5.000%, 8/20/48	5,899,155	6,265
5.000%, 12/20/48	5,136,608	5,426
5.000%, 1/20/49	4,704,273	5,195
5.000%, 2/20/49	1,705,651	1,839
5.000%, 3/20/49	1,597,025	1,723
5.000%, 9/20/49	1,323,738	1,401

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Government National Mortgage Association TBA 3.000%, 1/1/47	9,100,000	9,341
3.000%, 3/23/50	15,600,000	15,980
3.500%, 1/1/47	26,300,000	27,101
Government National Mortgage Association, Series 2012-141, Class WA 4.529%, 11/16/41	872,817	966
Government National Mortgage Association, Series 2017-167, Class BQ 2.500%, 8/20/44	3,862,340	3,890
Government National Mortgage Association, Series 2019-31, Class JC 3.500%, 3/20/49	3,904,224	3,974
Government National Mortgage Association, Series 2019-32, Class NA 3.500%, 9/20/49	6,623,116	6,832
GS Mortgage Securities Trust, Series 2012- GCJ7, Class AAB 2.935%, 5/10/45	136,693	137
GS Mortgage Securities Trust, Series 2014- GC18, Class A3 3.801%, 1/10/47	953,024	990
GS Mortgage Securities Trust, Series 2015- GC28, Class A5 3.396%, 2/10/48	735,000	768
GS Mortgage Securities Trust, Series 2015- GC34, Class A4 3.506%, 10/10/48	1,802,000	1,900
GS Mortgage Securities Trust, Series 2017- GS6, Class A3 3.433%, 5/10/50	2,645,000	2,791
GS Mortgage Securities Trust, Series 2017- GS7, Class A4 3.430%, 8/10/50	2,846,000	3,009
GS Mortgage Securities Trust, Series 2019- GSA1, Class A4 3.047%, 11/10/52	1,570,000	1,611
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1 5.314%, 1/25/51 144A	3,871,939	4,050
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class A1 1.324%, 8/15/49	687,818	684
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class ASB 3.548%, 3/15/50	3,358,000	3,524
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A4 3.669%, 9/15/47	1,323,000	1,393
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2 2.773%, 10/15/48	423,297	423
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3 2.912%, 10/15/48	6,101,000	6,229
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A4 3.769%, 12/15/48	838,000	897

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class ASB 3.282%, 7/15/50	1,306,000	1,358
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.694%, 3/15/50	912,000	977
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class ASB 3.491%, 3/15/50	463,000	485
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class ASB 4.145%, 6/15/51	1,453,000	1,578
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4 3.056%, 11/13/52	2,220,000	2,285
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1 5.250%, 12/25/24	89,386	91
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4 4.081%, (CSTR), 7/15/46	290,000	307
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4 3.249%, 2/15/48	434,000	450
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class ASB 3.383%, 10/15/48	1,239,000	1,281
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4 3.753%, 12/15/47	393,000	419
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class ASB 2.729%, 9/15/49	5,519,000	5,612
Morgan Stanley Capital I Trust 2019-MSC, Series L3, Class A4 3.127%, 11/15/29	1,332,000	1,373
Morgan Stanley Capital I Trust, Series 2016- UB11, Class A1 1.445%, 8/15/49	923,441	918
Morgan Stanley Capital I Trust, Series 2016- UB11, Class ASB 2.606%, 8/15/49	1,289,000	1,297
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 3.600%, (AFC), 4/25/49 144A	1,635,167	1,647
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1 2.492%, (AFC), 9/25/59 144A	2,490,140	2,478
SG Residential Mortgage Trust, Series 2019-3, Class A1 2.703%, (AFC), 9/25/59 144A	3,138,240	3,132
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1 2.610%, (AFC), 9/27/49 144A	2,961,845	2,944
Verus Securitization Trust, Series 2019-1, Class A1 3.836%, (AFC), 2/25/59 144A	1,347,410	1,361
Verus Securitization Trust, Series 2019-2, Class A1 3.211%, (AFC), 4/25/59 144A	5,705,027	5,739

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2019-3, Class A1 2.784%, (AFC), 7/25/59 144A	5,944,948	5,952
Verus Securitization Trust, Series 2019-4, Class A1 2.642%, (AFC), 11/25/59 144A	7,692,975	7,687
Verus Securitization Trust, Series 2019-INV1, Class A1 3.402%, (AFC), 12/25/59 144A	2,248,835	2,262
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A	2,743,092	2,744
Verus Securitization Trust, Series 2019-INV3, Class A1 2.692%, (AFC), 11/25/59 144A	1,652,365	1,647
Visio Trust, Series 2019-1, Class A1 3.572%, (AFC), 6/25/54 144A	1,384,612	1,396

Total		1,273,031

Structured Products (50.5%)	Shares/ Par+	Value $ (000’s)

Structured Products (0.0%)
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1 4.500%, 10/25/20	2,191	2

Total		2

Total Structured Products
(Cost: $1,600,451)		1,613,214

Short-Term Investments (0.9%)

Money Market Funds (0.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	28,118,395	28,118

Total		28,118

Total Short-Term Investments
(Cost: $28,118)		28,118

Total Investments (103.5%)
(Cost: $3,259,423)@		3,303,279

Other Assets, Less
Liabilities (-3.5%)		(111,229)

Net Assets (100.0%)		3,192,050

+	All par is stated in U.S Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $448,627 representing 14.1% of the net assets.

b

Cash or securities with an aggregate value of $125,057 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

p	Amount is less than one thousand.

#	7-Day yield as of l2/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $3,263,206 and the net unrealized appreciation of investments based on that cost was $40,073 which is comprised of $51,380 aggregate gross unrealized appreciation and $11,307 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$16,432	$-
Corporate Bonds	-	800,855	-
Governments	-	844,660	-
Structured Products	-	1,613,214	-
Short-Term Investments	28,118	-	-
Total Assets:	$28,118	$3,275,161	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$123 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have minimum average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Portfolio to be of comparable quality.

MARKET OVERVIEW

The beginning of 2019 was characterized by decelerating growth momentum, which culminated in the U.S. Federal Reserve (the “Fed”) lowering its outlook for interest rate increases in 2019 to zero and signaling an end to its balance sheet reduction program. Against this backdrop of slowing global growth, the second quarter saw softened sentiment measures highlighting growing uncertainties about the economic outlook. Slowing growth momentum and global uncertainty continued through the third quarter, prompting global central banks to take further accommodative actions. Finally, in the fourth quarter, renewed optimism surrounding the “phase one” trade deal between the U.S. and China provided a boost to risk appetites. Despite mixed global economic data, trade discussions continued to support risk sentiment through the end of 2019 and capped a year of strong risk asset returns as U.S. equities closed at new highs, credit spreads tightened and the dollar weakened.

PORTFOLIO RESULTS

The Portfolio returned 13.17% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Long-Term U.S. Treasury Index (the “Index”), returned 14.83%. (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return in 2019 of the Long Government peer group was 14.28%.

U.S. interest rate positioning, particularly an underweight to U.S. duration, was the main detractor from the Portfolio’s relative performance during the reporting period as interest rates rallied. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options.

Within spread sectors, security selection in agency mortgage-backed securities and an allocation to commercial mortgage-backed securities contributed to performance. Exposure to U.S. breakeven inflation – the difference between nominal and real interest rates – was a modest contributor as inflation expectations increased.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

While the baseline outlook for 2020 looks positive, we recognize that risk premia have been compressed by central bank action, leaving little cushion in the event of disruption. We see a range of political and geopolitical risks in addition to the potential for macro surprises, central bank exhaustion, and rising volatility.

In the U.S., we expect slower growth followed by an eventual rebound. While positive trade developments and easier Fed policy have reduced our near-term probability of recession, we continue to expect real U.S. GDP growth to slow to a

Long-Term U.S. Government Bond Portfolio (unaudited)

range of 1.5%-2.0% in 2020, down from an estimated 2.3% pace in 2019. However, our full-year forecast masks a sharper growth deceleration in the near term as the lagged effects of weak global growth, heightened business uncertainty and slower corporate profit growth continue to weigh on business investment and hiring. Still, domestic and global government and central bank policy actions to ease financial conditions, lower interest rates and stimulate growth should ultimately counteract the slowdown, and we look for a modest U.S. reacceleration in the second half of 2020.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Long-Term U.S. Government Bond Portfolio	13.17%	3.64%	6.62%
Bloomberg Barclays® Long-Term U.S. Treasury Index	14.83%	4.13%	7.01%
Morningstar® US Insurance Fund Long Government Average	14.28%	3.50%	6.86%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee provides for the timely repayment of the principal and interest as applicable under the terms of the instrument, if it is held to maturity, and does not apply to derivative securities held by the Portfolio. A guarantee by the U.S. Government or its agencies does not eliminate market risk.

The Portfolio may also use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/19

Security Description	% of Total Investments
US Treasury, Various	78.5%
Federal National Mortgage Association TBA, Various	5.6%
Residual Funding Corp. Stripped, Various	3.0%
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4.000%, 9/15/44	1.4%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.000%, 8/15/32	1.2%
Federal National Mortgage Association, Various	1.0%
Federal National Mortgage Association, Series 2016-61, Class ML, 3.000%, 9/25/46	0.4%
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36	0.4%
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35	0.4%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4.000%, 9/15/54	0.4%

Sector Allocation 12/31/19

Sector	% of Total Investments
Governments	82.0%
Structured Products	15.5%
Corporate Bonds	0.5%
Short-Term Investments	1.9%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Corporate Bonds (0.8%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical (0.3%)
United Airlines Pass Through Trust, Series 2016-2, Class A 3.100%, 4/7/30	178,855	181
United Airlines Pass Through Trust, Series 2016-2, Class AA 2.875%, 4/7/30	178,855	181

Total		362

Industrial (0.4%)
Vessel Management Services, Inc. 3.432%, 8/15/36	473,000	493

Total		493

Utilities (0.1%)
Duke Energy Florida LLC 2.500%, 12/1/29	200,000	200

Total		200

Total Corporate Bonds
(Cost: $1,030)		1,055

Governments (127.6%)

Governments (127.6%)
Federal National Mortgage Association 5.625%, 4/17/28	100,000	126
Residual Funding Corp. Stripped
0.000%, 4/15/30	4,800,000	3,741
0.000%, 10/15/20	2,000,000	1,973
Resolution Funding Corp. Stripped 0.000%, 4/15/28	400,000	330
Tennessee Valley Authority Stripped 0.000%, 5/1/30	500,000	387
US Treasury
1.875%, 7/31/22	8,000,000	8,053
2.000%, 10/31/21 b	3,800,000	3,827
2.000%, 6/30/24	700,000	709
2.125%, 8/15/21	400,000	403
2.125%, 3/31/24	1,000,000	1,018
2.125%, 5/15/25	410,000	418
2.500%, 2/15/45	2,660,000	2,711
2.500%, 2/15/46	940,000	958
2.500%, 5/15/46	1,710,000	1,744
2.625%, 12/31/23	400,000	415
2.750%, 8/15/42	300,000	320
2.750%, 11/15/42	800,000	853
2.875%, 5/15/43 b	16,650,000	18,117
2.875%, 8/15/45	5,180,000	5,656
2.875%, 5/15/49	6,800,000	7,487
3.000%, 5/15/42	530,000	589
3.000%, 11/15/44	390,000	434
3.000%, 11/15/45	370,000	413
3.000%, 2/15/48	330,000	370
3.000%, 8/15/48	700,000	787
3.000%, 9/30/25	100,000	107
3.000%, 10/31/25	120,000	128
3.125%, 2/15/42	300,000	340
3.125%, 2/15/43	10,710,000	12,131
3.125%, 8/15/44 b	27,230,000	30,937

Governments (127.6%)	Shares/ Par+	Value $ (000’s)

Governments continued
3.125%, 5/15/48	2,430,000	2,795
3.375%, 5/15/44 b	15,040,000	17,777
3.500%, 2/15/39	50,000	60
3.625%, 8/15/43	5,950,000	7,288
3.750%, 11/15/43	6,500,000	8,119
3.875%, 8/15/40	40,000	50
4.250%, 11/15/40	2,400,000	3,172
4.375%, 2/15/38	2,240,000	2,976
4.500%, 5/15/38	1,440,000	1,944
US Treasury Inflation Index Bond
0.125%, 4/15/22	317,433	317
0.375%, 1/15/27	74,570	76
0.375%, 7/15/27	641,690	654
0.500%, 1/15/28	1,084,949	1,113
0.625%, 1/15/26	32,489	33
0.750%, 7/15/28	1,342,933	1,413
0.875%, 1/15/29	499,364	530
1.000%, 2/15/48	417,404	462
1.000%, 2/15/49	102,262	114
1.375%, 2/15/44	143,537	169
1.750%, 1/15/28	442,192	497
2.500%, 1/15/29	407,504	491
3.625%, 4/15/28	159,099	203
US Treasury Stripped
0.000%, 8/15/34	850,000	608
0.000%, 11/15/43	700,000	392

Total		156,735

Total Governments
(Cost: $150,004)		156,735

Structured Products (24.2%)

Asset Backed Securities (0.9%)
ECMC Group Student Loan Trust, Series 2018-1A, Class A 2.542%, (ICE LIBOR USD 1 Month plus 0.750%), 2/27/68 144A	72,004	71
Massachusetts Educational Financing Authority, Series 2008-1, Class A1 2.890%, (ICE LIBOR USD 3 Month plus 0.950%), 4/25/38	44,031	44
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A 3.430%, 12/16/24 144A	600,000	608
SLM Student Loan Trust, Series 2003-7A, Class A5A 3.094%, (ICE LIBOR USD 3 Month plus 1.200%), 12/15/33 144A	109,431	108
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1 3.000%, (AFC), 11/25/59 144A	292,871	293

Total		1,124

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Structured Products (24.2%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities (23.3%)
BWAY Mortgage Trust, Series 2013-1515, Class A2 3.454%, 3/10/33 144A	300,000	312
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A 2.778%, (CSTR), 11/10/31 144A	600,000	608
COMM Mortgage Trust, Series 2018-HOME, Class A 3.815%, (AFC), 4/10/33 144A	200,000	215
Commercial Mortgage Pass Through Certificates, Series 2016-667M, Class A 3.140%, 10/10/36 144A	700,000	718
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3 3.885%, (CSTR), 7/25/33	811	1
DBWF Mortgage Trust, Series 2016-85T, Class A 3.791%, 12/10/36 144A	800,000	855
Federal Home Loan Mortgage Corp., Series 2752, Class EZ 5.500%, 2/15/34	235,633	270
Federal Home Loan Mortgage Corp., Series 3759, Class FB 2.240%, (ICE LIBOR USD 1 Month plus 0.500%), 11/15/40	44,578	44
Federal Home Loan Mortgage Corp., Series 4092, Class AY 3.000%, 8/15/32	2,200,000	2,280
Federal Home Loan Mortgage Corp., Series 4387, Class AZ 4.000%, 9/15/44	2,466,495	2,681
Federal Home Loan Mortgage Corp., Series 4398, Class ZX 4.000%, 9/15/54	737,490	823
Federal Home Loan Mortgage Corp., Series 4830, Class ZG 3.000%, 4/15/53	703,966	680
Federal Home Loan Mortgage Corp., Series T-61, Class 1A1 3.639%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.400%), 7/25/44	8,601	9
Federal National Mortgage Association
3.040%, 12/1/30	347,473	362
3.090%, 12/1/36	600,000	613
3.600%, 2/1/40	620,359	672
5.000%, 6/1/35	48,626	54
5.000%, 2/1/36	74,831	82
5.500%, 5/1/49	78,735	85
Federal National Mortgage Association TBA
3.000%, 2/13/48	3,500,000	3,545
4.000%, 1/14/50	1,300,000	1,352
4.000%, 2/13/49	5,600,000	5,826
Federal National Mortgage Association, Series 2007-39, Class NZ 4.250%, 5/25/37	242,937	253
Federal National Mortgage Association, Series 2012-101, Class FC 2.292%, (ICE LIBOR USD 1 Month plus 0.500%), 9/25/42	74,685	75

Structured Products (24.2%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2016-61, Class ML 3.000%, 9/25/46	900,000	903
Freddie Mac Military Housing Bonds Resecuritization Trust, Series 2015-R1, Class A2 4.097%, (CSTR), 10/25/52 144A	579,923	634
Government National Mortgage Association, Series 2010-26, Class OW 0.000%, 2/20/40	550,304	467
Government National Mortgage Association, Series 2010-75, Class OA 0.000%, 9/20/35	403,057	351
GS Mortgage Securities Trust, Series 2015-590M, Class B 3.805%, (CSTR), 10/10/35 144A	300,000	316
Hilton USA Trust, Series 2016-HHV, Class A 3.719%, 11/5/38 144A	300,000	316
Hilton USA Trust, Series 2016-HHV, Class C 4.194%, (CSTR), 11/5/38 144A	400,000	426
Merrill Lynch Mortgage Investors Trust, Series 2003-A4, Class 3A 4.870%, (CSTR, AFC), 5/25/33	1,279	1
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB 3.514%, 12/15/49	700,000	733
Morgan Stanley Capital I Trust, Series 2018-MP, Class A 4.418%, 7/11/40 144A	100,000	112
MSSG Trust, Series 2017-237P, Class A 3.397%, 9/13/39 144A	700,000	731
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 2.424%, (ICE LIBOR USD 1 Month plus 0.660%), (AFC), 10/19/34	3,699	4
Towd Point Mortgage Trust, Series 2019-4, Class A1 2.900%, (AFC), 10/25/59 144A	195,089	196
VNDO Trust, Series 2016-350P, Class A 3.805%, 1/10/35 144A	800,000	852
WaMu Mortgage Pass-Through Certificates, Series 2004-AR1, Class A 4.839%, (CSTR, AFC), 3/25/34	8,209	8
Worldwide Plaza Trust, Series 2017-WWP, Class A 3.526%, 11/10/36 144A	100,000	105

Total		28,570

Total Structured Products
(Cost: $29,163)		29,694

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Short-Term Investments (3.0%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (3.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	3,711,891	3,712

Total		3,712

Total Short-Term Investments
(Cost: $3,712)		3,712

Total Investments (155.6%)
(Cost: $183,909)@		191,196

Other Assets, Less
Liabilities (-55.6%)		(68,342)

Net Assets (100.0%)		122,854

Reverse Repurchase Agreements

Reference Entity	Counterparty	Interest Rate	Borrowing Date	Maturity Date	Currency	Amount Borrowed (000’s)	Payable for Reverse Repurchase Agreements (000s)
US Treasury	Bank of Montreal	1.850%	12/27/2019	2/6/2020	USD	(13,230)	$(13,230)
US Treasury	NatWest Markets Securities, Inc.	2.000%	12/9/2019	2/4/2020	USD	(12,125)	(12,125)

							$(25,355)

Securities Sold Short

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal National Mortgage Association TBA	3.500%	1/14/50	$(2,700)	$(2,774)	$(2,776)
Federal National Mortgage Association TBA	3.500%	2/12/50	(1,600)	(1,644)	(1,645)
Federal National Mortgage Association TBA	4.500%	1/14/50	(300)	(316)	(316)
Federal National Mortgage Association TBA	4.500%	2/12/50	(600)	(631)	(632)

			$(5,200)	$(5,365)	$(5,369)

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Long	USD	1,000	10	3/20	$1,186	$(6)	$-	p
Ultra Long Term US Treasury Bond Future	Long	USD	1,700	17	3/20	3,088	(105)	(20)
Ultra Ten-Year US Treasury Note Future	Short	USD	25,500	255	3/20	35,879	429	44

							$318	$24

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
3-Month USD-LIBOR	1.750%	12/26	3,110	USD	$111	$(101)	$10	$8
3-Month USD-LIBOR	2.250%	6/28	1,800	USD	22	(79)	(57)	6
3-Month USD-LIBOR	2.000%	2/45	1,500	USD	(27)	60	33	16

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps - Receive Floating Rate (continued)

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
3-Month USD-LIBOR	1.750%	6/47	600	USD	101	(54)	47	7
3-Month USD-LIBOR	2.384%	9/47	2,000	USD	98	(216)	(118)	25
3-Month USD-LIBOR	2.750%	12/47	800	USD	(25)	(90)	(115)	11

					$280	$(480)	$(200)	$73

Written Options

Description	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - Ten-Year US Treasury Note Future	USD	30	$132.000	1/20	30	$-	p
Put - Ten-Year US Treasury Note Future	USD	30	127.000	1/20	30	(3)

(Premiums Received $10)						$(3)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$73	$44	$117	$-	$(20)	$(20)	$(3)

+	All par is stated in U.S Dollar unless otherwise noted.

b

Cash or securities with an aggregate value of $70,658 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $7,476 representing 6.1% of the net assets.

#	7-Day yield as of l2/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $167,385 and the net unrealized depreciation of investments based on that cost was $6,798 which is comprised of $2,504 aggregate gross unrealized appreciation and $9,302 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$1,055	$-
Governments	-	156,735	-
Structured Products	-	29,694	-
Short-Term Investments	3,712	-	-
Other Financial Instruments^
Futures	429	-	-
Interest Rate Swaps	-	90	-
Total Assets:	$4,141	$187,574	$-
Liabilities:
Other Financial Instruments^
Futures	(111)	-	-
Written Options	(3)	-	-
Interest Rate Swaps	-	(290)	-
Reverse Repurchase Agreements	-	(25,355)	-
Securities Sold Short	-	(5,369)	-
Total Liabilities:	$(114)	$(31,014)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$381 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities (“TIPS”), inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including collateralized mortgage obligations, mortgage- and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity.

MARKET OVERVIEW

A key policy pivot from the U.S. Federal Reserve (the “Fed”) early in the year set the stage for robust U.S. bond market performance in 2019. Throughout 2018, the Fed remained on a tightening course, raising interest rates amid a backdrop of generally improving U.S. economic growth and modestly rising inflation. In early 2019, as the escalating U.S.-China trade dispute threatened global economic growth, the Fed abruptly adopted a dovish tone. By July, mounting global economic risks and relatively muted inflation prompted the Fed to cut rates for the first time in ten years, followed by two additional rate cuts in September and October, which reduced the federal funds rate target to a range of between 1.50% and 1.75%.

Against this backdrop, U.S. Treasury yields declined. The benchmark ten-year Treasury note ended 2019 with a yield of 1.92%, compared to 2.69% a year earlier. The yield on the two-year Treasury note fell from 2.49% at the end of 2018 to 1.57% at the end of 2019. The falling yield/low inflation environment helped generate solid returns for Treasurys. From a broad sector perspective, TIPS outperformed nominal Treasurys, benefiting from the better relative performance of longer- duration securities and from rising breakeven rates later in the year. After ending 2018 at 1.71%, the 10-year breakeven rate fell as low as 1.50% in September and October before steadily climbing to 1.77% at the end of 2019.

Other U.S. bond market sectors also delivered robust returns for the year. Corporate bonds rallied, benefiting from the declining yield environment as well as solid corporate fundamentals and strong investor demand for yield. In addition, concerns about economic growth and trade tensions eased as the year progressed, supporting riskier bond market sectors.

PORTFOLIO RESULTS

The Portfolio returned 9.02% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. TIPS Index (the “Index”), returned 8.43%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2019 of the Inflation Protected Bonds Funds peer group was 7.93%.

The Portfolio was nearly fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (53% versus the IRS maximum of 55%). The remainder was primarily invested in investment grade corporate and securitized securities and non-U.S.-dollar inflation-linked securities (hedged against currency risk). Strong performance from these allocations, particularly the positions in corporate credit and credit-sensitive mortgage securities, largely accounted for the Portfolio’s outperformance relative to the Index.

To achieve inflation exposure while adhering to the 55% TIPS limit, the Portfolio managers used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized holdings. This strategy positioned the Portfolio with an overweight to inflation-linked securities, aiding performance as breakeven rates increased in the final months of the year.

Inflation Protection Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Although breakeven rates have been on the rise, they remain below historical averages, suggesting TIPS still offer value. We expect the Fed to increase its purchases of Treasurys and TIPS as it rebuilds its balance sheet. We believe attractive valuations, combined with growing demand for TIPS from the Fed, provide a favorable backdrop for these securities. We have positioned the Portfolio to reflect our expectation of modest global growth, range-bound Treasury yields, stable monetary policy and slightly higher inflation. We expect headline inflation to increase in early 2020 due to year-over-year base effects from rising oil prices. By mid-year, we think headline inflation could ease slightly and converge with core inflation at 2.0%.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Inflation Protection Portfolio	9.02%	2.40%	3.05%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	8.43%	2.62%	3.36%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	7.93%	2.30%	3.06%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Inflation Protection Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/19

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	53.7%
Federal Home Loan Mortgage Corp., Various	5.5%
Federal National Mortgage Association, 4.000%, 2/1/46	1.1%
CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49	1.0%
Sequoia Mortgage Trust, Series 2019-4, Class A7, 3.500%, 11/25/49	1.0%
CBAM CLO Management LLC, 3.022%, 4/17/31	1.0%
Progress Residential Trust, Series 2019-SFR3, Class A, 2.271%, 9/17/36	1.0%
Sierra Timeshare Receivables Funding LLC, Series 2019-3, Class B, 2.750%, 7/15/38	0.9%
Hertz Fleet Lease Funding LP, Series 2018-1, Class A2, 3.230%, 5/10/32	0.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series 2019-K088, Class A2, 3.690%, 1/25/29	0.9%

Sector Allocation 12/31/19

Sector	% of Net Assets
Governments	54.5%
Structured Products	31.4%
Corporate Bonds	9.9%
Short-Term Investments & Other Net Assets	4.2%
Municipal Bonds	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

Inflation Protection Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Corporate Bonds (9.9%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.0%)
The Dow Chemical Co. 3.500%, 10/1/24	200,000	210

Total		210

Communications (1.6%)
AT&T, Inc. 2.950%, 7/15/26	200,000	204
3.400%, 5/15/25	450,000	471
3.800%, 2/15/27	300,000	320
4.050%, 12/15/23	150,000	161
4.450%, 4/1/24	100,000	108
4.800%, 6/15/44	280,000	319
5.150%, 11/15/46	77,000	92
CBS Corp. 3.700%, 6/1/28	170,000	178
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	530,000	661
Comcast Corp. 4.250%, 10/15/30	1,080,000	1,233
6.500%, 11/15/35	350,000	495
Deutsche Telekom International Finance 3.600%, 1/19/27 144A	450,000	473
Verizon Communications, Inc. 2.625%, 8/15/26	125,000	127
5.012%, 8/21/54	300,000	386
Viacom, Inc. 4.250%, 9/1/23	470,000	500
4.375%, 3/15/43	90,000	95
The Walt Disney Co.
4.750%, 9/15/44	150,000	187

Total		6,010

Consumer, Cyclical (0.4%)
Ford Motor Co. 4.346%, 12/8/26	120,000	124
Ford Motor Credit Co. LLC 4.389%, 1/8/26	300,000	305
General Motors Co. 5.150%, 4/1/38	650,000	663
McDonald’s Corp. 3.250%, 6/10/24	150,000	158
Walmart, Inc. 4.050%, 6/29/48	350,000	413

Total		1,663

Consumer, Non-cyclical (1.4%)
AbbVie, Inc. 2.900%, 11/6/22	5,000	5
4.450%, 5/14/46	350,000	374
Aetna, Inc. 2.750%, 11/15/22	230,000	234
Allergan Funding SCS 3.850%, 6/15/24	150,000	157
4.550%, 3/15/35	270,000	294

Corporate Bonds (9.9%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Amgen, Inc. 3.625%, 5/22/24	240,000	253
Anthem, Inc. 4.650%, 1/15/43	200,000	225
Becton Dickinson and Co. 3.700%, 6/6/27	261,000	278
Bristol-Myers Squibb Co. 3.625%, 5/15/24 144A	50,000	53
4.250%, 10/26/49 144A	150,000	177
Catholic Health Initiatives 2.950%, 11/1/22	100,000	102
Cigna Corp. 4.500%, 2/25/26 144A	80,000	88
4.900%, 12/15/48	200,000	238
CVS Health Corp. 2.750%, 12/1/22	650,000	660
4.780%, 3/25/38	180,000	204
5.050%, 3/25/48	170,000	201
Duke University Health System, Inc. 3.920%, 6/1/47	268,000	298
Gilead Sciences, Inc. 3.650%, 3/1/26	200,000	215
The Kroger Co. 3.875%, 10/15/46	400,000	391
Medtronic, Inc. 3.500%, 3/15/25	36,000	39
Northwell Health, Inc. 4.260%, 11/1/47	180,000	193
Shire Acquisitions Investments Ireland Designated Activity Co. 3.200%, 9/23/26	260,000	268
Thermo Fisher Scientific, Inc. 2.950%, 9/19/26	250,000	257

Total		5,204

Energy (1.0%)
Cimarex Energy Co. 4.375%, 6/1/24	100,000	105
Enbridge, Inc. 3.500%, 6/10/24	150,000	157
3.700%, 7/15/27	200,000	212
Energy Transfer Partners LP 3.600%, 2/1/23	100,000	102
5.300%, 4/15/47	455,000	484
Enterprise Products Operating LLC 4.850%, 3/15/44	100,000	116
Hess Corp. 6.000%, 1/15/40	250,000	295
Magellan Midstream Partners LP 5.150%, 10/15/43	150,000	175
MPLX LP 4.500%, 4/15/38	200,000	203
5.200%, 3/1/47	200,000	216
Petroleos Mexicanos 3.500%, 1/30/23	130,000	131
4.875%, 1/18/24	400,000	420

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (9.9%)	Shares/ Par+	Value $ (000’s)

Energy continued
Plains All American Pipeline LP / PAA Finance Corp. 3.650%, 6/1/22	200,000	205
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	500,000	563
Sunoco Logistics Partners Operations LP 3.450%, 1/15/23	200,000	203
Williams Partners LP 4.125%, 11/15/20	80,000	81
4.300%, 3/4/24	300,000	320

Total		3,988

Financial (3.6%)
American International Group, Inc. 4.500%, 7/16/44	250,000	288
Bank of America Corp. 3.248%, 10/21/27	1,625,000	1,692
3.300%, 1/11/23	425,000	439
4.443%, (ICE LIBOR USD 3 Month plus 1.990%), 1/20/48	450,000	546
Boston Properties LP 3.650%, 2/1/26	150,000	159
Capital One Financial Corp. 3.750%, 3/9/27	330,000	352
Citigroup, Inc. 2.350%, 8/2/21	300,000	302
3.200%, 10/21/26	665,000	689
4.050%, 7/30/22	450,000	470
4.075%, (ICE LIBOR USD 3 Month plus 1.192%), 4/23/29	300,000	328
Cooperatieve Rabobank UA 3.950%, 11/9/22	250,000	261
Credit Suisse AG 3.625%, 9/9/24	250,000	266
Discover Bank 3.450%, 7/27/26	300,000	311
Discover Financial Services 3.750%, 3/4/25	200,000	212
The Goldman Sachs Group, Inc. 3.500%, 11/16/26	400,000	420
3.750%, 5/22/25	850,000	901
The Hartford Financial Services Group, Inc. 3.600%, 8/19/49	81,000	83
HSBC Holdings PLC 2.950%, 5/25/21	400,000	405
4.041%, (ICE LIBOR USD 3 Month plus 1.546%), 3/13/28	230,000	246
4.300%, 3/8/26	200,000	218
4.375%, 11/23/26	200,000	216
Huntington Bancshares, Inc. 2.300%, 1/14/22	200,000	201
International Lease Finance Corp. 5.875%, 8/15/22	200,000	218
JPMorgan Chase & Co. 3.897%, (ICE LIBOR USD 3 Month plus 1.220%), 1/23/49	400,000	449
4.500%, 1/24/22	750,000	787
Kilroy Realty LP 3.800%, 1/15/23	120,000	124
Markel Corp. 3.500%, 11/1/27	200,000	207

Corporate Bonds (9.9%)	Shares/ Par+	Value $ (000’s)

Financial continued
Morgan Stanley 3.772%, (ICE LIBOR USD 3 Month plus 1.140%), 1/24/29	200,000	215
3.875%, 1/27/26	250,000	268
Prudential Financial, Inc. 3.935%, 12/7/49	131,000	143
US Bancorp 3.600%, 9/11/24	400,000	425
Ventas Realty LP / Ventas Capital Corp. 3.250%, 8/15/22	250,000	257
Wells Fargo & Co. 3.000%, 4/22/26	200,000	205
3.550%, 9/29/25	175,000	185
4.100%, 6/3/26	330,000	356
4.125%, 8/15/23	220,000	234
4.750%, 12/7/46	450,000	539

Total		13,617

Industrial (0.3%)
Burlington Northern Santa Fe LLC 3.000%, 4/1/25	200,000	208
3.750%, 4/1/24	200,000	213
4.950%, 9/15/41	100,000	122
Lockheed Martin Corp. 3.800%, 3/1/45	200,000	223
Union Pacific Corp. 2.750%, 4/15/23	100,000	102
Waste Management, Inc. 4.150%, 7/15/49	200,000	228

Total		1,096

Technology (0.8%)
Apple, Inc. 2.900%, 9/12/27	650,000	676
3.200%, 5/11/27	550,000	580
Dell International LLC / EMC Corp. 6.020%, 6/15/26 144A	470,000	541
Fidelity National Information Services, Inc. 3.000%, 8/15/26	200,000	207
Microsoft Corp. 3.450%, 8/8/36	400,000	437
Oracle Corp. 2.500%, 10/15/22	300,000	305
2.650%, 7/15/26	150,000	153

Total		2,899

Utilities (0.8%)
AEP Transmission Co., LLC 3.750%, 12/1/47	200,000	215
American Electric Power Co., Inc. 3.200%, 11/13/27	200,000	206
Dominion Resources, Inc. 4.900%, 8/1/41	320,000	375
Duke Energy Corp. 3.150%, 8/15/27	150,000	154
Exelon Generation Co. LLC 5.600%, 6/15/42	480,000	549
FirstEnergy Corp. 4.850%, 7/15/47	300,000	356
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	200,000	212

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (9.9%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Sempra Energy 3.250%, 6/15/27	250,000	257
3.800%, 2/1/38	150,000	156
Southern Co. Gas Capital Corp. 3.950%, 10/1/46	200,000	206
Southwestern Public Service Co. 3.700%, 8/15/47	250,000	263

Total		2,949

Total Corporate Bonds
(Cost: $35,281)		37,636

Governments (54.5%)

Governments (54.5%)
Australian Government Inflation Linked Bond 6.944%, 8/20/20 AUD §,¥	715,000	900
Canadian Government Real Return Bond 4.250%, 12/1/21 CAD ¥	789,168	653
4.250%, 12/1/26 CAD ¥	1,555,210	1,519
US Treasury Inflation Index Bond
0.125%, 7/15/22	5,706,849	5,731
0.125%, 1/15/23	3,901,905	3,901
0.125%, 7/15/26	10,788,977	10,822
0.250%, 1/15/25 b	21,076,936	21,263
0.250%, 7/15/29 b	13,983,261	14,117
0.375%, 7/15/23 b	15,812,225	16,030
0.375%, 7/15/25	6,944,704	7,086
0.375%, 1/15/27	8,415,712	8,543
0.375%, 7/15/27	9,204,563	9,388
0.500%, 1/15/28	4,172,880	4,280
0.625%, 2/15/43	7,443,013	7,525
0.625%, 1/15/24 b	10,752,690	10,980
0.625%, 1/15/26	9,367,691	9,654
0.750%, 2/15/42	8,911,188	9,253
0.750%, 2/15/45	8,523,606	8,837
0.750%, 7/15/28	6,612,153	6,955
0.875%, 2/15/47	1,652,295	1,770
1.000%, 2/15/46	2,552,147	2,806
1.000%, 2/15/48	1,200,037	1,327
1.000%, 2/15/49	2,657,789	2,952
1.375%, 2/15/44	6,823,523	8,045
1.750%, 1/15/28	4,907,098	5,512
2.000%, 1/15/26	3,176,450	3,531
2.125%, 2/15/40	2,262,064	2,956
2.125%, 2/15/41 b	5,152,638	6,785
2.375%, 1/15/25 b	2,252,498	2,510
2.375%, 1/15/27	4,370,369	5,044
2.500%, 1/15/29	3,254,036	3,921
3.625%, 4/15/28	2,386,485	3,053

Total		207,649

Total Governments
(Cost: $201,660)		207,649

Municipal Bonds (0.0%)

Municipal Bonds (0.0%)
Santa Clara Valley Transportation Authority 5.876%, 4/1/32 RB	50,000	61

Total Municipal Bonds
(Cost: $60)		61

Structured Products (31.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities (11.2%)
Bean Creek CLO, Ltd., Series 2018-1A, Class AR 2.986%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/31 144A	1,250,000	1,234
BRE Grand Islander Timeshare Issuer, Series 2017-1A, Class A 2.940%, 5/25/29 144A	292,337	292
CBAM CLO Management LLC 3.022%, (ICE LIBOR USD 3 Month plus 1.020%), 4/17/31 144A	3,775,000	3,745
CIFC Funding, Ltd., Series 2013-3RA, Class A1 2.916%, (ICE LIBOR USD 3 Month plus 0.980%), 4/24/31 144A	1,000,000	991
Goldentree Loan Opportunities X, Ltd., Series 2015-10A, Class AR 3.086%, (ICE LIBOR USD 3 Month plus 1.120%), 7/20/31 144A	1,000,000	997
Goldentree Loan Opportunities XI, Ltd., Series 2017-11A, Class AR2 3.073%, (ICE LIBOR USD 3 Month plus 1.070%), 1/18/31 144A	2,100,000	2,094
Hertz Fleet Lease Funding LP, Series 2018-1, Class A2 3.230%, 5/10/32 144A	3,283,031	3,306
Hilton Grand Vacations Trust, Series 2014-AA, Class A 1.770%, 11/25/26 144A	104,632	104
Hilton Grand Vacations Trust, Series 2017-AA, Class A 2.660%, 12/26/28 144A	1,274,717	1,280
Hilton Grand Vacations Trust, Series 2019-AA, Class B 2.540%, 7/25/33 144A	1,804,845	1,799
KKR CLO, Ltd., Series 2018-22A, Class A 3.116%, (ICE LIBOR USD 3 Month plus 1.150%), 7/20/31 144A	1,500,000	1,487
Magnetite VIII, Ltd., Series 2018-8A, Class AR2 2.981%, (ICE LIBOR USD 3 Month plus 0.980%), 4/15/31 144A	1,750,000	1,738
MVW Owner Trust, Series 2015-1A, Class A 2.520%, 12/20/32 144A	225,305	225
MVW Owner Trust, Series 2016-1A, Class A 2.250%, 12/20/33 144A	190,202	189
MVW Owner Trust, Series 2019-2A, Class A 2.220%, 10/20/38 144A	1,456,545	1,447
Progress Residential Trust, Series 2019-SFR1, Class A 3.422%, 8/17/35 144A	2,100,000	2,129
Progress Residential Trust, Series 2019-SFR3, Class A 2.271%, 9/17/36 144A	3,800,000	3,718
Progress Residential Trust, Series 2019-SFR4, Class B 2.937%, 11/17/36 144A	2,400,000	2,386
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A 3.080%, 3/21/33 144A	158,224	159

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (31.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A 3.200%, 1/20/36 144A	850,287	858
Sierra Timeshare Receivables Funding LLC, Series 2019-3, Class B 2.750%, 7/15/38 144A	3,492,928	3,492
Sounds Point CLO IV-R, Ltd., Series 2013- 3RA, Class A 3.153%, (ICE LIBOR USD 3 Month plus 1.150%), 4/18/31 144A	1,600,000	1,586
Towd Point Mortgage Trust, Series 2016-1, Class A1 3.500%, (AFC), 2/25/55 144A	270,278	273
Towd Point Mortgage Trust, Series 2017-2, Class A1 2.750%, (AFC), 4/25/57 144A	587,670	591
Towd Point Mortgage Trust, Series 2017-2, Class A2 3.250%, (AFC), 4/25/57 144A	2,500,000	2,549
Towd Point Mortgage Trust, Series 2019-2, Class M1 3.750%, (AFC), 12/25/58 144A	2,250,000	2,331
Treman Park CLO, Ltd., Series 2015-1A, Class ARR 3.036%, (ICE LIBOR USD 3 Month plus 1.070%), 10/20/28 144A	1,000,000	998
VSE VOI Mortgage LLC, Series 2017-A, Class A 2.330%, 3/20/35 144A	605,461	605

Total		42,603

Mortgage Securities (20.2%)
Agate Bay Mortgage Trust, Series 2014-3, Class A2 3.500%, (AFC), 11/25/44 144A	581,427	590
Agate Bay Mortgage Trust, Series 2015-7, Class A3 3.500%, (AFC), 10/25/45 144A	1,147,675	1,158
Agate Bay Mortgage Trust, Series 2016-1, Class A3 3.500%, (AFC), 12/25/45 144A	865,571	869
Agate Bay Mortgage Trust, Series 2016-3, Class A3 3.500%, (AFC), 8/25/46 144A	612,331	622
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B 3.490%, 4/14/33 144A	1,000,000	1,034
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 2.724%, (AFC), 11/25/59 144A	1,851,526	1,850
CD Mortgage Trust, Series 2016-CD2, Class A4 3.526%, (AFC), 11/10/49	3,700,000	3,933
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	28,368	29
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class AM 2.926%, 8/10/49	1,000,000	1,005

Structured Products (31.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class AM 4.426%, (AFC), 2/10/47	1,000,000	1,072
Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class AM 4.193%, (AFC), 9/10/47	850,000	897
Commercial Mortgage Pass Through Certificates, Series 2015-3BP, Class A 3.178%, 2/10/35 144A	2,500,000	2,587
Commercial Mortgage Pass Through Certificates, Series 2015-CR22, Class AM 3.603%, (AFC), 3/10/48	900,000	938
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class B 4.646%, (CSTR), 2/10/49	880,000	962
Commercial Mortgage Pass Through Certificates, Series 2017-PANW, Class A 3.244%, 11/10/34 144A	850,000	875
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10 3.500%, (AFC), 12/25/44 144A	300,000	303
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class A1 2.656%, (AFC), 10/25/59 144A	1,804,581	1,803
Federal Home Loan Mortgage Corp. 3.000%, 7/1/49	15,125,508	15,354
4.000%, 5/1/42	2,805,707	3,004
4.500%, 4/1/41	2,279,318	2,476
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series 2019-K088, Class A2 3.690%, 1/25/29	3,000,000	3,277
Federal National Mortgage Association 4.000%, 2/1/46	3,799,791	4,019
GS Mortgage Securities Trust, Series 2016-GS2, Class B 3.759%, (AFC), 5/10/49	750,000	780
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B 2.977%, (CSTR), 8/10/38 144A	1,175,000	1,182
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 4.166%, 12/15/46	600,000	640
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 2.821%, 8/15/49	600,000	611
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS 3.144%, 8/15/49	675,000	685
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2 2.500%, (AFC), 3/25/43 144A	498,789	498
JP Morgan Mortgage Trust, Series 2014-5, Class A1 2.980%, (AFC), 10/25/29 144A	618,286	621
JP Morgan Mortgage Trust, Series 2016-1, Class A7 3.500%, 5/25/46 144A	1,750,000	1,789
JP Morgan Mortgage Trust, Series 2017-1, Class A2 3.500%, (AFC), 1/25/47 144A	1,510,870	1,538

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (31.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B 4.341%, (AFC), 8/15/47	2,000,000	2,091
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 3.414%, 3/15/50	930,000	977
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 3.276%, 11/15/52	1,350,000	1,414
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM 3.402%, (CSTR), 7/13/29 144A	1,500,000	1,518
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C 3.446%, (CSTR), 7/13/29 144A	600,000	606
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4 2.782%, 8/15/49	1,575,000	1,596
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3 4.000%, (CSTR), 3/25/57 144A	905,082	944
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1 3.292%, (ICE LIBOR USD 1 Month plus 1.500%), (AFC), 6/25/57 144A	960,666	973
Sequoia Mortgage Trust, Series 2014-3, Class A14 3.000%, (AFC), 10/25/44 144A	109,747	110
Sequoia Mortgage Trust, Series 2014-4, Class A2 3.500%, (AFC), 11/25/44 144A	107,196	108
Sequoia Mortgage Trust, Series 2017-7, Class A7 3.500%, (AFC), 10/25/47 144A	2,250,000	2,290

Structured Products (31.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Sequoia Mortgage Trust, Series 2017-CH1, Class A1 4.000%, (AFC), 10/25/47 144A	824,743	844
Sequoia Mortgage Trust, Series 2019-4, Class A7 3.500%, (AFC), 11/25/49 144A	3,750,000	3,819
Thornburg Mortgage Securities Trust, Series 2004-3, Class A 2.532%, (ICE LIBOR USD 1 Month plus 0.740%), (AFC), 9/25/44	229,017	226
UBS Commercial Mortgage Trust, Series 2018-C17, Class AS 3.203%, 10/15/52	2,700,000	2,710
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR10, Class 1A1 4.263%, (CSTR), 1/25/38	33,793	31
WinWater Mortgage Loan Trust, Series 2014- 1, Class A4 3.500%, (AFC), 6/20/44 144A	26,725	27

Total		77,285

Total Structured Products
(Cost: $119,451)		119,888

Short-Term Investments (4.8%)

Money Market Funds (4.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	18,135,132	18,135

Total		18,135

Total Short-Term Investments
(Cost: $18,135)		18,135

Total Investments (100.6%)
(Cost: $374,587)@		383,369

Other Assets, Less Liabilities (-0.6%)		(2,237)

Net Assets (100.0%)		381,132

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Two-Year US Treasury Note Future	Long	USD	21,600	108	3/20	$23,274	$(11)	$5

							$(11)	$5

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Centrally Cleared Total Return Swaps — Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
U.S. Consumer Price	1.777%	6/24	11,000	USD	$(1)	$49	$48	$14
Index - 3 Month
USD LIBOR
U.S. Consumer Price	1.715%	6/24	7,400	USD	-	49	49	9
Index - 3 Month
USD LIBOR
U.S. Consumer Price	1.860%	7/24	7,500	USD	-	(9)	(9)	10
Index - 3 Month
USD LIBOR
U.S. Consumer Price	1.858%	8/24	12,700	USD	(1)	(13)	(14)	17
Index - 3 Month
USD LIBOR
U.S. Consumer Price	1.616%	10/24	7,500	USD	(1)	92	91	10
Index - 3 Month
USD LIBOR
U.S. Consumer Price	2.073%	8/27	3,500	USD	-	(31)	(31)	8
Index - 3 Month
USD LIBOR
U.S. Consumer Price	2.145%	11/27	5,000	USD	(1)	(98)	(99)	11
Index - 3 Month
USD LIBOR
U.S. Consumer Price	1.793%	10/29	3,700	USD	-	66	66	9
Index - 3 Month
USD LIBOR
U.S. Consumer Price	1.800%	10/29	3,700	USD	-	65	65	9
Index - 3 Month
USD LIBOR
U.S. Consumer Price	1.884%	11/29	2,000	USD	-	21	21	5
Index - 3 Month
USD LIBOR

					$(4)	$191	$187	$102

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$102	$5	$107	$-	$-	$-	$-

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services	AUD	1,261	887	3/20	$-	$(15)	$(15)
Sell	Morgan Stanley Capital Services	CAD	2,781	2,142	3/20	-	(23)	(23)

						$-	$(38)	$(38)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
CPURNSA	Bank of America NA	2.640%	2/20	2,800	$(303)	$(303)
CPURNSA	Bank of America NA	2.670%	4/22	3,000	(412)	(412)
CPURNSA	Bank of America NA	2.763%	3/23	700	(90)	(90)
CPURNSA	Bank of America NA	2.528%	8/24	2,750	(269)	(269)
CPURNSA	Bank of America NA	2.140%	7/25	2,900	(79)	(79)
CPURNSA	Bank of America NA	1.790%	8/25	1,500	9	9
CPURNSA	Bank of America NA	2.240%	4/27	3,500	(122)	(122)
CPURNSA	Bank of America NA	2.218%	4/27	2,000	(64)	(64)
CPURNSA	Bank of America NA	2.235%	4/27	2,000	(68)	(68)
CPURNSA	Bank of America NA	2.235%	5/27	5,000	(168)	(168)
CPURNSA	Barclays Bank PLC	1.710%	2/20	1,000	2	2
CPURNSA	Barclays Bank PLC	2.526%	5/23	5,500	(569)	(569)
CPURNSA	Barclays Bank PLC	2.535%	5/23	1,000	(104)	(104)
CPURNSA	Barclays Bank PLC	2.589%	7/24	1,400	(146)	(146)
CPURNSA	Barclays Bank PLC	2.385%	9/24	4,000	(321)	(321)
CPURNSA	Barclays Bank PLC	2.363%	9/24	3,500	(271)	(271)
CPURNSA	Barclays Bank PLC	2.310%	9/24	1,400	(100)	(100)
CPURNSA	Barclays Bank PLC	2.895%	12/27	1,700	(503)	(503)
CPURNSA	Barclays Bank PLC	2.784%	7/44	1,400	(454)	(454)
CPURNSA	Goldman Sachs International	1.870%	5/26	17,000	222	222
CPURNSA	Goldman Sachs International	1.920%	5/26	7,000	54	54
CPURNSA	Goldman Sachs International	1.770%	6/26	6,000	138	138
CPURNSA	Goldman Sachs International	2.245%	11/26	3,000	(90)	(90)
CPURNSA	Goldman Sachs International	2.280%	11/26	3,000	(102)	(102)
CPURNSA	Goldman Sachs International	2.280%	11/26	4,000	(137)	(137)

					$(3,947)	$(3,947)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	-	$425	$425	$(38)	-	$(4,372)	$(4,410)

+	All par is stated in U.S Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $72,493 representing 19.0% of the net assets.

¥	Foreign Bond — par value is foreign denominated

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2019, the aggregate value of these securities was $900 (in thousands), representing 0.2% of net assets.

b

Cash or securities with an aggregate value of $71,685 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $374,565 and the net unrealized appreciation of investments based on that cost was $4,994 which is comprised of $11,184 aggregate gross unrealized appreciation and $6,190 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$61	$-
Corporate Bonds	-	37,636	-
Governments	-	207,649	-
Structured Products	-	119,888	-
Short-Term Investments	18,135	-	-
Other Financial Instruments^
Total Return Swaps	-	765	-
Total Assets:	$18,135	$365,999	$-
Liabilities:
Other Financial Instruments^
Futures	(11)	-	-
Forward Currency Contracts	-	(38)	-
Total Return Swaps	-	(4,525)	-
Total Liabilities:	$(11)	$(4,563)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$846 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are generally securities rated below investment grade by major credit rating agencies, or if unrated, determined to be of comparable quality. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. The Portfolio invests in securities believed to have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The Portfolio’s security selection process consists of a credit-intensive, fundamental analysis of the issuer. The Portfolio does not limit the investments to securities of a particular maturity range and does not target an average effective maturity or duration.

MARKET OVERVIEW

High yield bonds posted strong returns during 2019. In the high yield market, major industry sectors that substantially outperformed the overall Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (“the Index”) during the reporting period included finance companies, banking, retail, home construction and consumer products. Industries that substantially underperformed the Index during the reporting period included oil field services, independent energy, leisure, pharmaceuticals and media/entertainment. From a credit quality perspective, the “BB”-rated sector led the way followed by the “B”-rated sector. The “CCC”-rated sector was the weakest returning sector, as credit-specific issues hindered returns. The market’s strong performance is evident in narrowing yield spreads (the difference between the yields on high yield bonds and U.S. Treasury securities), which diminished from 575 at the start of 2019 to 414 by the end of the reporting period.

PORTFOLIO RESULTS

The Portfolio returned 14.97% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index, returned 14.32%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2019 of the High Yield Funds peer group was 12.96%.

During the reporting period, the most significant factors affecting the Portfolio’s performance relative to the Index were industry allocation and security selection. From an industry allocation perspective, the Portfolio benefited from its overweight exposure to the strong-performing property and casualty industry and its underweight allocation to the weak-performing oil field services and independent energy industries. In contrast, underweight exposure to the strong- performing banking and home construction industries weighed on Portfolio results. Cash holdings also negatively affected performance given the strong absolute returns for the market.

Portfolio returns were also driven by strong security selection. This was especially true in the oil field services, independent energy, technology, metals and mining, automotive, building materials, packaging, chemicals, wireless telecommunications and cable and satellite industries. Leading Portfolio contributors included Bausch Health Companies, Hub International, Star Merger Sub, Navient and Rackspace. On the downside, security selection in the pharmaceutical, retail, healthcare, consumer products and midstream industries hindered relative returns. Key detractors included Mallinckrodt Pharmaceuticals, Team Health, Party City, Summit Midstream and Enterprise Merger.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

We believe that as 2020 begins, the high yield market is at a crossroads. On the one hand, strong performance in 2019 has pushed the relative value of the overall high yield bond market to near historic lows. However, the high yield bond market has split into two distinct groups. Bonds issued by businesses with more fundamental stability and higher credit ratings

High Yield Bond Portfolio (unaudited)

have relatively high valuations (narrow yield premiums relative to U.S. Treasurys) due to the demand for reliable yields, while a larger-than-normal portion of the market is trading at distressed levels (premiums of 1000 basis points or 10% yield premiums relative to U.S. Treasurys). On the other hand, economic growth remains solid, led by consumer spending. Additionally, credit fundamentals, while showing some early signs of weakness, are still reasonable. We anticipate modest absolute returns for 2020, with relative returns driven by the performance of the economy, uncertainty around the November U.S. elections and whether already narrow credit spreads can tighten further.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	14.97%	6.21%	7.04%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	14.32%	6.14%	7.55%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	12.96%	5.12%	6.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Fixed Income Holdings 12/31/19

Security Description	% of Net Assets
CCO Holdings LLC / CCO Holdings Capital Corp., Various	2.2%
CSC Holdings LLC, Various	1.7%
Valeant Pharmaceuticals International, Inc., Various	1.5%
HCA, Inc., Various	1.4%
TransDigm, Inc., Various	1.3%
Tenet Healthcare Corp., Various	1.2%
Sprint Corp., Various	1.1%
Targa Resources Partners LP / Targa Resources Partners Finance Corp., Various	1.1%
HUB International, Ltd., 7.000%, 5/1/26	1.1%
Flex Acquisition Co., Inc., Various	1.0%

Sector Allocation 12/31/19

Sector	% of Net Assets
Consumer, Non-Cyclical	19.7%
Communications	17.3%
Industrial	13.1%
Energy	13.0%
Consumer, Cyclical	12.5%
Technology	6.5%
Financial	6.2%
Short-Term Investments & Other Net Assets	5.3%
Basic Materials	3.9%
Utilities	2.4%
Materials	0.1%
Other Holdings	-%

Sector Allocation and Top 10 Holdings are subject to change.

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Common Stocks (0.1%)	Shares/ Par+	Value $ (000’s)

Communications (0.0%)
iHeartMedia, Inc. *	22,266	376

Total		376

Materials (0.1%)
Hexion Holdings Corp. *	42,192	508

Total		508

Total Common Stocks (Cost: $1,181)		884

Corporate Bonds (94.6%)

Basic Materials (3.9%)
Alpha 2 BV 8.750%, 6/1/23 144A	1,050,000	1,071
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 2/1/25 144A	2,900,000	2,972
Clearwater Paper Corp. 5.375%, 2/1/25 144A	3,350,000	3,325
Compass Minerals International, Inc. 4.875%, 7/15/24 144A	2,500,000	2,491
6.750%, 12/1/27 144A	1,625,000	1,727
Crown Holdings, Inc. 4.250%, 9/30/26	250,000	262
Freeport-McMoRan, Inc. 3.875%, 3/15/23	2,850,000	2,902
5.000%, 9/1/27	925,000	971
5.250%, 9/1/29	950,000	1,018
5.400%, 11/14/34	2,025,000	2,121
Hexion, Inc. 7.875%, 7/15/27 144A	1,675,000	1,742
HudBay Minerals, Inc. 7.250%, 1/15/23 144A	350,000	363
7.625%, 1/15/25 144A	2,525,000	2,665
Platform Specialty Products Corp. 5.875%, 12/1/25 144A	2,050,000	2,145
PQ Corp. 5.750%, 12/15/25 144A	1,000,000	1,045
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/1/26 144A	3,425,000	3,630
Steel Dynamics, Inc. 5.125%, 10/1/21	620,000	620
5.500%, 10/1/24	930,000	958
Teck Resources, Ltd. 6.000%, 8/15/40	850,000	947

Total		32,975

Communications (17.3%)
Acosta, Inc. 7.750%, 10/1/22 144A j	2,850,000	142
Altice France SA 8.125%, 2/1/27 144A	950,000	1,070
Altice Luxembourg SA 7.625%, 2/15/25 144A	2,250,000	2,340
AMC Networks, Inc. 4.750%, 8/1/25	1,500,000	1,506
5.000%, 4/1/24	2,000,000	2,040
Cablevision Systems Corp. 5.875%, 9/15/22	2,225,000	2,397

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Communications continued
CBS Radio, Inc. 7.250%, 11/1/24 144A	2,275,000	2,394
CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 3/1/30 144A	4,825,000	4,922
5.000%, 2/1/28 144A	2,000,000	2,099
5.125%, 5/1/27 144A	1,975,000	2,084
5.250%, 9/30/22	1,350,000	1,365
5.375%, 5/1/25 144A	650,000	671
5.375%, 6/1/29 144A	1,050,000	1,121
5.500%, 5/1/26 144A	550,000	580
5.750%, 9/1/23	1,000,000	1,019
5.750%, 1/15/24	548,000	558
5.750%, 2/15/26 144A	2,350,000	2,479
5.875%, 4/1/24 144A	575,000	594
5.875%, 5/1/27 144A	1,250,000	1,322
CSC Holdings LLC 5.250%, 6/1/24	1,650,000	1,778
5.375%, 7/15/23 144A	1,100,000	1,127
5.500%, 5/15/26 144A	650,000	688
5.500%, 4/15/27 144A	2,425,000	2,604
5.750%, 1/15/30 144A	2,525,000	2,695
6.500%, 2/1/29 144A	675,000	753
6.625%, 10/15/25 144A	1,250,000	1,327
7.500%, 4/1/28 144A	1,750,000	1,978
7.750%, 7/15/25 144A	1,450,000	1,546
Cumulus Media New Holdings, Inc. 6.750%, 7/1/26 144A	1,200,000	1,286
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 8/15/26 144A	1,775,000	1,796
6.625%, 8/15/27 144A	2,600,000	2,529
DISH DBS Corp. 5.000%, 3/15/23	485,000	498
5.875%, 11/15/24	3,250,000	3,321
7.750%, 7/1/26	1,525,000	1,616
Entercom Media Corp. 6.500%, 5/1/27 144A	1,800,000	1,926
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.250%, 12/1/27 144A	650,000	684
Gray Escrow, Inc. 7.000%, 5/15/27 144A	750,000	833
Gray Television, Inc. 5.125%, 10/15/24 144A	675,000	700
5.875%, 7/15/26 144A	2,575,000	2,739
iHeartCommunications, Inc. 4.750%, 1/15/28 144A	425,000	436
5.250%, 8/15/27 144A	825,000	863
6.375%, 5/1/26	125,901	137
8.375%, 5/1/27	4,703,194	5,197
Intelsat Jackson Holdings SA 5.500%, 8/1/23	1,600,000	1,374
8.000%, 2/15/24 144A	625,000	641
8.500%, 10/15/24 144A	2,050,000	1,867
9.750%, 7/15/25 144A	950,000	879

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Communications continued
Match Group, Inc. 5.000%, 12/15/27 144A	1,375,000	1,433
6.375%, 6/1/24	725,000	760
Nexstar Broadcasting, Inc. 5.625%, 8/1/24 144A	2,825,000	2,945
5.625%, 7/15/27 144A	2,725,000	2,872
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.625%, 3/15/30 144A	175,000	178
Scripps Escrow, Inc. 5.875%, 7/15/27 144A	1,725,000	1,807
SFR Group SA 7.375%, 5/1/26 144A	6,000,000	6,442
Sinclair Television Group, Inc. 5.125%, 2/15/27 144A	2,875,000	2,954
5.625%, 8/1/24 144A	825,000	849
5.875%, 3/15/26 144A	575,000	604
Sirius XM Radio, Inc. 4.625%, 5/15/23 144A	550,000	558
4.625%, 7/15/24 144A	1,825,000	1,916
5.000%, 8/1/27 144A	775,000	818
5.375%, 4/15/25 144A	1,100,000	1,137
5.375%, 7/15/26 144A	1,675,000	1,779
5.500%, 7/1/29 144A	925,000	1,000
Sprint Capital Corp. 6.875%, 11/15/28	2,650,000	2,855
Sprint Corp. 7.125%, 6/15/24	1,150,000	1,241
7.625%, 2/15/25	2,075,000	2,277
7.625%, 3/1/26	1,200,000	1,323
7.875%, 9/15/23	4,265,000	4,706
TEGNA, Inc. 5.000%, 9/15/29 144A	2,950,000	3,002
5.125%, 7/15/20	506,000	507
5.500%, 9/15/24 144A	495,000	512
6.375%, 10/15/23	700,000	721
Telenet Finance Luxembourg Notes SARL 5.500%, 3/1/28 144A	4,400,000	4,697
Terrier Media Buyer, Inc. 8.875%, 12/15/27 144A	2,900,000	3,067
T-Mobile USA, Inc. 4.500%, 2/1/26	525,000	538
5.125%, 4/15/25	2,700,000	2,793
5.375%, 4/15/27	350,000	373
6.000%, 3/1/23	775,000	789
6.375%, 3/1/25	1,685,000	1,741
6.500%, 1/15/24	425,000	437
6.500%, 1/15/26	875,000	938
Urban One, Inc. 7.375%, 4/15/22 144A	375,000	369
VeriSign, Inc. 5.250%, 4/1/25	350,000	386
Virgin Media Finance PLC 5.750%, 1/15/25 144A	3,475,000	3,575
Virgin Media Secured Finance PLC 5.500%, 8/15/26 144A	425,000	446
5.500%, 5/15/29 144A	475,000	503
Ziggo Bond Co. BV 5.875%, 1/15/25 144A	625,000	644
6.000%, 1/15/27 144A	2,200,000	2,321

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Communications continued
Ziggo BV 4.875%, 1/15/30 144A	200,000	206
5.500%, 1/15/27 144A	2,425,000	2,577

Total		146,117

Consumer, Cyclical (12.5%)
1011778 BC ULC / New Red Finance, Inc. 3.875%, 1/15/28 144A	225,000	226
4.250%, 5/15/24 144A	1,000,000	1,025
4.375%, 1/15/28 144A	1,175,000	1,178
5.000%, 10/15/25 144A	4,875,000	5,033
Adient Global Holdings, Ltd. 4.875%, 8/15/26 144A	3,450,000	3,079
American Axle & Manufacturing, Inc. 6.250%, 3/15/26	275,000	282
6.500%, 4/1/27	2,925,000	3,035
American Builders & Contractors Supply Co., Inc. 4.000%, 1/15/28 144A	725,000	736
5.875%, 5/15/26 144A	3,275,000	3,480
Anixter, Inc. 6.000%, 12/1/25	975,000	1,014
Aramark Services, Inc. 5.000%, 4/1/25 144A	1,450,000	1,512
5.000%, 2/1/28 144A	1,525,000	1,607
5.125%, 1/15/24	1,775,000	1,822
Beacon Roofing Supply, Inc. 4.500%, 11/15/26 144A	450,000	463
Boyd Gaming Corp. 4.750%, 12/1/27 144A	1,400,000	1,454
6.000%, 8/15/26	725,000	778
6.375%, 4/1/26	775,000	834
CD&R Waterworks Merger Sub LLC 6.125%, 8/15/25 144A	3,375,000	3,502
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.250%, 10/15/25 144A	2,850,000	2,946
Dana Financing Luxembourg Sarl 5.750%, 4/15/25 144A	650,000	679
6.500%, 6/1/26 144A	2,575,000	2,752
Dana, Inc. 5.375%, 11/15/27	350,000	360
Eldorado Resorts, Inc. 6.000%, 4/1/25	2,275,000	2,394
6.000%, 9/15/26	325,000	358
Ferrellgas LP / Ferrellgas Finance Corp. 6.500%, 5/1/21	625,000	541
6.750%, 1/15/22	2,300,000	1,955
6.750%, 6/15/23	875,000	739
The Goodyear Tire & Rubber Co. 4.875%, 3/15/27	1,300,000	1,345
5.000%, 5/31/26	1,450,000	1,508
5.125%, 11/15/23	250,000	254
Hanesbrands, Inc. 4.875%, 5/15/26 144A	875,000	926
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30	500,000	530
5.125%, 5/1/26	1,825,000	1,921
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 4/1/25	725,000	745

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
IAA Spinco, Inc. 5.500%, 6/15/27 144A	450,000	478
IHO Verwaltungs GmbH 4.750%, 9/15/26 144A	2,925,000	2,984
6.000%, 5/15/27 144A	800,000	848
6.375%, 5/15/29 144A	900,000	967
JB Poindexter & Co., Inc. 7.125%, 4/15/26 144A	1,975,000	2,084
KAR Auction Services, Inc. 5.125%, 6/1/25 144A	1,425,000	1,482
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 6/1/27 144A	550,000	579
5.000%, 6/1/24 144A	800,000	829
5.250%, 6/1/26 144A	1,600,000	1,688
Live Nation Entertainment, Inc. 4.750%, 10/15/27 144A	525,000	543
MGM Resorts International 4.625%, 9/1/26	150,000	159
5.500%, 4/15/27	400,000	444
5.750%, 6/15/25	1,175,000	1,316
6.000%, 3/15/23	2,275,000	2,497
Michaels Stores, Inc. 8.000%, 7/15/27 144A	1,775,000	1,695
Mohegan Tribal Gaming Authority 7.875%, 10/15/24 144A	2,400,000	2,448
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 6.250%, 5/15/26 144A	300,000	323
8.500%, 5/15/27 144A	5,675,000	6,030
Party City Holdings, Inc. 6.125%, 8/15/23 144A	2,600,000	2,275
6.625%, 8/1/26 144A	2,525,000	1,780
Penn National Gaming, Inc. 5.625%, 1/15/27 144A	825,000	872
Performance Food Group, Inc. 5.500%, 6/1/24 144A	325,000	333
5.500%, 10/15/27 144A	1,500,000	1,603
Red Rock Resorts, Inc. 5.000%, 10/1/25 144A	2,150,000	2,188
Six Flags Entertainment Corp. 4.875%, 7/31/24 144A	450,000	466
5.500%, 4/15/27 144A	3,575,000	3,812
Stars Group Holdings BV 7.000%, 7/15/26 144A	3,950,000	4,281
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.500%, 6/1/24	3,275,000	3,365
5.750%, 3/1/25	275,000	283
5.875%, 3/1/27	900,000	936
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25 144A	1,250,000	1,247
Viking Cruises, Ltd. 5.875%, 9/15/27 144A	75,000	80
6.250%, 5/15/25 144A	600,000	625
VOC Escrow, Ltd. 5.000%, 2/15/28 144A	1,400,000	1,467
The William Carter Co. 5.625%, 3/15/27 144A	225,000	242

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26 144A	550,000	580
Yum! Brands, Inc. 4.750%, 1/15/30 144A	725,000	759

Total		105,601

Consumer, Non-cyclical (19.7%)
Acadia Healthcare Co., Inc. 5.625%, 2/15/23	575,000	584
6.500%, 3/1/24	3,975,000	4,119
Air Medical Merger Sub Corp. 6.375%, 5/15/23 144A	3,575,000	3,200
Albertsons Cos., Inc. / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC 5.750%, 3/15/25	4,575,000	4,735
5.875%, 2/15/28 144A	700,000	744
6.625%, 6/15/24	1,300,000	1,361
7.500%, 3/15/26 144A	625,000	702
Allied Universal Holdco LLC 6.625%, 7/15/26 144A	600,000	645
9.750%, 7/15/27 144A	5,725,000	6,116
Avantor, Inc. 6.000%, 10/1/24 144A	825,000	880
9.000%, 10/1/25 144A	3,975,000	4,442
B&G Foods, Inc. 5.250%, 4/1/25	2,125,000	2,185
Bausch Health Cos., Inc. 5.000%, 1/30/28 144A	975,000	1,001
5.750%, 8/15/27 144A	775,000	841
7.250%, 5/30/29 144A	1,600,000	1,828
Centene Corp. 4.250%, 12/15/27 144A	2,125,000	2,186
4.625%, 12/15/29 144A	2,425,000	2,556
4.750%, 1/15/25 144A	725,000	753
4.750%, 1/15/25	425,000	441
Centene Escrow I Corp. 5.375%, 6/1/26 144A	1,450,000	1,539
Charles River Laboratories International, Inc. 4.250%, 5/1/28 144A	400,000	407
5.500%, 4/1/26 144A	600,000	645
CHS / Community Health Systems, Inc. 6.250%, 3/31/23	2,275,000	2,309
8.000%, 3/15/26 144A	1,050,000	1,081
8.625%, 1/15/24 144A	750,000	795
Eagle Holding Co. II LLC 7.625%, 5/15/22 144A	1,150,000	1,168
7.750%, 5/15/22 144A	1,375,000	1,396
Endo Finance LLC / Endo Finco, Inc. 6.000%, 7/15/23 144A	1,955,000	1,412
6.000%, 2/1/25 144A	3,300,000	2,225
Enterprise Merger Sub, Inc. 8.750%, 10/15/26 144A	3,100,000	1,922
Financial & Risk US Holdings, Inc. 6.250%, 5/15/26 144A	600,000	655
8.250%, 11/15/26 144A	4,750,000	5,350
Gartner, Inc. 5.125%, 4/1/25 144A	850,000	885
GW B-CR Security Corp. 9.500%, 11/1/27 144A	4,144,000	4,424
HCA Healthcare, Inc. 6.250%, 2/15/21	1,385,000	1,444

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
HCA, Inc. 5.000%, 3/15/24	750,000	819
5.375%, 2/1/25	2,250,000	2,488
5.375%, 9/1/26	975,000	1,086
5.625%, 9/1/28	650,000	741
5.875%, 5/1/23	2,520,000	2,785
5.875%, 2/15/26	2,825,000	3,212
5.875%, 2/1/29	550,000	636
Hill-Rom Holdings, Inc. 4.375%, 9/15/27 144A	325,000	334
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 8/1/23 144A	6,675,000	6,890
Lamb Weston Holdings, Inc. 4.875%, 11/1/26 144A	1,075,000	1,139
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.500%, 4/15/25 144A	4,600,000	1,633
5.625%, 10/15/23 144A	2,775,000	1,055
MEDNAX, Inc. 6.250%, 1/15/27 144A	1,700,000	1,743
MPH Acquisition Holdings LLC 7.125%, 6/1/24 144A	5,650,000	5,466
The Nielsen Co. Luxembourg SARL 5.000%, 2/1/25 144A	875,000	901
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 4/15/22 144A	2,000,000	2,008
Ortho Clinical, Inc. 6.625%, 5/15/22 144A	3,775,000	3,751
Polaris Intermediate Corp. 8.500%, 12/1/22 144A	2,200,000	2,049
Post Holdings, Inc. 5.000%, 8/15/26 144A	975,000	1,030
5.500%, 3/1/25 144A	1,275,000	1,336
5.625%, 1/15/28 144A	975,000	1,051
5.750%, 3/1/27 144A	3,775,000	4,049
Prestige Brands, Inc. 5.125%, 1/15/28 144A	425,000	445
6.375%, 3/1/24 144A	3,525,000	3,666
RegionalCare Hospital Partners Holdings, Inc. 11.500%, 5/1/24 144A	525,000	566
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/1/26 144A	3,250,000	3,672
Surgery Center Holdings, Inc. 6.750%, 7/1/25 144A	2,425,000	2,425
Team Health Holdings, Inc. 6.375%, 2/1/25 144A	6,325,000	4,222
Teleflex, Inc. 4.625%, 11/15/27	450,000	477
Tenet Healthcare Corp. 4.625%, 7/15/24	1,400,000	1,433
4.875%, 1/1/26 144A	1,200,000	1,257
5.125%, 5/1/25	2,400,000	2,472
5.125%, 11/1/27 144A	1,175,000	1,241
6.750%, 6/15/23	2,100,000	2,307
7.000%, 8/1/25	1,625,000	1,716
United Rentals North America, Inc. 3.875%, 11/15/27	325,000	332
4.875%, 1/15/28	1,750,000	1,822

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
5.250%, 1/15/30	425,000	457
5.500%, 7/15/25	225,000	234
5.500%, 5/15/27	1,225,000	1,312
5.875%, 9/15/26	850,000	912
6.500%, 12/15/26	600,000	659
US Foods, Inc. 5.875%, 6/15/24 144A	3,225,000	3,322
Valeant Pharmaceuticals International, Inc. 5.500%, 3/1/23 144A	537,000	540
5.500%, 11/1/25 144A	725,000	758
5.875%, 5/15/23 144A	1,150,000	1,160
6.125%, 4/15/25 144A	4,700,000	4,856
6.500%, 3/15/22 144A	150,000	153
7.000%, 3/15/24 144A	700,000	728
8.500%, 1/31/27 144A	2,175,000	2,477
9.000%, 12/15/25 144A	1,250,000	1,422
9.250%, 4/1/26 144A	525,000	603
Vizient, Inc. 6.250%, 5/15/27 144A	475,000	508
WellCare Health Plans, Inc. 5.375%, 8/15/26 144A	800,000	852
West Street Merger Sub, Inc. 6.375%, 9/1/25 144A	4,550,000	4,539

Total		166,723

Energy (13.0%)
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 9/15/24	2,000,000	1,855
5.750%, 3/1/27 144A	1,725,000	1,517
5.750%, 1/15/28 144A	2,600,000	2,262
Antero Resources Corp. 5.125%, 12/1/22	340,000	303
5.625%, 6/1/23	1,000,000	802
Archrock Partners LP 6.250%, 4/1/28 144A	450,000	463
6.875%, 4/1/27 144A	2,800,000	2,961
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 7.000%, 11/1/26 144A	275,000	219
10.000%, 4/1/22 144A	900,000	895
Berry Petroleum Co. LLC 7.000%, 2/15/26 144A	1,200,000	1,111
Callon Petroleum Co. 6.125%, 10/1/24	1,502,000	1,530
6.375%, 7/1/26	1,050,000	1,065
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	1,750,000	1,776
8.250%, 7/15/25	425,000	435
Centennial Resource Production LLC 6.875%, 4/1/27 144A	1,400,000	1,456
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	500,000	553
5.875%, 3/31/25	1,600,000	1,799
Cheniere Energy Partners LP 4.500%, 10/1/29 144A	925,000	951
5.250%, 10/1/25	2,850,000	2,970
5.625%, 10/1/26	1,200,000	1,269
Chesapeake Energy Corp. 7.000%, 10/1/24	1,000,000	602
11.500%, 1/1/25 144A	2,169,000	2,050

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Energy continued
CNX Midstream Finance Corp. 6.500%, 3/15/26 144A	3,200,000	2,952
Coeur Mining, Inc. 5.875%, 6/1/24	2,075,000	2,075
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 144A	3,025,000	3,086
CVR Refining LLC / Coffeyville Finance, Inc. 6.500%, 11/1/22	3,150,000	3,189
Endeavor Energy Resources LP / EER Finance, Inc. 5.750%, 1/30/28 144A	575,000	604
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 1/15/26 144A	3,175,000	3,399
EP Energy LLC / Everest Acquisition Finance, Inc. 8.000%, 11/29/24 144A j	1,850,000	925
Gulfport Energy Corp. 6.000%, 10/15/24	550,000	391
6.375%, 5/15/25	1,025,000	651
6.375%, 1/15/26	425,000	264
6.625%, 5/1/23	575,000	484
Hess Midstream Partners LP 5.125%, 6/15/28 144A	1,300,000	1,316
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 8/1/24 144A	3,275,000	3,414
Jagged Peak Energy LLC 5.875%, 5/1/26	1,475,000	1,523
Laredo Petroleum, Inc. 5.625%, 1/15/22	1,250,000	1,213
6.250%, 3/15/23	400,000	375
MPLX LP 6.250%, 10/15/22 144A	503,000	513
6.375%, 5/1/24 144A	575,000	601
NuStar Logistics LP 5.625%, 4/28/27	2,725,000	2,800
6.000%, 6/1/26	700,000	740
Oasis Petroleum, Inc. 6.250%, 5/1/26 144A	2,275,000	1,888
6.875%, 3/15/22	611,000	588
Parsley Energy LLC / Parsley Finance Corp. 5.250%, 8/15/25 144A	225,000	231
5.625%, 10/15/27 144A	1,075,000	1,137
6.250%, 6/1/24 144A	300,000	312
PDC Energy, Inc. 5.750%, 5/15/26	1,525,000	1,521
6.125%, 9/15/24	575,000	582
Precision Drilling Corp. 5.250%, 11/15/24	225,000	206
7.125%, 1/15/26 144A	1,025,000	974
7.750%, 12/15/23	1,000,000	998
QEP Resources, Inc. 5.250%, 5/1/23	575,000	569
5.625%, 3/1/26	975,000	951
Range Resources Corp. 4.875%, 5/15/25	2,050,000	1,753
5.000%, 3/15/23	150,000	138
SESI LLC 7.125%, 12/15/21	1,850,000	1,578

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Energy continued
7.750%, 9/15/24	2,600,000	1,729
Shelf Drilling Holdings, Ltd. 8.250%, 2/15/25 144A	1,900,000	1,810
SM Energy Co. 5.625%, 6/1/25	1,000,000	949
6.625%, 1/15/27	250,000	246
6.750%, 9/15/26	1,300,000	1,274
Southwestern Energy Co. 7.750%, 10/1/27	875,000	810
SRC Energy, Inc. 6.250%, 12/1/25	1,850,000	1,864
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.500%, 8/15/22	2,680,000	2,385
5.750%, 4/15/25	2,275,000	1,738
Sunoco LP / Sunoco Finance Corp. 5.500%, 2/15/26	775,000	804
5.875%, 3/15/28	900,000	956
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.000%, 1/15/28	1,925,000	1,964
5.125%, 2/1/25	1,425,000	1,478
5.375%, 2/1/27	2,150,000	2,231
5.500%, 3/1/30 144A	2,000,000	2,055
5.875%, 4/15/26	1,350,000	1,434
6.500%, 7/15/27 144A	300,000	329
TerraForm Power Operating LLC 4.250%, 1/31/23 144A	175,000	180
4.750%, 1/15/30 144A	1,725,000	1,755
5.000%, 1/31/28 144A	3,000,000	3,172
TransMontaigne Partners LP / TLP Finance Corp. 6.125%, 2/15/26	1,175,000	1,152
Ultra Resources, Inc. 6.875%, 4/15/22 144A	350,000	43
7.125%, 4/15/25 144A	1,325,000	86
USA Compression Finance Corp. 6.875%, 4/1/26	3,250,000	3,413
USA Compression Partners LP / USA Compression Finance Corp. 6.875%, 9/1/27	725,000	755
Whiting Petroleum Corp. 6.250%, 4/1/23	1,150,000	963
6.625%, 1/15/26	1,600,000	1,090
WPX Energy, Inc. 5.250%, 10/15/27	325,000	343
5.750%, 6/1/26	425,000	454

Total		110,247

Financial (6.2%)
Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/25 144A	2,450,000	2,364
8.125%, 2/15/24 144A	1,250,000	1,359
10.125%, 8/1/26 144A	350,000	377
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.750%, 10/15/27 144A	1,650,000	1,767
Ally Financial, Inc. 5.750%, 11/20/25	2,000,000	2,238
AmWINS Group, Inc. 7.750%, 7/1/26 144A	3,950,000	4,365

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
AssuredPartners, Inc. 7.000%, 8/15/25 144A	3,250,000	3,306
GTCR AP Finance, Inc. 8.000%, 5/15/27 144A	850,000	884
HUB International, Ltd. 7.000%, 5/1/26 144A	8,900,000	9,412
KIRS Midco 3 PLC 8.625%, 7/15/23 144A	1,075,000	1,067
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.625%, 5/1/24	475,000	518
5.750%, 2/1/27 144A	225,000	251
National Financial Partners Corp. 6.875%, 7/15/25 144A	4,175,000	4,185
8.000%, 7/15/25 144A	650,000	663
Navient Corp. 5.875%, 10/25/24	1,850,000	1,980
6.125%, 3/25/24	1,075,000	1,166
6.750%, 6/25/25	1,325,000	1,463
6.750%, 6/15/26	350,000	385
7.250%, 9/25/23	550,000	622
Quicken Loans, Inc. 5.250%, 1/15/28 144A	1,575,000	1,630
5.750%, 5/1/25 144A	4,725,000	4,884
Ryman Hospitality Properties, Inc. 4.750%, 10/15/27 144A	925,000	955
USIS Merger Sub, Inc. 6.875%, 5/1/25 144A	4,400,000	4,498
VICI Properties LP / VICI Note Co., Inc. 4.250%, 12/1/26 144A	975,000	1,004
4.625%, 12/1/29 144A	775,000	810

Total		52,153

Industrial (13.1%)
Amsted Industries, Inc. 5.625%, 7/1/27 144A	650,000	689
ARD Finance SA 6.500%, 6/30/27 144A	4,200,000	4,343
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.250%, 8/15/27 144A	1,000,000	1,053
6.000%, 2/15/25 144A	2,975,000	3,120
Avolon Holdings Funding, Ltd. 5.125%, 10/1/23 144A	600,000	647
5.250%, 5/15/24 144A	325,000	355
Berry Global Escrow Corp. 4.875%, 7/15/26 144A	1,950,000	2,057
5.625%, 7/15/27 144A	1,150,000	1,233
Berry Plastics Corp. 5.125%, 7/15/23	1,150,000	1,180
5.500%, 5/15/22	4,205,000	4,252
6.000%, 10/15/22	206,000	210
BWAY Holding Co. 5.500%, 4/15/24 144A	2,175,000	2,240
7.250%, 4/15/25 144A	5,725,000	5,653
CFX Escrow Corp. 6.000%, 2/15/24 144A	525,000	558
6.375%, 2/15/26 144A	450,000	490

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Crown Americas LLC / Crown Americas Capital Corp. VI 4.750%, 2/1/26	1,175,000	1,241
Energizer Holdings, Inc. 5.500%, 6/15/25 144A	225,000	233
6.375%, 7/15/26 144A	1,400,000	1,491
7.750%, 1/15/27 144A	975,000	1,090
Flex Acquisition Co., Inc. 6.875%, 1/15/25 144A	5,000,000	5,037
7.875%, 7/15/26 144A	3,700,000	3,728
Gates Global LLC / Gates Global Co. 6.250%, 1/15/26 144A	3,425,000	3,484
Graphic Packaging International LLC 4.750%, 7/15/27 144A	650,000	695
Greif, Inc. 6.500%, 3/1/27 144A	450,000	486
The Hillman Group, Inc. 6.375%, 7/15/22 144A	1,950,000	1,813
Koppers, Inc. 6.000%, 2/15/25 144A	3,700,000	3,876
Masonite International Corp. 5.750%, 9/15/26 144A	700,000	744
Owens-Brockway Glass Container, Inc. 5.375%, 1/15/25 144A	2,075,000	2,137
5.875%, 8/15/23 144A	900,000	961
6.375%, 8/15/25 144A	1,050,000	1,147
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	550,000	576
5.500%, 2/15/24 144A	5,700,000	6,258
Pisces Midco, Inc. 8.000%, 4/15/26 144A	3,000,000	3,127
Resideo Funding, Inc. 6.125%, 11/1/26 144A	1,125,000	1,133
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU 5.750%, 10/15/20	3,057,535	3,061
7.000%, 7/15/24 144A	2,575,000	2,662
Sealed Air Corp. 4.000%, 12/1/27 144A	350,000	354
5.125%, 12/1/24 144A	1,950,000	2,101
Sensata Technologies BV 5.625%, 11/1/24 144A	950,000	1,057
Sensata Technologies, Inc. 4.375%, 2/15/30 144A	325,000	331
Standard Industries, Inc. 4.750%, 1/15/28 144A	625,000	641
5.000%, 2/15/27 144A	3,100,000	3,232
6.000%, 10/15/25 144A	1,625,000	1,708
Stevens Holding Co., Inc. 6.125%, 10/1/26 144A	900,000	983
Tervita Escrow Corp. 7.625%, 12/1/21 144A	2,000,000	2,012
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 4/15/26 144A	1,850,000	1,832
TransDigm UK Holdings PLC 6.875%, 5/15/26	625,000	666
TransDigm, Inc. 5.500%, 11/15/27 144A	850,000	860
6.250%, 3/15/26 144A	2,250,000	2,436
6.375%, 6/15/26	1,850,000	1,962

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Industrial continued
6.500%, 7/15/24	4,875,000	5,028
6.500%, 5/15/25	300,000	312
7.500%, 3/15/27	350,000	383
Trident Merger Sub, Inc. 6.625%, 11/1/25 144A	2,225,000	2,003
Trident TPI Holdings, Inc. 9.250%, 8/1/24 144A	1,450,000	1,465
Trivium Packaging Finance BV 5.500%, 8/15/26 144A	525,000	553
8.500%, 8/15/27 144A	1,400,000	1,558
TTM Technologies, Inc. 5.625%, 10/1/25 144A	1,800,000	1,861
WESCO Distribution, Inc. 5.375%, 12/15/21	2,905,000	2,912
5.375%, 6/15/24	1,750,000	1,816

Total		111,126

Other Holdings (–%)
General Motors Co. Escrow 7.200%, 1/15/49 *,Æ	610,000	-
8.375%, 7/15/49 *,Æ	4,865,000	-
iHeart Media Escrow 9.000%, 3/1/21 *,Æ	600,000	-
9.000%, 9/15/22 *,Æ	1,515,000	-

Total		-

Technology (6.5%)
Banff Merger Sub, Inc. 9.750%, 9/1/26 144A	2,850,000	2,886
CDW LLC / CDW Finance Corp. 4.250%, 4/1/28	375,000	393
5.000%, 9/1/25	350,000	366
5.500%, 12/1/24	2,075,000	2,303
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.875%, 6/15/21 144A	298,000	303
7.125%, 6/15/24 144A	4,025,000	4,246
Entegris, Inc. 4.625%, 2/10/26 144A	850,000	880
Fair Isaac Corp. 4.000%, 6/15/28 144A	325,000	327
IMS Health, Inc. 5.000%, 10/15/26 144A	2,250,000	2,374
Inception Merger Sub, Inc. / Rackspace Hosting, Inc. 8.625%, 11/15/24 144A	4,025,000	3,934
Infor US, Inc. 6.500%, 5/15/22	4,900,000	4,973
Informatica LLC 7.125%, 7/15/23 144A	3,675,000	3,730
IQVIA, Inc. 5.000%, 5/15/27 144A	750,000	793
JDA Escrow LLC / JDA Bond Finance, Inc. 7.375%, 10/15/24 144A	3,300,000	3,428
NCR Corp. 5.750%, 9/1/27 144A	1,025,000	1,092
6.375%, 12/15/23	520,000	533
Nuance Communications, Inc. 5.625%, 12/15/26	1,400,000	1,492
Qorvo, Inc. 4.375%, 10/15/29 144A	1,350,000	1,414

Corporate Bonds (94.6%)	Shares/ Par+	Value $ (000’s)

Technology continued
Riverbed Technology, Inc. 8.875%, 3/1/23 144A	775,000	446
Sensata Technologies UK Financing Co. PLC 6.250%, 2/15/26 144A	200,000	216
Sophia LP / Sophia Finance, Inc. 9.000%, 9/30/23 144A	1,450,000	1,490
SS&C Technologies, Inc. 5.500%, 9/30/27 144A	3,550,000	3,790
Star Merger Sub, Inc. 6.875%, 8/15/26 144A	975,000	1,076
10.250%, 2/15/27 144A	4,425,000	5,089
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 6/1/25 144A	6,075,000	6,272
Western Digital Corp. 4.750%, 2/15/26	1,100,000	1,147

Total		54,993

Utilities (2.4%)
AmeriGas Partners LP / AmeriGas Finance Corp. 5.500%, 5/20/25	350,000	378
5.625%, 5/20/24	425,000	459
5.750%, 5/20/27	550,000	604
5.875%, 8/20/26	2,350,000	2,591
Calpine Corp. 4.500%, 2/15/28 144A	1,575,000	1,589
5.125%, 3/15/28 144A	825,000	842
5.250%, 6/1/26 144A	900,000	937
5.750%, 1/15/25	2,800,000	2,874
NRG Energy, Inc. 5.250%, 6/15/29 144A	1,250,000	1,352
5.750%, 1/15/28	225,000	244
6.625%, 1/15/27	2,050,000	2,224
7.250%, 5/15/26	1,525,000	1,666
Vistra Energy Corp. 5.875%, 6/1/23	225,000	230
Vistra Operations Co. LLC 5.000%, 7/31/27 144A	1,100,000	1,149
5.500%, 9/1/26 144A	900,000	954
5.625%, 2/15/27 144A	1,925,000	2,028

Total		20,121

Total Corporate Bonds
(Cost: $791,024)		800,056

Short-Term Investments (3.8%)

Money Market Funds (3.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	32,251,953	32,252

Total		32,252

Total Short-Term Investments
(Cost: $32,252)		32,252

Total Investments (98.5%)
(Cost: $824,457)@		833,192

Other Assets, Less
Liabilities (1.5%)		12,935

Net Assets (100.0%)		846,127

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $553,121 representing 65.4% of the net assets.

f	Defaulted Security

Æ	Security valued using significant unobservable inputs.

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $824,142 and the net unrealized appreciation of investments based on that cost was $9,050 which is comprised of $33,960 aggregate gross unrealized appreciation and $24,910 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$884	$-	$-
Corporate Bonds	-	800,056	-
Short-Term Investments	32,252	-	-
Total Assets:	$33,136	$800,056	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$1.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on the Portfolio’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

MARKET OVERVIEW

The beginning of 2019 was characterized by decelerating growth momentum, which culminated in the U.S. Federal Reserve (the “Fed”) lowering its outlook for interest rate increases in 2019 to zero and signaling an end to its balance sheet reduction program. Against this backdrop of slowing global growth, the second quarter saw softened sentiment measures highlighting growing uncertainties about the economic outlook. Slowing growth momentum and global uncertainty continued through the third quarter, prompting global central banks to take further accommodative actions. Finally, in the fourth quarter, renewed optimism surrounding the “Phase One” trade deal between the U.S. and China provided a boost to risk appetites. Despite mixed global economic data, trade discussions continued to support risk sentiment through the end of 2019 and capped a year of strong risk asset returns as U.S. equities closed at new highs, credit spreads tightened and the dollar weakened.

PORTFOLIO RESULTS

The Portfolio returned 14.04% for the twelve months ended December 31, 2019. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Global Credit Hedged USD Index returned 12.08%. The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg Barclays® Global Aggregate – Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned 13.68% (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2019 of the Multi-Sector Income Funds peer group was 9.85%.

Within corporate credit, an overweight to Financials and Media contributed to returns, as credit spreads broadly rallied alongside the positive risk-on sentiment during the year. Within Industrials, sector positioning in investment grade bonds, most notably overweight exposure to outperforming pipelines and telecom, added to performance. During the year, the Portfolio’s credit exposure was partially obtained through the use of credit default swaps. Additionally, tactical exposure to non-agency mortgage backed securities was positive.

The primary detractor during the reporting period was broad underweight exposure to emerging market external debt, as spreads rallied during the year supported by positive risk-on sentiment and a dovish Fed. Additionally, underweight exposure to developed market duration, particularly in Europe, detracted from performance as rates fell throughout the year with the European Central Bank delivering one rate cut and re-introducing quantitative easing in the third quarter.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

While the baseline outlook for 2020 looks positive, we recognize that risk premia have been compressed by central bank action, leaving little cushion in the event of disruption. We see a range of political and geopolitical risks in addition to the potential for macro surprises, central bank exhaustion and rising volatility. As well as a close focus on liquidity

Multi-Sector Bond Portfolio (unaudited)

management, careful scaling of investment positions and caution on generic credit, we will look to have somewhat lower weight on top-down macro trades, to keep powder dry and potentially go on the offensive in a more difficult investment environment. Considering this outlook, we will seek to invest with a bias to higher quality positions, a very close focus on portfolio liquidity and a diversified approach to generating income. In the U.S., we expect slower growth followed by an eventual rebound. We continue to expect real U.S. GDP growth to slow to a range of 1.5%-2.0% in 2020, down from an estimated 2.3% pace in 2019.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Multi-Sector Bond Portfolio	14.04%	5.79%	6.28%
Bloomberg Barclays® Global Credit Hedged USD Index	12.08%	4.75%	5.52%
1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	13.68%	5.52%	6.51%
Lipper® Variable Insurance Products (VIP) Multi-Sector Income Funds	9.85%	3.52%	4.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a portion of its assets in fixed- and fioating-rate loans, including senior loans, through loan participations and assignments. Investing in loans may expose the Portfolio to additional risks, including credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time

Multi-Sector Bond Portfolio (unaudited)

The Portfolio may engage in active and freguent trading of portfolio securities to achieve its investment objectives. Active and freguent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Top 10 Fixed Income Holdings 12/31/19

Security Description	% of Net Assets
Federal National Mortgage Association, Various	8.3%
US Treasury, Various	5.9%
Turkey Government International Bond, Various	2.7%
Spain Letras del Tesoro, 0.000%, 1/17/20	2.5%
Japan Treasury Discount Bill, 0.000%, 1/14/20	2.4%
Petroleos Mexicanos, Various	1.9%
Deutsche Bank AG, Various	1.8%
Royal Bank of Scotland Group PLC, Various	1.4%
Ukraine Government International Bond, Various	1.4%
MASTR Asset Backed Securities Trust, Series 2006- FRE2, Class A1, 1.942%, 3/25/36	1.1%

Sector Allocation 12/31/19

Sector	% of Net Assets
Corporate Bonds	51.1%
Governments	20.2%
Structured Products	14.2%
Short-Term Investments & Other Net Assets	9.9%
Bank Loan Obligations	3.5%
Municipal Bonds	1.1%
Other Holdings	-%

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Basic Materials (1.5%)
ALROSA Finance SA 4.650%, 4/9/24 144A	500,000	534
Georgia-Pacific LLC 8.875%, 5/15/31	200,000	311
Indonesia Asahan Aluminium Persero PT 5.230%, 11/15/21 144A	300,000	314
INEOS Finance PLC 2.875%, 5/1/26 144A EUR ¥	2,700,000	3,127
MMK International Capital DAC 4.375%, 6/13/24 144A	1,400,000	1,477
Syngenta Finance NV 4.441%, 4/24/23 144A	200,000	209
4.892%, 4/24/25 144A	5,900,000	6,310
5.182%, 4/24/28 144A	2,800,000	3,014

Total		15,296

Communications (6.9%)
Altice Financing SA 6.625%, 2/15/23 144A	256,000	261
7.500%, 5/15/26 144A	5,171,000	5,559
Altice France SA 8.125%, 2/1/27 144A	3,200,000	3,604
Altice Luxembourg SA 7.625%, 2/15/25 144A	2,800,000	2,912
8.000%, 5/15/27 EUR ¥	700,000	879
AT&T, Inc. 3.400%, 5/15/25	500,000	524
4.125%, 2/17/26	500,000	542
4.900%, 8/15/37	200,000	230
5.300%, 8/15/58 b	6,200,000	7,575
Baidu, Inc. 3.875%, 9/29/23	200,000	208
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 3/15/28	1,700,000	1,810
4.464%, 7/23/22	2,400,000	2,522
4.800%, 3/1/50	200,000	210
5.125%, 7/1/49	3,300,000	3,581
5.375%, 4/1/38	100,000	114
CommScope Technologies LLC 5.000%, 3/15/27 144A	100,000	94
Connect Finco SARL / Connect US Finco LLC 6.750%, 10/1/26 144A	2,700,000	2,876
Deutsche Telekom International Finance 8.750%, 6/15/30	700,000	1,027
DISH DBS Corp. 5.125%, 5/1/20	1,982,000	1,994
6.750%, 6/1/21	3,200,000	3,364
Koninklijke KPN NV 5.750%, 9/17/29 GBP §,¥	750,000	1,205
Netflix, Inc. 3.875%, 11/15/29 144A EUR ¥	3,900,000	4,626
Qwest Corp. 7.250%, 9/15/25	500,000	575

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Communications continued
SFR Group SA 7.375%, 5/1/26 144A	7,600,000	8,160
SoftBank Group Corp. 5.000%, 4/15/28 EUR §,¥	1,700,000	2,102
Sprint Corp. 7.250%, 9/15/21	400,000	423
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 3/20/28 144A	1,300,000	1,417
Telecom Italia Capital SA 6.000%, 9/30/34	400,000	429
Time Warner Cable LLC 5.875%, 11/15/40	300,000	344
6.750%, 6/15/39	200,000	253
UPCB Finance IV, Ltd. 4.000%, 1/15/27 EUR §,¥	315,000	372
Verizon Communications, Inc. 4.522%, 9/15/48	100,000	120
4.672%, 3/15/55	1,119,000	1,380
5.012%, 4/15/49	2,449,000	3,130
5.250%, 3/16/37	200,000	251
Virgin Media Secured Finance PLC 4.875%, 1/15/27 GBP §,¥	3,100,000	4,272
5.000%, 4/15/27 144A GBP ¥	500,000	700
Vodafone Group PLC 4.250%, 9/17/50	400,000	416

Total		70,061

Consumer, Cyclical (5.8%)
Adient Global Holdings, Ltd. 3.500%, 8/15/24 EUR ¥	100,000	106
American Airlines Pass Through Trust, Series 2011-1, Class A 5.250%, 7/31/22	72,043	74
BMW Finance NV 2.250%, 8/12/22 144A	400,000	402
Continental Airlines Pass Through Trust, Series 2010-1, Class A 4.750%, 7/12/22	42,372	43
Enterprise Inns PLC 6.875%, 5/9/25 GBP ¥	1,600,000	2,134
FCE Bank PLC 0.097%, (Euribor 3 Month ACT/360 plus 0.500%), 8/26/20 EUR §,¥	100,000	112
0.869%, 9/13/21 EUR §,¥	400,000	450
1.875%, 6/24/21 EUR §,¥	100,000	115
Ford Motor Credit Co. LLC 0.025%, (Euribor 3 Month ACT/360 plus 0.420%), 12/7/22 EUR ¥	400,000	433
0.032%, (Euribor 3 Month ACT/360 plus 0.430%), 5/14/21 EUR ¥	200,000	223
0.050%, (Euribor 3 Month ACT/360 plus 0.370%), 12/1/21 EUR ¥	1,200,000	1,320
2.881%, (ICE LIBOR USD 3 Month plus 0.880%), 10/12/21	200,000	198
3.021%, 3/6/24 EUR ¥	900,000	1,067

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
3.096%, 5/4/23	500,000	499
3.145%, (ICE LIBOR USD 3 Month plus 1.235%), 2/15/23	200,000	197
3.350%, 11/1/22	1,400,000	1,413
4.063%, 11/1/24	3,200,000	3,264
5.183%, (ICE LIBOR USD 3 Month plus 3.140%), 1/7/22	200,000	207
5.584%, 3/18/24	600,000	649
5.596%, 1/7/22	1,500,000	1,580
General Motors Financial Co., Inc. 3.450%, 4/10/22	300,000	307
5.100%, 1/17/24	1,200,000	1,302
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30	400,000	424
Hilton Worldwide Finance Corp. 4.875%, 4/1/27	700,000	744
IHO Verwaltungs GmbH 3.625%, 5/15/25 EUR ¥	800,000	939
3.750%, 9/15/26 EUR §,¥	4,600,000	5,444
Jaguar Land Rover Automotive PLC 2.200%, 1/15/24 EUR ¥	700,000	744
3.875%, 3/1/23 GBP ¥	100,000	127
5.875%, 11/15/24 EUR ¥	1,600,000	1,871
6.875%, 11/15/26 EUR ¥	3,200,000	3,769
Las Vegas Sands Corp. 3.200%, 8/8/24	300,000	309
3.500%, 8/18/26	200,000	206
3.900%, 8/8/29	100,000	104
Marks & Spencer PLC 3.000%, 12/8/23 GBP §,¥	300,000	412
4.750%, 6/12/25 GBP §,¥	900,000	1,306
Marriott Ownership Resorts, Inc. 6.500%, 9/15/26	150,000	163
Melco Resorts Finance, Ltd. 4.875%, 6/6/25 144A	400,000	410
5.375%, 12/4/29 144A	500,000	512
MGM Resorts International 7.750%, 3/15/22	300,000	335
Mitchells & Butlers Finance PLC 1.248%, (ICE LIBOR GBP 3 Month plus 0.450%), 12/15/30 GBP §,¥	1,304,424	1,607
2.344%, (ICE LIBOR USD 3 Month plus 0.450%), 12/15/30 §	237,168	218
6.469%, 9/15/32 GBP §,¥	200,000	300
QVC, Inc. 4.375%, 3/15/23	2,000,000	2,063
5.450%, 8/15/34	800,000	767
Sands China, Ltd. 4.600%, 8/8/23	300,000	317
5.400%, 8/8/28	3,200,000	3,607
Toll Brothers Finance Corp. 4.350%, 2/15/28	100,000	104
4.875%, 3/15/27	1,200,000	1,296
Travis Perkins PLC 4.375%, 9/15/21 GBP §,¥	200,000	274
4.500%, 9/7/23 GBP §,¥	1,900,000	2,646
US Airways Pass-Through Trust, Series 2012-1, Class A 5.900%, 4/1/26	877,532	974

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Volkswagen Bank GmbH 1.250%, 6/10/24 EUR ¥	800,000	921
Volkswagen Financial Services Aktiengesellschaft 0.875%, 4/12/23 EUR ¥	200,000	228
Volkswagen Group of America Finance LLC 4.000%, 11/12/21 144A	2,500,000	2,585
Volkswagen Leasing GmbH 2.625%, 1/15/24 EUR ¥	1,800,000	2,187
Wynn Macau, Ltd. 5.125%, 12/15/29 144A	1,100,000	1,123
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/1/29 144A	800,000	859
ZF North America Capital, Inc. 4.500%, 4/29/22 144A	436,000	449
4.750%, 4/29/25 144A	2,232,000	2,346

Total		58,785

Consumer, Non-cyclical (2.7%)
AA Bond Co., Ltd. 2.750%, 7/31/43 GBP ¥	100,000	127
2.875%, 7/31/43 GBP §,¥	2,900,000	3,811
4.248%, 7/31/43 GBP ¥	800,000	1,074
4.875%, 7/31/43 GBP §,¥	200,000	270
5.500%, 7/31/43 GBP §,¥	400,000	452
Adani Ports & Special Economic Zone, Ltd. 4.375%, 7/3/29 144A	200,000	207
Allergan Funding SCS 1.500%, 11/15/23 EUR ¥	400,000	472
Amgen, Inc. 4.663%, 6/15/51	1,041,000	1,222
Bacardi, Ltd. 4.700%, 5/15/28 144A	2,900,000	3,157
BAT Capital Corp. 3.222%, 8/15/24	100,000	102
3.557%, 8/15/27	500,000	510
Casino Guichard Perrachon SA 1.865%, 6/13/22 EUR §,¥	200,000	215
Centene Corp. 4.250%, 12/15/27 144A	200,000	206
4.625%, 12/15/29 144A	500,000	527
4.750%, 1/15/25 144A	200,000	208
CVS Pass-Through Trust 4.704%, 1/10/36 144A	411,505	437
5.926%, 1/10/34 144A	698,744	814
7.507%, 1/10/32 144A	72,142	89
Hamilton College 4.750%, 7/1/13	100,000	112
HCA, Inc. 4.500%, 2/15/27	100,000	108
4.750%, 5/1/23	2,655,000	2,842
5.375%, 9/1/26	400,000	445
5.875%, 2/1/29	100,000	116
Imperial Brands Finance PLC 3.500%, 7/26/26 144A	200,000	201
Pfizer, Inc. 5.800%, 8/12/23	200,000	226
RAC Bond Co. PLC 4.870%, 5/6/46 GBP §,¥	500,000	656

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Teva Pharmaceutical Finance Co. BV 2.950%, 12/18/22	120,000	115
3.650%, 11/10/21	2,600,000	2,545
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	700,000	685
Teva Pharmaceutical Finance Netherlands II BV 1.125%, 10/15/24 EUR ¥	600,000	586
1.250%, 3/31/23 EUR §,¥	600,000	626
3.250%, 4/15/22 EUR ¥	800,000	906
6.000%, 1/31/25 EUR ¥	1,500,000	1,777
Teva Pharmaceutical Finance Netherlands III BV 2.200%, 7/21/21	104,000	101
2.800%, 7/21/23	2,300,000	2,133

Total		28,080

Diversified (0.1%)
Co-operative Group Holdings 2011, Ltd. 6.875%, 7/8/20 GBP §,¥	600,000	817

Total		817

Energy (9.2%)
Aker BP ASA 4.750%, 6/15/24 144A	1,000,000	1,037
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	100,000	111
CNOOC Finance 2013, Ltd. 3.000%, 5/9/23	500,000	508
Constellation Oil Services Holding SA 10.000%, 11/9/24 Æ	29,420	-	p
Constellation Oil Services Holding SA 10.000%, 11/9/24 Æ	201,429	88
Continental Resources, Inc. 4.375%, 1/15/28	1,400,000	1,487
Dolphin Energy, Ltd. 5.500%, 12/15/21 144A	1,000,000	1,057
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	200,000	279
Energy Transfer Operating LP 4.150%, 10/1/20	400,000	404
4.650%, 6/1/21	200,000	206
5.250%, 4/15/29	100,000	112
7.500%, 7/1/38	100,000	129
Energy Transfer Partners LP 3.600%, 2/1/23	100,000	102
Gazprom Neft OAO Via GPN Capital SA 6.000%, 11/27/23 §	3,000,000	3,348
Greenko Solar Mauritius Ltd 5.550%, 1/29/25 144A	1,000,000	1,015
Harvest Operations Corp. 2.330%, 4/14/21 144A	2,970,000	2,976
Kinder Morgan Energy Partners LP 6.550%, 9/15/40	2,382,000	3,037
Kinder Morgan, Inc. 7.750%, 1/15/32	1,216,000	1,671
MPLX LP 4.250%, 12/1/27 144A	100,000	105
Newfield Exploration Co. 5.625%, 7/1/24	2,100,000	2,306

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Energy continued
NGPL PipeCo LLC 7.768%, 12/15/37 144A	3,900,000	5,026
Noble Holding International, Ltd. 7.875%, 2/1/26 144A	400,000	290
Novatek OAO via Novatek Finance, Ltd. 6.604%, 2/3/21 §	200,000	209
Occidental Petroleum Corp. 2.854%, (ICE LIBOR USD 3 Month plus 0.950%), 2/8/21	100,000	101
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/1/21 §	430,690	429
7.350%, 12/1/26 §,Þ	1,520,744	829
Odebrecht Oil & Gas Finance, Ltd. 0.000%, 2/9/18 §	782,000	6
Pertamina Persero PT 6.500%, 11/7/48 144A	3,800,000	4,981
Petrobras Global Finance BV 5.093%, 1/15/30 144A	2,433,000	2,607
5.375%, 10/1/29 GBP ¥	1,800,000	2,642
6.625%, 1/16/34 GBP ¥	300,000	477
Petroleos de Venezuela SA 5.375%, 4/12/27 §,j	6,500,000	504
5.500%, 4/12/37 §,j	4,300,000	333
Petroleos Mexicanos 2.750%, 4/21/27 EUR §,¥	1,100,000	1,181
3.750%, 2/21/24 EUR §,¥	400,000	478
4.750%, 2/26/29 EUR §,¥,b	7,300,000	8,685
4.875%, 2/21/28 EUR §,¥	600,000	721
5.625%, 1/23/46	378,000	337
6.490%, 1/23/27 144A	700,000	744
6.500%, 3/13/27	1,700,000	1,805
6.625%, 6/15/38	1,800,000	1,797
6.840%, 1/23/30 144A	1,500,000	1,599
7.690%, 1/23/50 144A	1,880,000	2,052
QEP Resources, Inc. 5.625%, 3/1/26	700,000	683
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838%, 9/30/27 144A	2,300,000	2,628
Regency Energy Partners LP / Regency Energy Finance Corp. 4.500%, 11/1/23	300,000	318
5.000%, 10/1/22	1,100,000	1,166
5.750%, 9/1/20	300,000	304
5.875%, 3/1/22	800,000	849
Reliance Holdings USA, Inc. 4.500%, 10/19/20 §	300,000	305
Rio Oil Finance Trust, Series 2014-1 9.250%, 7/6/24 144A	1,384,306	1,550
9.250%, 7/6/24 §	1,211,268	1,357
Rio Oil Finance Trust, Series 2014-3 9.750%, 1/6/27 §	449,776	531
Rockies Express Pipeline LLC 5.625%, 4/15/20 144A	1,000,000	1,011
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	900,000	925
5.625%, 3/1/25	4,900,000	5,514
5.750%, 5/15/24	800,000	892
5.875%, 6/30/26	400,000	459

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Energy continued
Sunoco LP / Sunoco Finance Corp. 4.875%, 1/15/23	100,000	102
Tallgrass Energy Partners LP 5.500%, 1/15/28 144A	8,400,000	8,232
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 3/1/30 144A	1,200,000	1,233
Transocean Guardian, Ltd. 5.875%, 1/15/24 144A	5,251,000	5,369
Transocean Poseidon, Ltd. 6.875%, 2/1/27 144A	200,000	212
Valaris PLC 5.750%, 10/1/44	200,000	90
8.000%, 1/31/24	80,000	48
Williams Partners LP 3.600%, 3/15/22	2,500,000	2,570

Total		94,159

Financial (22.2%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.650%, 7/21/27	500,000	515
4.250%, 7/1/20	150,000	152
4.450%, 12/16/21	150,000	156
4.450%, 4/3/26	900,000	965
4.875%, 1/16/24	1,200,000	1,300
5.000%, 10/1/21	3,450,000	3,616
Aircastle, Ltd. 4.250%, 6/15/26	300,000	317
Ally Financial, Inc. 4.125%, 3/30/20	537,000	539
4.250%, 4/15/21	246,000	252
8.000%, 11/1/31	1,371,000	1,903
Avolon Holdings Funding, Ltd. 5.125%, 10/1/23 144A	500,000	539
5.500%, 1/15/23 144A	800,000	862
Banco Bilbao Vizcaya Argentina SA 6.750%, (Euro Swap Annual 5 Year plus 6.604%), 12/29/49 EUR §,¥,b	5,200,000	5,876
Banco do Brasil SA 4.625%, 1/15/25 144A	1,100,000	1,148
Banco Votorantim SA 4.500%, 9/24/24	200,000	206
Bank of America Corp. 3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	973,000	1,020
4.000%, 4/1/24	1,081,000	1,158
5.875%, (ICE LIBOR USD 3 Month plus 2.931%), 12/31/99	4,500,000	4,990
Bank of Ireland 7.375%, (Effective 6/18/20 - Euro Swap Annual 5 Year plus 6.956%), 12/29/49 EUR §,¥	600,000	693
Barclays Bank PLC 7.625%, 11/21/22	2,000,000	2,247
Barclays PLC 2.375%, (GBP Swap Semi-Annual 1 Year plus 1.320%), 10/6/23 GBP §,¥	200,000	270
3.250%, 2/12/27 GBP §,¥	1,500,000	2,116
3.650%, 3/16/25	3,100,000	3,227

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Financial continued
4.610%, (ICE LIBOR USD 3 Month plus 1.400%), 2/15/23	3,100,000	3,237
8.000%, (Euro Swap Annual 5 Year plus 6.750%), 12/15/49 EUR ¥	1,300,000	1,555
BNP Paribas SA 4.705%, (ICE LIBOR USD 3 Month plus 2.235%), 1/10/25 144A	6,400,000	6,927
Cantor Fitzgerald LP 4.875%, 5/1/24 144A	100,000	107
6.500%, 6/17/22 144A	200,000	216
CIT Group, Inc. 5.000%, 8/15/22	272,000	288
5.000%, 8/1/23	100,000	108
5.250%, 3/7/25	100,000	110
Citigroup, Inc. 3.400%, 5/1/26	600,000	630
Cooperatieve Rabobank UA 5.500%, (Euro Swap Annual 5 Year plus 5.250%), 1/22/49 EUR §,¥	900,000	1,032
6.625%, (Euro Swap Annual 5 Year plus 6.697%), 12/29/49 EUR §,¥	2,600,000	3,164
CPI Property Group SA 2.125%, 10/4/24 EUR §,¥	400,000	467
4.750%, 3/8/23	1,300,000	1,366
Credit Agricole Assurances SA 4.250%, (Euro Swap Annual 5 Year plus 4.500%), 12/31/49 EUR §,¥	2,000,000	2,535
Credit Suisse AG 6.500%, 8/8/23 144A	7,400,000	8,242
6.500%, 8/8/23 §	1,700,000	1,893
Deutsche Annington Finance BV 5.000%, 10/2/23 144A	300,000	321
Deutsche Bank AG 0.105%, (Euribor 3 Month ACT/360 plus 0.500%), 12/7/20 EUR §,¥	700,000	783
3.149%, (ICE LIBOR USD 3 Month plus 1.230%), 2/27/23	2,200,000	2,156
3.150%, 1/22/21	400,000	402
3.375%, 5/12/21	2,000,000	2,015
3.961%, (US SOFR plus 2.581%), 11/26/25	1,000,000	1,021
4.250%, 2/4/21	900,000	914
4.250%, 10/14/21	4,500,000	4,627
5.000%, 2/14/22 b	6,000,000	6,265
The Doctors Co. 6.500%, 10/15/23 144A	300,000	323
Emerald Bay SA 0.000%, 10/15/20 144A EUR ¥	3,796,000	4,152
EPR Properties 3.750%, 8/15/29	100,000	101
Equinix, Inc. 2.875%, 3/15/24 EUR ¥	1,200,000	1,390
Fairfax Financial Holdings, Ltd. 2.750%, 3/29/28 144A EUR ¥	500,000	606
Fairstone Financial, Inc. 7.875%, 7/15/24 144A	100,000	108
Freedom Mortgage Corp. 8.125%, 11/15/24 144A	3,690,000	3,625
8.250%, 4/15/25 144A	1,000,000	980
10.750%, 4/1/24 144A	900,000	929

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Financial continued
GE Capital European Funding Unlimited Co. 0.800%, 1/21/22 EUR ¥	400,000	454
2.250%, 7/20/20 EUR ¥	200,000	227
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	500,000	532
GE Capital UK Funding Unlimited Co. 5.125%, 5/24/23 GBP ¥	500,000	731
Globalworth Real Estate Investments, Ltd. 3.000%, 3/29/25 EUR ¥	2,000,000	2,408
GLP Capital LP / GLP Financing II, Inc. 3.350%, 9/1/24	100,000	102
5.750%, 6/1/28	400,000	454
The Goldman Sachs Group, Inc. 3.094%, (ICE LIBOR USD 3 Month plus 1.200%), 9/15/20	200,000	201
3.680%, (ICE LIBOR USD 3 Month plus 1.770%), 2/25/21	200,000	203
3.750%, 5/22/25	2,700,000	2,863
3.850%, 7/8/24	1,000,000	1,057
4.000%, 3/3/24	400,000	426
5.750%, 1/24/22	400,000	429
Growthpoint Properties International Pty, Ltd. 5.872%, 5/2/23 144A	300,000	321
HBOS PLC 5.374%, 6/30/21 EUR ¥	600,000	726
Hospitality Properties Trust 4.350%, 10/1/24	200,000	205
4.750%, 10/1/26	4,900,000	5,022
The Howard Hughes Corp. 5.375%, 3/15/25 144A	300,000	313
HSBC Holdings PLC 3.600%, 5/25/23	2,100,000	2,189
ING Bank NV 5.800%, 9/25/23 144A	1,700,000	1,887
ING Groep NV 5.750%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 4.342%), 12/31/99	1,800,000	1,895
International Lease Finance Corp. 5.875%, 8/15/22	400,000	436
8.250%, 12/15/20	2,100,000	2,220
8.625%, 1/15/22	400,000	450
Intesa Sanpaolo SpA 3.250%, 9/23/24 144A	300,000	301
5.017%, 6/26/24 144A	2,700,000	2,835
6.500%, 2/24/21 144A	4,100,000	4,282
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.250%, 6/3/26 144A	1,400,000	1,467
7.250%, 8/15/24 144A	1,400,000	1,442
Kennedy Wilson Europe Real Estate PLC 3.950%, 6/30/22 GBP §,¥	2,700,000	3,695
Lloyds Banking Group PLC 2.250%, 10/16/24 GBP §,¥	2,000,000	2,725
4.450%, 5/8/25	3,300,000	3,602
Logicor Financing SARL 3.250%, 11/13/28 EUR ¥	600,000	753

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Financial continued
Macquarie Group, Ltd. 6.250%, 1/14/21 144A	300,000	312
Morgan Stanley 2.883%, (ICE LIBOR USD 3 Month plus 0.930%), 7/22/22	1,000,000	1,009
4.000%, 7/23/25	3,600,000	3,893
Nationwide Building Society 4.363%, (ICE LIBOR USD 3 Month plus 1.392%), 8/1/24 144A	4,500,000	4,771
Navient Corp. 6.625%, 7/26/21	1,300,000	1,375
7.250%, 1/25/22	400,000	435
NN Group NV 4.500%, (Euribor 3 Month ACT/360 plus 4.000%), 7/15/49 EUR §,¥	2,600,000	3,347
OMEGA Healthcare Investors, Inc. 4.500%, 1/15/25	100,000	107
4.950%, 4/1/24	100,000	109
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, 12/15/22 144A	200,000	206
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	3,900,000	4,083
5.250%, 8/15/22 144A	650,000	693
5.500%, 2/15/24 144A	400,000	439
Quicken Loans, Inc. 5.250%, 1/15/28 144A	2,900,000	3,002
Royal Bank of Scotland Group PLC 2.000%, (Euribor 3 Month ACT/360 plus 2.039%), 3/8/23 EUR ¥	1,600,000	1,860
2.500%, 3/22/23 EUR §,¥	100,000	120
4.519%, (ICE LIBOR USD 3 Month plus 1.550%), 6/25/24	200,000	212
4.800%, 4/5/26	2,800,000	3,108
4.892%, (ICE LIBOR USD 3 Month plus 1.754%), 5/18/29	3,700,000	4,180
7.500%, (USD Swap Semi-Annual 5 Year plus 5.800%), 12/29/49	2,600,000	2,657
8.625%, (USD 5 Year Swap Rate plus 7.598%), 12/29/49	2,100,000	2,271
Santander UK Group Holdings PLC 3.125%, 1/8/21	2,100,000	2,118
3.823%, (ICE LIBOR USD 3 Month plus 1.400%), 11/3/28	4,000,000	4,215
6.750%, (GBP Swap Semi-Annual 5 Year plus 5.792%), 12/31/99 GBP §,¥	1,390,000	2,025
Sberbank of Russia Via SB Capital SA 6.125%, 2/7/22	1,700,000	1,818
Springleaf Finance Corp. 6.125%, 3/15/24	500,000	548
6.875%, 3/15/25	1,900,000	2,161
7.125%, 3/15/26	1,700,000	1,966
7.750%, 10/1/21	100,000	109
8.250%, 12/15/20	100,000	105
Sunac China Holdings, Ltd. 8.350%, 4/19/23	1,600,000	1,700
8.375%, 1/15/21	200,000	206
8.625%, 7/27/20	600,000	611
Tesco Property Finance 3 PLC 5.744%, 4/13/40 GBP §,¥	96,621	166

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Financial continued
Tesco Property Finance 6 PLC 5.411%, 7/13/44 GBP §,¥	2,672,146	4,485
TP ICAP PLC 5.250%, 1/26/24 GBP §,¥	3,700,000	5,364
TrustCo Bank Corp. 6.390%, 1/15/50 144A	200,000	215
UBS AG 7.625%, 8/17/22	4,400,000	4,960
UBS Group Funding AG 4.125%, 9/24/25 144A	700,000	761
UniCredit SpA 3.750%, 4/12/22 144A	200,000	205
5.901%, (ICE LIBOR USD 3 Month plus 3.900%), 1/14/22 144A	1,550,000	1,625
6.572%, 1/14/22 144A	700,000	752
7.830%, 12/4/23 144A	4,200,000	4,894
The Unique Pub Finance Co. PLC 5.659%, 6/30/27 GBP §,¥	435,606	661
7.395%, 3/28/24 GBP §,¥	400,000	604
Virgin Money UK PLC 4.000%, 9/25/26 GBP ¥	100,000	138
VIVAT NV 2.375%, 5/17/24 EUR §,¥	200,000	235
Weyerhaeuser Co. 7.375%, 3/15/32	1,500,000	2,077

Total		226,428

Industrial (1.1%)
Aeropuerto Internacional de Tocumen SA 6.000%, 11/18/48 144A	300,000	372
DAE Funding LLC 4.000%, 8/1/20 144A	3,020,000	3,039
5.000%, 8/1/24 144A	400,000	420
Fortress Transportation & Infrastructure 6.750%, 3/15/22 144A	900,000	938
General Electric Co. 0.375%, 5/17/22 EUR ¥	700,000	786
5.550%, 5/4/20	100,000	101
5.550%, 1/5/26	200,000	229
5.875%, 1/14/38	100,000	121
6.875%, 1/10/39	100,000	133
Greif, Inc. 6.500%, 3/1/27 144A	300,000	324
Lima Metro Line 2 Finance, Ltd. 5.875%, 7/5/34 144A	330,152	382
Pacific National Finance Pty, Ltd. 4.625%, 9/23/20 144A	500,000	507
Russian Railways Via RZD Capital PLC 7.487%, 3/25/31 GBP §,¥	1,500,000	2,663
Standard Industries, Inc. 4.750%, 1/15/28 144A	950,000	974

Total		10,989

Other Holdings (–%)
Constellation Oil Services Holding SA Escrow 9.000%, 11/9/24 *,Æ	201,001	-

Total		-

Corporate Bonds (51.1%)	Shares/ Par+	Value $ (000’s)

Technology (1.2%)
Dell International LLC / EMC Corp. 5.300%, 10/1/29 144A	4,300,000	4,842
6.020%, 6/15/26 144A	300,000	345
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.450%, 6/15/23 144A	1,100,000	1,192
8.100%, 7/15/36 144A	300,000	394
EMC Corp. 2.650%, 6/1/20	1,600,000	1,600
Micron Technology, Inc. 4.663%, 2/15/30	100,000	110
NXP BV / NXP Funding LLC 4.875%, 3/1/24 144A	1,700,000	1,853
5.350%, 3/1/26 144A	1,600,000	1,802
Quintiles IMS, Inc. 3.250%, 3/15/25 144A EUR ¥	500,000	572

Total		12,710

Utilities (0.4%)
Edison International 5.750%, 6/15/27	100,000	112
Electricite de France SA 4.500%, 9/21/28 144A	900,000	1,000
Exelon Generation Co. LLC 4.250%, 6/15/22	500,000	523
FirstEnergy Corp. 7.375%, 11/15/31	400,000	564
Nakilat, Inc. 6.067%, 12/31/33 §	1,000,000	1,215
6.267%, 12/31/33 144A	528,766	631
National Fuel Gas Co. 5.200%, 7/15/25	300,000	332
Puget Energy, Inc. 5.625%, 7/15/22	200,000	214

Total		4,591

Total Corporate Bonds (Cost: $496,206)		521,916

Governments (20.2%)

Governments (20.2%)
Angolan Government International Bond 8.000%, 11/26/29 144A	1,600,000	1,705
Arab Republic of Egypt 5.625%, 4/16/30 144A EUR ¥	1,550,000	1,791
Argentine Republic Government International Bond 3.375%, 1/15/23 EUR ¥	950,000	477
3.380%, 12/31/38 EUR ¥,b	11,130,000	5,619
5.000%, 1/15/27 EUR §,¥	4,900,000	2,424
5.250%, 1/15/28 EUR ¥	250,000	120
58.764%, (Argentina Blended Historical Policy Rate plus 1.000%), 6/21/20 ARS ¥	2,420,000	22
Australian Government 4.250%, 4/21/26 AUD §,¥	2,400,000	2,001
Autonomous Community of Catalonia 4.900%, 9/15/21 EUR ¥	800,000	954
4.950%, 2/11/20 EUR ¥	400,000	451
Banque Centrale de Tunisie International Bond 5.625%, 2/17/24 EUR ¥	300,000	334

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Governments (20.2%)	Shares/ Par+	Value $ (000’s)

Governments continued
Colombia Government International Bond 5.000%, 6/15/45 b	6,000,000	6,969
Dominican Republic International Bond 6.500%, 2/15/48 144A	2,800,000	3,087
6.875%, 1/29/26 §	500,000	571
Ecuador Government International Bond 8.875%, 10/23/27 144A	900,000	826
8.875%, 10/23/27	1,500,000	1,376
9.650%, 12/13/26 144A	1,000,000	950
10.750%, 1/31/29 144A	1,600,000	1,560
Egypt Government International Bond 4.750%, 4/11/25 144A EUR ¥	800,000	944
6.375%, 4/11/31 144A EUR ¥	400,000	480
6.375%, 4/11/31 EUR ¥	1,400,000	1,680
Export-Import Bank of India 3.375%, 8/5/26	600,000	610
Federal Republic of Nigeria 7.875%, 2/16/32	2,800,000	2,903
Ghana Government International Bond 7.875%, 3/26/27 144A	600,000	630
8.125%, 3/26/32 144A	400,000	407
8.950%, 3/26/51 144A	600,000	613
8.950%, 3/26/51	200,000	204
Ivory Coast Government International Bond 5.875%, 10/17/31 EUR ¥	300,000	349
6.875%, 10/17/40 EUR ¥	400,000	468
Kenya Government International Bond 8.000%, 5/22/32 144A	700,000	762
Oman Government International Bond 6.500%, 3/8/47 §	1,800,000	1,780
6.750%, 1/17/48 144A	2,600,000	2,611
Panama Government International Bond 6.700%, 1/26/36	1,900,000	2,662
8.125%, 4/28/34	100,000	145
Perusahaan Penerbit SBSN Indonesia III 3.400%, 3/29/22 144A	600,000	613
Provincia de Buenos Aires 52.615%, (Argentina Private Banks Deposit Rates Index plus 3.750%), 4/12/25 144A ARS ¥	740,000	7
Republic of Costa Rica 7.158%, 3/12/45 §	800,000	852
Republic of Croatia 6.625%, 7/14/20 §	5,000,000	5,115
Republic of Indonesia 3.375%, 7/30/25 144A EUR ¥	800,000	1,019
3.750%, 6/14/28 144A EUR ¥	1,900,000	2,566
3.750%, 6/14/28 EUR §,¥	2,200,000	2,971
4.125%, 1/15/25	1,900,000	2,037
Republic of Kazakhstan 5.125%, 7/21/25 §,b	5,200,000	5,972
Republic of South Africa Government International Bond 4.850%, 9/30/29	1,200,000	1,200
4.875%, 4/14/26	600,000	624
5.875%, 9/16/25 b	5,900,000	6,494
The Republic of Trinidad & Tobago 4.500%, 8/4/26 §	400,000	426

Governments (20.2%)	Shares/ Par+	Value $ (000’s)

Governments continued
Romanian Government International Bond 4.125%, 3/11/39 EUR ¥	1,500,000	1,951
Russian Federation 5.625%, 4/4/42 §	2,000,000	2,615
Saudi International Bond 2.875%, 3/4/23	600,000	611
4.000%, 4/17/25	3,900,000	4,204
4.500%, 10/26/46 b	5,600,000	6,200
Senegal Government International Bond 4.750%, 3/13/28 144A EUR ¥	100,000	118
4.750%, 3/13/28 EUR ¥	400,000	472
6.250%, 5/23/33 144A	400,000	420
State of Qatar 4.500%, 4/23/28	1,100,000	1,260
4.817%, 3/14/49	800,000	990
5.103%, 4/23/48	1,200,000	1,541
Turkey Government International Bond 4.625%, 3/31/25 EUR ¥	1,800,000	2,133
4.875%, 10/9/26	4,000,000	3,818
5.125%, 3/25/22 b	12,600,000	12,895
5.125%, 2/17/28	4,300,000	4,114
5.750%, 3/22/24	2,400,000	2,453
6.125%, 10/24/28	400,000	405
7.250%, 12/23/23	1,100,000	1,190
7.625%, 4/26/29	400,000	442
Ukraine Government International Bond 6.750%, 6/20/26 144A EUR ¥	600,000	755
7.375%, 9/25/32 §	500,000	533
7.750%, 9/1/20 §,b	5,400,000	5,551
7.750%, 9/1/21	4,600,000	4,865
8.994%, 2/1/24 144A	1,000,000	1,126
9.750%, 11/1/28 144A	1,300,000	1,579
United Mexican States 4.500%, 1/31/50	600,000	649
4.600%, 1/23/46	4,700,000	5,100
US Treasury 1.875%, 8/31/24 b	7,310,000	7,366
2.125%, 3/31/24 b	3,970,000	4,040
2.125%, 11/30/24	3,400,000	3,466
2.250%, 11/15/24 b	15,910,000	16,312
2.250%, 2/15/27 b	150,000	154
2.375%, 8/15/24	3,700,000	3,810
2.500%, 1/31/24 b	10,590,000	10,930
2.750%, 2/15/24 b	8,700,000	9,067
2.875%, 11/30/23 b	4,230,000	4,421
Venezuela Government International Bond 6.000%, 12/9/20 §,j	32,000	4
7.000%, 3/31/38 §,j	204,000	23
7.650%, 4/21/25 §,j	1,955,000	225
8.250%, 10/13/24 §,j	356,000	41
9.000%, 5/7/23 §,j	32,000	4
9.250%, 5/7/28 §,j	1,241,000	143
9.375%, 1/13/34 j	1,400,000	161

Total		206,538

Total Governments (Cost: $208,074)		206,538

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Municipal Bonds (1.1%)	Shares/ Par+	Value $ (000’s)

Municipal Bonds (1.1%)
American Municipal Power, Inc., Series 2010-B 7.834%, 2/15/41 RB	100,000	156
Bay Area Toll Authority, California, Series 2010 6.918%, 4/1/40 RB	200,000	293
City of Riverside CA Electric Revenue 7.605%, 10/1/40 RB	200,000	320
Irvine Ranch California Water District 6.622%, 5/1/40 RB	100,000	145
Los Angeles County California Public Works Financing Authority 7.618%, 8/1/40 RB	200,000	310
Metropolitan Government of Nashville & Davidson County Tennessee 6.568%, 7/1/37 RB	100,000	141
Municipal Electric Authority of Georgia 6.655%, 4/1/57 RB	99,000	136
New York City Transitional Finance Authority 5.508%, 8/1/37 RB	300,000	381
New York State Urban Development Corp. 5.770%, 3/15/39 RB	100,000	121
Port Authority of New York & New Jersey, Series 165 5.647%, 11/1/40 RB	1,100,000	1,468
Port Authority of New York & New Jersey, Series 168 4.926%, 10/1/51 RB	200,000	259
San Diego County Regional Airport Authority, Series C 6.628%, 7/1/40 RB	100,000	102
San Diego Redevelopment Agency, Series A 7.625%, 9/1/30 RB	100,000	104
State of California 7.950%, 3/1/36 GO	900,000	908
State of Illinois 6.630%, 2/1/35 GO	245,000	287
6.725%, 4/1/35 GO	95,000	111
7.350%, 7/1/35 GO	200,000	243
Texas Public Finance Authority 8.250%, 7/1/24 RB	175,000	177
Tobacco Settlement Finance Authority of West Virginia, Series A 7.467%, 6/1/47 RB	1,065,000	1,107
Tobacco Settlement Financing Corp. of Virginia, Series 2007-A 6.706%, 6/1/46 RB	3,240,000	3,121
Triborough Bridge & Tunnel Authority 5.550%, 11/15/40 RB	800,000	1,050

Total Municipal Bonds (Cost: $8,468)		10,940

Structured Products (14.2%)

Asset Backed Securities (4.5%)
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 2.670%, (ICE LIBOR USD 1 Month plus 0.480%), 9/25/35	50,000	49

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1 2.692%, (ICE LIBOR USD 1 Month plus 0.900%), 12/25/34	74,311	73
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2 2.587%, (ICE LIBOR USD 1 Month plus 0.795%), 1/25/35	46,853	47
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4 2.767%, (ICE LIBOR USD 1 Month plus 0.975%), 7/25/35	100,000	101
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), 7/25/36	7,709,280	2,672
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2 2.792%, (ICE LIBOR USD 1 Month plus 1.000%), (AFC), 3/25/35	144,577	140
Aircraft Certificate Owner Trust, Series 2003-1A, Class E 7.001%, 9/20/22 144A	19,718	21
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1 2.662%, (ICE LIBOR USD 1 Month plus 0.870%), 7/25/34	29,114	29
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE4, Class M1 2.985%, (ICE LIBOR USD 1 Month plus 1.245%), 8/15/33	28,612	29
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4 2.692%, (ICE LIBOR USD 1 Month plus 0.900%), 6/25/35	200,000	199
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2 1.992%, (ICE LIBOR USD 1 Month plus 0.200%), 12/25/36	32,455	32
Bear Stearns Asset Backed Securities I Trust, Series 2007-AQ1, Class A1 1.902%, (ICE LIBOR USD 1 Month plus 0.110%), 4/25/31	5,415	9
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A2 1.992%, (ICE LIBOR USD 1 Month plus 0.200%), 4/25/37	46,435	86
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1 3.042%, (ICE LIBOR USD 1 Month plus 1.250%), 8/25/37	167,835	168
Carlyle Global Market Strategies, Series 2015-1A, Class A2MZ 2.372%, (ICE LIBOR USD 1 Month plus 0.580%), 1/25/35	784,058	782
Citigroup Mortgage Loan Trust, Series 2005-HE3, Class M2 2.512%, (ICE LIBOR USD 1 Month plus 0.720%), 9/25/35	18,691	19

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Citigroup Mortgage Loan Trust, Series 2007-AHL1, Class A2C 2.002%, (ICE LIBOR USD 1 Month plus 0.210%), 12/25/36	100,000	97
Countrywide Asset-Backed Certificates, Series 2004-9, Class MV4 3.367%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/34	100,000	99
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6 4.740%, (AFC), 10/25/35	2,601	3
Countrywide Asset-Backed Certificates, Series 2005-AB4, Class 2A4 2.142%, (ICE LIBOR USD 1 Month plus 0.350%), 3/25/36	85,117	78
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5 4.706%, (AFC), 7/25/36	100,000	101
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A3 1.962%, (ICE LIBOR USD 1 Month plus 0.170%), 5/25/37	50,221	50
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A 1.932%, (ICE LIBOR USD 1 Month plus 0.140%), 6/25/37	578,486	539
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3 2.082%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/36	45,711	45
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3 2.082%, (ICE LIBOR USD 1 Month plus 0.290%), 8/25/36	74,554	74
Countrywide Asset-Backed Certificates, Series 2006-BC3, Class M2 2.112%, (ICE LIBOR USD 1 Month plus 0.320%), 2/25/37	900,000	781
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3 1.932%, (ICE LIBOR USD 1 Month plus 0.140%), 7/25/37	36,230	33
Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A 2.632%, (ICE LIBOR USD 1 Month plus 0.840%), 10/25/47	2,396,131	2,391
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A 1.992%, (ICE LIBOR USD 1 Month plus 0.200%), 6/25/47	1,051,468	941
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1 2.342%, (ICE LIBOR USD 1 Month plus 0.550%), (AFC), 5/25/47 144A	1,737,811	1,448
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE17, Class A1 2.412%, (ICE LIBOR USD 1 Month plus 0.620%), 1/25/32	4,694	5

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Ellington Loan Acquisition Trust, Series 2007-2, Class A1 2.842%, (ICE LIBOR USD 1 Month plus 1.050%), 5/25/37 144A	338,303	339
First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), 7/25/36	2,230	2
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4 1.848%, (ICE LIBOR USD 1 Month plus 0.140%), 9/25/36	52,649	52
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A5 04/25/36	200,000	182
Fremont Home Loan Trust, Series 2005-2, Class M4 2.722%, (ICE LIBOR USD 1 Month plus 0.930%), 6/25/35	300,000	287
GSAA Home Equity Trust, Series 2006-17, Class A1 1.852%, (ICE LIBOR USD 1 Month plus 0.060%), 11/25/36	58,160	25
GSAMP Trust, Series 2004-WF, Class M2 3.442%, (ICE LIBOR USD 1 Month plus 1.650%), 10/25/34	38,136	37
GSAMP Trust, Series 2007-FM2, Class A2B 1.882%, (ICE LIBOR USD 1 Month plus 0.090%), 1/25/37	203,946	135
GSAMP Trust, Series 2007-NC1, Class A2A 1.842%, (ICE LIBOR USD 1 Month plus 0.050%), 12/25/46	15,942	10
Home Equity Loan Trust, Series 2007- FRE1, Class 2AV4 2.132%, (ICE LIBOR USD 1 Month plus 0.340%), 4/25/37	500,000	429
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A2 1.952%, (ICE LIBOR USD 1 Month plus 0.160%), 7/25/37	393,588	263
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 2.182%, (ICE LIBOR USD 1 Month plus 0.390%), 11/25/35	273,817	270
Lehman XS Trust, Series 2005-4, Class 1A3 2.592%, (ICE LIBOR USD 1 Month plus 0.800%), 10/25/35	11,866	12
Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A4 2.092%, (ICE LIBOR USD 1 Month plus 0.300%), 2/25/36	69,128	63
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4 2.062%, (ICE LIBOR USD 1 Month plus 0.270%), 5/25/46	319,826	142

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), 5/25/36	1,390,583	934
MASTR Asset Backed Securities Trust, Series 2004-WMC2, Class M1 2.608%, (ICE LIBOR USD 1 Month plus 0.900%), 4/25/34	127,862	127
MASTR Asset Backed Securities Trust, Series 2006-FRE2, Class A1 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), 3/25/36 b	13,179,435	11,672
MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A2 1.892%, (ICE LIBOR USD 1 Month plus 0.100%), 8/25/36	2,261,041	946
MASTR Asset Backed Securities Trust, Series 2006-WMC4, Class A5 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), 10/25/36	992,625	455
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1 2.242%, (ICE LIBOR USD 1 Month plus 0.450%), 2/25/47	938,652	680
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class M2 2.497%, (ICE LIBOR USD 1 Month plus 0.705%), 1/25/35	162,120	161
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5 2.782%, (ICE LIBOR USD 1 Month plus 0.990%), 6/25/35	289,902	291
Morgan Stanley ABS Capital I, Inc., Series 2006-HE7, Class A2C 1.952%, (ICE LIBOR USD 1 Month plus 0.160%), 9/25/36	73,011	40
Morgan Stanley ABS Capital I, Inc., Series 2006-HE8, Class A2C 1.932%, (ICE LIBOR USD 1 Month plus 0.140%), 10/25/36	69,044	43
Morgan Stanley ABS Capital I, Inc., Series 2007-HE5, Class A2C 2.042%, (ICE LIBOR USD 1 Month plus 0.250%), 3/25/37	67,329	37
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1 2.692%, (ICE LIBOR USD 1 Month plus 0.900%), 7/25/32	2,054	2
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC1, Class M1 3.367%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/32	70,844	71
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1 3.142%, (ICE LIBOR USD 1 Month plus 1.350%), 2/25/33	29,041	29
NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B 1.952%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 9/25/37	537,114	528

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005-WCW2, Class M1 2.542%, (ICE LIBOR USD 1 Month plus 0.750%), 7/25/35	3,784	4
People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2 2.587%, (ICE LIBOR USD 1 Month plus 0.795%), (AFC), 8/25/35	81,250	81
RAAC Series, Series 2007-RP4, Class A 2.058%, (ICE LIBOR USD 1 Month plus 0.350%), (AFC), 11/25/46 144A	278,051	265
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M3 2.272%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 9/25/35	219,283	219
Residential Asset Securities Corp., Series 2006-EMX1, Class M1 2.202%, (ICE LIBOR USD 1 Month plus 0.410%), (AFC), 1/25/36	86,375	86
Residential Asset Securities Corp., Series 2007-KS1, Class A3 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), (AFC), 1/25/37	154,814	154
Residential Asset Securities Corp., Series 2007-KS3, Class AI4 2.132%, (ICE LIBOR USD 1 Month plus 0.340%), (AFC), 4/25/37	1,600,000	1,553
Saxon Asset Securities Trust, Series 2006-1, Class M1 2.257%, (ICE LIBOR USD 1 Month plus 0.465%), (AFC), 3/25/36	397,234	383
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2 2.752%, (ICE LIBOR USD 1 Month plus 0.960%), 1/25/36	72,407	58
SLM Private Education Loan Trust, Series 2011-B, Class A3 3.990%, (ICE LIBOR USD 1 Month plus 2.250%), 6/16/42 144A	62,986	63
Soundview Home Loan Trust, Series 2005-3, Class M3 2.617%, (ICE LIBOR USD 1 Month plus 0.825%), 6/25/35	71,290	71
Soundview Home Loan Trust, Series 2006-2, Class M2 2.142%, (ICE LIBOR USD 1 Month plus 0.350%), 3/25/36	400,000	391
Soundview Home Loan Trust, Series 2006-3, Class A3 1.952%, (ICE LIBOR USD 1 Month plus 0.160%), 11/25/36	161,725	159
Soundview Home Loan Trust, Series 2006- OPT2, Class A4 2.072%, (ICE LIBOR USD 1 Month plus 0.280%), 5/25/36	200,000	195
Soundview Home Loan Trust, Series 2006- OPT3, Class M1 2.102%, (ICE LIBOR USD 1 Month plus 0.310%), 6/25/36	6,717,171	5,200

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3 2.767%, (ICE LIBOR USD 1 Month plus 0.975%), 12/25/35	263,346	263
Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1 2.767%, (ICE LIBOR USD 1 Month plus 0.975%), 10/25/33	155,785	156
Structured Asset Investment Loan Trust, Series 2005-5, Class M2 2.482%, (ICE LIBOR USD 1 Month plus 0.690%), 6/25/35	1,415	1
Structured Asset Investment Loan Trust, Series 2005-7, Class M2 2.557%, (ICE LIBOR USD 1 Month plus 0.765%), 8/25/35	500,000	495
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), 9/25/36	21,482	21
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2001-WF1, Class A 6 2.002%, (ICE LIBOR USD 1 Month plus 0.210%), 2/25/37	106,289	104
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4 1.962%, (ICE LIBOR USD 1 Month plus 0.170%), 12/25/36	361,620	350
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A 2.052%, (ICE LIBOR USD 1 Month plus 0.260%), 3/25/36 144A	1,352,818	1,336
Venture XXV CLO Ltd., Series 25A, Class AR 2.992%, (ICE LIBOR USD 3 Month plus 1.230%), 4/20/29 144A	5,000,000	4,993
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 1A 1.942%, (ICE LIBOR USD 1 Month plus 0.150%), 1/25/37	171,309	146

Total		46,152

Mortgage Securities (9.7%)
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1 3.407%, (ICE LIBOR USD 6 Month plus 1.500%), (AFC), 9/25/45	1,832	2
Banc of America Funding Trust, Series 2005-H, Class 5A1 4.061%, (CSTR), 11/20/35	159,067	153
Banc of America Funding Trust, Series 2006-J, Class 4A1 4.321%, (CSTR), 1/20/47	57,396	56
Banc of America Funding Trust, Series 2007-6, Class A1 2.082%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/37	73,748	71

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Barclays Capital LLC, Series 2009-RR14, Class 2A2 4.151%, (CSTR), 7/26/36 144A	30,724	28
Barclays Capital LLC, Series 2009-RR5, Class 3A3 6.250%, (CSTR), 8/26/36 144A	2,841,799	1,995
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A 4.382%, (CSTR), 7/25/34	3,365	3
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1 3.937%, (CSTR), 11/25/36	176,967	159
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	4,728	5
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA 4.169%, (CSTR), 9/25/37	14,139	14
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A 4.646%, (CSTR), 9/25/37	54,656	55
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1 5.750%, 1/25/35	19,049	19
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 2.095%, (ICE LIBOR USD 1 Month plus 0.330%), 11/20/35	6,969	7
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1 3.719%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 1/25/36	19,383	20
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3 5.500%, 1/25/36	199,635	175
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500%, 8/25/32	6,366	7
Countrywide Alternative Loan Trust, Series 2006-45T1, Class 1A13 6.000%, 2/25/37	138,711	84
Countrywide Alternative Loan Trust, Series 2006-5T2, Class A1 2.292%, (ICE LIBOR USD 1 Month plus 0.500%), 4/25/36	452,012	212
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1 4.274%, (CSTR), 5/25/36	15,042	14
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1B 1.955%, (ICE LIBOR USD 1 Month plus 0.190%), 9/20/46	18,534	16
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A 1.960%, (ICE LIBOR USD 1 Month plus 0.195%), 12/20/46	35,908	31
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1 1.975%, (ICE LIBOR USD 1 Month plus 0.210%), 5/20/46	465,195	395

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 1.975%, (ICE LIBOR USD 1 Month plus 0.210%), 7/20/46	11,285	8
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2 6.000%, 5/25/37	268,409	184
Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A1 1.932%, (ICE LIBOR USD 1 Month plus 0.140%), 4/25/47	42,360	39
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1 3.545%, (CSTR), 10/25/35	16,397	14
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1 4.021%, (CSTR), 12/20/35	7,591	7
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-16, Class 2A1 6.500%, 11/25/36	21,926	15
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-9, Class A1 6.000%, 5/25/36	169,061	138
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A1 3.199%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.960%), 4/25/46	40,516	19
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A2 2.062%, (ICE LIBOR USD 1 Month plus 0.270%), 4/25/46	1,073,671	452
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB1, Class 3A1 3.656%, (CSTR), 3/25/37	12,346	11
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.500%, 4/25/33	1,144	1
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 2A3 5.500%, 12/25/35	493,151	473
EMF-NL BV, Series 2008-APRX, Class A2 0.382%, (Euribor 3 Month ACT/360 plus 0.800%), 4/17/41 EUR §,¥	160,714	173
Eurosail-NL BV, Series 2007-NL2X, Class A 1.082%, (Euribor 3 Month ACT/360 plus 1.500%), 10/17/40 EUR §,¥	96,931	109
Federal National Mortgage Association 3.000%, 12/1/49 ß	9,274,652	9,403
Federal National Mortgage Association TBA 3.000%, 2/13/48 ß	16,200,000	16,409
3.500%, 1/14/50 ß	6,100,000	6,272

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
3.500%, 2/12/50 ß	51,000,000	52,424
Federal National Mortgage Association, Series 2003-W6, Class F 2.058%, (ICE LIBOR USD 1 Month plus 0.350%), 9/25/42	23,298	23
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5 5.750%, 5/25/37	251,231	173
GSR Mortgage Loan Trust, Series 2005- AR6, Class 1A1 4.704%, (CSTR), 9/25/35	4,490	5
GSR Mortgage Loan Trust, Series 2006- 2F, Class 3A6 6.000%, 2/25/36	121,722	96
GSR Mortgage Loan Trust, Series 2006- AR1, Class 2A1 3.956%, (CSTR), 1/25/36	2,130	2
GSR Mortgage Loan Trust, Series 2007- AR1, Class 2A1 3.860%, (CSTR), 3/25/47	11,180	10
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A 2.074%, (ICE LIBOR USD 1 Month plus 0.310%), (AFC), 11/19/35	12,083	12
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A 2.213%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 6/19/35	22,463	23
HomeBanc Mortgage Trust, Series 2005-1, Class A1 2.042%, (ICE LIBOR USD 1 Month plus 0.250%), 3/25/35	6,792	6
HSI Asset Securitization Corp. Trust, Series 2006-NC1, Class 2A 2.012%, (ICE LIBOR USD 1 Month plus 0.220%), 11/25/35	1,190,766	1,078
Impac Secured Assets Trust, Series 2007-1, Class A2 1.952%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 3/25/37	80,364	76
IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 5A1 4.193%, (CSTR), 10/25/34	21,185	22
IndyMac INDX Mortgage Loan Trust, Series 2005-AR12, Class 2A1A 2.272%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 7/25/35	2,178	2
IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A 2.092%, (ICE LIBOR USD 1 Month plus 0.300%), 7/25/35	13,610	13
JP Morgan Mortgage Trust, Series 2005- ALT1, Class 2A1 4.035%, (CSTR), 10/25/35	11,227	10
JP Morgan Mortgage Trust, Series 2007- A1, Class 6A1 4.427%, (CSTR), 7/25/35	10,532	11
JP Morgan Mortgage Trust, Series 2007- A4, Class 3A1 3.954%, (CSTR), 6/25/37	67,530	59

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1 1.878%, (ICE LIBOR USD 1 Month plus 0.170%), 2/25/37	1,640	2
Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A3 2.172%, (ICE LIBOR USD 1 Month plus 0.380%), 8/25/35	16,166	16
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1 3.861%, (CSTR), 12/25/35	171,515	156
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A 4.148%, (CSTR), 2/25/36	3,614	4
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1 3.974%, (CSTR), 5/25/36	15,784	15
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A 3.979%, (CSTR), 7/25/35	35,385	33
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1 4.381%, (CSTR), 8/25/35	6,345	6
Nomura Resecuritization Trust, Series 2014-1R, Class 2A1 2.628%, (ICE LIBOR USD 1 Month plus 0.130%), 2/26/37 144A	261,640	262
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2 4.761%, (CSTR), 3/25/35	25,363	23
Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1 1.982%, (ICE LIBOR USD 1 Month plus 0.190%), 8/25/36	10,126	9
Residential Accredit Loans, Inc., Series 2006-QA8, Class A1 1.982%, (ICE LIBOR USD 1 Month plus 0.190%), 9/25/36	24,677	23
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1 1.932%, (ICE LIBOR USD 1 Month plus 0.140%), 1/25/37	19,722	19
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2 6.500%, 4/25/37	3,449,461	1,551
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1 2.112%, (ICE LIBOR USD 1 Month plus 0.320%), 10/25/35	63,272	61
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2 3.732%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 2/25/36	547,007	542
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1 1.972%, (ICE LIBOR USD 1 Month plus 0.180%), (AFC), 7/25/46	246,081	227

Structured Products (14.2%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1 2.442%, (ICE LIBOR USD 1 Month plus 0.650%), 12/25/35	17,992	15
Towd Point Mortgage Funding, Series 2019-GR4A, Class A1 1.820%, (ICE LIBOR GBP 3 Month plus 1.025%), 10/20/51 144A GBP ¥	2,666,782	3,548
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6 4.276%, (CSTR, AFC), 2/25/33	975	1
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3 3.689%, (CSTR), 10/25/36	28,157	26
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1 4.236%, (CSTR), 3/25/36	233,631	228
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A1 3.880%, (CSTR), 8/25/36	12,514	12
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1 4.000%, (CSTR), 2/25/37	4,501	4
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2 2.939%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.700%), 4/25/47	391,706	341
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1 4.870%, (CSTR), 7/25/37	51,625	48
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1 5.188%, (CSTR), 4/25/36	61,057	58
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1 4.425%, (CSTR), 11/25/37	48,395	44

Total		98,567

Total Structured Products
(Cost: $141,056)		144,719

Bank Loan Obligations (3.5%)

Bank Loan Obligations (3.5%)
Altice Financing SA, 4.530%, 01/31/26	1,196,947	1,189
Altice France SA, 4.530%, (US LIBOR plus 2.750%), 7/31/25	198,473	197
CenturyLink, Inc., 4.530%, (ICE LIBOR USD 3 Month plus 2.750%), 1/31/25 ß	6,849,277	6,871
Charter Communications Operating LLC, 3.530%, (ICE LIBOR USD 1 Month plus 1.750%), 2/1/27	3,450,352	3,470
CommScope, Inc., 5.030%, (US LIBOR plus 3.250%), 4/6/26	498,750	501
Connect Finco SARL, 6.280%, (ICE LIBOR USD 1 Month plus 4.500%), 12/11/26	1,200,000	1,205

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Bank Loan Obligations (3.5%)	Shares/ Par+	Value $ (000’s)

Bank Loan Obligations continued
Dell International LLC, 3.780%, (ICE LIBOR USD 1 Month plus 2.000%), 9/19/25	1,476,959	1,485
Enterprise Merger Sub, Inc., 5.530%, (US LIBOR plus 3.750%), 10/10/25	495,000	421
Grifols SA, 2.210%, 011/8/27 EUR¥	2,000,000	2,261
Hilton Worldwide Finance LLC, 3.530%, (US LIBOR plus 1.750%), 6/22/26	1,120,295	1,127
INEOS Finance PLC, 1.960%, (Euribor 3 Month plus 2.000%), 3/31/24 EUR¥	3,430,000	3,844
Jefferies Finance LLC, 5.530%, (ICE LIBOR USD 3 Month plus 3.750%), 6/3/26	99,500	99
MPH Acquisition Holdings LLC, 4.530%, (ICE LIBOR USD 3 Month plus 2.750%), 6/7/23	1,000,000	985
Pacific Gas & Electric Co., 4.030%, (US LIBOR plus 3.970%), 12/31/20	3,375,000	3,375
Pacific Gas & Electric Co., 4.030%, (US LIBOR plus 2.250%), 12/31/20	1,125,000	1,125
PCF GmbH, 4.960%, 08/1/24 EUR¥	2,800,000	3,090
Sigma Bidco BV, 3.460%, (Euribor 3 Month plus 3.500%), 7/2/25 EUR¥	1,600,000	1,797
Sprint Communications, Inc., 4.280%, (ICE LIBOR USD 3 Month plus 2.500%), 2/2/24	1,994,872	1,977
Valeant Pharmaceuticals International, Inc., 4.780%, (US LIBOR plus 3.000%), 6/2/25	343,825	346
Ziggo Secured Finance Partnership, 4.280%, (US LIBOR plus 2.500%), 4/15/25	1,000,000	1,000

Total Bank Loan Obligations
(Cost: $36,836)		36,365

Short-Term Investments (21.5%)

Financial (0.0%)
GE Capital European Funding Unlimited Co. 0.000%, (Euribor 3 Month ACT/360 plus 0.380%), 1/21/20 EUR¥	100,000	113

Total		113

Governments (5.4%)
Argentine Republic Treasury Bill 0.000%, 2/26/20 ARS¥	210,000	2
Brazil Letras do Tesouro Nacional 0.000%, 4/1/20 BRL¥	12,700,000	3,125
Central Bank of Argentina 0.000%, 5/13/20 ARS¥	4,275,500	53
Hellenic Republic Treasury Bill 0.000%, 1/3/20 EUR¥	100,000	112
0.000%, 1/31/20 EUR¥	200,000	224
Japan Treasury Discount Bill 0.000%, 1/14/20 JPY¥,b	2,700,000,000	24,850
Spain Letras del Tesoro 0.000%, 1/17/20 EUR¥,b	22,900,000	25,693
US Treasury 0.000%, 1/2/20	332,000	332

Total		54,391

Short-Term Investments (21.5%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	4,300,412	4,300

Total		4,300

Repurchase Agreements (15.7%)
Barclays Capital, Inc. (Purchased on 12/31/19, to be repurchased at $13,300,580, collateralized by US Treasury Note, 2%, due 4/30/24, par and fair value of $13,350,000 and $13,529,912, respectively) 1.570%, 1/3/20	13,300,000	13,300
Deutsche Bank AG (Purchased on 12/31/19, to be repurchased at $36,701,611, collateralized by US Treasury Inflation Index, 0.125%, due 4/15/20, par and fair value of $34,100,000 and $36,951,879, respectively) 1.580%, 1/3/20	36,700,000	36,700
JP Morgan repurchase (Purchased on 12/30/19, to be repurchased at $50,005,139, collateralized by US Treasury Bond, 3%, due 11/15/44, par and fair value of $45,224,000 and $50,445,959, respectively) 1.650%, 1/2/20	50,000,000	50,000
JP Morgan repurchase (Purchased on 12/31/19, to be repurchased at $60,705,564, collateralized by US Treasury Bond, 3%, due 11/15/45, par and fair value of $54,746,000 and $61,272,750, respectively) 1.850%, 1/2/20	60,700,000	60,700

Total		160,700

Total Short-Term Investments
(Cost: $219,515)		219,504

Total Investments (111.6%)
(Cost: $1,110,155)@		1,139,982

Other Assets, Less
Liabilities (-11.6%)		(118,158)

Net Assets (100.0%)		1,021,824

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Euro-Bobl Future	Long	EUR	11,900	119	3/20	$17,837	$(52)	$–	p
Euro-Bund Future	Long	EUR	4,100	41	3/20	7,841	(120)	–	p
Euro-Buxl Future	Long	EUR	2,000	20	3/20	4,450	(116)	–	p
Five-Year US Treasury Note Future	Short	USD	300	3	3/20	356	1	–	p
Ten-Year US Treasury Note Future	Long	USD	47,500	475	3/20	61,000	(524)	(52)
Two-Year US Treasury Note Future	Long	USD	44,600	223	3/20	48,057	(5)	10
Ultra Long Term US Treasury Bond Future	Long	USD	30,800	308	3/20	55,950	(1,640)	(351)

							$(2,456)	$(393)

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
3-Month USD-LIBOR	2.500%	12/24	49,600	USD	$(1,735)	$(95)	$(1,830)	$66
6-Month GBP-LIBOR	0.750%	3/30	600	GBP	6	14	20	(4)
6-Month GBP-LIBOR	0.750%	3/50	600	GBP	14	60	74	(10)

					$(1,715)	$(21)	$(1,736)	$52

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
3-Month Canada Bankers Acceptances	2.500%	6/29	8,600	CAD	$109	$91	$200	$(23)
3-Month USD-LIBOR	2.995%	5/28	9,300	USD	-	831	831	(31)
3-Month USD-LIBOR	3.000%	6/29	2,700	USD	151	114	265	(11)
3-Month USD-LIBOR	2.750%	12/29	1,500	USD	103	15	118	(6)
6-Month Euribor	(0.050)%	10/29	1,800	EUR	-	(48)	(48)	1
6-Month Euribor	0.150%	6/30	1,700	EUR	1	(22)	(21)	1

					$364	$981	$1,345	$(69)

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value(000’s)	Variation Margin (000’s)
Markit CDX Emerging Markets Index	1.000%	6/24	1.638%	18,400	USD	$(724)	$237	$(487)	$5
Markit CDX North America High Yield Index	5.000%	6/24	2.543%	45,668	USD	2,469	2,043	4,512	(26)
Markit CDX North America High Yield Index	5.000%	12/24	2.798%	1,287	USD	72	52	124	(1)
Markit CDX North America Investment Grade Index	1.000%	6/24	0.393%	13,200	USD	223	121	344	(1)
Markit CDX North America Investment Grade Index	1.000%	12/24	0.452%	36,200	USD	708	231	939	(5)
Markit CDX North America Investment Grade Index	1.000%	12/24	1.737%	44,700	USD	(2,086)	584	(1,502)	15

						$662	$3,268	$3,930	$(13)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
AT&T, Inc.	1.000%	6/24	0.600%	300	USD	$(1)	$6	$5	$-	p
Atlantia SpA	1.000%	12/20	2.245%	1,300	EUR	(35)	17	(18)	-	p
Casino Guichard Perrachon SA	1.000%	12/20	3.089%	2,600	EUR	(85)	27	(58)	2
Casino Guichard Perrachon SA	1.000%	12/21	4.421%	1,000	EUR	(48)	(22)	(70)	-	p
Casino Guichard Perrachon SA	5.000%	12/22	5.313%	1,100	EUR	(10)	(1)	(11)	1
Casino Guichard Perrachon SA	1.000%	6/23	5.937%	500	EUR	(55)	(26)	(81)	-	p
Casino Guichard Perrachon SA	1.000%	12/23	6.384%	600	EUR	(84)	(31)	(115)	-	p
Ford Motor Co.	5.000%	6/23	0.972%	2,900	USD	344	48	392	-	p
Ford Motor Co.	5.000%	12/23	1.138%	200	USD	29	-	29	-	p
Ford Motor Co.	5.000%	12/23	1.138%	700	USD	81	22	103	-	p
Ford Motor Credit Co.	5.000%	12/23	1.178%	400	USD	41	17	58	(1)
General Electric Co.	1.000%	12/23	0.652%	2,800	USD	(110)	147	37	-	p
General Electric Co.	1.000%	6/24	0.766%	900	USD	(8)	17	9	-	p
General Electric Co.	1.000%	12/24	0.857%	600	USD	(9)	13	4	-	p
Marks & Spencer PLC	1.000%	12/23	1.262%	200	EUR	(5)	3	(2)	-	p
Marks & Spencer PLC	1.000%	12/24	1.665%	2,900	EUR	(141)	36	(105)	(1)
Telefonica Emisiones SAU	1.000%	6/24	0.510%	1,000	EUR	14	11	25	-	p
Telefonica Emisiones SAU	1.000%	12/24	0.574%	3,200	EUR	70	6	76	-	p
Volkswagen International Finance	1.000%	6/24	0.662%	700	EUR	4	8	12	-	p

						$(8)	$298	$290	$1

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Buy Protection

Reference Entity	Pay Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
Koninklijke KPN NV	1.000%	12/23	0.480%	(800)	EUR	5	(24)	(19)	-	p

						$5	$(24)	$(19)	$-	p

Written Options

Description	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — Ten-Year US Treasury Note Future	USD	63	$130.500	1/20	63	$(3)
Put — Ten-Year US Treasury Note Future	USD	63	127.500	1/20	63	(12)

(Premiums Received $35)						$(15)

	Financial Derivative Assets			Financial Derivative Liabilities

	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)

	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$91	$10	$101	$(120)	$(403)	$(523)	$(15)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank of America NA	AUD	2,568	1,802	1/20	$–	$(59)	$(59)
Buy	BNP Paribas	BRL	12,500	3,107	1/20	30	–	30
Buy	Goldman Sachs International	BRL	12,500	3,107	1/20	6	–	6
Buy	Bank of America NA	BRL	12,500	3,107	1/20	6	–	6
Buy	BNP Paribas	BRL	24,800	6,165	1/20	190	–	190
Buy	Goldman Sachs International	BRL	12,300	3,058	1/20	6	–	6
Buy	Bank of America NA	BRL	12,500	3,104	2/20	34	–	34
Sell	BNP Paribas	BRL	12,500	3,107	1/20	–	(6)	(6)
Sell	Goldman Sachs International	BRL	12,500	3,107	1/20	42	–	42
Sell	Bank of America NA	BRL	12,500	3,107	1/20	–	(33)	(33)
Sell	BNP Paribas	BRL	49,600	12,330	1/20	–	(24)	(24)
Sell	Goldman Sachs International	BRL	12,300	3,058	1/20	–	(75)	(75)
Sell	BNP Paribas	BRL	12,500	3,105	2/20	–	(31)	(31)
Sell	Goldman Sachs International	BRL	12,700	3,145	4/20	30	–	30
Buy	JP Morgan Chase Bank NA	CNH	119	17	3/20	–	p	–	–	p
Buy	Bank of America NA	EUR	692	777	1/20	2	–	2
Buy	UBS AG	EUR	594	667	1/20	4	–	4
Sell	UBS AG	EUR	113,110	126,931	1/20	–	(1,998)	(1,998)
Sell	Royal Bank of Scotland PLC	EUR	22,933	25,746	1/20	–	(426)	(426)
Buy	JP Morgan Chase Bank NA	GBP	1,414	1,873	1/20	46	–	46
Sell	Barclays Bank PLC	GBP	451	598	1/20	6	–	6
Sell	BNP Paribas	GBP	42,685	56,552	1/20	–	(1,277)	(1,277)
Sell	JP Morgan Chase Bank NA	GBP	94	125	1/20	–	(1)	(1)
Sell	Goldman Sachs International	JPY	2,700,000	24,860	1/20	607	–	607
Buy	BNP Paribas	MXN	1,225	65	1/20	3	–	3
Buy	BNP Paribas	PLN	19,691	5,191	2/20	190	–	190

$1,202	$(3,930)	$(2,728)

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Federative Republic of Brazil	Goldman Sachs International	1.000%	6/24	0.883%	USD	100	$(3)	$4	$1
Federative Republic of Brazil	Goldman Sachs International	1.000%	12/24	0.991%	USD	1,400	(21)	22	1
Federative Republic of Brazil	HSBC Bank USA NA	1.000%	6/24	0.883%	USD	500	(12)	15	3
Intrum AB	Barclays Bank PLC	5.000%	12/24	2.583%	EUR	100	9	4	13
Intrum AB	Goldman Sachs International	5.000%	12/24	5.166%	EUR	400	36	16	52
Intrum AB	Goldman Sachs International	5.000%	12/24	2.583%	EUR	500	43	21	64
Intrum AB	Goldman Sachs International	5.000%	12/24	5.166%	EUR	600	66	12	78
Intrum AB	Goldman Sachs International	5.000%	12/24	5.166%	EUR	800	90	13	103
Intrum AB	Goldman Sachs International	5.000%	12/24	5.166%	EUR	1,200	126	28	154
Intrum AB	JP Morgan Chase Bank NA	5.000%	12/24	2.583%	EUR	800	70	33	103
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	5.166%	EUR	200	18	8	26

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	2.583%	EUR	200	$22	$4	$26
Park Aerospace Holdings, Ltd.Æ	UBS AG	5.000%	7/20	0.021%	USD	200	2	2	4
Republic of Indonesia	HSBC Bank USA NA	1.000%	12/24	0.629%	USD	7,400	(41)	171	130
Republic of Peru	Barclays Bank PLC	1.000%	3/23	0.211%	USD	1,100	(10)	37	27
United Mexican States	BNP Paribas	1.000%	6/24	0.685%	USD	100	(1)	2	1
United Mexican States	Goldman Sachs International	1.000%	6/23	0.494%	USD	1,400	(8)	32	24
United Mexican States	Goldman Sachs International	1.000%	12/24	0.784%	USD	200	(2)	4	2
United Mexican States	HSBC Bank USA NA	1.000%	12/23	0.559%	USD	800	(10)	24	14
United Mexican States	HSBC Bank USA NA	1.000%	6/24	0.685%	USD	400	(5)	10	5
United Mexican States	JP Morgan Chase Bank NA	1.000%	12/22	0.408%	USD	500	(10)	19	9
United Mexican States	JP Morgan Chase Bank NA	1.000%	12/23	0.559%	USD	200	(1)	4	3
United Mexican States	Morgan Stanley Capital Services	1.000%	12/24	0.784%	USD	1,200	(7)	19	12

							$351	$504	$855

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
iBoxx USD Liquid High Yield Index	Barclays Bank PLC	3-Month USD-LIBOR	iBoxx USD Liquid High Yield Index	3/20	14	$121	$121
iBoxx USD Liquid High Yield Index	JP Morgan Chase Bank NA	3-Month USD-LIBOR	iBoxx USD Liquid High Yield Index	3/20	11	100	100
iBoxx USD Liquid High Yield Index	Morgan Stanley Capital Services	3-Month USD-LIBOR	iBoxx USD Liquid High Yield Index	3/20	5	46	46

						$267	$267

Written Options

Description	Counterparty	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — CME Interest Rate Swaption	Goldman Sachs International	USD	7,500	$1.400	1/20	7,500,000	$(1)
Call — CME Interest Rate Swaption	Goldman Sachs International	USD	7,500	1.470	1/20	7,500,000	(1)
Call — CME Interest Rate Swaption	Goldman Sachs International	USD	7,600	1.614	1/20	7,600,000	(8)
Put — CME Interest Rate Swaption	Goldman Sachs International	USD	7,500	1.770	1/20	7,500,000	(41)
Put — CME Interest Rate Swaption	Goldman Sachs International	USD	7,500	1.820	1/20	7,500,000	(24)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Description	Counterparty	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Put — CME Interest Rate Swaption	Goldman Sachs International	USD	7,600	$1.894	1/20	7,600,000	$(18)

(Premiums Received $117)							$(93)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter	$1,202	$1,122	$2,324	$(3,930)	$(93)	–	$(4,023)
Derivatives

+	All par is stated in U.S Dollar unless otherwise noted.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $225,795 representing 22.1% of the net assets.

¥	Foreign Bond — par value is foreign denominated

b

Cash or securities with an aggregate value of $283,985 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2019, the aggregate value of these securities was $124,265 (in thousands), representing 12.2% of net assets.

Æ	Security valued using significant unobservable inputs.

p	Amount is less than one thousand.

Þ	PIK—Payment In Kind. PIK rate of Odebrecht Drilling Norbe VIII/IX, Ltd. 7.350%

f	Defaulted Security

*	Non income producing

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,106,505 and the net unrealized appreciation of investments based on that cost was $33,115 which is comprised of $57,183 aggregate gross unrealized appreciation and $24,068 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$36,365	$-
Municipal Bonds	-	10,940	-
Corporate Bonds
Energy	-	94,071	88
All Others	-	427,757	-
Governments	-	206,538	-
Structured Products	-	144,719	-
Short-Term Investments
Money Market Funds	4,300	-	-
All Others	-	215,204	-
Other Financial Instruments^
Futures	1	-	-
Forward Currency Contracts	-	1,202	-
Total Return Swaps	-	267	-
Interest Rate Swaps	-	1,508	-
Credit Default Swaps	-	7,520	4
Total Assets:	$4,301	$1,146,091	$92
Liabilities:
Other Financial Instruments^
Futures	(2,457)	-	-
Forward Currency Contracts	-	(3,930)	-
Written Options	(15)	(93)	-
Interest Rate Swaps	-	(1,899)	-
Credit Default Swaps	-	(2,468)	-
Total Liabilities:	$(2,472)	$(8,390)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets gained sharply during the reporting period, accelerating to record highs by the end of 2019. The markets’ strong performance was driven in part by solid domestic economic growth amid rising wages, historically low unemployment and strong consumer spending. Diminishing concerns about the state of the global economy and trade landscape also bolstered equities, as progress was made on trade agreements between the U.S. and China and between the U.S. and its North American trade partners. Equity markets got a substantial boost from a more accommodative interest rate policy, as the U.S. Federal Reserve cut interest rates three times during the second half of 2019, the first decrease in more than a decade.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 31.49%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 22.78% and 26.20%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 8.72%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 14.32%.

PORTFOLIO RESULTS

The Portfolio returned 17.92% for the twelve months ended December 31, 2019, trailing the 31.49% return of the broad stock market, as measured by the S&P 500® Index, but outperforming the Bloomberg Barclays® U.S. Aggregate Index return of 8.72%. The Portfolio slightly underperformed the Balanced Portfolio Blended Composite Benchmark return of 18.51%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) When compared to peers in 2019, the Portfolio outperformed its Morningstar® Inc. Allocation – 30% to 50% Equity peer group average return of 15.28% and its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Moderate Funds peer group average return of 17.64%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Security selection of the Underlying Portfolios detracted from the Portfolio’s performance relative to the blended benchmark, largely due to performance in the domestic large cap equity allocation, particularly the Growth Stock Portfolio, which gave back the prior year’s strong performance. However, several of the Underlying Portfolios outperformed their respective benchmarks, including most of the international equity Underlying Portfolios.

The Portfolio’s tactical asset allocation posture was beneficial with an overweight allocation to equities and underweight to fixed income investments, as stocks generally outperformed bonds during the reporting period. Within the bond allocation, an overweight to high yield bonds was beneficial during the first half of the year. However, the positive contribution of tactical asset allocation decisions was not enough to outweigh the negative effect of underperformance by many of the Underlying Portfolios.

The Portfolio began the year with an overweight allocation to U.S. equities and an underweight allocation to fixed income. Following the sharp market appreciation at the beginning of 2019 and an uncertain corporate earnings environment, the Portfolio began trimming its equity exposure at the end of the first quarter and into the second quarter, reaching an underweight position by the middle of the year. The Portfolio took the opportunity to raise its equity allocation during the third quarter, positioning the Portfolio with an overweight to equities, particularly in emerging markets, during the fourth quarter rally.

Balanced Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

As the new decade begins, we anticipate modest nominal economic expansion of 4% in the U.S., which could lead to earnings growth momentum sufficient to sustain continued equity market advances in 2020. We think this level of growth will help support corporate revenues and may lead to earnings improvement of 5-10% in the coming year. While both equity and bond valuation levels are high by historical standards, they remain a function of the low interest rate and inflation environments. Therefore, our portfolio positioning reflects our positive outlook with an overweight to equities, particularly in the emerging markets. We believe that the outcome of the upcoming U.S. presidential election and uncertainty surrounding a resolution of trade tensions between the U.S. and China will remain key market risks. We will continue to position the Portfolio to take advantage of opportunities created by market volatility and dislocations as the year progresses.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Balanced Portfolio	17.92%	6.30%	7.25%
S&P 500® Index	31.49%	11.69%	13.55%
Bloomberg Barclays® U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
Balanced Portfolio Blended Composite Benchmark	18.51%	6.60%	7.90%
Morningstar® US Insurance Fund Allocation - 30% to 50% Equity Average	15.28%	4.96%	6.39%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	17.64%	5.78%	7.48%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. Small cap stocks also may carry additional risk. Smaller issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have higher default risks than investment grade bonds.

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio

Balanced Portfolio (unaudited)

duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	39.3%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6.6%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	6.1%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	5.7%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.6%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	3.3%

Sector Allocation 12/31/19

Sector	% of Net Assets
Fixed Income	45.6%
Domestic Equity	38.9%
Foreign Equity	12.0%
Short-Term Investments & Other Net Assets	3.5%

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Investment Companies (96.5%)	Shares/ Par+	Value $ (000’s)

Domestic Equity (38.9%)
iShares Core S&P 500 ETF	5,000	1,616
iShares Core S&P Mid-Cap ETF	21,800	4,496
iShares Russell 2000 ETF	135,800	22,498
iShares Russell Mid-Cap ETF	12,400	739
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	42,939,721	75,145
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	41,993,089	74,664
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	23,565,727	74,798
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	46,703,367	148,423
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	60,891,470	74,166
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	46,130,295	74,685
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	72,075,949	74,455
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	28,854,014	98,796
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	62,017,196	102,576
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	9,246,089	25,186
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	11,409,073	24,746

Total		876,989

Fixed Income (45.6%)
iShares Core U.S. Aggregate Bond ETF	29,000	3,259
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	185,332,098	138,443
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	684,075,643	886,562

Total		1,028,264

Foreign Equity (12.0%)
iShares Core MSCI EAFE ETF	50,000	3,266
iShares Core MSCI Emerging Markets ETF	209,000	11,236
iShares MSCI EAFE ETF	60,379	4,193
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	20,764,216	23,277
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	27,863,328	45,974
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	29,020,120	53,687

Investment Companies (96.5%)	Shares/ Par+	Value $ (000’s)

Foreign Equity continued
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	118,277,752	127,977

Total		269,610

Total Investment Companies
(Cost: $2,011,535)		2,174,863

Short-Term Investments (3.5%)

Commercial Paper (2.9%)
The Coca-Cola Co. 0.000%, 1/28/20 144A	500,000	499
Exxon Mobil Corp. 0.000%, 1/17/20	415,000	415
General Mills, Inc. 0.000%, 1/14/20 144A	5,500,000	5,496
Mondelez International, Inc. 0.000%, 1/2/20 144A	1,000,000	1,000
0.000%, 1/6/20 144A	6,500,000	6,498
0.000%, 1/8/20 144A	3,000,000	2,999
Pfizer, Inc. 0.000%, 1/23/20 144A	10,000,000	9,990
QUALCOMM, Inc. 0.000%, 2/4/20 144A	6,800,000	6,789
0.000%, 2/13/20 144A	3,200,000	3,193
The Southern Co. 0.000%, 1/7/20 144A	5,000,000	4,998
0.000%, 1/27/20 144A	2,500,000	2,496
Walgreens Boots Alliance, Inc. 0.000%, 3/3/20 144A	10,000,000	9,963
The Walt Disney Co. 0.000%, 1/23/20 144A	10,000,000	9,989

Total		64,325

Money Market Funds (0.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	12,344,623	12,345

Total		12,345

US Government & Agencies (0.1%)
Federal Home Loan Bank 0.000%, 2/10/20	3,000,000	2,995

Total		2,995

Total Short-Term Investments
(Cost: $79,662)		79,665

Total Investments (100.0%)
(Cost: $2,091,197)@		2,254,528

Other Assets, Less
Liabilities (0.0%)		(293)

Net Assets (100.0%)		2,254,235

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

€	Affiliated Company

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $63,910 representing 2.8% of the net assets.

#	7-Day yield as of 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $2,091,693 and the net unrealized appreciation of investments based on that cost was $162,835 which is comprised of $168,238 aggregate gross unrealized appreciation and $5,403 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

Description	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$2,174,863	$-	$-
Short-Term Investments
Money Market Funds	12,345	-	-
All Others	-	67,320	-
Total Assets:	$2,187,208	$67,320	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$288 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets gained sharply during the reporting period, accelerating to record highs by the end of 2019. The markets’ strong performance was driven in part by solid domestic economic growth amid rising wages, historically low unemployment and strong consumer spending. Diminishing concerns about the state of the global economy and trade landscape also bolstered equities, as progress was made on trade agreements between the U.S. and China and between the U.S. and its North American trade partners. Equity markets got a substantial boost from a more accommodative interest rate policy, as the U.S. Federal Reserve cut interest rates three times during the second half of 2019, the first decrease in more than a decade.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 31.49%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 22.78% and 26.20%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 8.72%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 14.32%.

PORTFOLIO RESULTS

The Portfolio returned 21.08% for the twelve months ended December 31, 2019, trailing the 31.49% return of the broad stock market, as measured by the S&P 500® Index, but outperforming the Bloomberg Barclays® U.S. Aggregate Index return of 8.72%. The Portfolio slightly underperformed the Asset Allocation Portfolio Blended Composite Benchmark return of 21.73%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) When compared to peers in 2019, the Portfolio outperformed its Morningstar® Inc. Allocation – 50% to 70% Equity peer group average return of 19.26% and its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Growth Funds peer group average return of 20.06%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Security selection of the Underlying Portfolios detracted from the Portfolio’s performance relative to the blended benchmark, largely due to performance in the domestic large cap equity allocation, particularly the Growth Stock Portfolio, which gave back the prior year’s strong performance. However, several of the Underlying Portfolios outperformed their respective benchmarks, including most of the international equity Underlying Portfolios.

The Portfolio’s tactical asset allocation posture was beneficial with an overweight allocation to equities and underweight to fixed income investments, as stocks generally outperformed bonds during the reporting period. Within the bond allocation, an overweight to high yield bonds was beneficial during the first half of the year. However, the positive contribution of tactical asset allocation decisions was not enough to outweigh the negative effect of underperformance by many of the Underlying Portfolios.

The Portfolio began the year with an overweight allocation to U.S. equities and an underweight allocation to fixed income. Following the sharp market appreciation at the beginning of 2019 and an uncertain corporate earnings environment, the Portfolio began trimming its equity exposure at the end of the first quarter and into the second quarter, reaching an underweight position by the middle of the year. The Portfolio took the opportunity to raise its equity allocation during the third quarter, positioning the Portfolio with an overweight to equities, particularly in emerging markets, during the fourth quarter rally.

Asset Allocation Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

As the new decade begins, we anticipate modest nominal economic expansion of 4% in the U.S., which could lead to earnings growth momentum sufficient to sustain continued equity market advances in 2020. We think this level of growth will help support corporate revenues and may lead to earnings improvement of 5-10% in the coming year. While both equity and bond valuation levels are high by historical standards, they remain a function of the low interest rate and inflation environments. Therefore, our portfolio positioning reflects our positive outlook with an overweight to equities, particularly in the emerging markets. We believe that the outcome of the upcoming U.S. presidential election and uncertainty surrounding a resolution of trade tensions between the U.S. and China will remain key market risks. We will continue to position the Portfolio to take advantage of opportunities created by market volatility and dislocations as the year progresses.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	21.08%	7.27%	8.12%
S&P 500® Index	31.49%	11.69%	13.55%
Bloomberg Barclays® U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
Asset Allocation Portfolio Blended Composite Benchmark	21.73%	7.65%	9.13%
Morningstar® US Insurance Fund Allocation - 50% to 70% Equity Average	19.26%	6.42%	8.18%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	20.06%	6.50%	8.48%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/09. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. Small cap stocks also may carry additional risk. Smaller issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have higher default risks than investment grade bonds.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio

Asset Allocation Portfolio (unaudited)

duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/19

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	21.9%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	8.0%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	7.9%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	7.8%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	5.2%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.1%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	4.1%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4.0%

Sector Allocation 12/31/19

Sector	% of Net Assets
Domestic Equity	49.5%
Fixed Income	30.5%
Foreign Equity	16.9%
Short-Term Investments & Other Net Assets	3.1%

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2019

Investment Companies (96.9%)	Shares/ Par+	Value $ (000’s)

Domestic Equity (49.5%)
iShares Core S&P Mid-Cap ETF	6,550	1,348
iShares Russell 2000 ETF	11,500	1,905
iShares Russell Mid-Cap ETF	14,000	835
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	6,673,819	11,679
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	6,528,463	11,608
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	3,662,888	11,626
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	7,262,161	23,079
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	10,656,598	12,980
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	8,066,291	13,059
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	11,210,622	11,581
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	4,305,449	14,742
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	9,081,083	15,020
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	2,384,289	6,495
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	2,982,156	6,468

Total		142,425

Fixed Income (30.5%)
iShares Core U.S. Aggregate Bond ETF	16,600	1,865
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	30,573,214	22,838
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	48,553,739	62,926

Total		87,629

Foreign Equity (16.9%)
iShares Core MSCI EAFE ETF	10,600	692
iShares Core MSCI Emerging Markets ETF	26,300	1,414
iShares MSCI EAFE ETF	10,397	722
iShares MSCI Emerging Markets ETF	13,600	610
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	3,410,934	3,824
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	5,215,382	8,605
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	5,711,992	10,567
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	20,632,725	22,325

Total		48,759

Total Investment Companies
(Cost: $253,866)		278,813

Short-Term Investments (3.3%)	Shares/ Par+	Value $ (000’s)

Commercial Paper (1.9%)
The Coca-Cola Co. 0.000%, 1/28/20 144A	1,000,000	999
Marriott International, Inc. 0.000%, 1/15/20 144A	1,000,000	999
Mondelez International, Inc. 0.000%, 1/6/20 144A	1,000,000	1,000
Pfizer, Inc. 0.000%, 1/23/20 144A	1,000,000	999
Walgreens Boots Alliance, Inc. 0.000%, 1/16/20 144A	500,000	499
The Walt Disney Co. 0.000%, 1/23/20 144A	1,000,000	999

Total		5,495

Money Market Funds (1.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 1.540%#	2,914,282	2,914

Total		2,914

US Government & Agencies (0.4%)
Federal Home Loan Bank 0.000%, 2/10/20ß	1,000,000	999

Total		999

Total Short-Term Investments
(Cost: $9,408)		9,408

Total Investments (100.2%)
(Cost: $263,274)@		288,221

Other Assets, Less
Liabilities (-0.2%)		(483)

Net Assets (100.0%)		287,738

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-Mini S&P 500 Futures	Long	USD	–p	5	3/20	$808	$1	$–p
							$1	$–p

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$ –	$ –p	$ –p	$ –	$ –	$ –	$ –

+	All par is stated in U.S Dollar unless otherwise noted.

£	Affiliated Company

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019 the value of these securities (in thousands) was $5,495 representing 1.9% of the net assets.

#	7-Day yield as of 12/31/2019.

b

Cash or securities with an aggregate value of $999 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2019.

@

At December 31, 2019, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $263,328 and the net unrealized appreciation of investments based on that cost was $24,893 which is comprised of $25,815 aggregate gross unrealized appreciation and $922 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2019. See Note 3 for additional information on portfolio valuation.

		Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$278,813	$–	$–
Short-Term Investments
Money Market Funds	2,914	–	–
All Others	–	6,494	–
Other Financial Instruments^
Futures	1	–	–
Total Assets:	$281,728	$6,494	$–

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg Barclays Global Aggregate — Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite Benchmark — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), the Russell MidCap Index (11%), the Russell 2000® Index (5%), the MSCI EAFE® (Europe-Australasia-Far- East) Index (13%), the MSCI® Emerging Markets Index (3%), the Bloomberg Barclays® U.S. Aggregate Bond Index (24%), the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%), and the BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).

Balanced Portfolio Blended Composite Benchmark — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (26%), the Russell MidCap Index (9%), the Russell 2000® Index (3%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (9%), the MSCI® Emerging Markets Index (2%), the Bloomberg Barclays® U.S. Aggregate Bond Index (41%), the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%), and the BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).

Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg Barclays® U.S. Aggregate Bond Index — The Bloomberg Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg Barclays® U.S. Aggregate 1-3 Years Index — The Bloomberg Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index — The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Benchmark Definitions (unaudited)

Bloomberg Barclays® Global Credit Hedged USD Index — The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays® Long-Term U.S. Treasury Index — The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

BofA Merrill Lynch® US 3-Month Treasury Bill Index — The BofA Merrill Lynch® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation — 30% to 50% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation — 50% to 70% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Source: Morningstar®, Inc.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float- adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Benchmark Definitions (unaudited)

Russell 1000® Index — The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to- book ratios and lower forecasted growth values.

Russell 3000® Index — The Russell 3000® Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Index — The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2019 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$1,082,687	$1,012,854	$634,142	$175,685	$3,864,180
Cash	–	–	19	–	18
Cash Collateral for Derivative Positions	–	–	–	–	3
Receivable for Portfolio Shares Sold	61	74	49	7	1,150
Receivable for Investment Securities Sold	1,172	5,271	814	–	–
Variation Margin Receivable	–	–	–	–	109
Prepaid Expenses and Other Assets	14	13	8	2	55
Dividends and Interest Receivable	241	964	520	440	3,885

Total Assets	1,084,175	1,019,176	635,552	176,134	3,869,400

Liabilities
Payable for Portfolio Shares Redeemed	207	110	201	73	1,327
Payable for Investment Securities Purchased	234	5,870	1,883	974	–
Investment Advisory Fees	377	534	229	114	636
Accrued Expenses	33	38	31	20	157

Total Liabilities	851	6,552	2,344	1,181	2,120

Net Assets	$1,083,324	$1,012,624	$633,208	$174,953	$3,867,280

Represented By:
Aggregate Paid in Capital (10) (11)	$702,762	$571,308	$494,016	$119,753	$1,505,424
Total Distributable Earnings (Loss)	380,562	441,316	139,192	55,200	2,361,856

Net Assets for Shares Outstanding (10) (11)	$1,083,324	$1,012,624	$633,208	$174,953	$3,867,280

Net Asset Value, Offering and Redemption Price per Share	$3.18	$3.17	$1.62	$1.22	$5.79

(1) Unaffiliated Investments, at Cost	$897,904	$620,984	$518,570	$130,452	$1,639,830
(10) Shares Outstanding	340,931	319,050	391,207	143,658	668,387
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2019 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$205,309	$919,526	$812,846	$1,147,157	$990,799
Cash	–	–	–	6,160	3,406
Foreign Currency, at Value (4)	–	–	140	–	–
Receivable for Portfolio Shares Sold	22	206	130	228	229
Receivable for Investment Securities Sold	121	–	–	–	–
Variation Margin Receivable	–	–	–	–	19
Receivable for Foreign Currency	16	–	–	–	–
Prepaid Expenses and Other Assets	3	11	10	15	29
Dividends and Interest Receivable	311	1,629	1,684	1,016	1,098

Total Assets	205,782	921,372	814,810	1,154,576	995,580

Liabilities
Payable for Portfolio Shares Redeemed	10	159	107	255	180
Payable for Investment Securities Purchased	–	–	–	–	1,849
Payable for Foreign Currency	56	–	–	–	–
Collateral from Counterparty	15	–	–	–	–
Investment Advisory Fees	120	402	410	519	194
Accrued Expenses	31	35	41	45	67

Total Liabilities	232	596	558	819	2,290

Net Assets	$205,550	$920,776	$814,252	$1,153,757	$993,290

Represented By:
Aggregate Paid in Capital (10) (11)	$172,782	$605,211	$606,040	$921,009	$699,443
Total Distributable Earnings (Loss)	32,768	315,565	208,212	232,748	293,847

Net Assets for Shares Outstanding (10) (11)	$205,550	$920,776	$814,252	$1,153,757	$993,290

Net Asset Value, Offering and Redemption Price per Share	$1.03	$1.75	$1.78	$3.42	$2.02

(1) Unaffiliated Investments, at Cost	$180,458	$661,894	$667,392	$964,903	$752,834
(4) Foreign Currency, at Cost	–	–	139	–	–
(10) Shares Outstanding	198,908	526,249	457,879	336,918	492,099
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2019 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Assets
Unaffiliated Investments, at Value (1)	$589,344	$669,671	$288,760	$603,856	$815,277
Cash	–	2,212	–	–	–
Cash Collateral for Derivative Positions	580	–	–	–	–
Receivable for Portfolio Shares Sold	114	213	98	65	192
Receivable for Investment Securities Sold	1,923	–	1,279	1,427	393
Outstanding Swap Contracts, at Value (8)	–	–	496	–	–
Receivable for Foreign Currency	115	–	–	–	2
Prepaid Expenses and Other Assets	7	9	8	9	11
Dividends and Interest Receivable	1,466	387	349	815	1,406

Total Assets	593,549	672,492	290,990	606,172	817,281

Liabilities
Payable for Portfolio Shares Redeemed	101	123	129	102	162
Payable for Investment Securities Purchased	891	150	116	45	253
Accrued Foreign Capital Gains Tax	–	–	–	–	249
Payable to Custodian	305	–	–	–	–
Payable for Foreign Currency	324	–	–	–	1
Collateral from Counterparty	–	–	537	–	–
Investment Advisory Fees	360	310	59	442	419
Accrued Expenses	54	39	38	49	84

Total Liabilities	2,035	622	879	638	1,168

Net Assets	$591,514	$671,870	$290,111	$605,534	$816,113

Represented By:
Aggregate Paid in Capital (10) (11)	$512,457	$487,491	$235,112	$411,019	$574,052
Total Distributable Earnings (Loss)	79,057	184,379	54,999	194,515	242,061

Net Assets for Shares Outstanding (10) (11)	$591,514	$671,870	$290,111	$605,534	$816,113

Net Asset Value, Offering and Redemption Price per Share	$1.65	$2.72	$1.43	$2.17	$1.85

(1) Unaffiliated Investments, at Cost	$512,616	$524,571	$249,162	$443,611	$587,843
(10) Shares Outstanding	357,613	246,604	202,507	279,212	441,036
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2019 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$783,488	$1,798,318	$834,047	$303,426	$338,359
Investments in Repurchase Agreements, at Value (3)	–	–	–	144,000	–
Cash	–	–	–	–	14
Foreign Currency, at Value (4)	–	–	214	–	–
Receivable for Portfolio Shares Sold	317	329	277	221	134
Receivable for Investment Securities Sold	279	3,447	231	–	–
Variation Margin Receivable	–	–	–	–	22
Receivable for Foreign Currency	1	36	–	–	–
Prepaid Expenses and Other Assets	10	26	10	3	4
Dividends and Interest Receivable	2,141	5,116	2,071	247	1,921

Total Assets	786,236	1,807,272	836,850	447,897	340,454

Liabilities
Payable for Portfolio Shares Redeemed	225	366	195	1,228	60
Payable for Investment Securities Purchased	423	12,941	–	–	5,674
Accrued Foreign Capital Gains Tax	148	–	1,890	–	–
Payable for Foreign Currency	–	8	–	–	–
Investment Advisory Fees	483	790	655	117	96
Accrued Expenses	72	133	100	35	50

Total Liabilities	1,351	14,238	2,840	1,380	5,880

Net Assets	$784,885	$1,793,034	$834,010	$446,517	$334,574

Represented By:
Aggregate Paid in Capital (10) (11)	$629,868	$1,696,707	$711,864	$446,517	$326,327
Total Distributable Earnings (Loss)	155,017	96,327	122,146	–	8,247

Net Assets for Shares Outstanding (10) (11)	$784,885	$1,793,034	$834,010	$446,517	$334,574

Net Asset Value, Offering and Redemption Price per Share	$1.08	$1.65	$1.12	$1.00	$1.06

(1) Unaffiliated Investments, at Cost	$654,541	$1,716,989	$701,824	$303,426	$335,848
(3) Investments in Repurchase Agreements, at Cost	–	–	–	144,000	–
(4) Foreign Currency, at Cost	–	–	214	–	–
(10) Shares Outstanding	725,268	1,086,802	744,022	446,515	317,097
(11) Shares Authorized, $.01 Par Value	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2019 (in thousands)

	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$3,303,279	$191,196	$383,369	$833,192	$979,282
Investments in Repurchase Agreements, at Value (3)	–	–	–	–	160,700
Cash	–	–	–	1	128
Foreign Currency, at Value (4)	–	–	–	–	660
Cash Collateral for Derivative Positions	–	151	–	–	4,369
Receivable for Portfolio Shares Sold	487	36	127	120	266
Receivable for Investment Securities Sold	196,312	16,975	420	–	78,226
Receivable for Financing Transactions	–	111,556	–	–	–
Variation Margin Receivable	–	117	107	–	101
Outstanding Swap Contracts, at Value (8)	–	–	425	–	1,122
Receivable for Foreign Currency	–	–	–	–	1,202
Prepaid Expenses and Other Assets	41	2	5	11	12
Dividends and Interest Receivable	15,609	958	1,354	13,406	10,968

Total Assets	3,515,728	320,991	385,807	846,730	1,237,036

Liabilities
Payable for Portfolio Shares Redeemed	376	15	38	232	299
Payable for Investment Securities Purchased	322,389	22,324	–	–	207,529
Payable for Financing Transactions	–	144,882	–	–	–
Variation Margin Payable	–	20	–	–	523
Outstanding Options Written, at Value (6)	–	3	–	–	108
Securities Sold Short, at Value (7)	–	5,369	–	–	–
Payable for Reverse Repurchase Agreements	–	25,355	–	–	–
Outstanding Swap Contracts, at Value (9)	–	–	4,372	–	–
Payable for Foreign Currency	–	–	38	–	3,930
Collateral from Counterparty	–	–	14	–	2,100
Investment Advisory Fees	818	65	166	307	607
Deferred Income for Financing Transactions	–	71	–	–	–
Accrued Expenses	95	33	47	64	116

Total Liabilities	323,678	198,137	4,675	603	215,212

Net Assets	$3,192,050	$122,854	$381,132	$846,127	$1,021,824

Represented By:
Aggregate Paid in Capital (10) (11)	$3,043,278	$118,810	$373,785	$792,630	$952,829
Total Distributable Earnings (Loss)	148,772	4,044	7,347	53,497	68,995

Net Assets for Shares Outstanding (10) (11)	$3,192,050	$122,854	$381,132	$846,127	$1,021,824

Net Asset Value, Offering and Redemption Price per Share	$1.30	$1.12	$1.13	$0.75	$1.14

(1) Unaffiliated Investments, at Cost	$3,259,423	$183,909	$374,587	$824,457	$949,455
(3) Investments in Repurchase Agreements, at Cost	–	–	–	–	160,700
(4) Foreign Currency, at Cost	–	–	–	–	391
(6) Premiums Received on Options Written	–	10	–	–	152
(7) Proceeds Received from Short Sales	–	5,365	–	–	–
(8) Premiums Paid on Swap Contracts	–	332	–	–	4,926
(9) Premiums Received from Swap Contracts	–	52	4	–	5,267
(10) Shares Outstanding	2,463,004	109,837	337,636	1,131,942	896,731
(11) Shares Authorized, $.01 Par Value	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2019 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Assets
Unaffiliated Investments, at Value (1)	$130,968	$18,800
Affiliated Investments, at Value (2)	2,123,560	269,421
Receivable for Portfolio Shares Sold	227	19
Receivable for Investment Securities Sold	4,495	427
Prepaid Expenses and Other Assets	30	4
Dividends and Interest Receivable	14	3

Total Assets	2,259,294	288,674

Liabilities
Payable for Portfolio Shares Redeemed	426	34
Payable for Investment Securities Purchased	4,496	866
Investment Advisory Fees	98	13
Accrued Expenses	39	23

Total Liabilities	5,059	936

Net Assets	$2,254,235	$287,738

Represented By:
Aggregate Paid in Capital (10) (11)	$1,959,122	$244,687
Total Distributable Earnings (Loss)	295,113	43,051

Net Assets for Shares Outstanding (10) (11)	$2,254,235	$287,738

Net Asset Value, Offering and Redemption Price per Share	$1.49	$1.22

(1) Unaffiliated Investments, at Cost	$129,482	$18,502
(2) Affiliated Investments, at Cost	1,961,715	244,772
(10) Shares Outstanding	1,516,710	236,390
(11) Shares Authorized, $.01 Par Value	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2019 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Investment Income
Income
Interest (1)	$433	$171	$65	$230	$895
Unaffiliated Dividends (1)	11,098	11,352	9,536	9,418	69,493

Total Income	11,531	11,523	9,601	9,648	70,388

Expenses
Investment Advisory Fees	4,258	6,994	2,510	1,284	6,987
Custodian Fees	18	24	24	16	39
Shareholder Reporting Fees	29	39	21	8	76
Audit Fees	26	27	25	24	27
Valuation Services	1	–	2	–	8
Compliance Fees	12	11	10	9	19
Directors Fees	42	42	38	34	66
Professional Fees	12	10	9	9	16
Trade Name Fees	–	–	–	–	144
Other Expenses	5	5	3	1	19

Total Expenses	4,403	7,152	2,642	1,385	7,401

Less Waived Fees:
Paid by Affiliate	(112)	(1,156)	(27)	(11)	(299)

Net Expenses	4,291	5,996	2,615	1,374	7,102

Net Investment Income (Loss)	7,240	5,527	6,986	8,274	63,286
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	188,614	44,694	17,278	2,310	66,384
Futures Contracts	–	–	–	–	8,837
Foreign Currency Transactions	4	–	1	–	–

Net Realized Gain (Loss) on Investments	188,618	44,694	17,279	2,310	75,221

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	63,949	211,091	132,939	25,254	790,721
Futures Contracts	–	–	–	–	1,303

Net Change in Unrealized Appreciation (Depreciation) of Investments	63,949	211,091	132,939	25,254	792,024

Net Gain (Loss) on Investments	252,567	255,785	150,218	27,564	867,245

Net Increase (Decrease) in Net Assets Resulting from Operations	$259,807	$261,312	$157,204	$35,838	$930,531

(1) Net of Foreign Tax	$3	$327	$44	$51	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2019 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest (1)	$103	$234	$474	$24	$568
Unaffiliated Dividends (1)	4,961	22,018	36,718	8,966	14,507

Total Income	5,064	22,252	37,192	8,990	15,075

Expenses
Investment Advisory Fees	1,348	4,499	4,890	5,732	2,299
Custodian Fees	54	17	27	35	33
Shareholder Reporting Fees	9	40	37	36	51
Audit Fees	24	26	26	26	25
Valuation Services	7	1	2	1	6
Compliance Fees	9	11	11	12	11
Directors Fees	34	41	40	43	41
Professional Fees	9	10	10	10	11
Trade Name Fees	–	–	–	–	91
Other Expenses	1	5	4	6	5

Total Expenses	1,495	4,650	5,047	5,901	2,573

Less Waived Fees:
Paid by Affiliate	(39)	(131)	(354)	(10)	(210)

Net Expenses	1,456	4,519	4,693	5,891	2,363

Net Investment Income (Loss)	3,608	17,733	32,499	3,099	12,712
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	6,023	40,200	31,384	48,149	38,943
Futures Contracts	–	–	(7)	–	3,578
Foreign Currency Transactions	377	–	9	–	–

Net Realized Gain (Loss) on Investments	6,400	40,200	31,386	48,149	42,521

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	36,641	101,492	116,743	251,921	148,832
Futures Contracts	–	–	–	–	1,131
Foreign Currency Transactions	118	–	2	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	36,759	101,492	116,745	251,921	149,963

Net Gain (Loss) on Investments	43,159	141,692	148,131	300,070	192,484

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,767	$159,425	$180,630	$303,169	$205,196

(1) Net of Foreign Tax	$66	$–	$247	$34	$8

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2019 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Investment Income
Income
Interest (1)	$279	$185	$275	$215	$274
Unaffiliated Dividends (1)	13,245	4,030	3,802	7,605	17,420

Total Income	13,524	4,215	4,077	7,820	17,694

Expenses
Investment Advisory Fees	4,611	3,280	624	4,932	4,360
Custodian Fees	59	24	40	31	137
Shareholder Reporting Fees	54	44	26	52	59
Audit Fees	25	25	23	25	28
Valuation Services	17	2	8	2	15
Compliance Fees	10	10	9	10	11
Directors Fees	37	38	35	38	41
Professional Fees	9	10	11	9	32
Trade Name Fees	–	–	24	–	–
Other Expenses	3	3	1	3	3

Total Expenses	4,825	3,436	801	5,102	4,686

Less Waived Fees:
Paid by Affiliate	(758)	–	–	(40)	–

Net Expenses	4,067	3,436	801	5,062	4,686

Net Investment Income (Loss)	9,457	779	3,276	2,758	13,008
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(1,397)	38,612	12,126	32,292	4,659
Distributions of Realized Gains by Other Unaffiliated Investment Companies	–	–	–	29	–
Swap Contracts	–	–	35	–	–
Foreign Currency Transactions	635	–	–	–	(70)

Net Realized Gain (Loss) on Investments	(762)	38,612	12,161	32,321	4,589

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	127,361	142,894	33,866	97,406	197,364
Swap Contracts	–	–	2,102	–	–
Foreign Currency Transactions	53	–	–	–	9

Net Change in Unrealized Appreciation (Depreciation) of Investments	127,414	142,894	35,968	97,406	197,373

Net Gain (Loss) on Investments	126,652	181,506	48,129	129,727	201,962

Net Increase (Decrease) in Net Assets Resulting from Operations	$136,109	$182,285	$51,405	$132,485	$214,970

(1) Net of Foreign Tax	$171	$–	$1	$10	$543

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2019 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest (1)	$191	$935	$326	$9,845	$9,240
Unaffiliated Dividends (1)	21,139	64,920	25,128	–	–

Total Income	21,330	65,855	25,454	9,845	9,240

Expenses
Investment Advisory Fees	5,358	11,161	7,965	1,313	1,063
Custodian Fees	123	233	167	51	48
Shareholder Reporting Fees	49	102	63	13	29
Audit Fees	28	29	28	23	29
Valuation Services	15	15	14	9	49
Compliance Fees	11	14	11	10	9
Directors Fees	40	51	41	37	36
Professional Fees	33	28	40	7	9
Other Expenses	2	6	3	2	2

Total Expenses	5,659	11,639	8,332	1,465	1,274

Less Waived Fees:
Paid by Affiliate	(346)	(2,381)	(894)	–	–

Net Expenses	5,313	9,258	7,438	1,465	1,274

Net Investment Income (Loss)	16,017	56,597	18,016	8,380	7,966
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	14,490	(40,529)	2,359	6	576
Futures Contracts	–	–	–	–	856
Foreign Currency Transactions	(31)	(386)	(159)	–	–

Net Realized Gain (Loss) on Investments	14,459	(40,915)	2,200	6	1,432

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	140,437	186,730	119,302	–	4,752
Futures Contracts	–	–	–	–	(442)
Foreign Currency Transactions	27	37	15	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	140,464	186,767	119,317	–	4,310

Net Gain (Loss) on Investments	154,923	145,852	121,517	6	5,742

Net Increase (Decrease) in Net Assets Resulting from Operations	$170,940	$202,449	$139,533	$8,386	$13,708

(1) Net of Foreign Tax	$744	$1,690	$697	$–	$(1)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2019 (in thousands)

	Select Bond Portfolio	Long – Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi –Sector Bond Portfolio
Investment Income
Income
Interest (1)	$95,516	$3,925	$9,859	$50,810	$40,880

Total Income	95,516	3,925	9,859	50,810	40,880

Expenses
Investment Advisory Fees	9,344	654	1,981	3,439	7,408
Custodian Fees	94	30	32	21	186
Shareholder Reporting Fees	72	10	46	65	53
Audit Fees	41	38	27	41	44
Valuation Services	50	9	20	31	49
Compliance Fees	18	9	10	11	11
Directors Fees	65	33	36	41	42
Professional Fees	13	12	10	10	29
Interest Expense	–	693	–	–	114
Other Expenses	17	1	4	4	5

Total Expenses	9,714	1,489	2,166	3,663	7,941

Less Waived Fees:
Paid by Affiliate	(223)	(20)	(140)	–	(822)

Net Expenses	9,491	1,469	2,026	3,663	7,119

Net Investment Income (Loss)	86,025	2,456	7,833	47,147	33,761
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	120,013	161	2,042	638	3,438
Futures Contracts	–	3,414	(1,425)	–	15,281
Options Written	–	42	–	–	885
Short Sales	–	(124)	–	–	–
Swap Contracts	–	(184)	(932)	–	4,672
Foreign Currency Transactions	–	–	29	–	7,405
Reverse Repurchase Agreements	–	–	–	–	33

Net Realized Gain (Loss) on Investments	120,013	3,309	(286)	638	31,714

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	51,048	10,761	22,271	65,178	57,092
Futures Contracts	–	(1,272)	738	–	(6,510)
Options Written	–	10	–	–	77
Short Sales	–	24	–	–	–
Swap Contracts	–	(826)	920	–	9,619
Foreign Currency Transactions	–	–	(110)	–	(2,363)

Net Change in Unrealized Appreciation (Depreciation) of Investments	51,048	8,697	23,819	65,178	57,915

Net Gain (Loss) on Investments	171,061	12,006	23,533	65,816	89,629

Net Increase (Decrease) in Net Assets Resulting from Operations	$257,086	$14,462	$31,366	$112,963	$123,390

(1) Net of Foreign Tax	$(1)	$–	$–	$–	$1

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2019 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Investment Income
Income
Interest (1)	$2,662	$278
Unaffiliated Dividends (1)	1,055	193
Affiliated Dividends	44,634	5,145

Total Income	48,351	5,616

Expenses
Investment Advisory Fees	6,597	1,445
Custodian Fees	26	19
Shareholder Reporting Fees	27	9
Audit Fees	41	26
Valuation Services	1	1
Compliance Fees	15	9
Directors Fees	55	35
Professional Fees	11	10
Other Expenses	12	1

Total Expenses	6,785	1,555

Less Waived Fees:
Paid by Affiliate	(5,498)	(1,308)

Net Expenses	1,287	247

Net Investment Income (Loss)	47,064	5,369
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	5,307	624
Affiliated Investment Securities	14,610	1,230
Distributions of Realized Gains by Other Affiliated Investment Companies	64,480	10,889
Futures Contracts	2,409	292

Net Realized Gain (Loss) on Investments	86,806	13,035

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	5,071	1,073
Affiliated Investment Securities	220,215	32,143
Futures Contracts	(39)	36

Net Change in Unrealized Appreciation (Depreciation) of Investments	225,247	33,252

Net Gain (Loss) on Investments	312,053	46,287

Net Increase (Decrease) in Net Assets Resulting from Operations	$359,117	$51,656

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,240	$6,805	$5,527	$6,173	$6,986	$7,224
Net Realized Gain (Loss) on Investments	188,618	106,549	44,694	54,399	17,279	28,559
Net Change in Unrealized Appreciation (Depreciation) of Investments	63,949	(95,027)	211,091	(76,232)	132,939	(67,699)

Net Increase (Decrease) in Net Assets Resulting from Operations	259,807	18,327	261,312	(15,660)	157,204	(31,916)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(113,204)	(112,201)	(60,549)	(29,687)	(36,070)	(175,999)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(113,204)	(112,201)	(60,549)	(29,687)	(36,070)	(175,999)

Capital Transactions:
Shares Sold	25,555	30,152	32,210	41,239	16,596	16,770
Reinvestment of Distributions Paid	113,204	112,201	60,549	29,687	36,070	175,999
Shares Redeemed	(100,664)	(109,707)	(130,067)	(121,795)	(59,563)	(58,460)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	38,095	32,646	(37,308)	(50,869)	(6,897)	134,309

Total Increase (Decrease) in Net Assets	184,698	(61,228)	163,455	(96,216)	114,237	(73,606)
Net Assets Beginning of Period	898,626	959,854	849,169	945,385	518,971	592,577

End of Period	$1,083,324	$898,626	$1,012,624	$849,169	$633,208	$518,971

Portfolio Share Transactions:
Shares Sold	8,167	9,350	10,784	14,850	10,992	9,305
Reinvestment of Distributions Paid	38,426	34,166	20,539	10,174	24,031	114,285
Shares Redeemed	(31,910)	(33,587)	(43,119)	(42,895)	(39,195)	(31,045)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	14,683	9,929	(11,796)	(17,871)	(4,172)	92,545

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$8,274	$2,041	$63,286	$57,305	$3,608	$3,677
Net Realized Gain (Loss) on Investments	2,310	15,518	75,221	83,927	6,400	14,339
Net Change in Unrealized Appreciation (Depreciation) of Investments	25,254	(23,563)	792,024	(281,923)	36,759	(32,801)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,838	(6,004)	930,531	(140,691)	46,767	(14,785)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(17,396)	(9,381)	(139,383)	(83,810)	(17,988)	(17,825)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(17,396)	(9,381)	(139,383)	(83,810)	(17,988)	(17,825)

Capital Transactions:
Shares Sold	5,510	5,179	233,669	222,060	8,780	9,342
Reinvestment of Distributions Paid	17,396	9,381	139,383	83,810	17,988	17,825
Shares Redeemed	(20,830)	(20,960)	(306,061)	(294,365)	(23,347)	(21,043)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	2,076	(6,400)	66,991	11,505	3,421	6,124

Total Increase (Decrease) in Net Assets	20,518	(21,785)	858,139	(212,996)	32,200	(26,486)
Net Assets Beginning of Period	154,435	176,220	3,009,141	3,222,137	173,350	199,836

End of Period	$174,953	$154,435	$3,867,280	$3,009,141	$205,550	$173,350

Portfolio Share Transactions:
Shares Sold	4,586	4,273	44,202	44,068	8,809	9,035
Reinvestment of Distributions Paid	14,894	7,740	26,067	15,789	18,544	17,684
Shares Redeemed	(16,989)	(17,081)	(57,650)	(58,062)	(23,284)	(20,059)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	2,491	(5,068)	12,619	1,795	4,069	6,660

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Domestic Equity Portfolio		Equity Income Portfolio		Mid Cap Growth Stock Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$17,733	$15,947	$32,499	$18,166	$3,099	$2,056
Net Realized Gain (Loss) on Investments	40,200	40,633	31,386	48,110	48,149	47,139
Net Change in Unrealized Appreciation (Depreciation) of Investments	101,492	(77,719)	116,745	(137,665)	251,921	(119,657)

Net Increase (Decrease) in Net Assets Resulting from Operations	159,425	(21,139)	180,630	(71,389)	303,169	(70,462)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(56,580)	(43,137)	(65,431)	(76,785)	(48,747)	(183,778)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(56,580)	(43,137)	(65,431)	(76,785)	(48,747)	(183,778)

Capital Transactions:
Shares Sold	67,280	64,890	24,288	28,491	26,236	30,197
Reinvestment of Distributions Paid	56,580	43,137	65,431	76,785	48,748	183,778
Shares Redeemed	(78,394)	(90,499)	(95,340)	(96,826)	(119,019)	(113,798)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	45,466	17,528	(5,621)	8,450	(44,035)	100,177

Total Increase (Decrease) in Net Assets	148,311	(46,748)	109,578	(139,724)	210,387	(154,063)
Net Assets Beginning of Period	772,465	819,213	704,674	844,398	943,370	1,097,433

End of Period	$920,776	$772,465	$814,252	$704,674	$1,153,757	$943,370

Portfolio Share Transactions:
Shares Sold	39,915	38,131	14,304	15,812	8,175	8,943
Reinvestment of Distributions Paid	34,105	24,777	39,322	43,852	14,898	56,426
Shares Redeemed	(46,398)	(52,647)	(55,588)	(52,692)	(36,703)	(32,249)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	27,622	10,261	(1,962)	6,972	(13,630)	33,120

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 400 Stock Portfolio		Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$12,712	$11,704	$9,457	$8,036	$779	$640
Net Realized Gain (Loss) on Investments	42,521	61,226	(762)	47,626	38,612	88,443
Net Change in Unrealized Appreciation (Depreciation) of Investments	149,963	(173,088)	127,414	(123,415)	142,894	(155,661)

Net Increase (Decrease) in Net Assets Resulting from Operations	205,196	(100,158)	136,109	(67,753)	182,285	(66,578)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(71,654)	(68,601)	(58,194)	(58,046)	(88,795)	(51,016)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(71,654)	(68,601)	(58,194)	(58,046)	(88,795)	(51,016)

Capital Transactions:
Shares Sold	72,548	73,566	37,275	44,293	34,695	36,654
Reinvestment of Distributions Paid	71,654	68,601	58,194	58,046	88,795	51,016
Shares Redeemed	(77,234)	(77,187)	(53,813)	(69,221)	(65,732)	(77,355)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	66,968	64,980	41,656	33,118	57,758	10,315

Total Increase (Decrease) in Net Assets	200,510	(103,779)	119,571	(92,681)	151,248	(107,279)
Net Assets
Beginning of Period	792,780	896,559	471,943	564,624	520,622	627,901

End of Period	$993,290	$792,780	$591,514	$471,943	$671,870	$520,622

Portfolio Share Transactions:
Shares Sold	37,040	35,452	23,199	25,854	13,107	12,664
Reinvestment of Distributions Paid	37,476	32,792	37,424	34,613	35,718	16,926
Shares Redeemed	(39,222)	(36,515)	(33,386)	(38,167)	(24,149)	(26,019)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	35,294	31,729	27,237	22,300	24,676	3,571

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$3,276	$2,604	$2,758	$2,747	$13,008	$8,728
Net Realized Gain (Loss) on Investments	12,161	16,031	32,321	88,748	4,589	21,855
Net Change in Unrealized Appreciation (Depreciation) of Investments	35,968	(40,964)	97,406	(167,486)	197,373	(108,625)

Net Increase (Decrease) in Net Assets Resulting from Operations	51,405	(22,329)	132,485	(75,991)	214,970	(78,042)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(18,910)	(13,363)	(91,498)	(49,860)	(11,555)	(9,563)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(18,910)	(13,363)	(91,498)	(49,860)	(11,555)	(9,563)

Capital Transactions:
Shares Sold	41,873	45,237	24,975	23,128	56,589	78,000
Reinvestment of Distributions Paid	18,910	13,363	91,498	49,860	11,555	9,563
Shares Redeemed	(24,970)	(23,453)	(81,998)	(90,299)	(81,528)	(71,457)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	35,813	35,147	34,475	(17,311)	(13,384)	16,106

Total Increase (Decrease) in Net Assets	68,308	(545)	75,462	(143,162)	190,031	(71,499)
Net Assets
Beginning of Period	221,803	222,348	530,072	673,234	626,082	697,581

End of Period	$290,111	$221,803	$605,534	$530,072	$816,113	$626,082

Portfolio Share Transactions:
Shares Sold	30,152	29,990	11,416	9,601	34,640	50,417
Reinvestment of Distributions Paid	13,894	8,523	44,546	19,817	6,891	5,984
Shares Redeemed	(17,963)	(15,458)	(36,079)	(35,622)	(49,535)	(45,088)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	26,083	23,055	19,883	(6,204)	(8,004)	11,313

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Research International Core Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$16,017	$12,145	$56,597	$43,471	$18,016	$8,709
Net Realized Gain (Loss) on Investments	14,459	23,850	(40,915)	103,993	2,200	(10,700)
Net Change in Unrealized Appreciation (Depreciation) of Investments	140,464	(127,153)	186,767	(437,893)	119,317	(97,719)

Net Increase (Decrease) in Net Assets Resulting from Operations	170,940	(91,158)	202,449	(290,429)	139,533	(99,710)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(30,579)	(10,485)	(121,837)	(45,975)	(8,489)	(9,240)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(30,579)	(10,485)	(121,837)	(45,975)	(8,489)	(9,240)

Capital Transactions:
Shares Sold	82,088	95,574	135,633	134,477	91,156	134,734
Reinvestment of Distributions Paid	30,579	10,485	121,837	45,975	8,489	9,240
Shares Redeemed	(63,728)	(66,836)	(149,116)	(167,653)	(72,029)	(77,955)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	48,939	39,223	108,354	12,799	27,616	66,019

Total Increase (Decrease) in Net Assets	189,300	(62,420)	188,966	(323,605)	158,660	(42,931)
Net Assets
Beginning of Period	595,585	658,005	1,604,068	1,927,673	675,350	718,281

End of Period	$784,885	$595,585	$1,793,034	$1,604,068	$834,010	$675,350

Portfolio Share Transactions:
Shares Sold	82,156	96,319	82,824	73,779	86,825	133,512
Reinvestment of Distributions Paid	31,076	10,210	79,737	24,892	8,108	9,468
Shares Redeemed	(63,528)	(64,843)	(91,119)	(89,966)	(69,290)	(74,780)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	49,704	41,686	71,442	8,705	25,643	68,200

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Government Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$8,380	$6,509	$7,966	$6,410	$86,025	$82,061
Net Realized Gain (Loss) on Investments	6	1	1,432	(955)	120,013	(83,942)
Net Change in Unrealized Appreciation (Depreciation) of Investments	–	–	4,310	(1,176)	51,048	(3,374)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,386	6,510	13,708	4,279	257,086	(5,255)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(8,386)	(6,510)	(6,513)	(4,636)	(85,804)	(67,891)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(8,386)	(6,510)	(6,513)	(4,636)	(85,804)	(67,891)

Capital Transactions:
Shares Sold	216,196	197,800	64,924	44,754	240,747	363,798
Reinvestment of Distributions Paid	8,386	6,510	6,513	4,636	85,804	67,891
Shares Redeemed	(221,539)	(200,274)	(50,599)	(36,006)	(273,776)	(334,484)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	3,043	4,036	20,838	13,384	52,775	97,205

Total Increase (Decrease) in Net Assets	3,043	4,036	28,033	13,027	224,057	24,059
Net Assets
Beginning of Period	443,474	439,438	306,541	293,514	2,967,993	2,943,934

End of Period	$446,517	$443,474	$334,574	$306,541	$3,192,050	$2,967,993

Portfolio Share Transactions:
Shares Sold	216,196	197,800	61,913	43,395	188,816	295,214
Reinvestment of Distributions Paid	8,386	6,510	6,221	4,531	66,669	56,202
Shares Redeemed	(221,539)	(200,274)	(48,296)	(34,921)	(213,032)	(272,611)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	3,043	4,036	19,838	13,005	42,453	78,805

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,456	$2,709	$7,833	$9,216	$47,147	$45,363
Net Realized Gain (Loss) on Investments	3,309	(4,125)	(286)	(330)	638	1,585
Net Change in Unrealized Appreciation (Depreciation) of Investments	8,697	(988)	23,819	(19,406)	65,178	(68,201)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,462	(2,404)	31,366	(10,520)	112,963	(21,253)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(2,528)	(4,793)	(9,618)	(7,200)	(45,460)	(43,280)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,528)	(4,793)	(9,618)	(7,200)	(45,460)	(43,280)

Capital Transactions:
Shares Sold	15,239	13,282	39,741	47,277	47,523	50,266
Reinvestment of Distributions Paid	2,528	4,793	9,618	7,200	45,460	43,280
Shares Redeemed	(18,315)	(15,123)	(39,546)	(88,897)	(77,725)	(77,525)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(548)	2,952	9,813	(34,420)	15,258	16,021

Total Increase (Decrease) in Net Assets	11,386	(4,245)	31,561	(52,140)	82,761	(48,512)
Net Assets
Beginning of Period	111,468	115,713	349,571	401,711	763,366	811,878

End of Period	$122,854	$111,468	$381,132	$349,571	$846,127	$763,366

Portfolio Share Transactions:
Shares Sold	13,791	13,114	35,689	43,247	64,387	68,137
Reinvestment of Distributions Paid	2,194	4,941	8,603	6,666	62,790	60,112
Shares Redeemed	(16,666)	(14,873)	(35,493)	(81,415)	(105,722)	(105,671)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(681)	3,182	8,799	(31,502)	21,455	22,578

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets
Operations
Net Investment Income (Loss)	$33,761	$31,771	$47,064	$50,470	$5,369	$6,117
Net Realized Gain (Loss) on Investments	31,714	5,572	86,806	111,220	13,035	16,812
Net Change in Unrealized Appreciation (Depreciation) of Investments	57,915	(48,619)	225,247	(234,110)	33,252	(35,664)

Net Increase (Decrease) in Net Assets Resulting from Operations	123,390	(11,276)	359,117	(72,420)	51,656	(12,735)

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(44,581)	(26,878)	(163,253)	(101,798)	(23,174)	(12,682)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(44,581)	(26,878)	(163,253)	(101,798)	(23,174)	(12,682)

Capital Transactions:
Shares Sold	115,642	134,871	102,159	93,813	18,019	18,451
Reinvestment of Distributions Paid	44,581	26,878	163,253	101,798	23,173	12,682
Shares Redeemed	(92,151)	(89,633)	(272,394)	(263,510)	(31,447)	(33,418)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	68,072	72,116	(6,982)	(67,899)	9,745	(2,285)

Total Increase (Decrease) in Net Assets	146,881	33,962	188,882	(242,117)	38,227	(27,702)
Net Assets
Beginning of Period	874,943	840,981	2,065,353	2,307,470	249,511	277,213

End of Period	$1,021,824	$874,943	$2,254,235	$2,065,353	$287,738	$249,511

Portfolio Share Transactions:
Shares Sold	103,219	125,393	69,385	63,864	15,009	15,238
Reinvestment of Distributions Paid	40,019	25,477	114,243	69,868	20,012	10,498
Shares Redeemed	(82,440)	(83,748)	(185,487)	(179,627)	(26,372)	(27,594)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	60,798	67,122	(1,859)	(45,895)	8,649	(1,858)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2019 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,462
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(228,101)
Proceeds from Disposition of Investment Securities	126,897
Proceeds from Disposition (Purchase) of Short-Term Investments, net	(1,470)
Proceeds from (Payments for) Closed Futures Contracts and Cleared Swaps	1,116
Proceeds from Securities Sold Short	56,857
Cash Paid for Terminated Options Written	(12)
Premiums Received for Options Written	57
Amortization (Accretion) of Premium/Discount, net	77
(Increase) Decrease in:
Receivable for Investment Securities Sold	(13,282)
Dividends and Interest Receivable	(221)
Increase (Decrease) in:
Payable for Investment Advisory Fees	8
Accrued Expenses	(8)
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	(10,761)
Futures Contracts	1,272
Options Written	(10)
Short Sales	(24)
Swap Contracts	826
Net Realized (Gain) Loss from:
Investment Securities	(161)
Futures Contracts	(3,414)
Options Written	(42)
Paydowns	(1)
Short Sales	124
Swap Contracts	184

Total Adjustments	(70,089)

Net Cash (Used in) Provided by Operating Activities	(55,627)

Cash Flows from Financing Activities
Cash Received from Financing Transactions	2,290,730
Cash (Used for) Financing Transactions	(2,257,341)
Proceeds from Reverse Repurchase Agreements	86,786
Payments on Reverse Repurchase Agreements	(61,431)
Proceeds from Capital Shares Sold	15,222
Payment on Capital Shares Redeemed	(18,594)

Net Cash (Used in) Provided by Financing Activities	55,372

Net Increase (Decrease) in Cash and Cash Equivalents	(255)
Cash and Restricted Cash, Beginning of Period	406

Cash and Restricted Cash, End of Period	$151

Cash and Restricted Cash is the sum of Cash and Cash Collateral for Derivative Positions from the Statement of Assets and Liabilities. Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $2,528.

Interest paid was $462 for the period ended December 31, 2019.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Growth Stock Portfolio
2019	$2.75	$0.02	$0.77	$0.79	$(0.02)	$(0.34)
2018	3.03	0.02	0.08	0.10	(0.02)	(0.36)
2017	2.58	0.02	0.59	0.61	(0.03)	(0.13)
2016	2.81	0.03	0.04	0.07	(0.02)	(0.28)
2015	2.87	0.02	0.15	0.17	(0.02)	(0.21)
Focused Appreciation Portfolio
2019	$2.57	$0.02	$0.78	$0.80	$(0.02)	$(0.18)
2018	2.71	0.02	(0.07)	(0.05)	(0.01)	(0.08)
2017	2.08	0.02	0.68	0.70	(0.02)	(0.05)
2016	2.68	0.02	0.17	0.19	(0.01)	(0.78)
2015	2.63	0.01	0.34	0.35	—	(0.30)
Large Cap Core Stock Portfolio
2019	$1.31	$0.02	$0.39	$0.41	$(0.02)	$(0.08)
2018	1.96	0.02	(0.05)	(0.03)	(0.03)	(0.59)
2017	1.60	0.03	0.36	0.39	(0.03)	–
2016	1.54	0.03	0.09	0.12	(0.03)	(0.03)
2015	1.65	0.03	(0.08)	(0.05)	(0.04)	(0.02)
Large Cap Blend Portfolio
2019	$1.09	$0.06	$0.20	$0.26	$(0.01)	$(0.12)
2018	1.21	0.01	(0.06)	(0.05)	(0.01)	(0.06)
2017	1.07	0.01	0.20	0.21	(0.01)	(0.06)
2016	1.03	0.01	0.12	0.13	(0.01)	(0.08)
2015	1.12	0.01	(0.03)	(0.02)	(0.01)	(0.06)
Index 500 Stock Portfolio
2019	$4.59	$0.10	$1.32	$1.42	$(0.09)	$(0.13)
2018	4.93	0.09	(0.30)	(0.21)	(0.08)	(0.05)
2017	4.17	0.08	0.81	0.89	(0.08)	(0.05)
2016	3.88	0.08	0.37	0.45	(0.07)	(0.09)
2015	3.98	0.07	(0.03)	0.04	(0.07)	(0.07)
Large Company Value Portfolio
2019	$0.89	$0.02	$0.21	$0.23	$(0.02)	$(0.07)
2018	1.06	0.02	(0.09)	(0.07)	(0.02)	(0.08)
2017	1.02	0.02	0.08	0.10	(0.02)	(0.04)
2016	0.99	0.02	0.12	0.14	(0.02)	(0.09)
2015	1.15	0.02	(0.06)	(0.04)	(0.02)	(0.10)
Domestic Equity Portfolio
2019	$1.55	$0.03	$0.28	$0.31	$(0.03)	$(0.08)
2018	1.68	0.03	(0.07)	(0.04)	(0.03)	(0.06)
2017	1.54	0.03	0.18	0.21	(0.03)	(0.04)
2016	1.41	0.03	0.19	0.22	(0.03)	(0.06)
2015	1.44	0.03	(0.03)	0.00 (e)	(0.03)	–

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.36)	$3.18	29.68%	$1,083,324	0.43%	0.42%	0.71%	116.28%
(0.38)	2.75	1.26	898,626	0.43	0.42	0.68	47.87
(0.16)	3.03	24.27	959,854	0.43	0.42	0.78	57.70
(0.30)	2.58	2.47	837,980	0.43	0.43	0.97	65.66
(0.23)	2.81	6.01	860,348	0.43	0.42	0.82	50.12

$(0.20)	$3.17	31.97%	$1,012,624	0.75%	0.63%	0.58%	6.57%
(0.09)	2.57	(2.34)	849,169	0.75	0.63	0.65	7.12
(0.07)	2.71	33.62	945,385	0.75	0.63	0.66	3.50
(0.79)	2.08	5.87	771,800	0.76	0.63	0.83	9.38
(0.30)	2.68	13.64	778,837	0.76	0.63	0.27	131.33

$(0.10)	$1.62	31.19%	$633,208	0.45%	0.44%	1.19%	53.53%
(0.62)	1.31	(6.04)	518,971	0.45	0.44	1.23	64.61
(0.03)	1.96	24.87	592,577	0.45	0.44	1.56	100.72
(0.06)	1.60	7.57	514,495	0.45	0.45	1.96	6.83
(0.06)	1.54	(3.06)	509,411	0.45	0.44	2.04	13.36

$(0.13)	$1.22	23.97%	$174,953	0.82%	0.82%	4.92%	23.99%
(0.07)	1.09	(4.00)	154,435	0.82	0.82	1.20	25.22
(0.07)	1.21	19.02	176,221	0.81	0.81	0.75	16.09
(0.09)	1.07	13.99	164,752	0.82	0.81	0.97	21.12
(0.07)	1.03	(2.42)	153,841	0.81	0.81	0.99	16.11

$(0.22)	$5.79	31.18%	$3,867,280	0.21%	0.20%	1.81%	3.54%
(0.13)	4.59	(4.58)	3,009,141	0.21	0.20	1.74	4.16
(0.13)	4.93	21.52	3,222,137	0.21	0.21	1.82	2.92
(0.16)	4.17	11.73	2,678,914	0.21	0.21	1.97	3.28
(0.14)	3.88	1.17	2,386,253	0.21	0.21	1.87	4.17

$(0.09)	$1.03	27.66%	$205,550	0.77%	0.75%	1.86%	62.00%
(0.10)	0.89	(7.92)	173,350	0.76	0.74	1.89	60.83
(0.06)	1.06	11.10	199,836	0.75	0.73	2.15	53.45
(0.11)	1.02	15.36	195,773	0.75	0.72	2.07	79.86
(0.12)	0.99	(3.85)	174,429	0.74	0.71	1.49	52.53

$(0.11)	$1.75	20.77%	$920,776	0.54%	0.53%	2.08%	11.83%
(0.09)	1.55	(2.81)	772,465	0.54	0.53	1.92	14.33
(0.07)	1.68	13.78	819,213	0.55	0.54	1.91	12.37
(0.09)	1.54	14.98	720,940	0.55	0.55	2.00	12.24
(0.03)	1.41	(0.09)	610,458	0.56	0.55	2.06	14.15

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
Equity Income Portfolio
2019	$1.53	$0.07		$0.33	$0.40	$(0.04)		$(0.11)
2018	1.86	0.04		(0.19)	(0.15)	(0.04)		(0.14)
2017	1.72	0.04		0.23	0.27	(0.04)		(0.09)
2016	1.56	0.04		0.24	0.28	(0.03)		(0.09)
2015	1.77	0.03		(0.14)	(0.11)	(0.03)		(0.07)
Mid Cap Growth Stock Portfolio
2019	$2.69	$0.01		$0.87	$0.88	$(0.01)		$(0.14)
2018	3.46	0.01		(0.17)	(0.16)	(0.00	)(e)	(0.61)
2017	2.88	0.00	(e)	0.59	0.59	(0.01)		–
2016	3.11	0.01		0.02	0.03	(0.01)		(0.25)
2015	3.40	0.01		0.02	0.03	(0.00	)(e)	(0.32)
Index 400 Stock Portfolio
2019	$1.74	$0.03		$0.40	$0.43	$(0.02)		$(0.13)
2018	2.11	0.03		(0.24)	(0.21)	(0.02)		(0.14)
2017	1.96	0.02		0.27	0.29	(0.02)		(0.12)
2016	1.77	0.02		0.33	0.35	(0.02)		(0.14)
2015	1.96	0.02		(0.07)	(0.05)	(0.02)		(0.12)
Mid Cap Value Portfolio
2019	$1.43	$0.03		$0.37	$0.40	$(0.03)		$(0.15)
2018	1.83	0.03		(0.23)	(0.20)	(0.03)		(0.17)
2017	1.73	0.03		0.16	0.19	(0.03)		(0.06)
2016	1.54	0.03		0.32	0.35	(0.03)		(0.13)
2015	1.77	0.02		(0.04)	(0.02)	(0.03)		(0.18)
Small Cap Growth Stock Portfolio
2019	$2.35	$0.00	(e)	$0.79	$0.79	$(0.00	)(e)	$(0.42)
2018	2.88	0.00	(e)	(0.28)	(0.28)	–		(0.25)
2017	2.39	0.00	(e)	0.52	0.52	(0.00	)(e)	(0.03)
2016	2.37	0.00	(e)	0.28	0.28	(0.01)		(0.25)
2015	2.50	0.01		(0.01)	–	(0.00	)(e)	(0.13)
Index 600 Stock Portfolio
2019	$1.26	$0.02		$0.25	$0.27	$(0.00	)(e)	$(0.10)
2018	1.45	0.02		(0.13)	(0.11)	(0.02)		(0.06)
2017	1.36	0.01		0.16	0.17	(0.03)		(0.05)
2016	1.13	0.01		0.29	0.30	(0.01)		(0.06)
2015	1.16	0.01		(0.04)	(0.03)	–		(0.00	)(e)
Small Cap Value Portfolio
2019	$2.04	$0.01		$0.50	$0.51	$(0.01)		$(0.37)
2018	2.54	0.01		(0.31)	(0.30)	(0.01)		(0.19)
2017	2.42	0.02		0.25	0.27	(0.02)		(0.13)
2016	2.10	0.02		0.61	0.63	(0.02)		(0.29)
2015	2.38	0.02		(0.14)	(0.12)	(0.02)		(0.14)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.15)		$1.78	26.61%	$814,252	0.65%	0.61%	4.21%	18.23%
(0.18)		1.53	(9.35)	704,674	0.65	0.61	2.25	16.57
(0.13)		1.86	16.24	844,398	0.65	0.62	2.04	21.27
(0.12)		1.72	19.17	798,167	0.66	0.64	2.42	23.09
(0.10)		1.56	(6.74)	732,781	0.65	0.65	2.08	37.97

$(0.15)		$3.42	33.01%	$1,153,757	0.54%	0.54%	0.28%	29.79%
(0.61)		2.69	(7.38)	943,370	0.54	0.54	0.19	32.73
(0.01)		3.46	20.29	1,097,433	0.54	0.54	0.14	148.03
(0.26)		2.88	0.83	983,395	0.54	0.54	0.29	57.23
(0.32)		3.11	0.71	1,025,151	0.53	0.52	0.17	68.54

$(0.15)		$2.02	25.88%	$993,290	0.28%	0.26%	1.38%	16.43%
(0.16)		1.74	(11.33)	792,780	0.28	0.26	1.29	18.23
(0.14)		2.11	15.96	896,559	0.28	0.26	1.22	18.08
(0.16)		1.96	20.38	773,157	0.28	0.27	1.31	19.44
(0.14)		1.77	(2.38)	634,401	0.28	0.27	1.23	18.70

$(0.18)		$1.65	29.21%	$591,514	0.89%	0.75%	1.74%	43.65%
(0.20)		1.43	(12.85)	471,943	0.89	0.76	1.50	61.68
(0.09)		1.83	11.81	564,624	0.88	0.76	1.79	46.45
(0.16)		1.73	23.23	518,217	0.89	0.77	1.71	53.81
(0.21)		1.54	(1.33)	410,233	0.89	0.77	1.38	71.46

$(0.42)		$2.72	35.69%	$671,870	0.56%	0.56%	0.13%	42.17%
(0.25)		2.35	(11.71)	520,622	0.56	0.56	0.10	52.15
(0.03)		2.88	21.61	627,901	0.56	0.56	(0.01)	43.11
(0.26)		2.39	12.25	545,052	0.58	0.58	0.19	44.26
(0.13)		2.37	0.32	494,932	0.57	0.56	0.22	48.21

$(0.10)		$1.43	22.44%	$290,111	0.31%	0.31%	1.25%	32.91%
(0.08)		1.26	(8.78)	221,803	0.31	0.31	1.06	37.83
(0.08)		1.45	12.93	222,348	0.33	0.33	1.04	36.46
(0.07)		1.36	26.12	173,883	0.36	0.35	1.00	52.14
(0.00	)(e)	1.13	(2.35)	113,993	0.36	0.34	0.95	46.59

$(0.38)		$2.17	25.89%	$605,534	0.88%	0.87%	0.48%	25.34%
(0.20)		2.04	(12.73)	530,072	0.88	0.87	0.43	22.36
(0.15)		2.54	11.65	673,234	0.88	0.86	0.56	14.51
(0.31)		2.42	32.39	647,830	0.89	0.88	0.93	24.02
(0.16)		2.10	(5.45)	514,970	0.88	0.88	1.00	35.53

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
International Growth Portfolio
2019	$1.39	$0.03		$0.46	$0.49	$(0.02)		$(0.01)
2018	1.59	0.02		(0.20)	(0.18)	(0.02)		–
2017	1.24	0.02		0.35	0.37	(0.02)		–
2016	1.30	0.02		(0.07)	(0.05)	(0.01)		–
2015	1.34	0.02		(0.04)	(0.02)	(0.02)		–
Research International Core Portfolio
2019	$0.88	$0.02		$0.23	$0.25	$(0.02)		$(0.03)
2018	1.04	0.02		(0.16)	(0.14)	(0.02)		–
2017	0.82	0.02		0.22	0.24	(0.02)		–
2016	0.85	0.02		(0.03)	(0.01)	(0.01)		(0.01)
2015	0.90	0.02		(0.03)	(0.01)	(0.02)		(0.02)
International Equity Portfolio
2019	$1.58	$0.05		$0.14	$0.19	$(0.04)		$(0.08)
2018	1.91	0.04		(0.32)	(0.28)	(0.05)		–
2017	1.60	0.04		0.31	0.35	(0.04)		–
2016	1.61	0.04		0.00 (e)	0.04	(0.03)		(0.02)
2015	1.77	0.04		(0.08)	(0.04)	(0.05)		(0.07)
Emerging Markets Equity Portfolio
2019	$0.94	$0.02		$0.17	$0.19	$(0.01)		$–
2018	1.10	0.01		(0.16)	(0.15)	(0.01)		–
2017	0.87	0.02		0.22	0.24	(0.01)		–
2016	0.80	0.01		0.07	0.08	(0.01)		–
2015	0.93	0.01		(0.13)	(0.12)	(0.01)		–
Government Money Market Portfolio
2019	$1.00	$0.02		$–	$0.02	$(0.02)		$(0.00	)(e)
2018	1.00	0.02		–	0.02	(0.02)		(0.00	)(e)
2017	1.00	0.01		0.00 (e)	0.01	(0.01)		(0.00	)(e)
2016	1.00	0.00	(e)	–	0.00 (e)	(0.00	)(e)	(0.00	)(e)
2015	1.00	0.00	(e)	–	0.00 (e)	(0.00	)(e)	(0.00	)(e)
Short-Term Bond Portfolio
2019	$1.03	$0.03		$0.02	$0.05	$(0.02)		$–
2018	1.03	0.02		–	0.02	(0.02)		–
2017	1.03	0.02		(0.01)	0.01	(0.01)		–
2016	1.03	0.01		–	0.01	(0.01)		–
2015	1.03	0.01		0.00 (e)	0.01	(0.01)		–
Select Bond Portfolio
2019	$1.23	$0.04		$0.07	$0.11	$(0.04)		$–
2018	1.26	0.03		(0.03)	0.00 (e)	(0.03)		–
2017	1.26	0.03		0.02	0.05	(0.03)		(0.02)
2016	1.25	0.02		0.03	0.05	(0.03)		(0.01)
2015	1.27	0.02		(0.01)	0.01	(0.02)		(0.01)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.
(g)	Portfolio Turnover Rate excludes the impact of TBA transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.03)		$1.85	34.80%	$816,113	0.64%	0.64%	1.79%	20.66%
(0.02)		1.39	(11.28)	626,082	0.65	0.65	1.28	33.34
(0.02)		1.59	30.03	697,581	0.67	0.67	1.32	19.52
(0.01)		1.24	(3.41)	523,122	0.71	0.71	1.67	25.57
(0.02)		1.30	(1.73)	485,313	0.74	0.74	1.12	134.92

$(0.05)		$1.08	28.25%	$784,885	0.82%	0.77%	2.32%	17.55%
(0.02)		0.88	(13.66)	595,585	0.82	0.77	1.88	24.38
(0.02)		1.04	28.21	658,005	0.86	0.81	1.74	27.88
(0.02)		0.82	(1.12)	499,649	0.92	0.88	1.99	40.80
(0.04)		0.85	(1.11)	498,395	0.91	0.91	1.78	32.43

$(0.12)		$1.65	12.60%	$1,793,034	0.68%	0.54%	3.33%	42.61%
(0.05)		1.58	(15.41)	1,604,068	0.68	0.54	2.36	31.04
(0.04)		1.91	22.30	1,927,673	0.70	0.57	2.40	20.68
(0.05)		1.60	2.89	1,628,267	0.71	0.62	2.65	16.25
(0.12)		1.61	(2.21)	1,605,948	0.73	0.64	2.05	18.80

$(0.01)		$1.12	20.60%	$834,010	1.11%	0.99%	2.40%	22.42%
(0.01)		0.94	(13.75)	675,350	1.11	1.00	1.27	16.67
(0.01)		1.10	27.84	718,281	1.18	1.06	1.61	98.21
(0.01)		0.87	9.06	521,800	1.25	1.16	1.24	47.33
(0.01)		0.80	(12.24)	444,297	1.32	1.32	0.91	45.83

$(0.02)		$1.00	1.94%	$446,517	0.33%	0.33%	1.91%	–%
(0.02)		1.00	1.54	443,474	0.34	0.34	1.53	–
(0.01)		1.00	0.60	439,438	0.33	0.33	0.59	–
(0.00	)(e)	1.00	0.13	501,635	0.32	0.32	0.11	–
(0.00	)(e)	1.00	0.01	445,287	0.33	0.26	0.01	–

$(0.02)		$1.06	4.38%	$334,574	0.39%	0.39%	2.47%	56.20	%(g)
(0.02)		1.03	1.36	306,541	0.39	0.39	2.14	41.45	(g)
(0.01)		1.03	1.33	293,514	0.42	0.41	1.60	45.77
(0.01)		1.03	1.67	269,833	0.43	0.43	1.33	36.61
(0.01)		1.03	0.72	244,204	0.43	0.42	1.17	35.76

$(0.04)		$1.30	8.65%	$3,192,050	0.31%	0.30%	2.76%	402.78	%(g)
(0.03)		1.23	(0.21)	2,967,993	0.31	0.31	2.74	293.74	(g)
(0.05)		1.26	3.58	2,943,934	0.32	0.31	2.15	390.26	(g)
(0.04)		1.26	3.06	2,839,045	0.32	0.31	1.91	524.79	(g)
(0.03)		1.25	0.53	2,856,958	0.31	0.31	1.76	476.41	(g)

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Long-Term U.S. Government Bond Portfolio(s)
2019	$1.01	$0.02	$0.11	$0.13	$(0.02)	$–
2018	1.08	0.03	(0.06)	(0.03)	(0.02)	(0.02)
2017	1.06	0.03	0.05	0.08	(0.02)	(0.04)
2016	1.08	0.03	(0.01)	0.02	(0.02)	(0.02)
2015	1.12	0.03	(0.05)	(0.02)	(0.02)	–
Inflation Protection Portfolio
2019	$1.06	$0.02	$0.08	$0.10	$(0.03)	$–
2018	1.11	0.03	(0.06)	(0.03)	(0.02)	–
2017	1.09	0.02	0.01	0.03	(0.01)	(0.00	)(e)
2016	1.05	0.02	0.03	0.05	(0.01)	–
2015	1.10	0.01	(0.03)	(0.02)	(0.03)	–
High Yield Bond Portfolio
2019	$0.69	$0.04	$0.06	$0.10	$(0.04)	$–
2018	0.75	0.04	(0.06)	(0.02)	(0.04)	–
2017	0.74	0.04	0.01	0.05	(0.04)	–
2016	0.68	0.04	0.06	0.10	(0.04)	–
2015	0.72	0.04	(0.05)	(0.01)	(0.03)	–
Multi-Sector Bond Portfolio(s)
2019	$1.05	$0.04	$0.10	$0.14	$(0.05)	$–
2018	1.09	0.04	(0.05)	(0.01)	(0.03)	–
2017	1.05	0.04	0.04	0.08	(0.04)	–
2016	0.99	0.04	0.07	0.11	(0.05)	–
2015	1.08	0.04	(0.05)	(0.01)	(0.06)	(0.02)
Balanced Portfolio
2019	$1.36	$0.03	$0.22	$0.25	$(0.04)	$(0.08)
2018	1.47	0.03	(0.07)	(0.04)	(0.04)	(0.03)
2017	1.40	0.03	0.12	0.15	(0.03)	(0.05)
2016	1.38	0.02	0.07	0.09	(0.03)	(0.04)
2015	1.48	0.02	(0.02)	–	(0.03)	(0.07)
Asset Allocation Portfolio
2019	$1.10	$0.02	$0.21	$0.23	$(0.03)	$(0.08)
2018	1.21	0.03	(0.09)	(0.06)	(0.02)	(0.03)
2017	1.12	0.02	0.15	0.17	(0.03)	(0.05)
2016	1.11	0.02	0.06	0.08	(0.03)	(0.04)
2015	1.20	0.02	(0.03)	(0.01)	(0.02)	(0.06)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(s)

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios for the Long-Term U.S. Government Portfolio would be 0.67% and 0.65% respectively for the period ended December 31, 2019, 0.67% and 0.65% respectively in 2018, 0.67% and 0.65% respectively in 2017, 0.64% and 0.64% respectively in 2016, 0.67% and 0.64% respectively in 2015. The ratios for the Multi-Sector Bond Portfolio would be 0.82% and 0.73% respectively for the period ended December 31, 2019, and 0.81% and 0.74% respectively in 2018.

(g)	Portfolio Turnover Rate excludes the impact of TBA transactions.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.02)	$1.12	13.17%	$122,854	1.25%	1.23%	2.06%	4.79	%(g)
(0.04)	1.01	(2.04)	111,468	0.90	0.89	2.48	42.53	(g)
(0.06)	1.08	8.28	115,713	0.94	0.92	2.64	50.94	(g)
(0.04)	1.06	1.09	110,391	0.77	0.77	2.19	126.34	(g)
(0.02)	1.08	(1.47)	104,513	0.69	0.67	2.32	32.93	(g)

$(0.03)	$1.13	9.02%	$381,132	0.59%	0.55%	2.13%	39.66%
(0.02)	1.06	(2.61)	349,571	0.59	0.55	2.55	22.87
(0.01)	1.11	3.58	401,711	0.61	0.57	2.05	20.82
(0.01)	1.09	4.68	326,927	0.64	0.59	1.55	33.80
(0.03)	1.05	(2.20)	287,089	0.63	0.59	0.52	17.29

$(0.04)	$0.75	14.97%	$846,127	0.45%	0.45%	5.73%	33.09%
(0.04)	0.69	(2.71)	763,366	0.45	0.45	5.65	22.94
(0.04)	0.75	6.88	811,878	0.45	0.45	5.48	31.59
(0.04)	0.74	14.59	756,947	0.47	0.46	5.83	35.58
(0.03)	0.68	(1.36)	688,124	0.46	0.46	5.55	27.49

$(0.05)	$1.14	14.04%	$1,021,824	0.83%	0.74%	3.53%	29.78	%(g)
(0.03)	1.05	(1.30)	874,943	0.82	0.75	3.67	37.42	(g)
(0.04)	1.09	8.38	840,981	0.82	0.75	4.06	48.84
(0.05)	1.05	11.09	689,849	0.84	0.78	3.86	42.81
(0.08)	0.99	(2.22)	580,634	0.85	0.79	4.13	58.14	(g)

$(0.12)	$1.49	17.92%	$2,254,235	0.31%	0.06%	2.14%	16.68%
(0.07)	1.36	(3.45)	2,065,353	0.31	0.06	2.25	27.29
(0.08)	1.47	11.98	2,307,470	0.31	0.06	1.75	16.58
(0.07)	1.40	6.58	2,202,834	0.31	0.07	1.73	23.64
(0.10)	1.38	(0.12)	2,219,466	0.31	0.08	1.43	13.53

$(0.11)	$1.22	21.08%	$287,738	0.57%	0.09%	1.96%	15.44%
(0.05)	1.10	(4.88)	249,511	0.57	0.09	2.24	32.14
(0.08)	1.21	14.87	277,213	0.57	0.09	1.68	22.05
(0.07)	1.12	7.79	250,399	0.58	0.09	1.69	25.59
(0.08)	1.11	(0.43)	249,413	0.58	0.08	1.47	15.36

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by an affiliate, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds). The Government Money Market Portfolio is a government money market fund under Rule 2a-7 of the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2016 to 2019) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one

Notes to Financial Statements

or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 amends the amortization period for certain purchased callable debt securities, held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. The ASU has been adopted, and the impacts are reflected in the 2019 financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted. In 2018, management early adopted certain aspects that allow removal of certain disclosure requirements. Management is currently assessing the potential impact of the remaining requirements to future financial statements.

NOTE 3. SECURITY VALUATION

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•

Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or, when available, official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Equity securities traded only in the over- the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy where applicable.

Notes to Financial Statements

•

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•

Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•

Money market investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•

Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Centrally-cleared swaps and over-the-counter financial derivatives, such as foreign currency contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2019 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

Notes to Financial Statements

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments. As of December 31, 2019, there were no Portfolios that owned a material amount of Level 3 securities.

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser, Northwestern Mutual in its capacity as fund administrator, and State Street Bank and Trust Company in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing policy and procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of income and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statement of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. For the year ended December 31, 2019, the Long-Term U.S. Government Bond Portfolio entered into financing transactions utilizing various U.S. Treasury bonds.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or

Notes to Financial Statements

tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. As of December 31, 2019, there were no unfunded loan commitments outstanding.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. As of December 31, 2019, there were reverse repurchase agreements held in the Long-Term U.S. Government Bond Portfolio.

NOTE 5. DERIVATIVE INSTRUMENTS

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

Notes to Financial Statements

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsettng interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2019, are (amounts in thousands):

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	$109	Payables – Futures Variation Margin	$-
Large Company Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	16	Payables – Foreign Currency Purchased	56
Index 400 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	19	Payables – Futures Variation Margin	-
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	115	Payables – Foreign Currency Purchased	324

Notes to Financial Statements

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 600 Portfolio
Equity contracts	Receivables – Outstanding Swaps Contracts, at Value	$496	Payables – Outstanding Swaps Contracts, at Value	$-
International Growth Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	2	Payables – Foreign Currency Purchased	1
Research International Core Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	1	Payables – Foreign Currency Purchased	-
International Equity Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	36	Payables – Foreign Currency Purchased	8
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	22	Payables – Futures Variation Margin	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	44	Payables – Futures Variation Margin	20
Interest rate contracts	Receivables – Cleared Swap Variation Margin	73	Payables – Cleared Swap Variation Margin	-
Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	3
Inflation Protection Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	-	Payables – Foreign Currency Purchased	38
Interest rate contracts	Receivables – Futures Variation Margin	5	Payables – Futures Variation Margin
Inflation contracts	Receivables – Cleared Swap Variation Margin	102	Payables – Cleared Swap Variation Margin	-
Inflation contracts	Receivables – Outstanding Swaps Contracts, at Value	425	Payables – Outstanding Swaps Contracts, at Value	4,372
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	1,122	Payables – Outstanding Swaps Contracts, at Value	-
Credit contracts	Receivables – Cleared Swap Variation Margin	23	Payables – Cleared Swap Variation Margin	35
Foreign exchange contracts	Receivables – Foreign Currency Sold	1,202	Payables – Foreign Currency Purchased	3,930
Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	108
Interest rate contracts	Receivables – Futures Variation Margin	10	Payables – Futures Variation Margin	403
Interest rate contracts	Receivables – Cleared Swap Variation Margin	68	Payables – Cleared Swap Variation Margin	85

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2019 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$8,837	$-	$-	$8,837
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	377	-	377
Equity Income Portfolio
Equity contracts	-	(7)	9	-	2

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Index 400 Stock Portfolio
Equity contracts	$-	$3,578	$-	$-	$3,578
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	634	-	634
Index 600 Stock Portfolio
Equity contracts	-	-	-	35	35
International Growth Portfolio
Foreign currency exchange contracts	-	-	(70)	-	(70)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(31)	-	(31)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(386)	-	(386)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(159)	-	(159)
Short-Term Bond Portfolio
Interest rate contracts	-	856	-	-	856
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	42	3,414	-	(184)	3,272
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	29	-	29
Interest rate contracts	-	(1,425)	-	-	(1,425)
Credit contracts	-	-	-	(102)	(102)
Inflation contracts	-	-	-	(830)	(830)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	8,376	8,376
Foreign currency exchange contracts	-	-	7,405	-	7,405
Interest rate contracts	885	15,281	-	(3,704)	12,462
Balanced Portfolio
Equity contracts	-	2,408	-	-	2,408
Asset Allocation Portfolio
Equity contracts	-	292	-	-	292

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the year ended December 31, 2019 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$1,303	$-	$-	$1,303
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	118	-	118
Equity Income Portfolio
Foreign currency exchange contracts	-	-	2	-	2
Index 400 Stock Portfolio
Equity contracts	-	1,132	-	-	1,132
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	53	-	53
Index 600 Stock Portfolio
Equity Contracts	-	-	-	2,102	2,102
International Growth Portfolio
Foreign currency exchange contracts	-	-	9	-	9
Research International Core Portfolio
Foreign currency exchange contracts	-	-	27	-	27

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
International Equity Portfolio
Foreign currency exchange contracts	$-	$-	$37	$-	$37
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	15	-	15
Short-Term Bond Portfolio
Interest rate contracts	-	(442)	-	-	(442)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	10	(1,272)	-	(826)	(2,088)
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	(110)	-	(110)
Interest rate contracts	-	738	-	-	738
Inflation contracts	-	-	-	920	920
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	8,178	8,178
Foreign currency exchange contracts	-	-	(2,363)	-	(2,363)
Interest rate contracts	77	(6,510)	-	1,444	(4,989)
Balanced Portfolio
Equity contracts	-	(39)	-	-	(39)
Asset Allocation Portfolio
Equity contracts	-	36	-	-	36

Volumes on derivative instruments by contract type and primary risk exposure, for the year ended December 31, 2019 are:

Portfolio	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	-	262	-	-	-
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	16,439	-	-
Equity Income Portfolio
Equity contracts	-	4	-	-	-
Index 400 Stock Portfolio
Equity contracts	-	111	-	-	-
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	43,253	-	-
Index 600 Stock Portfolio
Equity contracts	-	-	-	9	-
International Growth Portfolio
Foreign currency exchange contracts	-	-	843	-	-
Research International Core Portfolio
Foreign currency exchange contracts	-	-	1	-	-
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	3	-	-
Short-Term Bond Portfolio
Interest rate contracts	-	389	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	34	527	-	18,343	-

Notes to Financial Statements

Portfolio	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	3,010	-	-
Credit contracts	-	-	-	3,640	-
Interest rate contracts	-	246	-	-	-
Inflation contracts	-	-	-	120,650	-
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	251,785	-
Foreign currency exchange contracts	-	-	594,489	-	-
Interest rate contracts	53,024	1,588	-	347,725	30,900
Balanced Portfolio
Equity contracts	-	30	-	-	-
Asset Allocation Portfolio
Equity contracts	-	5	-	-	-

NOTE 6. PORTFOLIO RISK

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that governs repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that governs certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances. Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of counterparty would allow the fund to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Notes to Financial Statements

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of nettng arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master nettng or similar agreements. The amount of collateral, for the year ended December 31, 2019, has been limited such that the net amount cannot be less than zero.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral as of period end:

Large Company Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Morgan Stanley Capital Services	$16	$-	$16	$(56)	$-	$(56)	$(40)	$-	$(40)

Total	$16	$-	$16	$(56)	$-	$(56)	$(40)	$-	$(40)

Mid Cap Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Goldman Sachs International	$-	$-	$-	$(136)	$-	$(136)	$(136)	$-	$(136)
Morgan Stanley Capital Services, Inc.	115	-	115	(188)	-	(188)	(73)	73	-

Total	$115	$-	$115	$(324)	$-	$(324)	$(209)	$73	$(136)

Index 600 Stock Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
JP Morgan Chase Bank NA	$-	$496	$496	$-	$-	$-	$496	$(496)	$-

Total	$-	$496	$496	$-	$-	$-	$496	$(496)	$-

Inflation Protection Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$-	$9	$9	$-	$(1,575)	$(1,575)	$(1,566)	$1,566	$-
Barclays Bank PLC	-	2	2	-	(2,468)	(2,468)	(2,466)	-	(2,466)
Goldman Sachs International	-	414	414	-	(329)	(329)	85	-	85
Morgan Stanley Capital Services, Inc.	-	-	-	(38)	-	(38)	(38)	-	(38)

Total	$-	$425	$425	$(38)	$(4,372)	$(4,410)	$(3,985)	$1,566	$(2,419)

Notes to Financial Statements

Multi-Sector Bond Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Written Options	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$42	$-	$42	$(92)	$-	$(92)	$(50)	$-	$(50)
Barclays Bank PLC	6	161	167	-	-	-	167	-	167
BNP Paribas SA	413	1	414	(1,338)	-	(1,338)	(924)	319	(605)
Goldman Sachs International	691	479	1,170	(75)	(93)	(168)	1,002	(1,002)	-
HSBC Bank USA NA	-	152	152	-	-	-	152	(152)	-
JP Morgan Chase Bank NA	46	215	261	(1)	-	(1)	260	(210)	50
Morgan Stanley Capital Services	-	110	110	-	-	-	110	-	110
Royal Bank of Scotland PLC	-	-	-	(426)	-	(426)	(426)	61	(365)
UBS AG	4	4	8	(1,998)	-	(1,998)	(1,990)	1,788	(202)

Total	$1,202	$1,122	$2,324	$(3,930)	$(93)	$(4,023)	$(1,699)	$804	$(895)

The following is a summary by counterparty of the market value of repurchase agreements, financing transactions, collateral and net exposure as of period end:

Government Money Market Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of Montreal	$15,000	$-	$-	$15,000	$(15,000)	$-
Bank of Nova Scotia	9,000	-	-	9,000	(9,000)	-
BNP Paribas SA	39,000	-	-	39,000	(39,000)	-
Citigroup Global Markets	20,000	-	-	20,000	(20,000)	-
Goldman Sachs International	10,000	-	-	10,000	(10,000)	-
HSBC Bank USA	5,000	-	-	5,000	(5,000)	-
Mitsubishi UFJ Securities USA	10,000	-	-	10,000	(10,000)	-
Mizuho Bank	10,000	-	-	10,000	(10,000)	-
Natixis SA	20,000	-	-	20,000	(20,000)	-
TD Securities USA	6,000	-	-	6,000	(6,000)	-

Total	$144,000	$-	$-	$144,000	$(144,000)	$-

Long-Term US Government Bond Portfolio

Counterparty	Payable for Short Sales	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Barclays Bank PLC	$-	$-	$(2,101)	$(2,101)	$2,097	$(4)
Goldman Sachs International	(3,290)	-	(111,567)	(114,857)	111,557	(3,300)
Morgan Stanley Capital Services	(1,131)	-	(31,214)	(32,345)	31,214	(1,131)
Credit Suisse AG	(948)	-	-	(948)	-	(948)
Bank of Montreal	-	(13,230)	-	(13,230)	13,230	-
NatWest Markets Securities, Inc.	-	(12,125)	-	(12,125)	12,125	-

Total	$(5,369)	$(25,355)	$(144,882)	$(175,606)	$170,223	$(5,383)

Multi-Sector Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Barclays Bank PLC	$13,300	$-	$-	$13,300	$(13,300)	$-
Deutsche Bank AG	36,700	-	-	36,700	(36,700)	-
JP Morgan Chase Bank NA	110,700	-	-	110,700	(110,700)	-

Total	$160,700	$-	$-	$160,700	$(160,700)	$-

Notes to Financial Statements

NOTE 7. INVESTMENT ADVISORY, SUB-ADVISORY, AND COMPLIANCE FEES

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, an affiliate and wholly-owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Notes to Financial Statements

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees, fees for class actions, other passive securities litigation and anti-trust claim filing services and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2020
Large Cap Blend Portfolio	0.85%	April 30, 2020
Large Company Value Portfolio	0.80%	April 30, 2020
Domestic Equity Portfolio	0.75%	April 30, 2020
Equity Income Portfolio	0.75%	April 30, 2020
Mid Cap Value Portfolio	1.00%	April 30, 2020
Index 600 Stock Portfolio	0.35%	April 30, 2020
Small Cap Value Portfolio	1.00%	April 30, 2020
International Growth Portfolio	1.10%	April 30, 2020
Research International Core Portfolio	1.15%	April 30, 2020
Emerging Markets Equity Portfolio	1.50%	April 30, 2020
Short-Term Bond Portfolio	0.45%	April 30, 2020
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2020
Inflation Protection Portfolio	0.65%	April 30, 2020
Multi-Sector Bond Portfolio	0.90%	April 30, 2020
Asset Allocation Portfolio	0.75%	April 30, 2020

Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, 0.38% on the next $500 million, and 0.36% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.37% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Large Cap Blend Portfolio — Effective May 1, 2019, MSA has agreed to waive a portion of its management fee such that the management fee is 0.76% on the Portfolio’s first $150 million of average net assets, 0.69% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Index 500 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Notes to Financial Statements

Large Company Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Domestic Equity Portfolio — For the period from January 1, 2019 through April 30, 2019, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.47% on the next $500 million, and 0.45% on the average net assets in excess of $1 billion. Effective May 1, 2019, MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.46% on the next $500 million, and 0.44% on the average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Equity Income Portfolio — For the period from January 1, 2019 through April 30, 2019, MSA agreed to waive a portion of its management fee such that the management fee was 0.62% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. Effective May 1, 2019, MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Mid Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Mid Cap Value Portfolio — For the period from January 1, 2019 through April 30, 2019, MSA agreed to waive a portion of its management fee such that the management fee was 0.79% on the Portfolio’s first $150 million of average net assets, 0.69% on the next $350 million, and 0.66% on the average net assets in excess of $500 million. Effective May 1, 2019, MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.68% on the next $350 million, and 0.65% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

International Growth Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Research International Core Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% on the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

International Equity Portfolio — For the period from January 1, 2019 through April 30, 2019, MSA agreed to waive a portion of its management fee such that the management fee was 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.47% on the next $500 million, and 0.41% on the average net assets in excess of $1.5 billion. Effective May 1, 2019, MSA has agreed to waive a portion of its management fee such that the management fee is 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.46% on the next $500 million, and 0.40% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Notes to Financial Statements

Emerging Markets Equity Portfolio — For the period from January 1, 2019 through April 30, 2019, MSA agreed to waive a portion of its management fee such that its management fee was 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Effective May 1, 2019, MSA has agreed to waive a portion of its management fee such that its management fee is 1.00% on the Portfolio’s first $250 million of average net assets, 0.92% on the next $250 million, 0.89% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Government Money Market Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Select Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Long-Term U.S. Government Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Inflation Protection Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

High Yield Bond Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Multi-Sector Bond Portfolio — For the period from January 1, 2019 through April 30, 2019, MSA agreed to waive a portion of its management fee such that the management fee was 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.67% on average net assets in excess of $500 million. Effective May 1, 2019, MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2020.

Waivers are not recoupable in future periods.

Notes to Financial Statements

With respect to certain Portfolios, MSA has engaged and oversees unaffiliated sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

NOTE 8. FEDERAL INCOME TAX MATTERS

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, passive foreign investment companies, and financing transactions.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

A summary of the Portfolios’ capital loss carryovers as of December 31, 2019 is provided below:

	Short-Term Loss Carryover	Long-Term Loss Carryover	Losses Utilized
	(Amounts in thousands)
Mid Cap Value Portfolio	$-	$972	$-
International Equity Portfolio	8,477	32,052	-
Emerging Markets Equity Portfolio	-	25,681	2,106
Short-Term Bond Portfolio	589	1,582	915
Select Bond Portfolio	-	-	94,989
Long-Term U.S. Government Bond Portfolio	-	-	3,437
Inflation Protection Portfolio	-	3,162	-
High Yield Bond Portfolio	-	2,799	591
Multi-Sector Bond Portfolio	-	-	19,803

Capital losses are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2019 and 2018 was as follows:

	2019 Distributions Paid From:		2018 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$6,805	$106,399	$19,301	$92,900
Focused Appreciation Portfolio	6,173	54,376	5,061	24,625
Large Cap Core Stock Portfolio	13,646	22,424	13,132	162,866
Large Cap Blend Portfolio	2,532	14,864	1,436	7,945
Index 500 Stock Portfolio	56,663	82,720	55,595	28,215
Large Company Value Portfolio	6,196	11,792	6,580	11,246
Domestic Equity Portfolio	16,003	40,576	16,392	26,745
Equity Income Portfolio	18,939	46,492	18,363	58,421
Mid Cap Growth Stock Portfolio	39,746	9,001	48,744	135,034
Index 400 Stock Portfolio	14,492	57,161	11,291	57,311
Mid Cap Value Portfolio	14,500	43,694	14,430	43,616
Small Cap Growth Stock Portfolio	16,390	72,405	6,699	44,317
Index 600 Stock Portfolio	3,823	15,086	5,807	7,556

Notes to Financial Statements

	2019 Distributions Paid From:		2018 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Small Cap Value Portfolio	$3,918	$87,580	$4,714	$45,147
International Growth Portfolio	9,182	2,373	9,563	-
Research International Core Portfolio	11,737	18,842	10,485	-
International Equity Portfolio	43,077	78,760	45,976	-
Emerging Markets Equity Portfolio	8,489	-	9,240	-
Government Money Market Portfolio	8,386	-	6,510	-
Short-Term Bond Portfolio	6,513	-	4,636	-
Select Bond Portfolio	85,804	-	67,892	-
Long-Term U.S. Government Bond Portfolio	2,528	-	4,123	671
Inflation Protection Portfolio	9,618	-	7,199	-
High Yield Bond Portfolio	45,460	-	43,280	-
Multi-Sector Bond Portfolio	44,581	-	26,878	-
Balanced Portfolio	51,405	111,848	55,333	46,465
Asset Allocation Portfolio	6,129	17,044	6,104	6,578

As of December 31, 2019 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in thousands)
Growth Stock Portfolio	$7,243	$188,737	$-	$184,589
Focused Appreciation Portfolio	5,853	44,520	-	391,003
Large Cap Core Stock Portfolio	8,189	16,446	-	114,568
Large Cap Blend Portfolio	8,282	2,310	-	44,616
Index 500 Stock Portfolio	67,113	72,356	-	2,222,388
Large Company Value Portfolio	4,036	6,787	-	21,952
Domestic Equity Portfolio	17,733	40,200	-	257,632
Equity Income Portfolio	33,855	29,981	-	144,403
Mid Cap Growth Stock Portfolio	3,099	49,141	-	180,508
Index 400 Stock Portfolio	12,712	43,558	-	237,729
Mid Cap Value Portfolio	9,956	-	(972)	70,084
Small Cap Growth Stock Portfolio	8,760	30,789	-	144,830
Index 600 Stock Portfolio	6,045	9,975	-	39,003
Small Cap Value Portfolio	4,829	31,267	-	158,419
International Growth Portfolio	13,439	3,199	-	226,387
Research International Core Portfolio	17,144	13,796	-	125,249
International Equity Portfolio	56,976	-	(40,529)	81,178
Emerging Markets Equity Portfolio	18,262	-	(25,681)	131,460
Government Money Market Portfolio	-	-	-	-
Short-Term Bond Portfolio	8,186	-	(2,171)	2,602
Select Bond Portfolio	108,722	-	-	40,073
Long-Term U.S. Government Bond Portfolio	9,500	2,162	-	(6,798)
Inflation Protection Portfolio	7,844	-	(3,162)	4,994
High Yield Bond Portfolio	47,246	-	(2,799)	9,050
Multi-Sector Bond Portfolio	42,444	185	-	33,115
Balanced Portfolio	58,431	73,855	-	162,835
Asset Allocation Portfolio	7,006	11,152	-	24,893

NOTE 9. VOLUNTARY REIMBURSEMENTS

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 79% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Notes to Financial Statements

Voluntary reimbursements for the year ended December 31, 2019 are summarized below:

Portfolio	2019 Reimbursements
International Growth Portfolio	$858,932
International Equity Portfolio	5,395,054
Research International Core Portfolio	1,652,751
Emerging Markets Equity Portfolio	1,371,574

NOTE 10. GUARANTEES

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of material loss to be remote.

NOTE 11. INVESTMENT INCOME AND SECURITIES TRANSACTIONS

For the year ended December 31, 2019, transactions in securities other than short term investments were:

Portfolios	Non-U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non-U.S. Govt. Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Growth Stock Portfolio	$1,168,402	$-	$1,213,618	$-
Focused Appreciation Portfolio	61,990	-	144,629	-
Large Cap Core Stock Portfolio	312,898	-	346,769	-
Large Cap Blend Portfolio	37,668	-	53,001	-
Index 500 Stock Portfolio	121,826	-	126,631	-
Large Company Value Portfolio	116,612	-	128,277	-
Domestic Equity Portfolio	128,322	-	99,411	-
Equity Income Portfolio	138,322	-	192,360	-
Mid Cap Growth Stock Portfolio	326,177	-	419,549	-
Index 400 Stock Portfolio	156,315	-	147,042	-
Mid Cap Value Portfolio	229,821	-	231,169	-
Small Cap Growth Stock Portfolio	253,325	-	281,941	-
Index 600 Stock Portfolio	102,498	-	82,107	-
Small Cap Value Portfolio	143,767	-	186,883	-
International Growth Portfolio	168,460	-	147,911	-
Research International Core Portfolio	151,785	-	119,425	-
International Equity Portfolio	703,359	-	702,592	-
Emerging Markets Equity Portfolio	206,815	-	165,098	-
Short-Term Bond Portfolio	150,288	84,425	116,189	63,710
Select Bond Portfolio	3,979,480	8,654,392	3,759,313	8,669,617
Long-Term U.S. Government Bond Portfolio	2,357	63,051	7	7,048
Inflation Protection Portfolio	97,174	68,582	65,939	72,603
High Yield Bond Portfolio	260,386	-	260,644	-
Multi-Sector Bond Portfolio	266,651	50,765	186,686	51,767
Balanced Portfolio	347,605	-	357,904	-
Asset Allocation Portfolio	46,674	-	40,422	-

Notes to Financial Statements

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the year ended December 31, 2019 are as follows:

Portfolio	Value at 12/31/2018	Purchases	Sales	Value at 12/31/2019	Change in Unrealized Appreciation /Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2019
				(Amounts in thousands)
Balanced:
Growth Stock	$125,484	$15,530	$13,400	$148,423	$18,212	$2,597	$933	$14,596	13.7%
Focused Appreciation	65,037	4,480	10,200	74,798	12,702	2,778	457	4,023	7.4%
Large Cap Core Stock	63,284	4,341	7,700	74,685	14,634	126	855	3,487	11.8%
Large Cap Blend	66,379	7,369	7,600	74,166	6,261	1,757	799	6,570	42.4%
Large Company Value	64,660	6,595	7,500	74,455	10,405	295	1,582	5,013	36.2%
Domestic Equity	67,231	4,673	5,600	75,145	7,003	1,838	1,308	3,364	8.2%
Equity Income	64,672	6,037	6,700	74,664	9,894	761	1,648	4,388	9.2%
Mid Cap Growth Stock	88,838	4,098	17,500	98,796	25,571	(2,211)	169	3,930	8.6%
Mid Cap Value	85,154	9,987	6,500	102,576	13,539	397	1,525	8,462	17.3%
Small Cap Growth Stock	19,908	6,721	5,500	25,186	3,202	855	18	2,703	3.7%
Small Cap Value	29,958	7,044	16,000	24,746	2,872	872	91	2,954	4.1%
International Growth	41,168	3,463	4,000	53,687	12,403	653	566	146	6.6%
Research International Core	102,333	10,327	8,000	127,977	21,145	2,171	1,853	2,974	16.3%
International Equity	38,248	5,643	-	45,974	2,084	-	1,023	1,870	2.6%
Emerging Markets Equity	9,714	11,622	-	23,277	1,941	-	122	-	2.8%
Select Bond	819,476	59,312	41,000	886,562	46,719	2,055	23,812	-	27.8%
High Yield Bond	130,276	7,873	11,000	138,443	11,628	(334)	7,873	-	16.4%

	$1,881,820	$175,115	$168,200	$2,123,560	$220,215	$14,610	$44,634	$64,480

Asset Allocation:
Growth Stock	$18,864	$2,399	$1,300	$23,079	$2,866	$249	$144	$2,256	2.1%
Focused Appreciation	9,769	691	1,170	11,626	2,017	319	70	622	1.1%
Large Cap Core Stock	10,734	754	950	13,059	2,505	17	148	606	2.1%
Large Cap Blend	11,335	1,279	1,000	12,980	1,133	234	139	1,140	7.4%
Large Company Value	9,804	1,020	870	11,581	1,594	33	245	775	5.6%
Domestic Equity	9,998	725	370	11,679	1,206	120	203	522	1.3%
Equity Income	9,620	933	540	11,608	1,535	58	255	678	1.4%
Mid Cap Growth Stock	12,844	612	2,125	14,742	3,659	(247)	25	586	1.3%
Mid Cap Value	12,228	1,462	675	15,020	1,968	37	223	1,239	2.5%
Small Cap Growth Stock	4,736	1,494	675	6,495	800	140	5	739	1.0%
Small Cap Value	6,151	1,593	1,925	6,468	535	114	25	818	1.1%
International Growth	7,803	518	300	10,567	2,497	49	114	29	1.3%
Research International Core	17,045	1,601	300	22,325	3,897	81	327	524	2.8%
International Equity	7,291	926	-	8,605	389	-	195	356	0.5%
Emerging Markets Equity	1,920	1,524	-	3,824	379	-	24	-	0.5%
Select Bond	56,264	5,821	2,500	62,926	3,270	71	1,721	-	2.0%
High Yield Bond	21,209	1,282	1,500	22,838	1,892	(45)	1,282	-	2.7%

	$227,615	$24,634	$16,200	$269,422	$32,142	$1,230	$5,145	$10,890

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (Hi) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the year ended December 31, 2019, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Portfolio	Cross Trade Purchases
Large Cap Core Portfolio	$2,765
Large Company Value Portfolio	1,897
Mid Cap Growth Stock Portfolio	613

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gain (Loss) on Sales
Large Cap Core Portfolio	$2,091	$218
Large Company Value Portfolio	1,564	67
Mid Cap Growth Stock Portfolio	539	(143)

Notes to Financial Statements

Portfolio	Cross Trade Purchases
Mid Cap Value Portfolio	$2,541
Small Cap Growth Portfolio	751
Small Cap Value Portfolio	270
International Growth Portfolio	4,066
Research International Core Portfolio	294
High Yield Bond Portfolio	2,422

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gain (Loss) on Sales
Mid Cap Value Portfolio	$1,114	$52
Small Cap Value Portfolio	904	(1,412)
International Equity Portfolio	3,983	(981)
International Growth Portfolio	7,094	221
Research International Core Portfolio	95	30

NOTE 12. LITIGATION

The Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in two lawsuits relating to their receipt of proceeds from the 2007 Tribune Co. leveraged buy-out (“Tribune LBO”) transaction. One lawsuit asserts that the directors and officers of Tribune Co. intentionally defrauded Tribune creditors because Tribune was either insolvent or rendered insolvent by the transactions. Counsel for the Series Fund and other institutional defendants filed a motion to dismiss the intentional fraudulent transfer case in the Southern District of New York and the district court judge granted the motion to dismiss without leave to amend. The dismissal is being appealed to the U.S. Court of Appeals for the Second Circuit. The other set of lawsuits asserts that the transfer of proceeds to the above-noted Portfolios (and other shareholders) as part of the Tribune LBO were constructively fraudulent. Following the consolidation of the cases in the United States District Court for the Southern District of New York, the district court judge granted the motion to dismiss the constructive fraud lawsuit, and the dismissal was subsequently affirmed by the U.S. Court of Appeals for the Second Circuit. The appeal of the dismissal of the lawsuit was reconsidered by the U.S. Court of Appeals for the Second Circuit and the dismissal was reaffirmed. The lawsuits allege no misconduct by the Portfolios or management, and management intends to vigorously defend all claims and allegations. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2019, were: Index 500 Stock Portfolio $977,000 (0.03%) of net assets; Small Cap Value Portfolio $618,000 (0.10% of net assets); and Equity Income Portfolio $2,873,000 (0.35% of net assets). Management has not concluded that a loss is reasonably likely to occur, and therefore no loss accrual has been recorded.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the Northwestern Mutual Series Fund, Inc. and Shareholders of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, and for the Long-Term U.S. Government Bond Portfolio the statement of cash flows for the year ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended,, the changes in each of their net assets for each of the two years in the period ended December 31, 2019, for the Long-Term U.S. Government Bond Portfolio, the results of its cash flows for the year then ended, and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Milwaukee, WI

February 19, 2020

We have served as the auditor of one or more investment companies in Northwestern Mutual Series Fund, Inc. since 1984.

Abbreviations (unaudited)

Abbreviations that may be used in the preceding statements

ADR	American Depositary Receipt
AFC	Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.
CSTR	Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.
EXE	Security receives collateral principal and interest paid which exceeds the amount of principal and income obligated to all bonds in the deal.
IO	Interest Only Security
GO	General Obligation
RB	Revenue Bond
CPURNSA	U.S. Consumer Price Index - All Urban Consumers — Not Seasonally Adjusted
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
CME	Chicago Mercantile Exchange
ICE	Intercontinental Exchange
TBA	To Be Announced

Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Offshore
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio, other than the Government Money Market Portfolio, files its complete schedule of portfolio holdings on a monthly basis with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. Each Portfolio’s holdings reported on Form N-PORT for the first and third quarters of the fiscal year are available on the SEC’s website at http://www.sec.gov. Portfolios that file their holdings on Form N-PORT also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

The Government Money Market Portfolio files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. Form N-MFP is available on the SEC’s website at http://www.sec.gov. The Government Money Market Portfolio also makes its complete schedule of portfolio holdings for the most recent month available on the Internet at www. northwesternmutual.com.

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2019, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds Trust (17 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Since 2004, Co-Founder and CEO of Relative Value Partners, LLC, a registered investment adviser
Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Partner Funds (15 portfolios)

Principal Occupation During Past 5 Years: Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

William Gerber 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Director	Since 2017	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Principal Occupation During Past5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]

David Ribbens 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

Donald M. Ullmann 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

1.

This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2009 to 2012.
Northwestern Mutual Series Fund, Inc. Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served

Todd M. Jones 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Vice President; Chief Financial Officer & Treasurer	Since 2015

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual.
Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Senior Director of Mutual Fund Administration of Northwestern Mutual since 2002.
Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Chief Compliance Officer	Since 2014

Principal Occupation During Past 5 Years: Vice President - Managed Investments and Chief Compliance Officer of Mason Street Advisors and Northwestern Mutual Investment Management Company since 2014.
Lesli H. McLinden	Secretary	Since 2014
720 East Wisconsin Avenue
Milwaukee, WI 53202 1962

Principal Occupation During Past 5 Years: Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2007. Secretary of Mason Street Advisors from 2015 to 2017 and Assistant Secretary since 2017.

Daniel Meehan 720 East Wisconsin Avenue Milwaukee, WI 53202 1973	Vice President - Investments	Since 2012

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015, Director of Mason Street Advisors from 2007 to 2015.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2019

At its August 29, 2019 meeting, the Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved a new Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (T. Rowe Price”) relating to the Series Fund’s Growth Stock Portfolio (the “New Sub-Advisory Agreement”).

Also at its August 29, 2019 meeting, the Board, including the Independent Directors, unanimously approved the continuance of a (1) Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“American Century”) relating to the Series Fund’s Mid Cap Value, Large Company Value and Inflation Protection Portfolios, (2) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, (3) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, and a (4) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Series Fund’s Focused Appreciation Portfolio.

At its November 21, 2019 meeting, the Board, including the Independent Directors, unanimously approved the continuance of a (1) Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price relating to the Series Fund’s Short-Term Bond, Small Cap Value and Equity Income Portfolios, (2) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Wells Capital Management, Incorporated (“Wells Capital”) relating to the Series Fund’s Select Bond Portfolio, (3) Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and a (4) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”) relating to the Series Fund’s Government Money Market Portfolio.

American Century, Delaware, Federated, Loomis Sayles, T. Rowe Price, Wells Capital, PIMCO and BlackRock are sometimes collectively referred to hereinafter as the “Sub-Advisers,” and their respective sub-advised Portfolios (with the exception of the Growth Stock Portfolio) are collectively referred to herein as the “Sub-Advised Portfolios.” The respective Investment Sub-Advisory Agreements with the Sub-Advisers (except for the New Sub-Advisory Agreement with T. Rowe Price) are collectively referred to herein as the “Existing Sub-Advisory Agreements.”

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

In determining whether to approve the New Sub-Advisory Agreement and the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers in advance of each meeting to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios pursuant to the terms of the Existing Sub-Advisory Agreements is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors received a memorandum from their counsel advising them of their responsibilities in connection with the review and approval of the New Sub-Advisory Agreement and the continuance of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to sub-advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel.

Continuation of the Sub-Advisory Agreements between Mason Street Advisors and Certain Sub-Advisors

At its August 29, 2019 and November 21, 2019 meetings, the Board, including the Independent Directors, unanimously approved the continuance of the Existing Sub-Advisory Agreements. In connection with those meetings, the directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Sub-Advisers during the course of those meetings, the directors also had available for consideration each Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Existing Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers, and other materials prepared by Mason Street Advisors. The materials contained detailed information on performance over multiple time periods, expenses, brokerage commissions, portfolio turnover, style consistency, key portfolio statistics and metrics, and other factors with respect to each of the Sub-Advised Portfolios. The materials also contained an analysis of the Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Sub-Advisers. The directors also considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio-by-Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services the directors reviewed each Sub-Adviser’s financial strength, assets under management, and overall reputation. The directors evaluated the investment strategies employed by each Sub-Adviser, as well as the personnel providing such services with respect to each Sub-Advised Portfolio. The directors considered informational updates given by the portfolio managers, which included reports regarding how the Sub-Advised Portfolios were being positioned in the current market environment. The directors also considered Mason Street Advisors’ reports on due diligence visits and conference calls that had been conducted with certain of the Sub-Advisers.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

With respect to American Century, the directors considered personnel changes at the organizational and portfolio management level, including American Century’s adoption of a co-Chief Investment Officer structure and the expertise and experience of the persons holding those roles. The directors considered changes to the portfolio management team for the Large Company Value Portfolio that had been implemented, as well as the alignment of the investment process for the Large Company Value Portfolio with American Century’s other value strategy mandates, and observed that these personnel and process changes had made a positive impact on the Portfolio’s performance. With respect to Federated, the directors considered the firm’s enhancement to its investment process to include the addition of ESG factors as part of its qualitative analysis. The directors noted favorably that there had been longstanding stability with respect to the personnel on the investment team for the High Yield Bond Portfolio. With respect to Loomis Sayles, the directors commented positively on the well-articulated investment process employed for the Focused Appreciation Portfolio. The directors considered the expanded responsibilities of the portfolio manager for the Focused Appreciation Portfolio, concluding that the additional duties would not impact the portfolio manager’s ability to continue to provide the same level of service to the Portfolio. With respect to Delaware, the directors noted favorably the addition of two analysts to the firm’s portfolio management team for the Domestic Equity Portfolio. The directors considered compensation arrangements in place at Delaware for the portfolio managers, as well as the level of each portfolio manager’s investment in the respective mandate for which each was responsible. With respect to T. Rowe Price and PIMCO, the directors commented positively on the quality of the presentations made to the Board by their respective investment management teams. With respect to the Equity Income Portfolio in particular, the Board noted favorably that the portfolio manager remained committed to the Portfolio’s investment strategy. With respect to Wells Capital, the directors considered the firm’s succession planning for the portfolio management team serving the Select Bond Portfolio.

The directors also considered and expressed satisfaction with each Sub-Adviser’s investment philosophy and process and the scope of services provided by the Sub-Advisers. Consideration was also given to the Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Based on their review of these factors, their discussions with the Sub-Advisers, and their experience with the services provided by the Sub-Advisers for their respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Sub-Adviser in providing those services, and were satisfied with the experience and capabilities of the Sub-Advisers and the personnel associated with the Sub-Advised Portfolios.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short-term and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Broadridge and Lipper peer groups for the same periods, (ii) the Broadridge overall star rating and Lipper quintile rating for each Sub-Advised Portfolio and (iii) the Broadridge and the Lipper performance rankings for one-, three- and five-year time periods (as applicable). The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors further considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios.

The directors commented favorably on the continued strong performance of the Inflation Protection Portfolio. The directors observed that changes to the portfolio management team for the Large Company Value Portfolio had resulted in improved performance. The directors noted that, while the performance of the Mid Cap Value Portfolio had lagged for the three-year period ended June 30, 2019, the Portfolio’s performance over other periods had been more favorable and that, overall, the Portfolio’s performance contour had been consistent with its stated investment strategy. The directors commented favorably

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

on the strong performance of the Portfolios sub-advised by Federated and Loomis. The directors considered the comments of Delaware regarding the near-term underperformance of the Domestic Equity Portfolio, and acknowledged that the investment environment had been challenging for value managers. The directors noted favorably the strong performance records achieved by T. Rowe Price with respect to the Small Cap Value Portfolio and PIMCO with respect to the Multi-Sector Bond Portfolio.

In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to the short-term performance results because of the trend that such performance might signal, the directors placed greater weight on longer-term performance. For the reasons and based on the discussion summarized above, the Board concluded that, considering the investment performance within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Existing Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the existing expense limitation and/or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Broadridge of comparative expense data for each Sub-Advised Portfolio. Broadridge provided data as of December 31, 2018 comparing each Sub-Advised Portfolio’s net and total expenses with those in a category of funds underlying variable insurance products. Categories were selected by Broadridge based upon having similar investment classifications, objectives, and asset allocations. The directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The directors considered that the Broadridge expense rankings of the Mid Cap Value and Inflation Protection Portfolios sub-advised by American Century, the Domestic Equity Portfolio sub-advised by Delaware, the High Yield Bond Portfolio sub-advised by Federated, the Focused Appreciation Portfolio sub-advised by Loomis Sayles, the Short-Term Bond and Equity Income Portfolios sub-advised by T. Rowe Price, the Select Bond Portfolio sub-advised by Wells Capital, and the Government Money Market Portfolio sub-advised by BlackRock were in the top Broadridge quartile (meaning lowest net expenses) of their respective categories. The directors considered that the expense rankings of the Large Company Value Portfolio sub-advised by American Century, the Small Cap Value Portfolio sub-advised by T. Rowe Price, and the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios sub-advised by PIMCO were within the second quartile of their respective categories.

Based on their review of the above information and other factors deemed relevant by the directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors from the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the expense-based ranking of each Sub-Advised Portfolio within the Portfolio’s respective Broadridge peer group category. The directors then considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided. The directors recognized that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Advisors and such Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information may have been developed using a variety of assumptions and other factors. The directors concluded that they had received sufficient information to evaluate the issues related to costs and profitability.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of mutual fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios on the brokerage platform maintained by a brokerage affiliate of Mason Street Advisors, the participation of such fund families in mutual fund partner programs offered by such brokerage affiliate, and the payment of fees by the fund families based upon participation on the brokerage platform and the mutual fund partner program maintained by the brokerage affiliate of Mason Street Advisors. The directors reviewed information concerning certain of the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The directors took into account the expense limitation arrangements in place for the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, High Yield Bond, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond and Government Money Market Portfolios. The directors also considered the total assets and expense ratio of each Sub-Advised Portfolio. Based on this information, the Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Portfolios and information regarding Mason Street Advisors’ and the Sub-Advisers’ brokerage practices and commissions. The directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The directors also considered information regarding each Sub-Adviser’s code of ethics, approach to portfolio manager compensation, succession planning, as well as information supplied by the Sub-Advisers related to their cybersecurity programs and business continuity plans, and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Existing Sub-Advisory Agreements were fair and reasonable and approved the continuation of each Agreement for another year as being in the best interests of each Portfolio.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Approval of New Investment Sub-Advisory Agreement

At the August 29, 2019 meeting, the Board, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price relating to the Growth Stock Portfolio (the “Portfolio”). The Board’s decision to retain T. Rowe Price as sub-adviser for the Portfolio was reached after extensive research, evaluation and review of numerous candidate firms and their respective organizational structures, investment processes and long-term performance records.

Board Consideration of Alternative Sub-Advisory Candidates and Selection of T. Rowe Price as New Sub-Adviser

In determining whether to approve the New Sub-Advisory Agreement on behalf of the Portfolio, the directors requested and received detailed information from Mason Street Advisors and T. Rowe Price to assist them in their evaluation, including reports based upon information compiled by certain independent providers of evaluative data. The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the New Sub-Advisory Agreement, and had an opportunity to review with their counsel the legal standards governing the review of the New Sub-Advisory Agreement, including how these standards should be applied to the review of information relating to the sub-adviser under the Series Fund’s manager of managers structure. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and T. Rowe Price, and were represented throughout the process by legal counsel to the Independent Directors.

The material factors and conclusions that formed the basis for the Board’s determination to approve the New Sub-Advisory Agreement include those discussed below. In addition to the information provided to them in anticipation of and at the August 2019 Board meeting, the directors considered the in-person presentation of T. Rowe Price related to the Portfolio at a meeting of the Investment Oversight Committee of the Board held on August 29, 2019, and T. Rowe Price’s responses to the directors’ questions during the presentation session at the Investment Oversight Committee meeting.

The process that culminated with the directors determining to engage T. Rowe Price as the replacement investment sub-adviser for the Portfolio had been initiated by the Board several months earlier. At its February 28, 2019 meeting, the directors instructed Mason Street Advisors to identify potential replacement candidates to serve as sub-adviser to the Portfolio. At its June 5, 2019 meeting the Board was presented with a list of qualifying sub-advisory firms for the Portfolio mandate, along with a detailed review of comparative information regarding each of the candidates. Based upon a review of the list of qualified sub-advisers, the directors narrowed down the list of candidates to three sub-advisory candidate firms for the Portfolio mandate.

The three final candidates for the Portfolio mandate were reviewed and considered at the Board’s August 29, 2019 meeting. The directors received an in-person presentation at the August 2019 Board meeting provided by representatives from each of the three candidate firms. Extensive background information and assessment data were used to evaluate, compare and contrast the three candidates. The information compiled for purposes of facilitating the Board’s review of the candidates was a combination of assessment data and evaluative reports developed by Mason Street Advisors as well as data provided by the candidates, which was formatted in a manner to permit the Board to effectively conduct its due diligence review of the information and engage in a thorough comparative analysis. Among other factors, the Board considered details of each candidate’s investment performance and risk/return metrics over various time periods, peer group ratings and rankings, representative holdings, key points of differentiation and competitive advantages, portfolio characteristics, mandate assets under management, investment personnel, process and strategies, proposed sub-advisory fees and breakpoints, the impact on Mason Street Advisors’ profitability, and other operational and enterprise factors. The directors considered information provided regarding each candidate’s investment philosophy and portfolio construction process.

Also considered by the directors were the results of due diligence compliance reviews that had been prepared on the three final sub-advisory candidates. The due diligence reviews were based on the candidates’ responses to informational requests, as well as interviews with compliance and/or legal staff representatives of each candidate. Such reviews included information about each candidate’s compliance program, compliance policies and procedures, brokerage practices and use of soft dollars,

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

trading policies and procedures, codes of ethics and proxy voting procedures. Given that T. Rowe Price currently serves as a sub-adviser to the Series Fund’s Small Cap Value, Equity Income and Short-Term Bond Portfolios, and the firm’s compliance program is subject to periodic review and oversight, the compliance assessment of T. Rowe Price was based in part on previous compliance reviews and reports and the experiences with the firm and its compliance function. The Series Fund’s Chief Compliance Officer received compliance-related due diligence materials from T. Rowe Price similar to those materials provided by the other sub-advisory candidates, and such materials were reviewed and reported on by the Series Fund’s Chief Compliance Officer to the directors at the August 2019 Board meeting. The directors also had available for consideration each candidate’s responses to the compliance sections of the informational requests, and the candidates’ responses to informational requests related to proxy voting, brokerage and risk management practices.

The Board’s review of the candidates involved assessment of multiple factors which included, without limitation, the following:

Nature, Extent and Quality of Services. The directors evaluated the nature, scope, extent and quality of services that would be provided to the Portfolio by the three sub-advisory candidates. The directors considered the information developed from the extensive process utilized to identify qualified sub-advisers for the Portfolio, as well as the analysis and assessment provided by Mason Street Advisors with respect to the sub-advisory candidates. The directors viewed favorably the depth of experience of the T. Rowe Price Large Cap Growth Equity team in managing accounts, including accounts for other mutual funds, using investment strategies similar to those employed for the Portfolio. The directors’ consideration included information about T. Rowe Price’s organization and ownership structure, and the tenure, experience and performance of the firm’s investment management team, including particularly the qualifications and experience of the investment personnel who would be providing services to the Portfolio.

The directors considered Mason Street Advisors’ positive assessment of T. Rowe Price, based upon the robustness and continuity of the firm’s investment processes, their effective use of investment team analysts, and the significant experience of the lead portfolio manager. The directors also considered Mason Street Advisors’ expression of confidence in the current working relationship with T. Rowe Price related to the Series Fund portfolios for which they function as a sub-adviser, as well as their favorable view of the firm’s utilization of supporting research and resources, and their practices related to succession planning. The directors reviewed the firm’s approach to succession planning, concluding that it was thoughtful and thorough. The directors were positively impressed with the strength of the in-person presentation by T. Rowe Price. The directors commented favorably on the depth of resources in place at the firm, including particularly the investment analyst group. The directors noted that T. Rowe Price was a recognized asset manager with a positive reputation with both the Northwestern Mutual field force and variable product clients. The directors considered potential advantages that T. Rowe Price may have as a sub-adviser based upon its size, noting that the growth stock mandate was the firm’s largest mandate based upon assets under management, and this would suggest that the mandate will continue to be able to secure strong investment talent.

The directors considered the different investment approaches utilized by each of the candidates for the Portfolio mandate, and the positive and negative considerations of each. The directors also took into consideration the suitability of each candidate’s respective investment mandate with respect to Northwestern Mutual’s variable products. Finally, the directors took into consideration T. Rowe Price’s general reputation and the strength of the investment-related resources available to be committed in managing the Portfolio. Based on their review of these factors and other factors deemed relevant, the Board concluded that they were satisfied with the nature, extent and quality of the services to be provided by T. Rowe Price with respect to the Portfolio, and the resources to be committed by T. Rowe Price in providing such services.

Investment Performance. In order to evaluate investment performance, the directors reviewed the performance record of the three final sub-advisory candidates for a composite of managed accounts, including mutual fund accounts, with investment objectives, investment policies and strategies substantially similar to the Portfolio (the “composites”). The directors considered the performance returns of these composites for both short- and long-term periods. The directors also reviewed performance analytics reports for each of the candidates which compared multiple metrics, including information ratio, Sharpe ratio, Sortino ratio, up/down market capture ratios, standard deviation and tracking error for each of the mandates that were considered. The directors also evaluated the relative performance of the candidates’ composites versus the appropriate index, and considered Morningstar peer group rankings and ratings for each of the candidates’ mandates.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

The directors also took into consideration information presented regarding the composition of accounts managed by the candidates in a mandate similar to the Portfolio, including sector weightings, number of holdings, portfolio turnover, and top ten holdings percentages, as well as attribution information presented regarding the drivers of performance of such accounts.

Based on these and other factors deemed relevant, the Board concluded that they were satisfied with the experience and capabilities of T. Rowe Price, the personnel to be associated with the management of the Portfolio, and the firm’s investment performance record across accounts managed in a mandate similar to the Portfolio.

Management Fees and Other Expenses. In evaluating the management fees paid by the Portfolio, the directors considered the contractual fees (and applicable breakpoints) paid by the Portfolio under the Advisory Agreement between Mason Street Advisors and the Series Fund with respect to the Portfolio. The directors considered the sub-advisory fees (and applicable breakpoints) proposed by the three sub-advisory candidates for services to be provided to the Portfolio. In connection with their review of proposed sub-advisory fees, the directors also considered the proposed allocation between Mason Street Advisors and each sub-advisory candidate of the Portfolio’s investment advisory fee (i.e., the amount of the advisory fee retained by Mason Street Advisors relative to that would be paid to a sub-advisory candidate as a management fee). In evaluating proposed sub-advisory fees relative to the Portfolio, the directors considered information relating to amounts the sub-advisory candidates charged under other advisory contracts involving a similar investment mandate. The directors considered the existing structure, size, and total operating expenses of the Portfolio. They also considered the advisory fee waiver arrangement that was in place for the Portfolio.

The directors determined that the fees proposed by T. Rowe Price were favorable and were the product of an arm’s-length negotiation between Mason Street Advisors and the firm. Based on their review of the management fees and other expenses, comparative fee data and other factors deemed relevant by the directors, the Board concluded that the management fees, the sub-advisory fees proposed by T. Rowe Price, and the total operating expenses of the Portfolio were reasonable in relation to the nature, scope and quality of the services to be provided by T. Rowe Price.

Costs and Profitability. The directors considered Mason Street Advisors’ pricing methodology for its services as investment adviser for the products of which the Portfolio is an investment option. Mason Street Advisors provided comparative information regarding the proposed sub-advisory fees of the candidates, projections regarding the amount of the advisory fee that Mason Street Advisors would retain based upon the candidates’ proposed sub-advisory fees, and profitability analysis scenarios for the Portfolio based upon the sub-advisory fees proposed by the candidates. The directors considered the financial condition of Mason Street Advisors and Mason Street Advisors’ costs and profitability related to the Portfolio in light of the sub-advisory fees negotiated with T. Rowe Price.

Based on their review of the sub-advisory fees proposed by T. Rowe Price and the profitability analysis for the Portfolio reflecting the incorporation of such sub-advisory fees, the Board concluded that they were satisfied that Mason Street Advisors’ resulting level of profitability related to services provided to the Portfolio was appropriate and not excessive.

Economies of Scale. The directors considered whether the Portfolio’s expense structure permitted economies of scale to be shared with investors in the Portfolio. They also took into consideration the total assets and expense ratios of the Portfolio. The directors considered the breakpoints contained in the management fee schedules applicable to the Portfolio, as well as the breakpoints contained in the sub-advisory fee schedule for the Portfolio proposed by T. Rowe Price, and the extent to which a Portfolio may benefit from economies of scale through those breakpoints. The directors also considered the fee waiver agreement in place for the Portfolio. Based on this information, the Board concluded that the fee structure for the Portfolio reflected appropriate economies of scale between the Portfolio and Mason Street Advisors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreement, including information regarding any regulatory inquiries, examinations or actions to which T. Rowe Price or its affiliates may have been a party, and issues arising out of those regulatory events. The directors also received information regarding internal policy and investment decision making authority and practices in place for T. Rowe Price as well as portfolio manager compensation practices as they may apply to the portfolio managers proposed to provide services to the Portfolio.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the Portfolio to approve hiring T. Rowe Price as sub-adviser for the Portfolio and entering into the New Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price.

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson, and William Gerber. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2018	2019
	$682,150	$702,610

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2018	2019
	$0	$0

(c) Tax Fees

	2018	2019
	$77,210	$79,520

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2018	2019
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant, Registrant’s investment advisor and related service providers

	2018	2019
	$203,110	$152,695

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s investment advisor and related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Not applicable

Item 13.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.13(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 13, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 13, 2020

By:	/s/ Todd M. Jones
Todd M. Jones, Vice President,
Chief Financial Officer and Treasurer

Date: February 13, 2020